As filed with the Securities and Exchange Commission on February 26, 2003

Securities Act File No. 33-80966

Investment Company Act File No. 811-8598

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 21	☒

and	☐

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 22	☒

The Commerce Funds

(Exact Name of Registrant as Specified in Charter)

4900 Sears Tower

Chicago, IL 60606

(Address of Principal Executive Offices)

Registrant’s Telephone Number:

800-995-6365

W. Bruce McConnel, III

Drinker Biddle & Reath LLP

One Logan Square

18th and Cherry Streets

Philadelphia, Pennsylvania 19103-6996

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☒	on February 28, 2003 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: none

The Commerce *Funds*

Institutional Shares Prospectus
March 1, 2003

The Core Equity Fund

The Growth Fund

The Value Fund

The MidCap Growth Fund

The International Equity Fund

The Asset Allocation Fund

The Bond Fund

The Short-Term Government Fund

The National Tax-Free Intermediate Bond Fund

The Missouri Tax-Free Intermediate Bond Fund

The Kansas Tax-Free Intermediate Bond Fund

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

commerce funds

DAKOTA
NEBRASKA
KANSAS
INDIAN TERRITORY
Ft Abercrombie
Ft Pierre
Ft George
Ft Lookout
Ft Randall
Ft Ridgely
Ft Dodge
Ft Calhoun
Ft Kearney
Ft Riley
Ft Larned
Ft Atkinson
Ft Wayne
Ft Gibson
Ft Cobb
Ft Holmes
Great Sand Hills
White Earth R.
Missouri Riv.
Niobrara R.
Republican Fk.
Smoky Hill Fk.
Arkansas R.
Grand Saline Fk.
Sioux Falls City
Yankton
Sioux City
Omaha City
Council Bluffs
Plattsmouth
Nebraska City
St Joseph
Topeka
Jefferson City
Springfield
Des Moines
Bentonville
Fayetteville

The Commerce Funds PAGE 1

The Commerce Funds

What These Funds Are:

These Funds are mutual funds. A mutual fund is a pooled investment that gives you an opportunity to participate in financial markets. Each Fund is professionally managed. Each Fund has stated goals that it attempts to reach. However, as with all mutual funds, none of these Funds can offer guaranteed results. You could lose money in these Funds.

The Commerce Funds consists of eleven investment portfolios, each of which has a separate pool of assets with separate investment objectives and policies. This Prospectus offers Institutional Shares of The Commerce Funds.

The Core Equity Fund

The Growth Fund

The Value Fund

The MidCap Growth Fund

The International Equity Fund

The Asset Allocation Fund

The Bond Fund

The Short-Term Government Fund

The National Tax-Free Intermediate Bond Fund

The Missouri Tax-Free Intermediate Bond Fund

The Kansas Tax-Free Intermediate Bond Fund

What These Funds Are Not:

An investment in any of these Funds is not a bank deposit. Your investment is not insured or guaranteed by the FDIC or any other agency of the government.

PAGE 2 The Commerce Funds

Core Equity Fund

Please see the table on page 65 for more detailed information about the investment practices of the Core Equity Fund and the risks associated with those practices.

Investment Objective
•	Seeks capital appreciation and, secondarily, current income.

Primary Investment Strategies

•	Under normal market conditions, invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in stocks, primarily common stock.

•	Invests principally in stocks of companies whose valuation and earnings potentials are attractive.

•	Through a disciplined, quantitatively-driven approach, the Fund seeks a blend of companies either selling below fair value or producing strong earnings leading to future capital appreciation.

•	Generally purchases common stock of companies whose characteristics are comparable to those included in the S&P 500 Index (“Index”). The capitalization range of the Index was $279 million to $276 billion as of December 31, 2002.

•	The Fund will provide shareholders with at least 60 days notice before changing its 80% investment policy.

Primary Risks of Investing in the Fund

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money. The types of stocks held by the Fund may not perform as well as other types of stocks.

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease. The Fund’s net asset value may fluctuate with movements in the equity market.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results.

continued

The Commerce Funds PAGE 3

Core Equity Fund (continued)

Core Equity Fund Past Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Institutional Shares compare to those of a broad-based securities market index. Of course, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The performance of the Fund prior to December 26, 2000 is represented by the performance of the Personal Stock Fund (the “Common Trust Fund”), the predecessor common trust fund that, in all material respects, had the same investment objective, policies, guidelines and investment limitations as the Fund. However, the Common Trust Fund was not registered under the Investment Company Act of 1940 (the “Act”) and therefore was not subject to certain investment restrictions imposed by the Act. If the Common Trust Fund had been registered under the Act, the performance shown for the period prior to December 26, 2000 may have been adversely affected. The total return calculations in the bar chart and table for the period prior to December 26, 2000 have been restated to include the expenses of the Institutional Class but do not include waived fees or reimbursed expenses.

Year-by-Year Total Returns as of 12/31 Each Year (Institutional Shares)

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ‘98 +24.81% Worst Quarter* Q3 ’02 –15.74%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

PAGE 4 The Commerce Funds

Information on After-Tax Returns:

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Institutional Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

•	Average Annual Total Returns Before Taxes: These returns do not reflect taxes on distributions on the Fund’s Institutional Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

•	Average Annual Total Returns After Taxes on Distributions: These returns assume that taxes are paid on distributions on the Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

•	Average Annual Total Returns After Taxes on Distributions and Sale of Institutional Shares: These returns reflect taxes paid on distributions on the Fund’s Institutional Shares and taxes applicable when the investment is redeemed (sold) by you.

Applicable Income Tax Rate:

The returns are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 38.6% for ordinary income dividends and 20% for long-term capital gains distributions) and do not reflect state or local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.

Average Annual Total Return

For the periods ended December 31, 2002	1 Year	5 Years		10 Years
Returns Before Taxes	–21.88%	–0.60%		8.02%
Returns After Taxes on Distributions	–22.09%	N/A	**	N/A	**
Returns After Taxes on Distributions and Sale of Shares	–13.42%	N/A	**	N/A	**

S&P 500® Index*	–22.10%	–0.59%		9.34%

*

The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, taxes or expenses.

**	After tax-return information not available for the Fund prior to registration.

continued

The Commerce Funds PAGE 5

Core Equity Fund (continued)

Fees and Expenses

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	Core Equity Fund Institutional Shares
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)		None
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions		None
Redemption Fees		None
Annual Fund Operating Expenses (1)
(expenses deducted from Fund assets)
Management Fees		0.75%
Other Expenses
Shareholder Servicing Fees (2)	0.05%
Other Operating Expenses	0.24%
Total Other Expenses		0.29%

Total Annual Fund Operating Expenses (3)		1.04%
Less: Fee Waiver (4)		0.02%

Net Annual Fund Operating Expenses		1.02%

(1)	The Fund’s annual operating expenses have been restated to reflect amounts expected to be incurred for the current fiscal year.
(2)	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Shares held under the Shareholder Administrative Services Plan.
(3)	The Adviser intends to voluntarily reimburse expenses, excluding interest, taxes and extraordinary expenses, during the current fiscal year to the extent necessary for the Core Equity Fund to maintain Total Annual Fund Operating Expenses of not more than 1.13% of average daily net assets. The Adviser reserves the right to discontinue the expense reimbursement at any time.
(4)	The Administrator has contractually agreed to waive the administration fee to 0.13% of average daily net assets, at least until October 31, 2003.

Example:  The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$104	$329	$572	$1,269

PAGE 6 The Commerce Funds

Core Equity Fund Financial Highlights

The following table describes the Fund’s performance for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG LLP, the Funds’ independent auditors. Their report, along with the Fund’s financial statements, is incorporated by reference in the Funds’ Statement of Additional Information (available upon request).

Institutional Shares	Year Ended 10/31/02	12/26/2000(d) through 10/31/2001
Net asset value, beginning of period	$14.70	$18.00

Income (loss) from investment operations:
Net investment income(b)	0.10	0.04
Net realized and unrealized loss	(2.14)	(3.29)

Total from investment operations	(2.04)	(3.25)

Distributions to shareholders:
From net investment income	(0.09)	(0.04)
In excess of net investment income	—	(0.01)
From net realized gains	— (e)	—

Total distributions	$(0.09)	$(0.05)

Net asset value, end of year	$12.57	$14.70

Total return(a)	(13.90)%	(18.13)%
Net assets at end of year (in 000’s)	$243,569	$295,532
Ratio of net expenses to average net assets	0.98%	1.01% (c)
Ratio of net investment income to average net assets	0.68%	0.31% (c)
Ratios assuming no expense reductions:
Ratio of expenses to average net assets	1.00%	1.03% (c)
Ratio of net investment income to average net assets	0.66%	0.29% (c)
Portfolio turnover rate	23%	32%

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Annualized.
(d)	Commencement of operations.
(e)	Amount is less than $0.005 per share.

The Commerce Funds PAGE 7

Growth Fund

Please see the table on page 65 for more detailed information about the investment practices of the Growth Fund and the risks associated with those practices.

Investment Objective

•	Seeks capital appreciation.

Primary Investment Strategies

•	Under normal market conditions, invests at least 65% of its total assets in stocks, primarily common stock.

•	Invests principally in stocks of companies that show above-average growth in earnings. The Fund’s Adviser believes that investing in companies with strong earnings growth will lead to future capital appreciation.

•	Generally purchases common stock of companies whose characteristics are comparable to those included in the Russell 1000 Growth Index (“Index”). The capitalization range of the Index was $245.5 million to $263.1 billion as of December 31, 2002.

Primary Risks of Investing in the Fund

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money. The types of stocks held by the Fund may not perform as well as other types of stocks.

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease. The Fund’s net asset value may fluctuate with movements in the equity market.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results.

PAGE 8 The Commerce Funds

Growth Fund Past Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced.

Year-by-Year Total Returns as of 12/31 Each Year (Institutional Shares)

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ‘98 +25.02% Worst Quarter* Q3 ‘01 – 18.67%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

continued

The Commerce Funds PAGE 9

Growth Fund (continued)

Information on After-Tax Returns:

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Institutional Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

•	Average Annual Total Returns Before Taxes: These returns do not reflect taxes on distributions on the Fund’s Institutional Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

•	Average Annual Total Returns After Taxes on Distributions: These returns assume that taxes are paid on distributions on the Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

•	Average Annual Total Returns After Taxes on Distributions and Sale of Institutional Shares: These returns reflect taxes paid on distributions on the Fund’s Institutional Shares and taxes applicable when the investment is redeemed (sold) by you.

Applicable Income Tax Rate:

The returns are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 38.6% for ordinary income dividends and 20% for long-term capital gains distributions) and do not reflect state or local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.

Average Annual Total Return

For the periods ended December 31, 2002	1 Year	5 Years	Since Inception (12/12/94)
Returns Before Taxes	–22.50%	–4.08%	7.93%
Returns After Taxes on Distributions	–22.50%	–5.86%	5.92%
Returns After Taxes on Distributions and Sale of Shares	–13.81%	–2.53%	6.87%

Russell 1000® Growth Index*	–27.88%	–3.84%	8.18%

*

The Russell 1000® Growth Index, an unmanaged index, is a market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, taxes or expenses.

PAGE 10 The Commerce Funds

Fees and Expenses

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	Growth Fund Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)		None
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions		None
Redemption Fees		None
Annual Fund Operating Expenses (1) (expenses deducted from Fund assets)
Management Fees		0.75%
Other Expenses
Shareholder Servicing Fees (2)	0.11%
Other Operating Expenses	0.30%
Total Other Expenses		0.41%

Total Annual Fund Operating Expenses (3)		1.16%
Less: Fee Waiver and Expense Reimbursement (3)(4)		0.03%

Net Annual Operating Expenses		1.13%

(1)	The Fund’s annual operating expenses have been restated to reflect amounts expected to be incurred for the current fiscal year.
(2)	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Shares held under the Shareholder Administrative Services Plan.
(3)	The Adviser has contractually agreed to reduce or limit the Total Annual Fund Operating Expenses, excluding interest, taxes and extraordinary expenses, at least until October 31, 2003, to 1.13% of the Fund’s average daily net assets.
(4)	The Administrator has contractually agreed to waive the administration fee to 0.13% of average daily net assets, at least until October 31, 2003.

Example:  The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$115	$366	$635	$1,406

continued

The Commerce Funds PAGE 11

Growth Fund (continued)

Growth Fund Financial Highlights

The following table describes the Fund’s performance for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG LLP, the Funds’ independent auditors. Their report, along with the Fund’s financial statements, is incorporated by reference in the Funds’ Statement of Additional Information (available upon request).

	Year Ended 10/31
Institutional Shares	2002		2001		2000		1999	1998
Net asset value, beginning of year	$20.03		$38.33		$38.24		$37.37	$34.54

Income (loss) from investment operations:
Net investment income (loss)	(0.07	)(b)	(0.10	)(b)	(0.14	)(b)	(0.05)	0.07
Net realized and unrealized gain (loss)	(2.44)		(10.93)		4.17		6.40	5.06

Total from investment operations	(2.51)		(11.03)		4.03		6.35	5.13

Distributions to shareholders:
From net investment income	—		—		—		(0.01)	(0.06)
From net realized gains	—		(7.27)		(3.94)		(5.47)	(2.24)

Total distributions	—		(7.27)		(3.94)		(5.48)	(2.30)

Net asset value, end of year	$17.52		$20.03		$38.33		$38.24	$37.37

Total return(a)	(12.53)%		(33.85)%		10.88%		18.24%	15.38%
Net assets at end of year (in 000’s)	173,077		$219,622		$385,676		$445,923	$409,797
Ratio of net expenses to average net assets	1.12%		1.11%		1.06%		1.08%	1.08%
Ratio of net investment income (loss) to average net assets	(0.33)%		(0.39)%		(0.37)%		(0.12)%	0.20%
Ratios assuming no expense reductions:
Ratio of expenses to average net assets	1.14%		1.13%		1.07%		1.08%	1.08%
Ratio of net investment income (loss) to average net assets	(0.35)%		(0.41)%		(0.36)%		(0.12)%	0.20%
Portfolio turnover rate	53%		47%		50%		35%	53%

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.

PAGE 12 The Commerce Funds

Value Fund

Please see the table on page 65 for more detailed information about the investment practices of the Value Fund and the risks associated with those practices.

Investment Objective

•	Seeks capital appreciation and, secondarily, current income.

Primary Investment Strategies

•	Under normal market conditions, invests at least 65% of its total assets in stocks, primarily common stock.

•	Using a quantitatively-driven approach, invests principally in stock of companies that are selling below fair market value compared to their future potential. The Fund seeks a higher return than the market index over time as the stocks it purchases rise in price to more normal valuations. The Fund utilizes a broadly diversified portfolio with value characteristics (low price/book and price/earnings ratios) to achieve capital appreciation and current income.

•	Generally purchases common stock of companies whose characteristics are comparable to those included in the Russell 1000 Value Index (“Index”). The capitalization range of the Index was $194 million to $235 billion as of December 31, 2002.

Primary Risks of Investing in the Fund

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money. The types of stocks held by the Fund may not perform as well as other types of stocks.

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease. The Fund’s net asset value may fluctuate with movements in the equity market.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results.

continued

The Commerce Funds PAGE 13

Value Fund (continued)

Value Fund Past Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced.

Year-by-Year Total Returns as of 12/31 Each Year (Institutional Shares)

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ‘98 +13.94% Worst Quarter* Q3 ‘98 –19.74%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

PAGE 14 The Commerce Funds

Information on After-Tax Returns:

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Institutional Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

•	Average Annual Total Returns Before Taxes: These returns do not reflect taxes on distributions on the Fund’s Institutional Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

•	Average Annual Total Returns After Taxes on Distributions: These returns assume that taxes are paid on distributions on the Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

•	Average Annual Total Returns After Taxes on Distributions and Sale of Institutional Shares: These returns reflect taxes paid on distributions on the Fund’s Institutional Shares and taxes applicable when the investment is redeemed (sold) by you.

Applicable Income Tax Rate:

The returns are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 38.6% for ordinary income dividends and 20% for long-term capital gains distributions) and do not reflect state or local taxes. In calculating the federal income taxes due on redemptions, capital gains tax resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.

Average Annual Total Return

For the periods ended December 31, 2002	1 Year	5 Years	Since Inception (3/3/97)
Returns Before Taxes	–18.52%	–3.05%	1.87%
Returns After Taxes on Distributions	–18.92%	–3.58%	1.33%
Returns After Taxes on Distributions and Sale of Shares	–11.36%	–2.52%	1.37%

Russell 1000® Value Index*	–15.52%	1.16%	5.10%

*

The Russell 1000® Value Index is an unmanaged market capitalization weighted index of the 1,000 largest U.S. companies, with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, taxes or expenses.

continued

The Commerce Funds PAGE 15

Value Fund (continued)

Fees and Expenses

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	Value Fund Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)		None
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions		None
Redemption Fees		None
Annual Fund Operating Expenses (1) (expenses deducted from Fund assets)
Management Fees		0.75%
Other Expenses
Shareholder Servicing Fees (2)	0.08%
Other Operating Expenses	0.30%
Total Other Expenses		0.38%

Total Annual Fund Operating Expenses (3)		1.13%
Less: Fee Waiver (4)		0.02%

Net Annual Fund Operating Expenses		1.11%

(1)	The Fund’s annual operating expenses have been restated to reflect amounts expected to be incurred for the current fiscal year.
(2)	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Shares held under the Shareholder Administrative Services Plan.
(3)	The Adviser intends to voluntarily reimburse expenses, excluding interest, taxes and extraordinary expenses, during the current fiscal year to the extent necessary for the Value Fund to maintain Total Annual Fund Operating Expenses of not more than 1.20% of average daily net assets. The Adviser reserves the right to discontinue the expense reimbursement at any time.
(4)	The Administrator has contractually agreed to waive the administration fee to 0.13% of average daily net assets, at least until October 31, 2003.

Example:  The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$113	$357	$620	$1,373

PAGE 16 The Commerce Funds

Value Fund Financial Highlights

The following table describes the Fund’s performance for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG LLP, the Funds’ independent auditors. Their report, along with the Fund’s financial statements, is incorporated by reference in the Funds’ Statement of Additional Information (available upon request).

	Year Ended 10/31
Institutional Shares	2002	2001	2000	1999	1998
Net asset value, beginning of year	$21.05	$24.88	$21.40	$21.72	$21.82

Income from investment operations:
Net investment income	0.24 (b)	0.21 (b)	0.18 (b)	0.15	0.18
Net realized and unrealized gain (loss)	(2.99)	(2.91)	3.45	(0.09)	(0.05)

Total from investment operations	(2.75)	(2.70)	3.63	0.06	0.13

Distributions to shareholders:
From net investment income	(0.23)	(0.21)	(0.15)	(0.15)	(0.19)
From net realized gains	—	(0.92)	—	(0.23)	(0.04)

Total distributions	(0.23)	(1.13)	(0.15)	(0.38)	(0.23)

Net asset value, end of year	$18.07	$21.05	$24.88	$21.40	$21.72

Total return(a)	(13.18)%	(11.16)%	17.06%	0.29%	0.53%
Net assets at end of year (in 000’s)	$102,049	$110,155	$95,765	$74,591	$92,625
Ratio of net expenses to average net assets	1.06%	1.08%	1.13%	1.15%	1.16%
Ratio of net investment income to average net assets	1.15%	0.91%	0.78%	0.67%	0.82%
Ratios assuming no expense reductions:
Ratio of expenses to average net assets	1.08%	1.10%	1.14%	1.15%	1.16%
Ratio of net investment income to average net assets	1.13%	0.89%	0.77%	0.67%	0.82%
Portfolio turnover rate	72%	65%	88%	64%	55%

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.

The Commerce Funds PAGE 17

MidCap Growth Fund

Please see the table on page 65 for more detailed information about the investment practices of the MidCap Growth Fund and the risks associated with those practices.

Investment Objective

•	Seeks capital appreciation.

Primary Investment Strategies

•	Under normal market conditions, invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in mid-cap issuers. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap Growth Index (“Index”) at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Index was $194 million and $13.2 billion as of December 31, 2002.

•	Using a quantitatively-driven approach, invests principally in stocks of companies that show the potential for above-average earnings growth. The Fund seeks capital appreciation by investing in companies that exhibit high rates of profitability, earnings growth and corporate reinvestment.

•	The Fund will provide shareholders with at least 60 days notice before changing its 80% investment policy.

Primary Risks of Investing in the Fund

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money. The types of stocks held by this Fund may not perform as well as other types of stocks.

Mid-Cap and Small-Cap Risk:  Investing in securities of smaller and mid-sized companies may be riskier than investing in larger, more established companies. Smaller and mid-sized companies are more vulnerable to adverse developments because of more limited product lines, markets or financial resources. Also, these company stocks may trade less often and in limited volume compared to stocks trading on a national securities exchange. Security prices of these company stocks may be more volatile than the prices of larger company stocks. As a result, this Fund’s net asset value may be subject to rapid and substantial changes if it invests in these stocks.

PAGE 18 The Commerce Funds

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease. The Fund’s net asset value may fluctuate with movements in the equity market.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results.

Portfolio Turnover Risk:  The Fund may buy and sell investments relatively often which could hinder performance due to higher expenses and increased taxes realized by the portfolio.

MidCap Growth Fund Past Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced.

Year-by-Year Total Returns as of 12/31 Each Year (Institutional Shares)

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ‘01 +24.41% Worst Quarter* Q3 ‘01 –30.20%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

continued

The Commerce Funds PAGE 19

MidCap Growth Fund (continued)

Information on After-Tax Returns:

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Institutional Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

•	Average Annual Total Returns Before Taxes: These returns do not reflect taxes on distributions on the Fund’s Institutional Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

•	Average Annual Total Returns After Taxes on Distributions: These returns assume that taxes are paid on distributions on the Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

•	Average Annual Total Returns After Taxes on Distributions and Sale of Institutional Shares: These returns reflect taxes paid on distributions on the Fund’s Institutional Shares and taxes applicable when the investment is redeemed (sold) by you.

Applicable Income Tax Rate:

The returns are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 38.6% for ordinary income dividends and 20% for long-term capital gains distributions) and do not reflect state or local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.

Average Annual Total Return

For the periods ended December 31, 2002	1 Year	5 Years	Since Inception (12/12/94)
Returns Before Taxes	–26.83%	–5.45%	5.18%
Returns After Taxes on Distributions	–26.83%	–6.62%	4.07%
Returns After Taxes on Distributions and Sale of Shares	–16.48%	–3.61%	4.73%

Russell Midcap® Growth Index*	–27.41%	–1.82%	7.42%

*

The Russell Midcap® Growth Index, an unmanaged index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, taxes or expenses. Inception date of the Index return is 1/1/95 as daily value was unavailable at 12/12/94.

PAGE 20 The Commerce Funds

Fees and Expenses

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	MidCap Growth Fund Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)		None
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions		None
Redemption Fees		None
Annual Fund Operating Expenses (1) (expenses deducted from Fund assets)
Management Fees		0.75%
Other Expenses
Shareholder Servicing Fees (2)	0.10%
Other Operating Expenses	0.41%
Total Other Expenses		0.51%

Total Annual Fund Operating Expenses		1.26%
Less: Fee Waiver (3)		0.02%

Net Annual Fund Operating Expenses		1.24%

(1)	The Fund’s annual operating expenses have been restated to reflect amounts expected to be incurred for the current fiscal year.
(2)	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Shares held under the Shareholder Administrative Services Plan.
(3)	The Administrator has contractually agreed to waive the administration fee to 0.13% of average daily net assets, at least until October 31, 2003.

Example:  The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$126	$398	$690	$1,521

continued

The Commerce Funds PAGE 21

MidCap Growth Fund (continued)

MidCap Growth Fund Financial Highlights

The following table describes the Fund’s performance for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG LLP, the Funds’ independent auditors. Their report, along with the Fund’s financial statements, is incorporated by reference in the Funds’ Statement of Additional Information (available upon request).

	Year Ended 10/31
Institutional Shares	2002		2001		2000		1999		1998
Net asset value, beginning of year	$21.37		$43.62		$40.07		$32.57		$33.02

Income from investment operations:
Net investment loss	(0.20	)(b)	(0.25	)(b)	(0.34	)(b)	(0.23	)(b)	(0.13)
Net realized and unrealized gain (loss)	(2.73)		(17.57)		9.91		9.34		1.48

Total from investment operations	(2.93)		(17.82)		9.57		9.11		1.35

Distributions to shareholders:
From net realized gains	—		(4.43)		(6.02)		(1.61)		(1.80)

Net asset value, end of year	$18.44		$21.37		$43.62		$40.07		$32.57

Total return(a)	(13.71)%		(44.12)%		26.19%		28.96%		3.96%
Net assets at end of year (in 000’s)	$65,005		$91,567		$187,070		$143,892		$139,035
Ratio of net expenses to average net assets	1.21%		1.14%		1.14%		1.14%		1.16%
Ratio of net investment loss to average net assets	(0.91)%		(0.88)%		(0.80)%		(0.63)%		(0.58)%
Ratios assuming no expense reductions:
Ratio of expenses to average net assets	1.23%		1.16%		1.15%		1.14%		1.16%
Ratio of net investment loss to average net assets	(0.93)%		(0.90)%		(0.79)%		(0.63)%		(0.58)%
Portfolio turnover rate	93%		124%		112%		98%		76%

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.

PAGE 22 The Commerce Funds

International Equity Fund

Please see the table on page 65 for more detailed information about the investment practices of the International Equity Fund and the risks associated with those practices.

Investment Objective

•	Seeks total return with an emphasis on capital growth.

Primary Investment Strategies

•	Under normal market conditions, invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a diversified portfolio of stocks in established companies that conduct their principal activities or are located outside the United States or whose securities are traded in foreign markets.

•	The Fund expects to invest a substantial portion of its assets in securities of companies in the developed countries of Western Europe and the Far East. However, the Fund may emphasize investments in any particular region or regions from time to time when the growth potential is attractive. If the Fund has invested a higher percentage of its total assets in a particular region, changes affecting that region may have a significant impact on the Fund’s overall portfolio. The Fund will invest in emerging markets, such as Latin America, on an opportunistic basis.

•	The Fund focuses on purchasing securities of large and, to a lesser extent, medium-sized companies, although stocks may be purchased without regard to a company’s market capitalization. Stocks of medium-sized companies will be purchased on an opportunistic basis.

•	The Fund focuses on investing in stocks that are underpriced on an absolute and peer relative basis. The Fund favors companies with one or more of the following characteristics: leading market positions; attractive business niche; strong franchise or natural monopoly; technological leadership or proprietary advantages; seasoned management; earnings growth and cash flow sufficient to support growing dividends; and healthy balance sheets with relatively low debt.

•	While investing with an awareness of the global economic backdrop and the outlook for individual countries, the Fund focuses on bottom-up stock selection. Country allocation is driven by stock selection, though the Fund may limit investments in markets that lack economic or political stability.

continued

The Commerce Funds PAGE 23

International Equity Fund (continued)

•	May also invest in other types of securities, including convertibles, warrants, preferred stocks, corporate and government debt, futures, and options.

•	May invest freely in securities of foreign issuers in the form of sponsored and unsponsored American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts.

•	May sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

•	The Fund will provide shareholders with at least 60 days notice before changing its 80% investment policy.

Primary Risks of Investing in the Fund

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money. International funds, in general, have volatile net asset values. The Fund may not be an appropriate investment if you cannot bear financially the loss of at least a significant portion of your investment.

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease. The Fund’s net asset value may fluctuate with movements in the various international equity markets.

Management Risk:  A strategy used by the Sub-Adviser may fail to produce the intended results. The Sub-Adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance in rising markets.

Currency Risk:  This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on the Fund’s holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are unpredictable and it is not possible to hedge effectively the currency risks of many developing countries.

Foreign Risk:  Foreign securities can be riskier and more volatile than U.S. securities. Adverse political, social and economic developments in foreign countries or changes in the value of foreign currency can make it harder for the Fund to sell its securities and could reduce the value of your shares. Changes in or the lack of tax, accounting and regulatory standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Also, the costs of investing abroad are usually higher than those of investing within the United States. Investments outside the United States could be subject to governmental actions, such as capital or currency controls, nationalization of a company or industry, expropriation of assets or imposition of high taxes.

PAGE 24 The Commerce Funds

Emerging Market Risk:  To the extent that the Fund has investments in emerging market countries, it will potentially be subject to abrupt and severe price declines. Investments in these countries are much riskier than those in mature countries. Fund performance will likely be negatively affected by portfolio exposure to nations in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets.

Futures/Options Risk:  To the extent the Fund uses futures and options, it is exposed to additional volatility and potential losses.

International Equity Fund Past Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced.

Year-by-Year Total Returns as of 12/31 Each Year (Institutional Shares)

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ‘99 +22.77% Worst Quarter* Q3 ‘02 –21.44%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

continued

The Commerce Funds PAGE 25

International Equity Fund (continued)

Information on After-Tax Returns:

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Institutional Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

•	Average Annual Total Returns Before Taxes: These returns do not reflect taxes on distributions on the Fund’s Institutional Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

•	Average Annual Total Returns After Taxes on Distributions: These returns assume that taxes are paid on distributions on the Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

•	Average Annual Total Returns After Taxes on Distributions and Sale of Institutional Shares: These returns reflect taxes paid on distributions on the Fund’s Institutional Shares and taxes applicable when the investment is redeemed (sold) by you.

Applicable Income Tax Rate:

The returns are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 38.6% for ordinary income dividends and 20% for long-term capital gains distributions) and do not reflect state or local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.

Average Annual Total Return

For the periods ended December 31, 2002	1 Year	5 Years	Since Inception (12/12/94)
Returns Before Taxes	–20.01%	–4.57%	–0.04%
Returns After Taxes on Distributions	–20.03%	–5.16%	–0.62%
Returns After Taxes on Distributions and Sale of Shares	–12.18%	–3.29%	0.12%

MSCI® EAFE® Index*	–15.66%	–2.61%	0.73%

*

The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, taxes or expenses. Inception date of the Index return is 1/1/95 as daily value was unavailable at 12/12/94.

PAGE 26 The Commerce Funds

Fees and Expenses

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	International Equity Fund Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)		None
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions		None
Redemption Fees(1)		2.00%
Annual Fund Operating Expenses (2) (expenses deducted from Fund assets)
Management Fees (3)		1.50%
Other Expenses
Shareholder Servicing Fees (4)	0.06%
Other Operating Expenses	0.46%
Total Other Expenses		0.52%

Total Annual Fund Operating Expenses (5)		2.02%
Less: Fee Waivers (3)(6)		0.68%

Net Annual Fund Operating Expenses		1.34%

(1)	A redemption fee of 2.00% may be assessed on the proceeds of a redemption or exchange made within 30 days of the date of purchase. For more information on the redemption fee see “What Are My Options For Changing My Investment Within The Commerce Funds?” and “Redeeming Institutional Shares.”
(2)	The Fund’s annual operating expenses have been restated to reflect amounts expected to be incurred for the current fiscal year.
(3)	The Adviser has contractually agreed to waive a portion of its management fees, at least until October 31, 2003. As a result of these fee waivers, Management Fees will be approximately 0.84% of average daily net assets.
(4)	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Shares held under the Shareholder Administrative Services Plan.
(5)	The Adviser intends to voluntarily reimburse expenses, excluding interest, taxes and extraordinary expenses, during the current fiscal year to the extent necessary for the International Equity Fund to maintain Total Annual Fund Operating Expenses of not more than 1.72% of average daily net assets. The Adviser reserves the right to discontinue the expense reimbursement at any time.
(6)	The Administrator has contractually agreed to waive the administration fee to 0.13% of average daily net assets, at least until October 31, 2003.

Example:  The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$136	$568	$1,025	$2,294

continued

The Commerce Funds PAGE 27

International Equity Fund (continued)

International Equity Fund Financial Highlights

The following table describes the Fund’s performance for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG LLP, the Funds’ independent auditors. Their report, along with the Fund’s financial statements, is incorporated by reference in the Funds’ Statement of Additional Information (available upon request).

	Year Ended 10/31
Institutional Shares	2002	2001	2000		1999	1998
Net asset value, beginning of year	$16.99	$26.46	$27.39		$23.00	$22.10

Income from investment operations:
Net investment income (loss)	0.06 (b)	— (b)	(0.01	)(b)	0.09	0.10
Net realized and unrealized gain (loss)	(2.44)	(6.84)	0.43		4.40	1.45

Total from investment operations	(2.38)	(6.84)	0.42		4.49	1.55

Distributions to shareholders:
From net investment income	—	—	(0.06)		(0.10)	(0.08)
From net realized gains	—	(2.63)	(1.29)		—	(0.57)

Total distributions	—	(2.63)	(1.35)		(0.10)	(0.65)

Net asset value, end of year	$14.61	$16.99	$26.46		$27.39	$23.00

Total return(a)	(14.01)%	(28.40)%	1.24%		19.58%	7.16%
Net assets at end of year (in 000’s)	$112,347	$108,206	$166,063		$128,018	$101,161
Ratio of net expenses to average net assets	1.55%	1.47%	1.35%		1.53%	1.62%
Ratio of net investment income (loss) to average net assets	0.38%	(0.01)%	(0.05)%		0.40%	0.46%
Ratios assuming no expense reductions:
Ratio of expenses to average net assets	2.18%	2.05%	1.92%		2.08%	2.14%
Ratio of net investment loss to average net assets	(0.25)%	(0.59)%	(0.60)%		(0.13)%	(0.06)%
Portfolio turnover rate	98%	33%	47%		32%	22%

(a)	Assumes investment of the net asset value at the beginning of the year, reinvestment of all dividends and distributions a complete redemption of the investment at the net asset value at the end of the year and no redemption charges. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.

PAGE 28 The Commerce Funds

Asset Allocation Fund

Please see the table on page 65 for more detailed information about the investment practices of the Asset Allocation Fund and the risks associated with those practices.

Investment Objective

•	Seeks total return through capital appreciation and current income. The Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

Primary Investment Strategies

•	Asset allocation is the practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage. The Fund seeks to achieve its investment objective by investing in a combination of underlying funds for which the Adviser now or in the future acts as investment adviser. The Fund may, to the extent permitted by the Securities and Exchange Commission (“SEC”), also invest in other unaffiliated underlying funds. Collectively, all such underlying funds are referred to as the “Underlying Funds.”
•	The Commerce Asset Allocation Fund is weighted to stock fund investments (the “Underlying Equity Funds”), while adding a sufficient amount of bond fund investments to add diversification, enhance income and reduce volatility (the “Underlying Fixed-Income Funds”). Under normal market conditions, approximately 60% of the Fund’s total assets will be allocated among Underlying Equity Funds and approximately 40% will be allocated to Underlying Fixed-Income Funds.
•	The Adviser expects that the Fund will invest a relatively significant percentage of its equity allocation in the Commerce Growth Fund and Commerce Value Fund and will invest a smaller percentage in the Commerce MidCap Growth Fund and the Commerce International Equity Fund. It is expected that the fixed-income portion will be invested in the Commerce Bond Fund. Generally, the Fund does not intend to invest over 5% of the Fund’s total assets in a non-affiliated fund.
•	For a description of the Underlying Funds, please refer to the relevant sections herein.

The Commerce Funds has filed an exemptive application with the SEC in order to permit the Fund to invest in unaffiliated Underlying Funds and to make direct investments in equity

continued

The Commerce Funds PAGE 29

Asset Allocation Fund (continued)

securities, fixed-income securities and other instruments. As of the date of this Prospectus, the SEC had not yet granted The Commerce Funds an order that would allow the Fund to invest in unaffiliated Underlying Funds and to make direct investments in equity securities, fixed-income securities and other instruments. Until The Commerce Funds receives such exemptive order, the Fund will not invest in unaffiliated Underlying Funds or make direct investments in equity securities, fixed-income securities and other instruments. There can be no assurances that the SEC will issue an exemptive order in the future.

The Fund seeks to achieve its investment objective by investing within specified equity and fixed-income ranges among the Underlying Funds. The table below illustrates the current Underlying Equity/Fixed-Income Fund allocation targets:

Equity/Fixed-Income Target (Percentage of the Fund’s Total Assets)

Allocation of Fund’s Assets	Target	Range

Equity	60%	42-75%
Fixed-Income	40%	25-58%

The Fund will invest in particular Underlying Funds based on various criteria. Among other things, the Adviser’s Investment Policy Team will analyze the Underlying Funds’ respective investment styles, investment objectives, policies and investment strategies in order to determine which affiliated Underlying Funds, in combination with other non-affiliated Underlying Funds, are appropriate. This analysis is conducted as part of the Team’s formal review of market conditions and incorporates an analysis of expected returns of the different asset classes.

The Fund may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying Funds in response to economic or market conditions; and (c) maintain or modify the allocation of its assets among the Underlying Funds within the percentage targets described above.

THE PARTICULAR UNDERLYING FUNDS IN WHICH THE FUND MAY INVEST, THE EQUITY/FIXED-INCOME TARGETS AND RANGES AND THE INVESTMENTS IN EACH UNDERLYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL.

If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

Primary Risks of Investing in the Fund

Allocation Risk:  While the Fund can invest in any or all of the Underlying Funds, it is expected that the Fund will normally invest in only some of the Underlying Funds at any particular time. The Fund’s investment in any one of the Underlying Funds may, and in some cases is expected to, exceed 25% of the Fund’s total assets.

PAGE 30 The Commerce Funds

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money. While the Fund offers a greater level of diversification than many other types of mutual funds, a single fund may not provide a complete investment program for an investor. There can be no assurance that the Fund will achieve its investment objective.

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in the Underlying Funds to fluctuate. The Fund’s net asset value may fluctuate with movements in the equity market.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results.

Investing in the Underlying Funds:  The investments of the Fund are concentrated in the Underlying Funds, and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Adviser. The value of the Underlying Funds’ investments, and the net asset values (“NAV”) of the shares of both the Fund and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objectives of the Underlying Funds will be achieved.

Investments of the Underlying Funds:  Because the Fund invests in the Underlying Funds, the Fund’s shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to those Underlying Funds. The Fund may invest in Underlying Funds that in turn invest in foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and political risk. Foreign investments of the Underlying Funds may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. The Fund may also invest in Underlying Funds that invest in mid and small capitalization stocks, which may be riskier than investing in larger, more established companies. The Fund’s investment in Underlying Funds that invest in fixed-income securities will be subject to, among other things, credit risk, interest rate risk and maturity risk. Credit risk is the risk that an issuer may default on its payment obligations. Interest rate risk is the risk that the market value of fixed-income securities can go up when interest rates go down and go down when interest rates go up. Maturity risk is the risk that an Underlying Fund will not necessarily hold its securities to maturity, which could result in a loss of principal. The Underlying Funds will also be subject to call risk (the risk that when interest rates decline an issuer may exercise a right to pay principal on an obligation earlier than expected) and extension risk (the risk that when interest rates rise an issuer may exercise a right to pay principal on an obligation later than expected). The Fund may invest in Underlying Funds that invest in asset-backed securities, which may involve a greater chance of default during periods of economic downturn than other securities and may be less liquid and more difficult to value and liquidate.

continued

The Commerce Funds PAGE 31

Asset Allocation Fund (continued)

Expenses:  You may invest in the Underlying Funds directly. By investing in the Underlying Funds indirectly through the Fund, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Fund (including operating costs and investment management fees), but also expenses of the Fund.

Additional Investments of the Underlying Funds:  The Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts (“REITs”) and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices.

Affiliated Persons:  In managing the Fund, the Adviser will have the authority to select and substitute Underlying Funds. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because the Adviser and its affiliates are also responsible for managing certain of the Underlying Funds. The Trustees and officers of The Commerce Funds may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Funds.

Temporary Investments:  There may be times when, in the opinion of the Adviser, abnormal market or economic conditions or short-term cash needs of the Fund warrant that, for temporary defensive or liquidity purposes, the Fund may invest without limitation in short-term obligations. When the Fund’s assets are invested in such investments, the Fund may not be achieving its investment objective.

Asset Allocation Fund Past Performance

The Fund commenced operations on September 27, 2002. Since the Fund has less than one calendar year’s performance, no performance information is provided in this section.

PAGE 32 The Commerce Funds

Fees and Expenses

The following information shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	Asset Allocation Fund Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases
(as a percentage of offering price)		None
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions		None
Redemption Fees		None
Annual Fund Operating Expenses (1)
(expenses deducted from Fund assets)
Management Fees (for asset allocation) (2)		0.20%
Other Expenses
Shareholder Servicing Fees (3)	0.18%
Other Operating Expenses	0.82%
Total Other Expenses		1.00%

Total Annual Fund Operating Expenses (4)		1.20%
Less: Fee Waivers and Reimbursements (2)(4)(5)		0.85%

Net Annual Fund Operating Expenses		0.35%

(1)	The Fund’s annual operating expenses are estimated based on amounts expected to be incurred in the current fiscal year.
(2)	The Adviser has contractually agreed to waive its entire management fee, at least until October 31, 2003.
(3)	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Shares held under the Shareholder Administrative Services Plan.
(4)	The Adviser has contractually agreed to reduce or limit the Total Annual Fund Operating Expenses, excluding interest, taxes, extraordinary expenses and Underlying Fund expenses, at least until October 31, 2003, to 0.35% of the Fund’s average daily net assets.
(5)	The Administrator has contractually agreed to waive the administration fee to 0.08% of the average daily net assets, at least until October 31, 2003.

Underlying Fund Fees

(fees paid indirectly from your investment)

Fees of the Underlying Funds are reflected in the Underlying Funds’ performance, and thus indirectly in Fund performance. These fees are approximately 1.01% of the Asset Allocation Fund’s average net assets based on current allocation targets, and may fluctuate.

continued

The Commerce Funds PAGE 33

Asset Allocation Fund (continued)

Example:  The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s expenses remain the same. In addition, the Underlying Fund fees of 1.01% are included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$138	$609

Asset Allocation Fund Financial Highlights

The following table describes the Fund’s performance for the period indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during the time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG LLP, the Funds’ independent auditors. Their report, along with the Fund’s financial statements, is incorporated by reference in the Funds’ Statement of Additional Information (available upon request).

	9/27/02(e) through 10/31/02
Institutional Shares
Net asset value, beginning of period	$18.00

Income from investment operations:
Net investment income(b)	0.03
Net realized and unrealized gain	0.45

Total from investment operations	0.48

Net asset value, end of period	$18.48

Total return(a)	2.67%
Net assets at end of year (in 000’s)	$18,234
Ratio of net expenses to average net assets	0.35	%(c)(d)
Ratio of net investment income to average net assets	2.80	%(c)
Ratios assuming no expense reductions:
Ratio of expenses to average net assets	81.34	%(c)(d)
Ratio of net investment loss to average net assets	(78.19	)%(c)
Portfolio turnover rate	0%

(a)	Assumes investment of the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Annualized
(d)	Expense ratios exclude expenses of the Underlying Funds.
(e)	Commencement of operations.

PAGE 34 The Commerce Funds

Bond Fund

Duration is a linear measure of interest rate risk. For example, a portfolio with a duration of 2 years would lose 2% of its value if interest rates rose by 1%, or it would gain 2% if interest rates declined by 2%. A portfolio with a duration of 4 years would be twice as volatile as a portfolio with a duration of 2 years.

Please see the table on page 65 for more detailed information about the investment practices of the Bond Fund and the risks associated with those practices.

Investment Objective

•	Seeks total return through current income and, secondarily, capital appreciation.

Primary Investment Strategies

•	Security Types: Under normal market conditions, invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in bonds. In seeking current income and capital appreciation, the Fund invests in a diversified portfolio of investment-grade corporate debt obligations and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund may invest up to 80% of its total assets in mortgage-backed and asset-backed securities.

•	Credit Quality: Invests at least 65% of its total assets in bonds rated at the time of purchase A– or better by one of the four major ratings services or considered by the Adviser to be of equivalent quality.

•	The market-weighted average credit rating of the Fund’s entire portfolio will be AA–/Aa3 or better.

•	Maturity Distribution: To achieve capital appreciation, the Fund’s average effective duration will be within 30% of the Lehman Brothers Aggregate Bond Index (“Index”), although the Fund has no restriction on the maximum or minimum duration of any individual security it holds. For example, if the duration of the Index were 4.5 years, the Fund’s assets would have a duration of between 3.15 years and 5.85 years. The duration of the Fund was 4.24 years as of December 31, 2002.

•	The Fund will provide shareholders with at least 60 days notice before changing its 80% investment policy.

Primary Risks of Investing in the Fund

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money.

continued

The Commerce Funds PAGE 35

Bond Fund (continued)

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease.

Interest Rate Risk:  Generally, the market value of fixed-income securities can be expected to go up when interest rates go down and to go down when interest rates go up.

Longer-term bonds and zero coupon bonds are usually more sensitive to interest rate changes than shorter-term bonds. In general, the longer the average maturity of bonds in the Fund, the more the Fund’s share price will go up or down in response to interest rate changes.

Credit Risk:  An issuer of bonds may default on its obligation to pay interest and repay principal. Also, a bond’s credit rating could be downgraded. The Fund could lose money in either of these instances. The Fund may invest up to 35% of its net assets in obligations rated BBB or Baa by certain ratings services. These obligations are considered to have speculative characteristics and are riskier than higher-rated obligations.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results.

Maturity Risk:  The Fund will not necessarily hold its securities to maturity, which could result in loss of principal.

Asset-Backed Risk:  Asset-backed securities may involve certain risks not presented by other securities. These risks include a greater risk of default during periods of economic downturn than other securities. Also, asset-backed securities may be less liquid than other securities and therefore more difficult to value and liquidate, if necessary.

Mortgage-Backed Risk:  Mortgage-backed securities, especially collateralized mortgage-backed securities, may be subject to additional risks, including price volatility, liquidity, and enhanced sensitivity to interest rates.

Call Risk:  An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) earlier than expected. This may happen when interest rates decline. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

Extension Risk:  An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) later than expected. This may happen when interest rates rise. Under these circumstances, the value of the obligation will decrease and the Fund will also suffer from the inability to invest in higher-yielding securities.

Prepayment Risk:  Prepayment of the underlying mortgage collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of the securities.

U.S. Government Securities Risk:  The U.S. Government may not provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so.

Income Risk:  The Fund’s portfolio income may decline because of falling market interest rates.

PAGE 36 The Commerce Funds

Bond Fund Past Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced.

Year-by-Year Total Returns as of 12/31 Each Year (Institutional Shares)

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ‘95 +6.80% Worst Quarter* Q1 ‘96 –2.48%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

continued

The Commerce Funds PAGE 37

Bond Fund (continued)

Information on After-Tax Returns:

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Institutional Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

•	Average Annual Total Returns Before Taxes: These returns do not reflect taxes on distributions on the Fund’s Institutional Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

•	Average Annual Total Returns After Taxes on Distributions: These returns assume that taxes are paid on distributions on the Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

•	Average Annual Total Returns After Taxes on Distributions and Sale of Institutional Shares: These returns reflect taxes paid on distributions on the Fund’s Institutional Shares and taxes applicable when the investment is redeemed (sold) by you.

Applicable Income Tax Rate:

The returns are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 38.6% for ordinary income dividends and 20% for long-term capital gains distributions) and do not reflect state or local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.

Average Annual Total Return

For the periods ended December 31, 2002	1 Year	5 Years	Since Inception (12/12/94)
Returns Before Taxes	5.76%	6.19%	7.54%
Returns After Taxes on Distributions	3.40%	3.59%	4.84%
Returns After Taxes on Distributions and Sale of Shares	3.50%	3.66%	4.73%

Lehman Brothers Aggregate Bond Index*	10.25%	7.54%	8.58%

*	The Lehman Brothers Aggregate Bond Index is an unmanaged index of bond prices. The Index figures do not reflect any deduction for fees, taxes or expenses.

PAGE 38 The Commerce Funds

Fees and Expenses

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	Bond Fund Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)		None
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions		None
Redemption Fees		None
Annual Fund Operating Expenses (1) (expenses deducted from Fund assets)
Management Fees		0.50%
Other Expenses
Shareholder Servicing Fees (2)	0.07%
Other Operating Expenses	0.22%
Total Other Expenses		0.29%

Total Annual Fund Operating Expenses (3)		0.79%
Less: Fee Waiver (4)		0.02%

Net Annual Fund Operating Expenses		0.77%

(1)	The Fund’s annual operating expenses have been restated to reflect amounts expected to be incurred for the current fiscal year.
(2)	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Shares held under the Shareholder Administrative Services Plan.
(3)	The Adviser intends to voluntarily reimburse expenses, excluding interest, taxes and extraordinary expenses, during the current fiscal year to the extent necessary for the Bond Fund to maintain Total Annual Fund Operating Expenses of not more than 0.88% of average daily net assets. The Adviser reserves the right to discontinue the expense reimbursement at any time.
(4)	The Administrator has contractually agreed to waive the administration fee to 0.13% of average daily net assets, at least until October 31, 2003.

Example:  The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$79	$250	$437	$976

continued

The Commerce Funds PAGE 39

Bond Fund (continued)

Bond Fund Financial Highlights

The following table describes the Fund’s performance for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG LLP, the Funds’ independent auditors. Their report, along with the Fund’s financial statements, is incorporated by reference in the Funds’ Statement of Additional Information (available upon request).

	Year Ended 10/31
Institutional Shares	2002		2001	2000	1999	1998
Net asset value, beginning of year	$19.71		$18.33	$18.57	$19.84	$19.43

Income from investment operations:
Net investment income	1.07	(b)(c)	1.17 (b)	1.16 (b)	1.16	1.15
Net realized and unrealized gain (loss)	(0.57	)(c)	1.44	(0.17)	(1.04)	0.41

Total from investment operations	0.50		2.61	0.99	0.12	1.56

Distributions to shareholders:
From net investment income	(1.12)		(1.21)	(1.19)	(1.16)	(1.15)
In excess of net investment income	—		(0.02)	—	—	—
From net realized gains	—		—	(0.04)	(0.23)	—

Total distributions	(1.12)		(1.23)	(1.23)	(1.39)	(1.15)

Net asset value, end of year	$19.09		$19.71	$18.33	$18.57	$19.84

Total return(a)	2.69%		14.70%	5.59%	0.59%	8.27%
Net assets at end of year (in 000’s)	$728,021		$744,329	$325,732	$374,121	$305,396
Ratio of net expenses to average net assets	0.72%		0.73%	0.81%	0.81%	0.83%
Ratio of net investment income to average net assets	5.59%	(c)	6.12%	6.38%	6.05%	5.86%
Ratios assuming no expense reductions:
Ratio of expenses to average net assets	0.74%		0.75%	0.81%	0.81%	0.83%
Ratio of net investment income to average net assets	5.57%	(c)	6.10%	6.38%	6.05%	5.86%
Portfolio turnover rate	34%		30%	26%	16%	30%

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestments of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing/accreting premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.05, increase net realized and unrealized gains and losses per share by $0.05, and decrease the ratio of net investment income to average net assets with and without expense reductions by 0.26%. Per share ratios and supplemental data for years prior to November 1, 2001 have not been restated to reflect this change in presentation.

PAGE 40 The Commerce Funds

Short-Term Government Fund

Please see the table on page 65 for more detailed information about the investment practices of the Short-Term Government Fund and the risks associated with those practices.

Investment Objective

•	Seeks current income consistent with preservation of principal.

Primary Investment Strategies

The Fund employs the following strategies in an effort to achieve current income and principal preservation:

•	Security Types: Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including U.S. Treasury bills, notes and bonds) and government mortgage-backed securities (pools of mortgage loans sold to investors by various governmental agencies). The Fund may also purchase other mortgage-backed securities, which are sold to investors by private issuers.

The market-weighted average credit rating of the Fund’s entire portfolio is expected to be Aa3 or better.

•	Maturity Distribution: Emphasizes purchasing short-term bonds. The Fund invests at least 65% of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and government mortgage-backed securities that have average lives or remaining maturities of five years or less.

•	Actively manages maturities to take advantage of changes in interest rates. The dollar-weighted average maturity of the Fund’s investments will not exceed three years.

•	The Fund will provide shareholders with at least 60 days notice before changing its 80% investment policy.

Primary Risks of Investing in the Fund

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money.

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease.

continued

The Commerce Funds PAGE 41

Short-Term Government Fund (continued)

Interest Rate Risk:  Generally, the market value of fixed-income securities in the Fund can be expected to go up when interest rates go down and to go down when interest rates go up. Longer-term bonds and zero coupon bonds are usually more sensitive to interest rate changes than shorter-term bonds. In general, the longer the average maturity of bonds in the Fund, the more the Fund’s share price will go up or down in response to interest rate changes.

Credit Risk:  An issuer of fixed-income securities could default on its obligation to pay interest and repay principal. A bond’s credit rating could be downgraded. A Fund could lose money in either of these instances.

Management Risk:  A strategy used by the Adviser could fail to produce the intended results.

Maturity Risk:  The Fund will not necessarily hold its securities to maturity, which could result in loss of principal.

Mortgage-Backed Risk:  In addition to prepayment, call and extension risks, mortgage-backed securities, especially collateralized mortgage-backed securities, may be subject to special risks, including price volatility, liquidity, and enhanced sensitivity to interest rates.

Call Risk:  An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) earlier than expected. This may happen when interest rates decline. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

Extension Risk:  An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) later than expected. This may happen when interest rates rise. Under these circumstances, the value of the obligation will decrease and the Fund will also suffer from the inability to invest in higher-yielding securities.

Prepayment Risk:  Prepayment of the underlying mortgage collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of the securities.

U.S. Government Securities Risk:  The U.S. Government may not provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so.

Income Risk:  The Fund’s portfolio income may decline because of falling market interest rates.

PAGE 42 The Commerce Funds

Short-Term Government Fund Past Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced.

Year-by-Year Total Returns as of 12/31 Each Year (Institutional Shares)

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ‘95 +4.13% Worst Quarter* Q1 ‘96 –0.42%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

continued

The Commerce Funds PAGE 43

Short-Term Government Fund (continued)

Information on After-Tax Returns:

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Institutional Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

•	Average Annual Total Returns Before Taxes: These returns do not reflect taxes on distributions on the Fund’s Institutional Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

•	Average Annual Total Returns After Taxes on Distributions: These returns assume that taxes are paid on distributions on the Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

•	Average Annual Total Returns After Taxes on Distributions and Sale of Institutional Shares: These returns reflect taxes paid on distributions on the Fund’s Institutional Shares and taxes applicable when the investment is redeemed (sold) by you.

Applicable Income Tax Rate:

The returns are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 38.6% for ordinary income dividends and 20% for long-term capital gains distributions) and do not reflect state or local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.

Average Annual Total Return

For the periods ended December 31, 2002	1 Year	5 Years	Since Inception (12/12/94)
Returns Before Taxes	6.02%	6.32%	6.78%
Returns After Taxes on Distributions	4.08%	4.05%	4.33%
Returns After Taxes on Distributions and Sale of Shares	3.67%	3.92%	4.21%

Salomon Brothers 1-5 Year
Treasury/Government Sponsored Index*	7.86%	7.03%	7.40%

*

The Salomon Brothers 1-5 Year Treasury/Government Sponsored Index, an unmanaged index, is comprised of Treasury securities with a minimum principal amount of $1 billion and U.S. Government securities with a minimum principal amount of $100 million. The securities range in maturity from one to five years. The Index figures do not reflect any deduction for fees, taxes or expenses.

PAGE 44 The Commerce Funds

Fees and Expenses

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	Short-Term Government Fund Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)		None
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions		None
Redemption Fees		None
Annual Fund Operating Expenses (1) (expenses deducted from Fund assets)
Management Fees		0.50%
Other Expenses
Shareholder Servicing Fees (2)	0.07%
Other Operating Expenses	0.30%
Total Other Expenses		0.37%

Total Annual Fund Operating Expenses (3)		0.87%
Less: Fee Waiver and Expense Reimbursement (3)(4)		0.19%

Net Annual Fund Operating Expenses		0.68%

(1)	The Fund’s annual operating expenses have been restated to reflect amounts expected to be incurred for the current fiscal year.
(2)	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Shares held under the Shareholder Administrative Services Plan.
(3)	The Adviser has contractually agreed to reduce or limit the Total Annual Fund Operating Expenses, excluding interest, taxes and extraordinary expenses, at least until October 31, 2003, to 0.68% of the Fund’s average daily net assets.
(4)	The Administrator has contractually agreed to waive the administration fee to 0.13% of average daily net assets, at least until October 31, 2003.

Example:  The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$69	$259	$464	$1,055

continued

The Commerce Funds PAGE 45

Short-Term Government Fund (continued)

Short-Term Government Fund Financial Highlights

The following table describes the Fund’s performance for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG LLP, the Funds’ independent auditors. Their report, along with the Fund’s financial statements, is incorporated by reference in the Funds’ Statement of Additional Information (available upon request).

	Year Ended 10/31
Institutional Shares	2002		2001	2000	1999	1998
Net asset value, beginning of year	$19.20		$18.10	$18.06	$18.78	$18.47

Income from investment operations:
Net investment income	0.83	(b)(c)	1.03 (b)	1.03 (b)	1.04	1.10
Net realized and unrealized gain (loss)	(0.05	)(c)	1.10	0.04	(0.71)	0.32

Total from investment operations	0.78		2.13	1.07	0.33	1.42

Distributions to shareholders:
From net investment income	(0.94)		(1.03)	(1.03)	(1.04)	(1.11)
From net realized gains	—		—	—	(0.01)	—

Total distributions	(0.94)		(1.03)	(1.03)	(1.05)	(1.11)

Net asset value, end of year	$19.04		$19.20	$18.10	$18.06	$18.78

Total return(a)	4.21%		12.07%	6.15%	1.83%	7.94%
Net assets at end of year (in 000’s)	$184,246		$117,813	$81,484	$116,163	$69,538
Ratio of net expenses to average net assets	0.68%		0.68%	0.68%	0.68%	0.68%
Ratio of net investment income to average net assets	4.41%	(c)	5.54%	5.72%	5.65%	5.90%
Ratios assuming no expense reductions:
Ratio of expenses to average net assets	0.82%		0.89%	0.92%	0.92%	1.04%
Ratio of net investment income to average net assets	4.27%	(c)	5.33%	5.48%	5.41%	5.55%
Portfolio turnover rate	15%		40%	39%	10%	48%

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing/accreting premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.09, increase net realized and unrealized gains and losses per share by $0.09, and decrease the ratio of net investment income to average net assets with and without expense reductions by 0.46%. Per share ratios and supplemental data for years prior to November 1, 2001 have not been restated to reflect this change in presentation.

PAGE 46 The Commerce Funds

National Tax-Free Intermediate Bond Fund

Duration is a linear measure of interest rate risk. For example, a portfolio with a duration of 2 years would lose 2% of its value if interest rates rose by 1%, or it would gain 2% if interest rates declined by 2%. A portfolio with a duration of 4 years would be twice as volatile as a portfolio with a duration of 2 years.

Please see the table on page 65 for more detailed information about the investment practices of the National Tax-Free Intermediate Bond Fund and the risks associated with those practices.

Investment Objective

•	Seeks current income exempt from federal income tax as is consistent with the preservation of capital.

Primary Investment Strategies

The Fund employs the following strategies in an effort to achieve current income and capital preservation:

•	Security Types: Under normal market conditions, invests at least 80% of its net assets plus any borrowings for investment purposes, (measured at the time of purchase) in municipal bonds issued by or on behalf of the states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the income from which, in the opinion of bond counsel, is exempt from regular federal income and federal alternative minimum taxes. Alternatively, at least 80% of the Fund’s distributed income must be exempt from such taxes. The Fund’s 80% investment strategy is fundamental—meaning that it can only be changed by the holders of a majority of the outstanding voting securities of the Fund.

•	Up to 20% of the Fund’s net assets may be invested in municipal bonds that are not exempt from regular federal income tax or federal alternative minimum taxes.

•	Credit Quality: The market-weighted average credit rating of the Fund’s entire portfolio will be AA or better. The lowest rated security in which the Fund may invest is Baa3 and BBB–.

•	Maturity Distribution: The Fund actively manages maturities to take advantage of changes in interest rates. The average dollar-weighted effective maturity of the Fund’s portfolio securities will be three to ten years, under normal market conditions.

•

The average effective duration of the Fund will be within 30% of the duration of the Lehman 3-15 Year Blend Index (“Index”), although the Fund has no restriction as to the maximum or minimum duration of any individual security it holds. For example, if the duration of the Index were

continued

The Commerce Funds PAGE 47

National Tax-Free Intermediate Bond Fund (continued)

6.0 years, the Fund’s assets would have a duration of between 4.20 years and 7.80 years. The duration of the Index was 6.18 years as of December 31, 2002.

•	The Fund strives to minimize net realized capital gains.

Primary Risks of Investing in the Fund

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money.

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease.

Maturity Risk:  The Fund will not necessarily hold its securities to maturity, which could result in loss of principal.

Interest Rate Risk:  Generally, the market value of fixed-income securities can be expected to go up when interest rates go down and to go down when interest rates go up.

Credit Risk:  An issuer of bonds may default on its obligation to pay interest and repay principal. Also, a bond’s credit rating could be downgraded. The Fund could lose money in either of these instances.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results.

Municipal Bond Risk:  Payment on municipal bonds held by the Fund relating to certain projects may be secured mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Moreover, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted municipal bonds.

Tax Risk:  A fund that invests in municipal bonds may be more adversely impacted by changes in tax rates and policies than other funds.

Income Risk:  The Fund’s portfolio income may decline because of falling market interest rates.

PAGE 48 The Commerce Funds

National Tax-Free Intermediate Bond Fund Past Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced.

Year-by-Year Total Returns as of 12/31 Each Year (Institutional Shares)

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ‘02 +4.35% Worst Quarter* Q2 ‘99 –1.68%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

continued

The Commerce Funds PAGE 49

National Tax-Free Intermediate Bond Fund (continued)

Information on After-Tax Returns:

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Institutional Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

•	Average Annual Total Returns Before Taxes: These returns do not reflect taxes on distributions on the Fund’s Institutional Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

•	Average Annual Total Returns After Taxes on Distributions: These returns assume that taxes are paid on distributions on the Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

•	Average Annual Total Returns After Taxes on Distributions and Sale of Institutional Shares: These returns reflect taxes paid on distributions on the Fund’s Institutional Shares and taxes applicable when the investment is redeemed (sold) by you.

Applicable Income Tax Rate:

The returns are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 38.6% for ordinary income dividends and 20% for long-term capital gains distributions) and do not reflect state or local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.

Average Annual Total Return

For the periods ended December 31, 2002	1 Year	5 Years	Since Inception (2/21/95)
Returns Before Taxes	8.88%	5.44%	5.67%
Returns After Taxes on Distributions	8.65%	5.26%	5.53%
Returns After Taxes on Distributions and Sale of Shares	7.13%	5.12%	5.34%

Lehman 3-15 Year Blend Index*	9.66%	6.08%	6.78%

*

The Lehman 3-15 Year Blend Index is an unmanaged index comprised of investment-grade municipal securities ranging from 1 to 17 years in maturity. The Index figures do not reflect any deduction for fees, taxes or expenses. Inception date of the Index return is 3/1/95 as daily value was unavailable at 2/21/95.

PAGE 50 The Commerce Funds

Fees and Expenses

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	National Tax-Free Intermediate Bond Fund Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)		None
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions		None
Redemption Fees		None
Annual Fund Operating Expenses (1) (expenses deducted from Fund assets)
Management Fees		0.50%
Other Expenses
Shareholder Servicing Fees (2)	0.05%
Other Operating Expenses	0.27%
Total Other Expenses		0.32%

Total Annual Fund Operating Expenses (3)		0.82%
Less: Fee Waiver and Expense Reimbursement (3)(4)		0.12%

Net Annual Fund Operating Expenses		0.70%

(1)	The Fund’s annual operating expenses have been restated to reflect amounts expected to be incurred for the current fiscal year.
(2)	Represents shareholder servicing fees of up to 25%, annualized, of the average daily net assets of Shares held under the Shareholder Administrative Services Plan.
(3)	The Adviser has contractually agreed to reduce or limit the Total Annual Fund Operating Expenses, excluding interest, taxes and extraordinary expenses, at least until October 31, 2003, to 0.70% of the Fund’s average daily net assets.
(4)	The Administrator has contractually agreed to waive the administration fee to 0.13% of average daily net assets, at least until October 31, 2003.

Example:  The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$250	$443	$1,002

continued

The Commerce Funds PAGE 51

National Tax-Free Intermediate Bond Fund (continued)

National Tax-Free Intermediate Bond Fund Financial Highlights

The following table describes the Fund’s performance for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG LLP, the Funds’ independent auditors. Their report, along with the Fund’s financial statements, is incorporated by reference in the Funds’ Statement of Additional Information (available upon request).

	Year Ended 10/31
Institutional Shares	2002		2001	2000	1999	1998
Net asset value, beginning of year	$19.69		$18.73	$18.24	$19.33	$18.85

Income from investment operations:
Net investment income	0.76	(b)(c)	0.81 (b)	0.78 (b)	0.74	0.74
Net realized and unrealized gain (loss)	0.24	(c)	0.96	0.51	(0.93)	0.48

Total from investment operations	1.00		1.77	1.29	(0.19)	1.22

Distributions to shareholders:
From net investment income	(0.76)		(0.81)	(0.79)	(0.74)	(0.74)
From net realized gains	(0.25)		—	(0.01)	(0.16)	—

Total distributions	(1.01)		(0.81)	(0.80)	(0.90)	(0.74)

Net asset value, end of year	$19.68		$19.69	$18.73	$18.24	$19.33

Total return(a)	5.30%		9.62%	7.17%	(1.08)%	6.59%
Net assets at end of year (in 000’s)	174,059		$180,437	$40,753	$40,243	$33,528
Ratio of net expenses to average net assets	0.70%		0.70%	0.70%	0.70%	0.74%
Ratio of net investment income to average net assets	3.93%	(c)	4.25%	4.23%	3.90%	3.87%
Ratios assuming no expense reductions:
Ratio of expenses to average net assets	0.77%		0.81%	0.94%	0.93%	1.04%
Ratio of net investment income to average net assets	3.86%	(c)	4.14%	3.99%	3.67%	3.57%
Portfolio turnover rate	42%		55%	56%	35%	41%

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing/accreting premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was an impact of less than $0.01 to net investment income, net realized and unrealized gains and losses, and an increase to the ratio of net investment income to average net assets with and without expense reductions by 0.02%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

PAGE 52 The Commerce Funds

Missouri Tax-Free Intermediate Bond Fund

Please see the table on  page 65 for more detailed information about the investment practices of the Missouri Tax-Free Intermediate Bond Fund and the risks associated with those practices.

Investment Objective

•	Seeks current income exempt from federal and, to the extent possible, from Missouri income taxes, as is consistent with the preservation of capital.

Primary Investment Strategies

The Fund employs the following strategies in an effort to achieve current income and capital preservation:

•	Security Types: Under normal market conditions, invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in Missouri municipal bonds, the income from which is exempt from regular federal income taxes, federal alternative minimum taxes and Missouri taxes. Alternatively, at least 80% of the Fund’s distributed income must be exempt from such taxes. The Fund’s 80% investment strategy is fundamental—meaning that it can only be changed by the holders of a majority of the outstanding voting securities of the Fund.

•	The Fund seeks to maximize the proportion of its dividends that are exempt from both federal and Missouri income tax.

•	Strives to minimize net realized capital gains.

•	Maturity Distribution: Under normal market conditions, the average weighted maturity of the Fund’s portfolio securities will be three to ten years.

•	Credit Quality: The Fund actively manages maturities to take advantage of changes in interest rates. The market-weighted average credit rating of the Fund’s entire portfolio will be AA or better.

Primary Risks of Investing in the Fund

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money.

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease.

continued

The Commerce Funds PAGE 53

Missouri Tax-Free Intermediate Bond Fund (continued)

Interest Rate Risk:  Generally, the market value of fixed-income securities can be expected to go up when interest rates go down and to go down when interest rates go up. Longer-term bonds and zero coupon bonds are usually more sensitive to interest rate changes than shorter-term bonds. In general, the longer the average maturity of bonds in the Fund, the more the Fund’s share price will go up or down in response to interest rate changes.

Credit Risk:  An issuer of bonds may default on its obligation to pay interest and repay principal. Also, a bond’s credit rating could be downgraded. The Fund could lose money in either of these instances.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results.

Maturity Risk:  A Fund will not necessarily hold its securities to maturity, which could result in loss of principal.

State-Specific Risk:  The Fund invests its assets predominantly in Missouri bonds. The actual payment of principal and interest on these bonds is dependent on the Missouri General Assembly allotting money each fiscal year for these payments. You should also be aware that provisions of the Missouri Constitution and other laws could result in certain adverse consequences affecting Missouri bonds. When a Fund’s assets are concentrated in bonds payable from revenues of similar projects issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated.

Non-Diversified Risk:  The Missouri Tax-Free Intermediate Bond Fund is non-diversified. Non-diversified funds typically hold fewer securities than diversified funds do. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives.

Tax Risk:  A fund that invests in municipal bonds may be more adversely impacted by changes in tax rates and policies than other funds. Dividends derived from interest on bonds of other governmental issuers are exempt from federal income tax but may be subject to Missouri income tax.

Municipal Bond Risk:  Payment on municipal bonds held by the Fund relating to certain projects may be secured mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Moreover, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted municipal bonds.

Income Risk:  The Fund’s portfolio income may decline because of falling market interest rates.

PAGE 54 The Commerce Funds

Missouri Tax-Free Intermediate Bond Fund Past Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced.

Year-by-Year Total Returns as of 12/31 Each Year (Institutional Shares)

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ‘02 +4.28% Worst Quarter* Q2 ‘99 –1.43%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

continued

The Commerce Funds PAGE 55

Missouri Tax-Free Intermediate Bond Fund (continued)

Information on After-Tax Returns:

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Institutional Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

•	Average Annual Total Returns Before Taxes: These returns do not reflect taxes on distributions on the Fund’s Institutional Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

•	Average Annual Total Returns After Taxes on Distributions: These returns assume that taxes are paid on distributions on the Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

•	Average Annual Total Returns After Taxes on Distributions and Sale of Institutional Shares: These returns reflect taxes paid on distributions on the Fund’s Institutional Shares and taxes applicable when the investment is redeemed (sold) by you.

Applicable Income Tax Rate:

The returns are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 38.6% for ordinary income dividends and 20% for long-term capital gains distributions) and do not reflect state or local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.

Average Annual Total Return

For the periods ended December 31, 2002	1 Year	5 Years	Since Inception (2/21/95)
Returns Before Taxes	8.67%	5.37%	5.56%
Returns After Taxes on Distributions	8.55%	5.28%	5.47%
Returns After Taxes on Distributions and Sale of Shares	6.96%	5.08%	5.27%

Lehman 3-15 Year Blend Index*	9.66%	6.08%	6.78%

*

The Lehman 3-15 Year Blend Index is an unmanaged index comprised of investment-grade municipal securities ranging from 1 to 17 years in maturity. The Index figures do not reflect any deduction for fees, expenses or taxes. Inception date of the Index return is 3/1/95 as daily value was unavailable at 2/21/95.

PAGE 56 The Commerce Funds

Fees and Expenses

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	Missouri Tax-Free Intermediate Bond Fund Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)		None
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions		None
Redemption Fees		None
Annual Fund Operating Expenses (1) (expenses deducted from Fund assets)
Management Fees		0.50%
Other Expenses
Shareholder Servicing Fees(2)	0.05%
Other Operating Expenses	0.28%
Total Other Expenses		0.33%

Total Annual Fund Operating Expenses (3)		0.83%
Less: Fee Waiver and Expense Reimbursement (3)(4)		0.18%

Net Annual Fund Operating Expenses		0.65%

(1)	The Fund’s annual operating expenses have been restated to reflect amounts expected to be incurred for the current fiscal year.
(2)	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Shares held under the Shareholder Administrative Services Plan.
(3)	The Adviser has contractually agreed to reduce or limit the Total Annual Fund Operating Expenses, excluding interest, taxes and extraordinary expenses, at least until October 31, 2003, to 0.65% of the Fund’s average daily net assets.
(4)	The Administrator has contractually agreed to waive the administration fee to 0.13% of average daily net assets, at least until October 31, 2003.

Example:  The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$247	$443	$1,009

continued

The Commerce Funds PAGE 57

Missouri Tax-Free Intermediate Bond Fund (continued)

Missouri Tax-Free Intermediate Bond Fund Financial Highlights

The following table describes the Fund’s performance for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG LLP, the Funds’ independent auditors. Their report, along with the Fund’s financial statements, is incorporated by reference in the Funds’ Statement of Additional Information (available upon request).

	Year Ended 10/31
Institutional Shares	2002		2001	2000	1999	1998
Net asset value, beginning of year	$19.45		$18.53	$18.07	$19.07	$18.61

Income from investment operations:
Net investment income	0.75	(b)(c)	0.80 (b)	0.78 (b)	0.73	0.74
Net realized and unrealized gain (loss)	0.26	(c)	0.92	0.46	(0.90)	0.47

Total from investment operations	1.01		1.72	1.24	(0.17)	1.21

Distributions to shareholders:
From net investment income	(0.75)		(0.80)	(0.78)	(0.73)	(0.74)
From net realized gains	(0.03)		—	—	(0.10)	(0.01)

Total distributions	(0.78)		(0.80)	(0.78)	(0.83)	(0.75)

Net asset value, end of year	$19.68		$19.45	$18.53	$18.07	$19.07

Total return(a)	5.31%		9.43%	7.05%	(0.95)%	6.65%
Net assets at end of year (in 000s)	164,365		$141,608	$38,448	$42,641	$34,051
Ratio of net expenses to average net assets	0.65%		0.65%	0.65%	0.65%	0.65%

Ratio of net investment income to    average net assets

	3.88%	(c)	4.20%	4.29%	3.91%	3.93%
Ratios assuming no expense reductions:
Ratio of expenses to average net assets	0.78%		0.82%	0.95%	0.92%	1.03%
Ratio of net investment income to average net assets	3.75%	(c)	4.03%	4.09%	3.64%	3.55%
Portfolio turnover rate	20%		21%	29%	21%	34%

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing/accreting premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was an impact of less than $0.01 to net investment income, net realized and unrealized gains and losses, and an increase to the ratio of net investment income to average net assets with and without expense reductions by 0.02%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

PAGE 58 The Commerce Funds

Kansas Tax-Free Intermediate Bond Fund

Please see the table on page 65 for more detailed information about the Kansas Tax-Free Intermediate Bond Fund and the risks associated with those practices.

Investment Objective

•	Seeks current income exempt from federal and, to the extent possible, from Kansas income taxes, as is consistent with the preservation of capital.

Primary Investment Strategies

The Fund employs the following strategies in an effort to achieve current income and capital preservation:

•	Security Types: Under normal market conditions, invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in Kansas municipal bonds, the income from which is exempt from regular federal income taxes, federal alternative minimum taxes and Kansas taxes. Alternatively, at least 80% of the Fund’s distributed income must be exempt from such taxes. The Fund’s 80% investment strategy is fundamental—meaning that it can only be changed by the holders of a majority of the outstanding voting securities of the Fund.

•	The Fund seeks to maximize the proportion of its dividends that are exempt from both federal and Kansas income tax.

•	The Fund strives to minimize net realized capital gains.

•	Credit Quality: The Fund actively manages maturities to take advantage of changes in interest rates. The market-weighted average credit rating of the Fund’s entire portfolio will be A or better.

•	Maturity Distribution: Under normal market conditions, the average weighted maturity of the Fund’s portfolio securities will be five to ten years.

Primary Risks of Investing in the Fund

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money.

Market Risk:  General economic conditions and/or the activities of individual issuers may cause the value of the securities in the Fund to increase or decrease.

continued

The Commerce Funds PAGE 59

Kansas Tax-Free Intermediate Bond Fund (continued)

Interest Rate Risk:  Generally, the market value of fixed-income securities can be expected to go up when interest rates go down and to go down when interest rates go up. Longer-term bonds and zero coupon bonds are usually more sensitive to interest rate changes than shorter-term bonds. In general, the longer the average maturity of bonds in the Fund, the more the Fund’s share price will go up or down in response to interest rate changes.

Credit Risk:  An issuer of bonds may default on its obligation to pay interest and repay principal. Also, a bond’s credit rating could be downgraded. The Fund could lose money in either of these instances.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results.

Maturity Risk:  A Fund will not necessarily hold its securities to maturity, which could result in loss of principal.

State-Specific Risk:  The Fund invests its assets predominantly in Kansas bonds. The actual payment of principal and interest on these bonds is dependent on the Kansas legislature allotting money each fiscal year for these payments. You should also be aware that provisions of the Kansas Constitution and other laws could result in certain adverse consequences affecting Kansas bonds. When a Fund’s assets are concentrated in bonds payable from revenues of similar projects issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated.

Non-Diversified Risk:  The Kansas Tax-Free Intermediate Bond Fund is non-diversified. Non-diversified funds typically hold fewer securities than diversified funds do. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives.

Tax Risk:  A fund that invests in municipal bonds may be more adversely impacted by changes in tax rates and policies than other funds. Dividends derived from interest on bonds of other governmental issuers are exempt from federal income tax but may be subject to Kansas income tax.

Municipal Bond Risk:  Payment on municipal bonds held by the Fund relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Moreover, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted municipal bonds.

Income Risk:  The Fund’s portfolio income may decline because of falling market interest rates.

PAGE 60 The Commerce Funds

Kansas Tax-Free Intermediate Bond Fund Past Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. Of course, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The performance of the Fund prior to December 26, 2000 is represented by the performance of the Kansas Tax-Free Fund (the “Kansas Common Trust Fund”), the predecessor common trust fund that, in all material respects, had the same investment objective, policies, guidelines and investment limitations as the Fund. The Kansas Common Trust Fund was not registered under the Act and therefore was not subject to certain investment restrictions imposed by the Act. If the Kansas Common Trust Fund had been registered under the Act, the performance shown may have been adversely affected. The total return calculations in the bar chart and table for the period prior to December 26, 2000 have been restated to include the expenses of the Institutional Class but do not include waived fees or reimbursed expenses.

Year-by-Year Total Returns as of 12/31 Each Year (Institutional Shares)

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q1 ‘95 +5.16% Worst Quarter* Q1 ‘94 –3.68%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

continued

The Commerce Funds PAGE 61

Kansas Tax-Free Intermediate Bond Fund (continued)

Information on After-Tax Returns:

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Institutional Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

•	Average Annual Total Returns Before Taxes: These returns do not reflect taxes on distributions on the Fund’s Institutional Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

•	Average Annual Total Returns After Taxes on Distributions: These returns assume that taxes are paid on distributions on the Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

•	Average Annual Total Returns After Taxes on Distributions and Sale of Institutional Shares: These returns reflect taxes paid on distributions on the Fund’s Institutional Shares and taxes applicable when the investment is redeemed (sold) by you.

Applicable Income Tax Rate:

The returns are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 38.6% for ordinary income dividends and 20% for long-term capital gains distributions) and do not reflect state or local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.

Average Annual Total Return

For the periods ended December 31, 2002	1 Year	5 Years		10 Years

Returns Before Taxes	8.64%	5.05%		4.76%
Returns After Taxes on Distributions	8.59%	N/A	**	N/A	**
Returns After Taxes on Distributions and Sale of Shares	6.75%	N/A	**	N/A	**

Lehman 3-15 Year Blend Index*	9.66%	6.08%		6.49%

*

The Lehman 3-15 Year Blend Index is an unmanaged index comprised of investment-grade municipal securities ranging from 1 to 17 years in maturity. The Index figures do not reflect any deduction for fees, taxes or expenses.

**	After-tax return information not available for the Fund prior to registration.

PAGE 62 The Commerce Funds

Fees and Expenses

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	Kansas Tax-Free Intermediate Bond Fund Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)		None
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions		None
Redemption Fees		None
Annual Fund Operating Expenses (1) (expenses deducted from Fund assets)
Management Fees		0.50%
Other Expenses
Shareholder Servicing Fees (2)	0.05%
Other Operating Expenses	0.40%
Total Other Expenses		0.45%

Total Annual Fund Operating Expenses (3)		0.95%
Less: Fee Waiver and Expense Reimbursement (3)(4)		0.30%

Net Annual Fund Operating Expenses		0.65%

(1)	The Fund’s annual operating expenses have been restated to reflect amounts expected to be incurred for the current fiscal year.
(2)	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Shares held under the Shareholder Administrative Services Plan.
(3)	The Adviser has contractually agreed to reduce or limit the Total Annual Fund Operating Expenses, excluding interest, taxes, and extraordinary expenses, at least until October 31, 2003, to 0.65% of the Fund’s average daily net assets.
(4)	The Administrator has contractually agreed to waive the administration fee to 0.13% of the daily net assets, at least until October 31, 2003.

Example:  The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$273	$496	$1,139

continued

The Commerce Funds PAGE 63

Kansas Tax-Free Intermediate Bond Fund (continued)

Kansas Tax-Free Intermediate Bond Fund Financial Highlights

The following table describes the Fund’s performance for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG LLP, the Funds’ independent auditors. Their report, along with the Fund’s financial statements, is incorporated by reference in the Funds’ Statement of Additional Information (available upon request).

Institutional Shares	Year Ended 10/31/02		12/26/2000(e) through 10/31/2001
Net asset value, beginning of period	$18.75		$18.00

Income from investment operations:
Net investment income(b)	0.67	(c)	0.62
Net realized and unrealized gain	0.28	(c)	0.75

Total from investment operations	0.95		1.37

Distributions to shareholders:
From net investment income	(0.67)		(0.62)
From net realized gains	—	(f)	—

Total distributions	(0.67)		(0.62)

Net asset value, end of period	$19.03		$18.75

Total return(a)	5.23%		7.72%
Net assets at end of period (in 000’s)	$63,079		$44,432
Ratio of net expenses to average net assets	0.65%		0.65%	(d)
Ratio of net investment income to average net assets	3.61%	(c)	4.01%	(d)
Ratios assuming no expense reductions:
Ratio of expenses to average net assets	0.90%		1.11%	(d)
Ratio of net investment income to average net assets	3.36%	(c)	3.55%	(d)
Portfolio turnover rate	8%		10%

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing/accreting premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was an impact of less than $0.01 to net investment income, net realized and unrealized gains and losses, and an increase to the ratio of net investment income to average net assets with and without expense reductions by 0.02% . Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(d)	Annualized.
(e)	Commencement of operations.
(f)	Amount is less than $0.005 per share.

PAGE 64 The Commerce Funds

Investment Securities and Practices

This table shows some of the investment methods and securities that the Funds may use. The Funds’ Statement of Additional Information (available on request) contains a more complete discussion of the securities and practices each Fund may use, and the risks involved. The Funds’ Annual Report shows the securities and practices each Fund is currently using. We encourage you to obtain and read a copy of the Statement of Additional Information and the Annual Report should you have any questions about the Funds’ investment policies. The investment securities and practices that are considered to be “principal” investment securities and practices are discussed on pages 3 through 59.

Key:

10 Percent of total assets	• = No specific percentage limitation on usage;
10 Percent of net assets	limited only by the objectives and strategies of the Fund
— = not permitted

	Core Equity	Growth	Value	MidCap Growth	Internat’l Equity	Asset Allocation(1)	Bond	Short- Term Gov’t	National Tax- Free	Missouri Tax- Free	Kansas Tax- Free
Investment Securities
American Depositary Receipts	10(2)	10(2)	10(2)	10(2)	•	•	—	—	—	—	—

Asset-Backed Securities	—	—	—	—	—	•	80(3)	—	—	—	—
Convertible Securities	•	•	•	•	•	•	•	—	—	—	—

Corporate Debt Obligations	—	—	—	—	•	•	•	—	—	—	—
Emerging Market Securities	—	—	—	—	•	•	—	—	—	—	—

Equity Securities	80+	65+	65+	80+	•	•	—	—	—	—	—
European Depositary Receipts/Global Depositary Receipts	—	—	—	—	•	•	—	—	—	—	—

Foreign Equity Securities	10(2)	10(2)	10(2)	10(2)	80+	•	—	—	—	—	—
Foreign Debt and Foreign Government Securities	—	—	—	—	•	•	20	—	—	—	—

Hybrids	—	—	—	—	10	•	—	—	—	—	—
Mortgage-Related Securities	—	—	—	—	—	•	80(3)	80+(4)	—	—	—

Municipal Bonds	—	—	—	—	—	•	20	—	20	20	20
Stripped Securities	—	—	—	—	—	•	•	—	—	—	—

U.S. Government Obligations	•	•	•	•	•	•	•	80+(4)	•	•	•
Variable and Floating Rate Instruments	•	•	•	•	•	•	•	•	•	•	•

Zero Coupon Bonds	•	•	•	•	•	•	•	•	•	•	•

The Commerce Funds PAGE 65

	Core Equity	Growth	Value	MidCap Growth	Internat’l Equity	Asset Allocation(1)	Bond	Short- Term Gov’t	National Tax- Free	Missouri Tax- Free	Kansas Tax- Free
Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3

Cross Hedging of Currencies	—	—	—	—	•	•	—	—	—	—	—
Foreign Currency Exchange Contracts	—	—	—	—	•	•	—	—	—	—	—

Futures Contracts & Related Options	•	•	•	•	•	•	•	—	•	•	•
Interest Rate Swaps, Mortgage Swaps, Caps and Floors	—	—	—	—	—	•	•	•	•	•	•

Investment Company Securities (including iShares™ and Standard & Poor’s Depositary Receipts™)	10	10	10	10	10	•	10	10	10	10	10
Mortgage Dollar Rolls	—	—	—	—	—	•	•	•	—	—	—

Options on Foreign Currencies	—	—	—	—	•	•	—	—	—	—	—
Options on Securities and Securities Indices	25	25	25	25	5	•	5	5	5(5)	5(5)	5(5)

Repurchase Agreements	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
Standby Commitments	—	—	—	—	—	•	—	—	•	•	•

Unrated Obligations	—	—	—	—	—	—	—	—	10	10	10
When-Issued and Forward Commitments	•	•	•	•	•	•	•	•	25	25	25
(1)	Direct participation in investment securities and practices by the Asset Allocation Fund is subject to receipt of an exemptive order by the SEC as described under “Primary Investment Strategies” of the Fund on pages 29-30.
(2)	The Core Equity, Growth, Value and MidCap Growth Funds may invest up to 10% of their total assets in foreign securities, including ADRs.
(3)	Up to 80% of the Bond Fund’s total assets may be invested in asset-backed and/or mortgage-related securities.
(4)	At least 80% of the Short-Term Government Fund’s net assets will be invested in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and government mortgage-backed securities.
(5)	The National, Missouri and Kansas Tax-Free Intermediate Bond Funds may not purchase put and call options or write covered call and put options on securities related to foreign currencies.

PAGE 66 The Commerce Funds

Risks:  The following chart summarizes the types of risks from which loss may result. More information about risks associated with the Funds is provided on the following pages and in the Funds’ Statement of Additional Information, which is available on request. The risks that are considered to be “principal” risks are discussed on pages 3 through 60.

	Core Equity	Growth	Value	MidCap Growth	Internat’l Equity	Asset Allocation	Bond	Short- Term Gov’t	National Tax- Free	Missouri Tax- Free	Kansas Tax- Free
Risks:

Allocation Risk						✓

Asset-Backed Risk						✓	✓

Call Risk						✓	✓	✓

Credit Risk						✓	✓	✓	✓	✓	✓

Currency Risk	✓	✓	✓	✓	✓	✓

Emerging Market Risk					✓	✓

Extension Risk						✓	✓	✓

Foreign Risk	✓	✓	✓	✓	✓	✓	✓

Futures/Options Risk					✓	✓

Income Risk						✓	✓	✓	✓	✓	✓

Interest Rate Risk						✓	✓	✓	✓	✓	✓

Investment Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Investment Style Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Investing in the Underlying Funds						✓

Investments of the Underlying Funds						✓

Management Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Market Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Maturity Risk						✓	✓	✓	✓	✓	✓

Mid-Cap and Small-Cap Risk				✓	✓	✓

Mortgage-Backed Risk						✓	✓	✓

Municipal Bond Risk						✓			✓	✓	✓

Non-Diversified Risk										✓	✓

Portfolio Turnover Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Prepayment Risk						✓	✓	✓

Short-Term Investing Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

State-Specific Risk										✓	✓

Tax Risk									✓	✓	✓

U.S. Government Securities Risk						✓	✓	✓	✓	✓	✓

The Commerce Funds PAGE 67

Allocation Risk:  While the Asset Allocation Fund can invest in any or all of the Underlying Funds, it is expected that the Fund will normally invest in only some of the Underlying Funds at any particular time. The Fund’s investment in any one of the Underlying Funds may, and in some cases is expected to, exceed 25% of the Fund’s total assets.

Asset-Backed Risk:  Asset-backed securities may involve certain risks not presented by other securities. These risks include a greater chance of default during periods of economic downturn than other securities. Also, asset-backed securities may be less liquid and therefore more difficult to value and liquidate, if necessary. Ultimately, asset-backed securities are dependent upon payment of the underlying consumer loans or receivables by individuals, and the certificate holder frequently has no recourse against the entity that originated the loans or receivables. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, default may require repossession of the personal property of the debtor, which may be difficult or impossible in some cases. Most issuers of automobile receivables permit the servicers to return possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the number of vehicles involved in a typical issuance and technical requirements under state law, the trustee for the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount owed.

Call Risk:  An issuer may exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed or asset-backed security) earlier than expected. This may happen when interest rates decline. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Credit Risk:  An issuer of bonds may default on its obligation to pay interest and repay principal. A bond’s credit rating could be downgraded. A Fund could lose money in either of these instances. The Bond Fund may invest up to 35% of its net assets in obligations rated BBB or Baa by certain ratings services. These obligations are considered to have speculative characteristics and are riskier than higher rated obligations.

Currency Risk:  Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A decline in the value of a foreign currency versus the U.S. dollar reduces the dollar value of securities denominated in that currency. Exchange rate movements can be large and unpredictable and can last for extended periods. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of a foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. An increase in foreign interest rates or a decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

PAGE 68 The Commerce Funds

Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also may be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, the net currency positions of the International Equity Fund may expose it to risks independent of its securities positions. Although the net long and short foreign currency exposure of the International Equity Fund will not exceed its total asset value, to the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions. The Funds investing in foreign securities are all subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

The International Equity Fund may enter into foreign currency transactions in an effort to hedge all or any portion of its portfolio positions. Specifically, foreign currency contracts may be used for this purpose to reduce the level of volatility caused by changes in foreign currency exchange rates or when such transactions are economically appropriate for the reduction of risks in the ongoing management of the Fund. Although the contracts may be used to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. The Fund may also enter into foreign currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by the Fund. In addition, the International Equity Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Adviser believes that there is a pattern of correlation between the two currencies.

Emerging Market Risk:  The International Equity Fund may invest its assets in countries with emerging economies or securities markets. To the extent that a Fund has investments in emerging market countries, it will be subject to abrupt and severe price declines. Many of the economic and political structures of these countries do not compare favorably with the United States in terms of wealth and stability, and their financial markets may lack liquidity. Investments in these countries are much riskier than those in mature countries. Most of these countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have failed in the past to recognize private property rights and at times have nationalized or expropriated the assets of private companies. As a result, the risks

The Commerce Funds PAGE 69

of investing in foreign securities, including the risks of nationalization and expropriation may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund’s investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in certain countries and limited volume of trading in securities in those countries may make the Fund’s investments in such countries illiquid and more volatile than investments in most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Extension Risk:  An issuer may exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed or asset-backed security) later than expected. This may happen when interest rates rise. Under these circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher-yielding securities.

Foreign Risk:  Foreign securities can be riskier and more volatile than U.S. securities. Adverse political, social and economic developments in foreign countries (including the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions) or changes in the value of foreign currency can make it harder for the portfolio to sell its securities and could reduce the value of your shares. Changes in or the lack of tax, accounting, and regulatory standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions and the legal remedies for investors may be more limited than the remedies available in the United States. Also, the costs attributable to investing abroad are usually higher than those of investing in the United States. These costs include higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less market liquidity, more market volatility and political and economic instability. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

The International Equity, Asset Allocation and Bond Funds may invest in foreign debt and in the securities of foreign governments. The risks of such investments include the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate and may not honor investments by U.S. entities or citizens.

The Core Equity, Growth, Value, MidCap Growth, Asset Allocation and International Equity Funds may invest in ADRs, some of which may not be sponsored by the issuing institution. A non-sponsored depositary may not be required to disclose material information that a sponsored depositary would be required to provide under its contractual relationship with the issuer. Accordingly, there may not be a correlation between such information and the market value of such securities.

Futures/Options Risk:  To the extent a Fund uses futures and options, it is exposed to additional volatility and potential losses. Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the option), or the obligation (where the investor writes (sells) the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be made or sold for

PAGE 70 The Commerce Funds

any number of reasons, including: to manage Fund exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting Fund overall exposure to certain markets; in an effort to enhance income; as a cash management tool; to protect the value of portfolio securities; and to adjust portfolio duration. Call and put options may be purchased or sold on securities, financial indices, and foreign currencies.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed the Fund’s initial investment in such contracts.

Income Risk:  A Fund’s portfolio income may decline because of falling market interest rates.

Interest Rate Risk:  Generally, the market value of fixed-income securities in a Fund can be expected to go up when interest rates go down and to go down when interest rates go up (although many mortgage related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Longer-term bonds and zero coupon bonds are usually more sensitive to interest rate changes than shorter-term bonds. In general, the longer the average maturity of bonds in a Fund, the more a Fund’s share price will go up or down in response to interest rate changes.

Investment Risk:  The value of your investment in a Fund may go up or down, which means that you could lose money.

Investment Style Risk:  Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Investing in the Underlying Funds:  The investments of the Asset Allocation Fund are concentrated in the Underlying Funds, and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Adviser. The value of the Underlying Funds’ investments, and the net asset values (“NAV”) of the shares of both the Fund and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objectives of the Underlying Funds will be achieved.

Investments of the Underlying Funds:  Because the Asset Allocation Fund invests in the Underlying Funds, the Asset Allocation Fund’s shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to those Underlying Funds. The Fund may invest in Underlying Funds

The Commerce Funds PAGE 71

that in turn invest in foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and political risk. Foreign investments of the Underlying Funds may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. The Fund may also invest in Underlying Funds that invest in mid and small capitalization stocks, which may be riskier than investing in larger, more established companies. The Fund’s investment in Underlying Funds that invest in fixed-income securities will be subject to, among other things, credit risk, interest rate risk and maturity risk. Credit risk is the risk that an issuer may default on its payment obligations. Interest rate risk is the risk that the market value of fixed-income securities can go up when interest rates go down and go down when interest rates go up. Maturity risk is the risk that an Underlying Fund will not necessarily hold its securities to maturity, which could result in a loss of principal. The Underlying Funds will also be subject to call risk (the risk that when interest rates decline an issuer may exercise a right to pay principal on an obligation earlier than expected) and extension risk (the risk that when interest rates rise an issuer may exercise a right to pay principal on an obligation later than expected). The Fund may invest in Underlying Funds that invest in asset-backed securities, which may involve a greater chance of default during periods of economic downturn than other securities and may be less liquid and more difficult to value and liquidate.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results. The Adviser’s assessment of companies whose securities are held by a Fund may prove incorrect, resulting in losses or poor performance, even under favorable market and interest rate conditions.

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in a Fund to increase or decrease. A Fund’s NAV may fluctuate with movements in the equity markets.

Maturity Risk:  A Fund will not necessarily hold its securities to maturity, which could result in loss of principal.

Mid-Cap and Small-Cap Risk:  Investing in securities of smaller and mid-sized companies may be riskier than investing in securities of larger, more established companies. Smaller and mid-sized companies are more vulnerable to adverse developments because of more limited product lines, markets or financial resources. They often depend on a smaller, less experienced management group. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Also, these company stocks may trade less often and in limited volume compared to stocks trading on a national securities exchange. Security prices of these company stocks may be more volatile than the prices of larger company stocks. As a result, a Fund’s NAV may be subject to rapid and substantial changes if it invests in these stocks.

Mortgage-Backed Risk:  In addition to prepayment, call and extension risks, mortgage-backed securities may be subject to special risks, including price volatility, liquidity, and

PAGE 72 The Commerce Funds

enhanced sensitivity to interest rates. Collateralized mortgage-backed securities (CMOs) may exhibit even more price volatility and interest rate risk than other mortgage-backed securities. They may lose liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, that are unacceptable to the Fund based on the Adviser’s analysis of the market value of the security. The Asset Allocation and Bond Funds may purchase “stripped” mortgage-backed securities (SMBS) and other types of “stripped” securities. SMBS, in particular, are more volatile and sensitive to interest rate changes than ordinary debt securities, and there is a greater risk that a Fund’s initial investment in these securities may not be fully recouped.

Municipal Bond Risk:  Payment on municipal bonds held by a Fund relating to certain projects may be secured mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining a deficiency judgment. Moreover, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted municipal bonds. The obligations of the issuer to pay the principal of and interest on a municipal bond are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal bond may be materially affected. Municipal lease obligations and certificates of participation are subject to the added risk that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although these obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund’s original investment.

Non-Diversified Risk:  The Missouri Tax-Free Intermediate Bond and the Kansas Tax-Free Intermediate Bond Funds are non-diversified. Non-diversified funds typically hold fewer securities than diversified funds do. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives. When the Funds’ assets are concentrated in obligations payable from revenues of similar projects issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated.

Portfolio Turnover Risk:  The Funds may buy and sell investments relatively often. Such a strategy could hinder performance because it often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (and, in particular, short-term gains) realized by a portfolio. Shareholders must pay tax on such capital gains.

Prepayment Risk:  Prepayment of the underlying mortgage collateral of some fixed-income securities may result in a decreased rate of return.

The Commerce Funds PAGE 73

Short-Term Investing Risk:  For temporary defensive purposes, the Adviser may decide to suspend the normal investment activities of a Fund by investing up to 100% of its assets in cash and cash equivalent short-term obligations, including money market instruments, a term that includes bank obligations, commercial paper, U.S. Government obligations, foreign government securities (if permitted) and repurchase agreements. Bank obligations include obligations of foreign banks or foreign branches of U.S. banks. The Adviser may temporarily adopt a defensive position to reduce changes in the value of the Fund’s shares that may result from adverse market, economic, political or other conditions. When the Adviser pursues a temporary defensive strategy, the Funds may not be following their stated objectives and may not profit from favorable developments that they would have otherwise profited from if they were pursuing their normal investment strategies.

State-Specific Risk:  The Missouri Tax-Free Intermediate Bond Fund invests its assets predominantly in Missouri bonds. The actual payment of principal and interest on these obligations is dependent on the Missouri General Assembly allotting money each fiscal year for these payments. You should also be aware that provisions of the Missouri Constitution and other laws could result in certain adverse consequences affecting Missouri bonds.

The Kansas Tax-Free Intermediate Bond Fund invests its assets predominantly in Kansas bonds. The actual payment of principal and interest on these obligations is dependant on the Kansas legislature allotting money each fiscal year for these payments. You should also be aware that provisions of the Kansas Constitution and other laws could result in certain adverse consequences affecting Kansas bonds.

Tax Risk:  A fund that invests in municipal bonds may be more adversely impacted by changes in tax rates and policies than other funds. Interest income on municipal bonds is normally not subject to regular federal income tax. Any proposed or actual changes in federal income tax rates or exempt statutes that apply to interest income, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal bonds, which could in turn affect a fund’s ability to buy and sell municipal bonds at favorable yield and price levels.

U.S. Government Securities Risk:  The U.S. Government may not provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

PAGE 74 The Commerce Funds

Account Policies And Features

The following information is intended to help you understand how to purchase and redeem shares of The Commerce Funds. It will also explain the features you can use to customize your Commerce Funds account to meet your needs.

Buying Institutional Shares

How Are Institutional Shares Priced?

You pay no sales charges (loads) to invest in Institutional Shares of these Funds. Your share price is each Fund’s net asset value (NAV), which is generally calculated as of the close of trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE). Your order will be priced at the next NAV calculated after your order is received in proper form by The Commerce Funds’ Transfer Agent. Therefore, to receive the NAV of any given day, The Commerce Funds must receive your order in proper form by the close of regular trading on the NYSE that day. If The Commerce Funds receives your order after the NYSE closes, you will receive the NAV that is calculated on the close of trading on the following day. The Commerce Funds are open for business on the same days as the NYSE. Each Fund’s investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Funds’ Board of Trustees. Certain short-term securities may be valued at amortized cost, which approximates fair value.

Trading in foreign securities is generally completed before the end of regular trading on the NYSE and may occur on weekends and U.S. holidays and at other times when the NYSE is closed. As a result, there may be delays in reflecting changes in the market values of foreign securities in the calculation of the NAV for any Fund invested in foreign securities. You may not be able to redeem or purchase shares of an affected Fund during these times.

The impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the NYSE will not be reflected in a Fund’s next determined NAV unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4 p.m. Eastern time. In the event the NYSE does not open for business because of an emergency, the Funds may, but are not required to, open one or more of the Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-995-6365.

How to Calculate NAV

NAV =	(Value of Assets Attributable to the Class) – (Liabilities Attributable to the Class)
Number of Outstanding Shares of the Class

The Funds reserve the right to reprocess purchase, redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV. In addition, the Funds reserve the right to advance the time by which purchase and redemption orders must be received for same business day credit as permitted by the SEC.

The Commerce Funds PAGE 75

What Is The Minimum Investment For The Funds?

	Initial Investment	Additional Investments
Regular account	$1,000	$250
Automatic investment account	$500	$50/month
Individual retirement accounts (except SEP & SIMPLE IRAs), Keogh plans, corporate retirement plans, public employer deferred plans, profit sharing plans and 401(k) plans	$1,000	$250
SEP and SIMPLE IRAs	$50	$50/month

What Is The Minimum Investment If I Am An Employee Of Commerce Bancshares Or Another Commerce Funds Service Provider?

For employees, directors, officers and retirees (as well as their legal dependents) of Commerce Bancshares, Inc., Goldman, Sachs & Co., National Financial Data Services, Inc. (NFDS) and State Street Bank and Trust Company and their subsidiaries or affiliates, the following investment minimums apply:

	Initial Investment	Additional Investments
Regular account	$250	$100
Automatic investment account	$100	$25/quarter
Individual retirement accounts (including SEP, SIMPLE and Roth IRAs) and Keogh plans	$100	$25/quarter

Who Can Buy Institutional Shares?

This Prospectus describes the Institutional Shares of each Fund. Institutional Shares are offered primarily to:

•	investors maintaining accounts at bank trust departments or trust companies, for funds held within those accounts, including institutions affiliated with Commerce Bancshares, Inc. and its subsidiaries, and individuals who have named a bank affiliated with Commerce Bancshares, Inc., as their primary personal representative or co-personal representative under their wills;

•	participants in employer-sponsored defined contribution plans when such plans offer The Commerce Funds as one of their investment options;

•	any investor who has been a continuous shareholder in The Commerce Funds since January 1, 1997 or before;

•	employees, directors, advisory directors, officers and retirees (as well as their spouses and legal dependents) of Commerce Bancshares, Inc., Goldman, Sachs & Co., State Street Bank and Trust Company and NFDS and their subsidiaries and affiliates; and

•	financial planners, broker/dealers and their clients.

The Commerce Funds is also authorized to issue an additional class of shares, Services Shares. Service Shares are offered primarily to:

•	individuals, corporations or other entities, purchasing for their own accounts or for the accounts of others, and to qualified banks, savings and loan associations, and broker/dealers on behalf of their customers; and

•	financial planners and their clients.

PAGE 76 The Commerce Funds

How Do I Buy Institutional Shares?

The following section describes features and gives specific instructions on how to purchase Institutional Shares directly from The Commerce Funds. The Commerce Funds has authorized certain dealers to purchase shares of Funds on behalf of their clients. Some of the account features and instructions described in this section may not be applicable to clients of these dealers.

1.  Consider The Following Features To Customize Your Account:

•	Making Automatic Investments: The Automatic Investment feature lets you transfer money from your financial institution account into your Fund account automatically either on the 1st or the 15th of the month. The Automatic Investment feature is one way to use dollar cost averaging to invest (see below). Only accounts at U.S. financial institutions that permit automatic withdrawals through the Automated Clearing House are eligible. Check with your financial institution to determine eligibility.

•	Using Dollar Cost Averaging: Dollar cost averaging involves investing a dollar amount at regular intervals. Because more shares are purchased during periods with lower share prices and fewer shares are purchased when the price is higher, your average cost per share may be reduced. In order to be effective, dollar cost averaging should be followed on a regular basis. You should be aware, however, that shares bought using dollar cost averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find dollar cost averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price. Dollar cost averaging does not assure a profit or protect against a loss in a declining market. Since dollar cost averaging involves investment in securities regardless of fluctuating price levels, you should consider your financial ability to continue to purchase through periods of low price levels. You can invest through dollar cost averaging on your own or through the Automatic Investment feature described above.

2.  Contact The Commerce Funds To Open Your Account:

By Mail:
Complete an account application. Mail the completed application and a check payable to The Commerce Funds to: The Commerce Funds c/o Shareholder Services P.O. Box 219525 Kansas City, MO 64121-9525

In Person

You are welcome to stop by a Commerce Bank office location, where a registered investment representative can assist you in opening an account.

•	Federal regulations require you to provide a certified Taxpayer Identification Number upon opening or reopening an account.

•	If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments by check must be in U.S. dollars and must be drawn only on U.S. financial institutions.

The Commerce Funds PAGE 77

How Do I Add To My Commerce Funds Account?

To add to your original investment, you may either mail your additional investment to the address above or you may use Electronic Funds Transfer.

By Electronic Funds Transfer:

To use Electronic Funds Transfer, have your bank send your investment to:

Investors Fiduciary Trust Company, with these instructions:

— ABA #101003621

— Account #756-044-3

— Your name and address

— Your social security or tax ID number

— Name of the Fund

— Class of shares

— Your new account number

What Are My Options For Changing My Investment Within The Commerce Funds?

•	Changing Shares From Fund To Fund: As a shareholder, you have the privilege of exchanging your shares for Institutional Shares of any other Commerce Fund. Exchanges may also be made into the Service Shares of Goldman Sachs Institutional Liquid Assets Prime Obligations Portfolio (“Money Market Fund”). Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co., serves as investment adviser for the Money Market Fund.

Institutional Shares being exchanged are subject to the minimum initial and subsequent investment requirements as described above. The Commerce Funds reserves the right to reject any exchange request and the exchange privilege may be modified or terminated at any time. At least 60 days’ notice of any material modification or termination of the exchange privilege will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission (SEC). Before exchanging your shares, you should consider carefully the investment objectives, policies, risks and expenses of the Fund you are acquiring.

•	Redemption Fee: If shares of the International Equity Fund are redeemed or exchanged within 30 days of purchase, a redemption fee of 2.00% may be assessed on the proceeds of the transaction. See “Redeeming Institutional Shares” for more information.

•	Making Automatic Exchanges: You may request on your account application that a specified dollar amount of Institutional Shares be automatically exchanged for Institutional Shares of any other Commerce Fund. These automatic exchanges may be made on any one day of each month and are subject to the following conditions: 1) the minimum dollar amount for automatic exchanges must be at least $250 per month; 2) the value of the account in the originating Fund must be at least $1,000 after the exchange; 3) the value of the account in the acquired Fund must equal or exceed the acquired Fund’s minimum initial investment requirement; and 4) the names, addresses and taxpayer identification number for the shareholder accounts of the exchanged and acquired Funds must be identical.

PAGE 78 The Commerce Funds

•	Cross Reinvesting Of Distributions: You may invest dividend or capital gain distributions from one Fund of the Institutional Class to another Fund of the Institutional Class. If you elect to reinvest the distributions paid by one Fund in shares of another Fund of The Commerce Funds, the dividends or distributions will be treated as received by you for tax purposes. Cross reinvestment privileges do not apply to the Money Market Fund described under “Changing Shares From Fund to Fund.”

Redeeming Institutional Shares

You May Sell Shares At Any Time:  Your shares will be sold at the NAV next calculated after The Commerce Funds’ Transfer Agent receives your properly completed order. Your order will be processed promptly and you will generally receive the proceeds within one week. PLEASE NOTE: If the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds until payment has been collected, which could be up to 15 business days.

Receipt Of Proceeds From A Sale:  Proceeds will normally be wired the business day after your request to redeem shares is received in good order by the Transfer Agent. Payment by check will ordinarily be made within seven calendar days following redemption or you can have your proceeds sent by federal wire to your financial institution account. Your request to wire proceeds is subject to the financial institution’s wire charges.

Written requests to sell Institutional Shares must be signed by each shareholder, including each joint owner. Certain types of redemption requests will need to include a Signature Guarantee. You may obtain a Signature Guarantee from most banks or securities dealers. Guarantees from notaries public will not be accepted.

If shares of the International Equity Fund are redeemed or exchanged within 30 days of purchase, a redemption fee of 2.00% may be assessed on the proceeds of the transaction. The redemption fee will be paid to the International Equity Fund and is intended to limit short-term trading in the Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The following redemptions and exchanges shall be exempt from the redemption fee: (i) pursuant to a bona fide investment policy committee decision of a recognized financial institution with respect to an asset allocation program; (ii) involving shares acquired through reinvestment of dividends or capital gains distributions; (iii) involving shares redeemed as part of an automatic withdrawal or exchange plan that represent 4% or less of the investor’s investment subject to the plan account; or (iv) shares maintained through employee pension benefit plans subject to the Employee Retirement Income Security Act that offer The Commerce Funds as an investment vehicle. The Commerce Funds reserves the right, at its discretion, to waive, modify or terminate the redemption fee at any time as permitted by applicable law.

How Do I Redeem Shares From My Commerce Funds Account?

The following section describes how to redeem shares directly through The Commerce Funds. The Commerce Funds has authorized certain dealers to redeem shares of Funds on behalf of their clients. Some of the account features and instructions described in this section may not be applicable to clients of these dealers.

The Commerce Funds PAGE 79

1. Consider Using An Automated Redemption:

•	Making Automatic Withdrawals: If you are a shareholder with an account valued at $5,000 or more, you may withdraw amounts in multiples of $100 or more from your account on a monthly, quarterly, semi-annual or annual basis through the Automatic Withdrawal feature. At your option, you may choose to have your automatic withdrawal paid either by check or directly deposited into a financial institution account. Withdrawals paid by check are distributed on or about the 15th of the month. Direct deposits made to a financial institution account can be made on any day of the month. To participate in this feature, supply the necessary information on the account application or in a subsequent written request. This feature may be suspended should the value of your account fall below $500.

2.  Contact The Commerce Funds To Redeem Shares From Your Account

By Mail:

Write a letter to us that gives the following information:

— names of all account owners

— your account number

— the name of the Fund

— the dollar amount you want to redeem

— what we should do with the proceeds

Each owner, including each joint owner should sign the letter. Mail your request to: The Commerce Funds c/o Shareholder Services P.O. Box 219525 Kansas City, MO 64121-9525

By Telephone – Requesting Proceeds Be Wired:

Call The Commerce Funds with your request. Please see “What Are The Important Things To Consider When Contacting The Commerce Funds by Telephone?” below for specific instructions. When requesting a redemption by wire you must be redeeming shares in the amount of $1,000 or more. Also, the Fund must have your financial institution account information already on file. Proceeds will be wired directly to this designated account.

By Telephone – Requesting Proceeds Be Sent By Check:

Call The Commerce Funds at 1-800-995-6365 (8 a.m.-5 p.m. CST) with your request. Please see “What Are The Important Things to Consider When Contacting The Commerce Funds by Telephone?” below for specific instructions. The check will be made payable to the shareholder(s) of record and sent to the address listed on your account.

PAGE 80 The Commerce Funds

In Person:

You are welcome to stop by a Commerce Bank office location, where a registered investment representative can assist you in redeeming shares from your account.

What Are The Important Things To Consider When Contacting The Commerce Funds By Telephone?

You may call us at 1-800-995-6365 (8 a.m.-5 p.m. CST) to explain what you want to do. To make additions by phone or request electronic transfers or request redemptions, we need your prior written authorization. If you did not check the box in Section 6 of your original account application, you must send us a letter that gives us this authorization.

Telephone purchases will be made at the NAV next determined after the Transfer Agent receives an order in good form. If you should experience difficulty in redeeming your shares by telephone (e.g., because of unusual market activity), we urge you to consider redeeming your shares by mail.

You should note that the Transfer Agent may act on a telephone purchase or redemption request from any person representing himself to be you and reasonably believed by the Transfer Agent to be genuine. Neither The Commerce Funds nor any of its service contractors will be liable for any loss or expense in acting on telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, The Commerce Funds will use all procedures considered reasonable; the Funds may be liable for any losses if they fail to do so.

General Policies

Dividend and Distribution Policies:  As a Fund shareholder, you are entitled to any dividends and distributions from net investment income and net realized capital gains. You may choose one of the following distribution options for dividends and capital gains:

(1)  reinvest all dividend and capital gain distributions in additional Institutional Shares,

(2)  receive dividend distributions in cash and reinvest capital gain distributions in additional Institutional Shares,

(3)  receive all dividend and capital gain distributions in cash, or

(4)  have all dividend and capital gain distributions deposited directly into your designated account at a financial institution.

If you do not select an option when you open an account, all distributions will automatically be reinvested in additional Institutional Shares of the same Fund. For your protection, if you elect to have distributions mailed to you and these cannot be delivered, they will be reinvested in additional Institutional Shares of the same Fund. To change your distribution option, contact The Commerce Funds at 1-800-995-6365 (8 a.m.-5 p.m. CST). The change will become effective after it is received and processed by the Transfer Agent.

The Commerce Funds PAGE 81

Fund	Monthly Dividends*	Quarterly Dividends**	Annual Dividends***	Net Realized Capital Gains****
Core Equity		X		X
Growth			X	X
Value		X		X
MidCap Growth			X	X
International Equity			X	X
Asset Allocation		X		X
Bond	X			X
Short-Term Government	X			X
National Tax-Free Intermediate Bond	X			X
Missouri Tax-Free Intermediate Bond	X			X
Kansas Tax-Free Intermediate Bond	X			X

*	Monthly dividends are declared daily but are only distributed on or about the last business day of the month.

**	Quarterly dividends are both declared and paid on the calendar quarter months.

***	Annual dividends are both declared and paid in December.

****	Each Fund declares and distributes net realized capital gains annually (December).

The Commerce Funds Reserves The Right To:

•	Redeem your account involuntarily if, after 60 days’ written notice, your account’s value remains below a $500 minimum balance. We will not redeem your account involuntarily if the value falls below the minimum balance solely as a result of market conditions. Retirement accounts and certain other accounts will not be subject to automatic liquidation.

•	Suspend or delay the payment of redemption proceeds when the NYSE is closed (other than for customary weekend and holiday closings), during periods when trading on the NYSE is restricted as determined by the SEC, during any emergency as determined by the SEC or during other periods of unusual market conditions.

•	Without notice, stop offering shares of a Fund, reject any purchase order (including exchanges), or bar an investor who the Adviser believes is engaging in excessive trading from purchasing or exchanging shares of a Fund. The Adviser does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Adviser reserves the right to reject or restrict purchase or exchange requests from any investor for any reason in its discretion. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm fund performance and negatively impact long-term shareholders. The Adviser will not be liable for any loss resulting from rejected purchase or exchange orders.

Customer Identification Program

Federal regulations may require The Commerce Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number (EIN) or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Account

PAGE 82 The Commerce Funds

applications without such information may not be accepted. If you are a partnership, corporation or other entity other than a natural person and have applied for an EIN, the EIN application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by The Commerce Funds. To the extent permitted by applicable law, The Commerce Funds reserves the right to place limits on transactions in your account until your identity is verified.

Arrangements With Certain Institutions

Financial institutions or their designees that have entered into agreements with The Commerce Funds or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than a Fund’s pricing on the following business day. If payment is not received by the Funds’ Transfer Agent by such time, the financial institution could be held liable for resulting fees or losses. The Commerce Funds may be deemed to have received a purchase or redemption order when a financial institution or its designee accepts the order. Orders received by the Fund in proper form will be priced at the Fund’s NAV next computed after they are accepted by the financial institution or its designee. Financial institutions are responsible to their customers and The Commerce Funds for timely transmission of all subscription and redemption requests, investment information, documentation and money.

Shareholder Servicing

Certain financial institutions may charge their customers account fees for purchasing or redeeming shares of The Commerce Funds. These institutions may provide shareholder services to their clients that are not available to a shareholder dealing directly with The Commerce Funds. Each institution is responsible for notifying its customers regarding its fees and additional or changed purchase or redemption terms. You should contact your financial institution for this information.

The Distributor and its affiliates may, out of its administration fee or other resources, pay a fee of up to 0.50% of the amount invested or additional incentives to qualifying dealers who initiate and are responsible for purchases of shares of The Commerce Funds. In addition, at its expense, the Distributor will provide additional compensation and promotional incentives to dealers in connection with the sales of shares of the Funds. Subject to NASD regulation, compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

The Funds have adopted a Shareholder Administrative Services Plan that permits each Fund to pay up to 0.25% of the average daily net assets of the Shares held under the plan to third parties, including The Commerce Trust Company (a division of Commerce Bank, N.A.), for providing shareholder services to the Shareholder Administrative Services Plan participants. Because these fees are paid out of each Fund’s assets, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Commerce Funds will not issue share certificates. The Transfer Agent will maintain a complete record of your account and will issue you a statement at least quarterly. You will also be sent confirmations of purchases and redemptions.

The Commerce Funds PAGE 83

As a shareholder in the Funds, you will receive an Annual Report and a Semi-Annual Report. To eliminate unnecessary duplication, only one copy of such reports will be sent to the same mailing address. If you would like a duplicate copy to be mailed to you, please contact The Commerce Funds at 1-800-995-6365 (8 a.m.-5 p.m. CST).

Tax Information

The following is a brief summary of the federal income tax consequences of investing in The Commerce Funds. You may also have to pay state and local taxes on your investment, and you should always consult with your tax adviser for specific guidance on your investment in The Commerce Funds.

Taxes On Distributions

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term gain over net short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions, including amounts attributable to dividends, interest and short-term capital gains of the Fund, will generally be taxable as ordinary income.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your capital. This is known as “buying into a dividend.”

Taxes On Exchanges And Redemptions

When you redeem or exchange shares in any Fund, you may recognize a gain or loss for income tax purposes. This gain or loss will be based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares. Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax rules is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax qualified plan) will not be currently taxable.

International Equity Fund

It is expected that the International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The International Equity Fund may elect to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

PAGE 84 The Commerce Funds

Tax Consequences Of The National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond And Kansas Tax-Free Intermediate Bond Funds

The National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds’ distributions will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending on the Funds’ investments, that a portion of the Funds’ distributions could be taxable to shareholders as ordinary income or capital gains. Moreover, although distributions are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state. If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

Missouri Taxes:  Resident individuals, trusts and estates resident in Missouri, and corporations within Missouri tax jurisdiction will not be subject to Missouri income tax on dividends from the Missouri Tax-Free Intermediate Bond Fund that are derived from interest on obligations of the State of Missouri and its political subdivisions (to the extent such interest is exempt from federal income tax) or on obligations issued by the U.S. Government, the Government of Puerto Rico, the Virgin Islands or Guam. Resident individuals, trusts and estates and corporations generally will be subject to Missouri income tax on other dividends received from the Fund, including dividends derived from interest on obligations of other issuers and all long-term and short-term capital gains.

Kansas Taxes:  Resident individual trusts and estates resident in Kansas, and corporations within Kansas tax jurisdiction will not be subject to Kansas income tax on dividends from the Kansas Tax-Free Intermediate Bond Fund that are derived from interest on obligations of the State of Kansas and its political subdivisions (to the extent such interest is exempt from federal income tax) or on obligations issued by the U.S. Government, the Government of Puerto Rico, the Virgin Islands or Guam. Resident individuals, trusts and estates and corporations generally will be subject to Kansas income tax on other dividends received from the Fund, including dividends derived from interest on obligations of other issuers and all long-term and short-term capital gains.

Service Providers

Investment Adviser:  Commerce Investment Advisors, Inc. (The “Adviser”)

Commerce Investment Advisors, Inc., a subsidiary of Commerce Bank, N.A., known collectively as “Commerce,” serves as Adviser for the Funds, selecting investments and making purchases and sale orders for securities in each Fund’s portfolio. Commerce Bank and Commerce Investment Advisors each have offices at 922 Walnut Street, Kansas City, Missouri 64106 and 8000 Forsyth Boulevard, St. Louis, Missouri 63105. Commerce Bank is a subsidiary of Commerce Bancshares, Inc., a registered multi-bank holding company. Commerce has provided investment management services to The Commerce Funds since 1994, to private and public pension funds, endowments and foundations since 1946 and to individuals since 1906. As of December 31, 2002, the Adviser and its affiliates had approximately $9.4 billion in assets under management.

The Commerce Funds PAGE 85

The Adviser receives a fee for the advisory services provided and expenses assumed under the Advisory Agreement. During the last fiscal year, the Funds paid the Adviser the following fees, calculated as a percentage of the Funds’ average daily net assets:

Actual Rate Paid In Fiscal Year 2002
Core Equity Fund	0.75%
Growth Fund	0.75%
Value Fund	0.75%
MidCap Growth Fund	0.75%
International Equity Fund	0.89%
Asset Allocation Fund	0.00%
Bond Fund	0.50%
Short-Term Government Fund	0.50%
National Tax-Free Intermediate Bond Fund	0.50%
Missouri Tax-Free Intermediate Bond Fund	0.50%
Kansas Tax-Free Intermediate Bond Fund	0.50%

Any difference between the contractual fees and the actual fees paid by the Funds reflects that the Adviser did not charge the full amount of the fees to which it would have been entitled. The Adviser’s voluntary expense reimbursements with respect to the Core Equity Fund, the Value Fund, the International Equity Fund and the Bond Fund may be discontinued at any time. The Adviser has contractually agreed to waive fees and/or reimburse expenses with respect to the Growth Fund, International Equity Fund, Asset Allocation Fund, Short-Term Government Fund, National Tax-Free Intermediate Bond Fund, Missouri Tax-Free Intermediate Bond Fund, and Kansas Tax-Free Intermediate Bond Fund at least until October 31, 2003.

Fund Managers:

Person	Fund(s)	Experience
Scott M. Colbert, CFA, Senior Vice President	Bond, Short-Term Government	Joined Commerce in 1993 Fund manager since inception 16 years of experience

Michael E. Marks, CFA and Vice President	Core Equity	Joined Commerce in 1999; Formerly a Portfolio Manager and Senior Investment Analyst from November 1993 to October 1998 at IAA Trust Company; Fund manager since Fund inception 9 years of experience

Brian P. Musielak, CFA and Vice President	National Tax-Free, Missouri Tax-Free and *Kansas Tax-Free Intermediate Bond	Joined Commerce in 1995 Fund manager since 1999 (*since inception) 8 years of experience

David W. Wente, Vice President	Value, MidCap Growth	Joined Commerce in 1996; Equity Analyst for the Fund since inception; Fund manager since 2000 11 years of experience

Joseph C. Williams III, CFA and Senior Vice President	Growth	Joined Commerce in 1975 Fund manager since inception 26 years of experience

PAGE 86 The Commerce Funds

The Asset Allocation Fund is managed by a team of investment professionals (the “Investment Policy Team”) and no individuals are primarily responsible for making recommendations to that Team. The Investment Policy Team consists of several senior investment professionals of the Adviser, Commerce Investment Advisors, Inc. These members meet regularly to analyze market information that might have an effect on the investment performance of the Fund. After completing this review, the Team makes a collective decision regarding the allocation of the underlying investments. Normally, changes occur only after the Team reaches a consensus that a rebalancing is firmly supported by economic, market and/or other relevant information.

Sub-adviser:  Bank of Ireland Asset Management (U.S.) Limited

Bank of Ireland Asset Management (U.S.) Limited (“BIAM (U.S)” or the “Sub-Adviser”) has been the sub-adviser to the International Equity Fund since February 6, 2002.

For the services provided and expenses assumed under the Sub-Advisory Agreement, the Adviser will pay the Sub-Adviser a monthly management fee at an annual rate of 0.45% of the first $50 million of the average daily net assets of the Fund, 0.40% of the next $50 million of average daily net assets of the Fund and 0.30% of the average daily net assets of the Fund in excess of $100 million. The Adviser is entitled to receive a management fee for its services to the Fund at the rate of 1.50% of average daily net assets. It is currently waiving at least 0.66% of these fees and the Fund is actually paying the Adviser no more than 0.84% of the Fund’s average daily net assets. The Adviser pays the Sub-Adviser’s fee out of the management fees it receives from the Fund. Prior to May 1, 2002, the sub-adviser for the Fund was T. Rowe Price International, Inc., which received advisory fees at an effective rate of 0.57% in 2002.

BIAM (U.S.) is a wholly-owned indirect subsidiary of the Bank of Ireland Group. The address of BIAM (U.S.)’s office in the United States is 75 Holly Hill Lane, Greenwich, CT 06830; its head office is located at 26 Fitzwilliam Place, Dublin 2, Ireland. BIAM (U.S.) was established in 1987. BIAM (U.S.)’s affiliate, Bank of Ireland Asset Management Limited, with which BIAM (U.S.) shares resources, including investment advisory and account support personnel, has 36 years of experience as a global investment adviser. As of November 30, 2002, BIAM (U.S.) had approximately $23 billion in assets under management on behalf of North American clients, and, together with its affiliates, Bank of Ireland Asset Management (BIAM), had approximately $58.4 billion under management worldwide for individual and institutional accounts.

Administrator:  Goldman Sachs Asset Management (“GSAM” or the “Administrator”)

GSAM serves as Administrator of each of the Funds. GSAM is located at 32 Old Slip, New York, New York 10005. GSAM is a unit of the Investment Management Division of Goldman, Sachs & Co., the Distributor of the Funds.

Distributor:  Goldman, Sachs & Co. (“Goldman” or the “Distributor”)

Shares of each Fund are sold on a continuous basis by Goldman as Distributor. Goldman is located at 85 Broad Street, New York, New York 10004.

The Commerce Funds PAGE 87

Transfer Agent:  State Street Bank And Trust Company (“State Street” or the “Transfer Agent”)

State Street has delegated its responsibilities as Transfer Agent to its indirect subsidiary, National Financial Data Services, Inc. (“NFDS”). State Street is located at 225 Franklin Street, Boston, Massachusetts 02110. NFDS is located at 330 W. 9th Street, Kansas City, Missouri 64105.

Custodian:  State Street Bank And Trust Company (the “Custodian”)

State Street also serves as the Custodian of each of the Funds.

PAGE 88 The Commerce Funds

LAKE MICHIGAN
LAKE HURON
ILLINOIS
INDIANA
KENTUCKY
TENNESSEE
Chicago
Peoria
Prairie du Chien
Ft. Crawford
Dubuque
Burlington
Keokuk
Winona
Preston
Iowa City
Washington
Lansing
Saginaw
Indianapolis
Louisville
Versailles
Frankfort
Lexington
Harmony
Hartford
Nashville
Murfreesboro
Marion
Ironton
Vandalia
Milwaukee
L. George

How Can I Contact The Commerce Funds?
If you would like more information about The Commerce Funds, you may request the following documents:

Statement of Additional Information
The Statement of Additional Information (SAI) contains additional information about the Funds and is incorporated by reference into this prospectus.

Securities and Exchange Commission Reports
You can review and copy, after paying a duplicating fee, the reports of the Funds and the SAI by writing to the SEC's Public Reference Section, Washington, D.C. 20459-0102 or by electronic request to: publicinfo@sec.gov or by visiting the Public Reference Room. Call the SEC at 1-202-942-8090 for information on operation of the public reference room. You can get copies of this information for free on the SEC's EDGAR database at http://www.sec.gov.

The Funds' investment company registration number is 811-8598.

Annual and Semi-Annual Reports
The Funds' annual and semi-annual reports contain additional information about the Funds' investments. The annual report also discusses market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. To make shareholder inquiries or to receive free copies of the SAI and the annual and semi-annual reports, contact The Commerce Funds in writing, via the World Wide Web, or by telephone, as listed below.

commerce funds

P.O. Box 219525
Kansas City, Missouri 64121-9525

www.commercefunds.com

CB5998 2/03

526140

The Commerce *Funds*

Service Shares Prospectus
March 1, 2003

The Core Equity Fund

The Growth Fund

The Value Fund

The MidCap Growth Fund

The International Equity Fund

The Asset Allocation Fund

The Bond Fund

The Short-Term Government Fund

The National Tax-Free Intermediate Bond Fund

The Missouri Tax-Free Intermediate Bond Fund

The Kansas Tax-Free Intermediate Bond Fund

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

commerce funds

DAKOTA
NEBRASKA
KANSAS
INDIAN TERRITORY
IOWA
MISSOURI
Big Sheyenne R.
Ft. Pierre
Ft. George
Ft. Lookout
White Earth R.
Missouri Riv.
Sioux Falls City
Ft. Randall
YANKTON
Sioux City
Ft. Dodge
Sand Hills
Nobrara R.
North Branch
Elk Horn R.
Ft. Calhoun
Ash Hollow
Council Bluffs
Elm Cr.
Grand I. City
Plattsmouth
Ft. Kearney
Kearney City
Nebraska City
Republican Fk.
St. Joseph
Grand Saline Fk.
Smoky Hill Fk.
Ft. Riley
TOPEKA
Ft. Larned
Ft. Atkinson
Neosho City
Springfield
Ft. Wayne
Ft. Gibson
Ft. Cobb
Ft. Holmes
Canadian R.
North Fork
Ft. Ridgely
Ft. Ripley
St. Cloud
South Bend
Ft. Abercrombie
Big Stone L.
Glen Mary
Algona
Des Moines
Winterset
Chariton
Frankford
Bedford
Albany
Trenton
Platte City
Keytes
JEFFERSON C.
Greenfield
Carthage
Bentonville
Fayetteville
Jasper
Ozark
Van Buren

The Commerce Funds PAGE 1

The Commerce Funds

What These Funds Are:

These Funds are mutual funds. A mutual fund is a pooled investment that gives you an opportunity to participate in financial markets. Each Fund is professionally managed. Each Fund has stated goals that it attempts to reach. However, as with all mutual funds, none of these Funds can offer guaranteed results. You could lose money in these Funds.

The Commerce Funds consists of eleven investment portfolios, each of which has a separate pool of assets with separate investment objectives and policies. This Prospectus offers Service Shares of The Commerce Funds.

The Core Equity Fund

The Growth Fund

The Value Fund

The MidCap Growth Fund

The International Equity Fund

The Asset Allocation Fund

The Bond Fund

The Short-Term Government Fund

The National Tax-Free Intermediate Bond Fund

The Missouri Tax-Free Intermediate Bond Fund

The Kansas Tax-Free Intermediate Bond Fund

What These Funds Are Not:

An investment in any of these Funds is not a bank deposit. Your investment is not insured or guaranteed by the FDIC or any other agency of the government.

PAGE 2 The Commerce Funds

Core Equity Fund

Please see the table on page 65 for more detailed information about the investment practices of the Core Equity Fund and the risks associated with those practices.

Investment Objective

•	Seeks capital appreciation and, secondarily, current income.

Primary Investment Strategies

•	Under normal market conditions, invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in stocks, primarily common stock.

•	Invests principally in stocks of companies whose valuation and earnings potentials are attractive.

•	Through a disciplined, quantitatively-driven approach, the Fund seeks a blend of companies either selling below fair value or producing strong earnings leading to future capital appreciation.

•	Generally purchases common stock of companies whose characteristics are comparable to those included in the S&P 500 Index (“Index”). The capitalization range of the Index was $279 million to $276 billion as of December 31, 2002.

•	The Fund will provide shareholders with at least 60 days notice before changing its 80% investment policy.

Primary Risks of Investing in the Fund

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money. The types of stocks held by the Fund may not perform as well as other types of stocks.

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease. The Fund’s net asset value may fluctuate with movements in the equity market.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results.

continued

The Commerce Funds PAGE 3

Core Equity Fund (continued)

Core Equity Fund Past Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Service Shares from year to year; and (b) how the average total returns of the Service Shares compare to those of a broad-based securities market index. Of course, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Service Shares’ maximum sales charge of 3.50% is not included in the bar chart. However, the sales charge is included in the table. If the Service Shares’ maximum sales charge of 3.50% had been included in the total return reflected in the bar chart, performance would have been reduced.

The performance of the Fund prior to December 26, 2000 is represented by the performance of the Personal Stock Fund (the “Common Trust Fund”), the predecessor common trust fund that, in all material respects, had the same investment objective, policies, guidelines and investment limitations as the Fund. However, the Common Trust Fund was not registered under the Investment Company Act of 1940 (the “Act”) and therefore was not subject to certain investment restrictions imposed by the Act. If the Common Trust Fund had been registered under the Act, the performance shown for the period prior to December 26, 2000 may have been adversely affected. The total return calculations in the bar chart and table for the period prior to December 26, 2000 have been restated to include the expenses of the Service Class but do not include waived fees or reimbursed expenses.

Year-by-Year Total Returns as of 12/31 Each Year (Service Shares)

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ‘98 +24.73% Worst Quarter* Q3 ‘02 –15.85%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

PAGE 4 The Commerce Funds

Information on After-Tax Returns:

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Service Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

•	Average Annual Total Returns Before Taxes: These returns do not reflect taxes on distributions on the Fund’s Service Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

•	Average Annual Total Returns After Taxes on Distributions: These returns assume that taxes are paid on distributions on the Fund’s Service Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Service Shares at the end of the performance period.

•	Average Annual Total Returns After Taxes on Distributions and Sale of Service Shares: These returns reflect taxes paid on distributions on the Fund’s Service Shares and taxes applicable when the investment is redeemed (sold) by you.

Applicable Income Tax Rate:

The returns are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 38.6% for ordinary income dividends and 20% for long-term capital gains distributions) and do not reflect state or local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.

Average Annual Total Return

For the periods ended December 31, 2002	1 Year		5 Years			10 Years
Returns Before Taxes	-	24.81%	-	1.53%		7.39%
Returns After Taxes on Distributions	-	24.94%		N/A	**	N/A	**
Returns After Taxes on Distributions and Sale of Shares	-	15.23%		N/A	**	N/A	**

S&P 500® Index*	-	22.10%	-	0.59%		9.34%

*

The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, taxes or expenses.

**	After-tax return information not available for the Fund prior to registration.

continued

The Commerce Funds PAGE 5

Core Equity Fund (continued)

Fees and Expenses

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	Core Equity Fund Service Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)		3.50%
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions (1)		1.00%
Redemption Fees		None
Annual Fund Operating Expenses (2) (expenses deducted from Fund assets)
Management Fees		0.75%
Distribution and Service (12b-1) Fees		0.25%
Other Expenses
Shareholder Servicing Fees (3)	0.05%
Other Operating Expenses	0.24%
Total Other Expenses		0.29%

Total Annual Fund Operating Expenses (4)		1.29%
Less: Fee Waiver (5)		0.02%

Net Annual Fund Operating Expenses		1.27%

(1)	A deferred sales charge of 1.00% is assessed on certain redemptions of shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
(2)	The Fund’s annual operating expenses have been restated to reflect amounts expected to be incurred for the current fiscal year.
(3)	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Shares held under the Shareholder Administrative Services Plan.
(4)	The Adviser intends to voluntarily reimburse expenses, excluding interest, taxes and extraordinary expenses, during the current fiscal year to the extent necessary for the Core Equity Fund to maintain Total Annual Fund Operating Expenses of not more than 1.38% of average daily net assets. The Adviser reserves the right to discontinue the expense reimbursement at any time.
(5)	The Administrator has contractually agreed to waive the administration fee to 0.13% of average daily net assets, at least until October 31, 2003.

Example:  The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Service Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$475	$743	$1,031	$1,850

PAGE 6 The Commerce Funds

Core Equity Fund Financial Highlights

The following table describes the Fund’s performance for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG LLP, the Funds’ independent auditors. Their report, along with the Fund’s financial statements, is incorporated by reference in the Funds’ Statement of Additional Information (available upon request).

Service Shares	Year Ended 10/31/02	12/26/2000(d) through 10/31/2001
Net asset value, beginning of period	$14.70	$18.00

Income (loss) from investment operations:
Net investment income(b)	0.06	—
Net realized and unrealized loss	(2.13)	(3.30)

Total from investment operations	(2.07)	(3.30)

Distributions to shareholders:
From net investment income	(0.06)	—
From net realized gains	— (e)	—

Total distributions	(0.06)	—

Net asset value, end of period	$12.57	$14.70

Total return(a)	(14.11)%	(18.25)%
Net assets at end of period (in 000’s)	$40	$34
Ratio of net expenses to average net assets	1.23%	1.23%	(c)
Ratio of net investment loss to average net assets	0.44%	(0.02	)%(c)
Ratios assuming no expense reductions:
Ratio of expenses to average net assets	1.25%	1.25%	(c)
Ratio of net investment income (loss) to average net assets	0.42%	(0.04	)%(c)
Portfolio turnover rate	23%	32%

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Annualized.
(d)	Commencement of operations.
(e)	Amount is less than $0.005 per share.

The Commerce Funds PAGE 7

Growth Fund

Please see the table on page 65 for more detailed information about the investment practices of the Growth Fund and the risks associated with those practices.

Investment Objective

•	Seeks capital appreciation.

Primary Investment Strategies

•	Under normal market conditions, invests at least 65% of its total assets in stocks, primarily common stock.

•	Invests principally in stocks of companies that show above-average growth in earnings. The Fund’s Adviser believes that investing in companies with strong earnings growth will lead to future capital appreciation.

•	Generally purchases common stock of companies whose characteristics are comparable to those included in the Russell 1000 Growth Index (“Index”). The capitalization range of the Index was $245.5 million to 263.1 billion as of December 31, 2002.

Primary Risks of Investing in the Fund

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money. The types of stocks held by the Fund may not perform as well as other types of stocks.

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease. The Fund’s net asset value may fluctuate with movements in the equity market.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results.

PAGE 8 The Commerce Funds

Growth Fund Past Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Service Shares from year to year; and (b) how the average annual total returns of the Fund’s Service Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Service Shares’ maximum sales charge of 3.50% is not included in the bar chart. However, the sales charge is included in the table. If the Service Shares’ maximum sales charge of 3.50% had been included in the total return reflected in the bar chart, performance would have been reduced. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced.

Year-by-Year Total Returns as of 12/31 Each Year (Service Shares)

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ‘98 +24.91% Worst Quarter* Q3 ‘01 –18.74%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

continued

The Commerce Funds PAGE 9

Growth Fund (continued)

Information on After-Tax Returns:

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Service Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

•	Average Annual Total Returns Before Taxes: These returns do not reflect taxes on distributions on the Fund’s Service Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

•	Average Annual Total Returns After Taxes on Distributions: These returns assume that taxes are paid on distributions on the Fund’s Service Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Service Shares at the end of the performance period.

•	Average Annual Total Returns After Taxes on Distributions and Sale of Service Shares: These returns reflect taxes paid on distributions on the Fund’s Service Shares and taxes applicable when the investment is redeemed (sold) by you.

Applicable Income Tax Rate:

The returns are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 38.6% for ordinary income dividends and 20% for long-term capital gains distributions) and do not reflect state or local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.

Average Annual Total Return

For the periods ended December 31, 2002	1 Year	5 Years	Since Inception (1/2/97)
Returns Before Taxes	-25.41%	-4.99%	-0.19%
Returns After Taxes on Distributions	-25.41%	-6.76%	-1.98%
Returns After Taxes on Distributions and Sale of Shares	-15.60%	-3.23%	0.47%

Russell 1000® Growth Index*	-27.88%	-3.84%	1.18%

*

The Russell 1000® Growth Index, an unmanaged index, is a market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, taxes or expenses.

PAGE 10 The Commerce Funds

Fees and Expenses

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	Growth Fund Service Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)		3.50%
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions (1)		1.00%
Redemption Fees		None
Annual Fund Operating Expenses (2) (expenses deducted from Fund assets)
Management Fees		0.75%
Distribution and Service (12b-1) Fees		0.25%
Other Expenses
Shareholder Servicing Fees (3)	0.11%
Other Operating Expenses	0.30%
Total Other Expenses		0.41%

Total Annual Fund Operating Expenses (4)		1.41%
Less: Fee Waiver and Expense Reimbursement (4)(5)		0.03%

Net Annual Fund Operating Expenses		1.38%

(1)	A deferred sales charge of 1.00% is assessed on certain redemptions of shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
(2)	The Fund’s annual operating expenses have been restated to reflect amounts expected to be incurred for the current fiscal year.
(3)	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Shares held under the Shareholder Administrative Services Plan.
(4)	The Adviser has contractually agreed to reduce or limit the Total Annual Fund Operating Expenses, excluding interest, taxes and extraordinary expenses, at least until October 31, 2003, to 1.38% of the Fund’s average daily net assets.
(5)	The Administrator has contractually agreed to waive the administration fee to 0.13% of average daily net assets, at least until October 31, 2003.

Example:  The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Service Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$486	$778	$1,091	$1,979

continued

The Commerce Funds PAGE 11

Growth Fund (continued)

Growth Fund Financial Highlights

The following table describes the Fund’s performance for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG LLP, the Funds’ independent auditors. Their report, along with the Fund’s financial statements, is incorporated by reference in the Funds’ Statement of Additional Information (available upon request).

	Year Ended 10/31
Service Shares	2002		2001		2000		1999	1998
Net asset value, beginning of year	$19.80		$38.04		$38.07		$37.29	$34.50

Income (loss) from investment operations:
Net investment income (loss)	(0.11	)(b)	(0.15	)(b)	(0.24	)(b)	(0.12)	(0.01)
Net realized and unrealized gain (loss)	(2.42)		(10.82)		4.15		6.37	5.05

Total from investment operations	(2.53)		(10.97)		3.91		6.25	5.04

Distributions to shareholders:
From net investment income	—		—		—		—	(0.01)
From net realized gains	—		(7.27)		(3.94)		(5.47)	(2.24)

Total distributions	—		(7.27)		(3.94)		(5.47)	(2.25)

Net asset value, end of year	$17.27		$19.80		$38.04		$38.07	$37.29

Total return(a)	(12.73)%		(34.00)%		10.59%		17.97%	15.10%
Net assets at end of year (in 000’s)	$5,015		$7,711		$13,747		$14,468	$8,965
Ratio of net expenses to average net assets	1.37%		1.36%		1.31%		1.33%	1.33%
Ratio of net investment income (loss) to average net assets	(0.58)%		(0.60)%		(0.62)%		(0.36)%	(0.06)%
Ratios assuming no expense reductions:
Ratio of expenses to average net assets	1.39%		1.38%		1.32%		1.33%	1.33%
Ratio of net investment income (loss) to average net assets	(0.60)%		(0.62)%		(0.61)%		(0.36)%	(0.06)%
Portfolio turnover rate	53%		47%		50%		35%	53%

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales charges. Total return would be reduced if sales charges were taken into account. Returns do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.

PAGE 12 The Commerce Funds

Value Fund

Please see the table on page 65 for more detailed information about the investment practices of the Value Fund and the risks associated with those practices.

Investment Objective

•	Seeks capital appreciation and, secondarily, current income.

Primary Investment Strategies

•	Under normal market conditions, invests at least 65% of its total assets in stocks, primarily common stock.

•	Using a quantitatively-driven approach, invests principally in stocks of companies that are selling below fair market value compared to their future potential The Fund seeks a higher return than the market index over time as the stocks it purchases rise in price to more normal valuations. The Fund utilizes a broadly diversified portfolio with value characteristics (low price/book and price/earnings ratios) to achieve capital appreciation and current income.

•	Generally purchases common stock of companies whose characteristics are comparable to those included in the Russell 1000 Value Index (“Index”). The capitalization range of the Index was $194 million to $235 billion as of December 31, 2002.

Primary Risks of Investing in the Fund

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money. The types of stocks held by the Fund may not perform as well as other types of stocks.

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease. The Fund’s net asset value may fluctuate with movements in the equity market.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results.

continued

The Commerce Funds PAGE 13

Value Fund (continued)

Value Fund Past Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Service Shares from year to year; and (b) how the average annual total returns of the Fund’s Service Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Service Shares’ maximum sales charge of 3.50% is not included in the bar chart. However, the sales charge is included in the table. If the Service Shares’ maximum sales charge of 3.50% had been included in the total return reflected in the bar chart, performance would have been reduced. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced.

Year-by-Year Total Returns as of 12/31 Each Year (Service Shares)

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ‘98 +13.91% Worst Quarter* Q3 ‘98 –19.83%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

PAGE 14 The Commerce Funds

Information on After-Tax Returns:

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Service Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

•	Average Annual Total Returns Before Taxes: These returns do not reflect taxes on distributions on the Fund’s Service Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

•	Average Annual Total Returns After Taxes on Distributions: These returns assume that taxes are paid on distributions on the Fund’s Service Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Service Shares at the end of the performance period.

•	Average Annual Total Returns After Taxes on Distributions and Sale of Service Shares: These returns reflect taxes paid on distributions on the Fund’s Service Shares and taxes applicable when the investment is redeemed (sold) by you.

Applicable Income Tax Rate:

The returns are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 38.6% for ordinary income dividends and 20% for long-term capital gains distributions) and do not reflect state or local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.

Average Annual Total Return

For the periods ended December 31, 2002	1 Year	5 Years	Since Inception (3/3/97)
Returns Before Taxes	–21.56%	–3.99%	1.00%
Returns After Taxes on Distributions	–21.87%	–4.41%	0.56%
Returns After Taxes on Distributions and Sale of Shares	–13.23%	–3.20%	0.71%

Russell 1000® Value Index*	–15.52%	1.16%	5.10%

*

The Russell 1000® Value Index is an unmanaged market capitalization weighted index of the 1,000 largest U.S. companies, with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, taxes or expenses.

continued

The Commerce Funds PAGE 15

Value Fund (continued)

Fees and Expenses

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	Value Fund Service Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)		3.50%
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions (1)		1.00%
Redemption Fees		None
Annual Fund Operating Expenses (2) (expenses deducted from Fund assets)
Management Fees		0.75%
Distribution and Service (12b-1) Fees		0.25%
Other Expenses
Shareholder Servicing Fees (3)	0.08%
Other Operating Expenses	0.30%
Total Other Expenses		0.38%

Total Annual Fund Operating Expenses (4)		1.38%
Less: Fee Waiver (5)		0.02%

Net Annual Fund Operating Expenses		1.36%

(1)	A deferred sales charge of 1.00% is assessed on certain redemptions of shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
(2)	The Fund’s annual operating expenses have been restated to reflect amounts expected to be incurred for the current fiscal year.
(3)	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Shares held under the Shareholder Administrative Services Plan.
(4)	The Adviser intends to voluntarily reimburse expenses, excluding interest, taxes, distribution fees and extraordinary expenses, during the current fiscal year to the extent necessary for the Value Fund to maintain Total Annual Fund Operating Expenses of not more than 1.45% of average daily net assets. The Adviser reserves the right to discontinue the expense reimbursement at any time.
(5)	The Administrator has contractually agreed to waive the administration fee to 0.13% of average daily net assets, at least until October 31, 2003.

Example:  The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Service Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$484	$770	$1,077	$1,948

PAGE 16 The Commerce Funds

Value Fund Financial Highlights

The following table describes the Fund’s performance for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG LLP, the Funds’ independent auditors. Their report, along with the Fund’s financial statements, is incorporated by reference in the Funds’ Statement of Additional Information (available upon request).

	Year Ended 10/31
Service Shares	2002	2001	2000	1999	1998
Net asset value, beginning of year	$21.05	$24.88	$21.41	$21.73	$21.81

Income from investment operations:
Net investment income	0.19 (b)	0.16 (b)	0.12 (b)	0.11	0.16
Net realized and unrealized gain (loss)	(2.99)	(2.92)	3.45	(0.11)	(0.09)

Total from investment operations	(2.80)	(2.76)	3.57	—	0.07

Distributions to shareholders:
From net investment income	(0.17)	(0.15)	(0.10)	(0.09)	(0.11)
From net realized gains	—	(0.92)	—	(0.23)	(0.04)

Total distributions	(0.17)	(1.07)	(0.10)	(0.32)	(0.15)

Net asset value, end of year	$18.08	$21.05	$24.88	$21.41	$21.73

Total return(a)	(13.37)%	(11.39)%	16.72%	0.02%	0.30%
Net assets at end of year (in 000’s)	$567	$878	$1,067	$989	$1,365
Ratio of net expenses to average net assets	1.31%	1.33%	1.38%	1.40%	1.41%
Ratio of net investment income to average net assets	0.89%	0.67%	0.52%	0.42%	0.60%
Ratios assuming no expense reductions:
Ratio of expenses to average net assets	1.33%	1.35%	1.40%	1.40%	1.41%
Ratio of net investment income to average net assets	0.87%	0.65%	0.51%	0.42%	0.60%
Portfolio turnover rate	72%	65%	88%	64%	55%

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales charges. Total return would be reduced if sales charges were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.

The Commerce Funds PAGE 17

MidCap Growth Fund

Please see the table on page 65 for more detailed information about the investment practices of the MidCap Growth Fund and the risks associated with those practices.

Investment Objective

•	Seeks capital appreciation.

Primary Investment Strategies

•	Under normal market conditions, invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in mid-cap issuers. These issuers will have public stock market capitalization (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap Growth Index (“Index”) at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Index was $194 million and $13.2 billion as of December 31, 2002.

•	Using a quantitatively-driven approach, invests principally in stocks of companies that show the potential for above-average earnings growth. The Fund seeks capital appreciation by investing in companies that exhibit high rates of profitability, earnings growth and corporate reinvestment.

•	The Fund will provide shareholders with at least 60 days notice before changing its 80% investment policy.

Primary Risks of Investing in the Fund

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money. The types of stocks held by this Fund may not perform as well as other types of stocks.

Mid-Cap and Small-Cap Risk:  Investing in securities of smaller and mid-sized companies may be riskier than investing in larger, more established companies. Smaller and mid-sized companies are more vulnerable to adverse developments because of more limited product lines, markets or financial resources. Also, these company stocks may trade less often and in limited volume compared to stocks trading on a national securities exchange. Security prices of these company stocks may be more volatile than the prices of larger company stocks. As a result, this Fund’s net asset value may be subject to rapid and substantial changes if it invests in these stocks.

PAGE 18 The Commerce Funds

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease. The Fund’s net asset value may fluctuate with movements in the equity market.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results.

Portfolio Turnover Risk:  The Fund may buy and sell investments relatively often which could hinder performance due to higher expenses and increased taxes realized by the portfolio.

MidCap Growth Fund Past Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Service Shares from year to year; and (b) how the average annual total returns of a Fund’s Service Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Service Shares’ maximum sales charge of 3.50% is not included in the bar chart. However, the sales charge is included in the table. If the Service Shares’ maximum sales charge of 3.50% had been included in the total return reflected in the bar chart, performance would have been reduced. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced.

Year-by-Year Total Returns as of 12/31 Each Year (Service Shares)

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ‘01 +24.28% Worst Quarter* Q3 ‘01 –30.23%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

continued

The Commerce Funds PAGE 19

MidCap Growth Fund (continued)

Information on After-Tax Returns:

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Service Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

•	Average Annual Total Returns Before Taxes: These returns do not reflect taxes on distributions on the Fund’s Service Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

•	Average Annual Total Returns After Taxes on Distributions: These returns assume that taxes are paid on distributions on the Fund’s Service Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Service Shares at the end of the performance period.

•	Average Annual Total Returns After Taxes on Distributions and Sale of Service Shares: These returns reflect taxes paid on distributions on the Fund’s Service Shares and taxes applicable when the investment is redeemed (sold) by you.

Applicable Income Tax Rate:

The returns are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 38.6% for ordinary income dividends and 20% for long-term capital gains distributions) and do not reflect state or local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.

Average Annual Total Return

For the periods ended December 31, 2002	1 Year	5 Years	Since Inception (1/2/97)
Returns Before Taxes	–29.58%	–6.36%	–2.39%
Returns After Taxes on Distributions	–29.58%	–7.52%	–3.57%
Returns After Taxes on Distributions and Sale of Shares	–18.16%	–4.30%	–1.26%

Russell Midcap® Growth Index*	–27.41%	–1.82%	1.87%

*

The Russell Midcap® Growth Index, an unmanaged index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, taxes or expenses.

PAGE 20 The Commerce Funds

Fees and Expenses

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	MidCap Growth Fund Service Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)		3.50%
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions (1)		1.00%
Redemption Fees		None
Annual Fund Operating Expenses (2) (expenses deducted from Fund assets)
Management Fees		0.75%
Distribution and Service (12b-1) Fees		0.25%
Other Expenses
Shareholder Servicing Fees (3)	0.10%
Other Operating Expenses	0.41%
Total Other Expenses		0.51%

Total Annual Fund Operating Expenses		1.51%
Less: Fee Waiver (4)		0.02%

Net Annual Fund Operating Expenses		1.49%

(1)	A deferred sales charge of 1.00% is assessed on certain redemptions of shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
(2)	The Fund’s annual operating expenses have been restated to reflect amounts expected to be incurred for the current fiscal year.
(3)	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Shares held under the Shareholder Administrative Services Plan.
(4)	The Administrator has contractually agreed to waive the administration fee to 0.13% of average daily net assets, at least until October 31, 2003.

Example:  The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Service Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$496	$809	$1,143	$2,087

continued

The Commerce Funds PAGE 21

MidCap Growth Fund (continued)

MidCap Growth Fund Financial Highlights

The following table describes the Fund’s performance for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG LLP, the Funds’ independent auditors. Their report, along with the Fund’s financial statements, is incorporated by reference in the Funds’ Statement of Additional Information (available upon request).

	Year Ended 10/31
Service Shares	2002		2001		2000		1999		1998
Net asset value, beginning of year	$21.04		$43.11		$39.75		$32.40		$32.94

Income from investment operations:
Net investment loss	(0.24	)(b)	(0.32	)(b)	(0.44	)(b)	(0.31	)(b)	(0.16)
Net realized and unrealized gain (loss)	(2.70)		(17.32)		9.82		9.27		1.42

Total from investment operations	(2.94)		(17.64)		9.38		8.96		1.26

Distributions to shareholders:
From net realized gains	—		(4.43)		(6.02)		(1.61)		(1.80)

Net asset value, end of year	$18.10		$21.04		$43.11		$39.75		$32.40

Total return(a)	(13.97)%		(44.24)%		25.88%		28.63%		3.68%
Net assets at end of year (in 000’s)	$1,203		$2,228		$4,340		$3,384		$1,236
Ratio of net expenses to average net assets	1.45%		1.39%		1.39%		1.39%		1.41%
Ratio of net investment loss to average net assets	(1.15)%		(1.13)%		(1.05)%		(0.86)%		(0.82)%
Ratios assuming no expense reductions:
Ratio of expenses to average net assets	1.47%		1.41%		1.40%		1.39%		1.41%
Ratio of net investment loss to average net assets	(1.17)%		(1.15)%		(1.04)%		(0.86)%		(0.82)%
Portfolio turnover rate	93%		124%		112%		98%		76%
(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales charges. Total return would be reduced if sales charges were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.

PAGE 22 The Commerce Funds

International Equity Fund

Please see the table on page 65 for more detailed information about the investment practices of the International Equity Fund and the risks associated with those practices.

Investment Objective

•	Seeks total return with an emphasis on capital growth.

Primary Investment Strategies

•	Under normal market conditions, invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a diversified portfolio of stocks in established companies that conduct their principal activities or are located outside the United States or whose securities are traded in foreign markets.

•	The Fund expects to invest a substantial portion of its assets in securities of companies in the developed countries of Western Europe and the Far East. However, the Fund may emphasize investments in any particular region or regions from time to time when the growth potential is attractive. If the Fund has invested a higher percentage of its total assets in a particular region, changes affecting that region may have a significant impact on the Fund’s overall portfolio. The Fund will invest in emerging markets, such as Latin America, on an opportunistic basis.

•	The Fund focuses on purchasing securities of large and, to a lesser extent, medium-sized companies, although stocks may be purchased without regard to a company’s market capitalization. Stocks of medium-sized companies will be purchased on an opportunistic basis.

•	The Fund focuses on investing in stocks that are underpriced on an absolute and peer relative basis. The Fund favors companies with one or more of the following characteristics: leading market positions; attractive business niche; strong franchise or natural monopoly; technological leadership or proprietary advantages; seasoned management; earnings growth and cash flow sufficient to support growing dividends; and healthy balance sheets with relatively low debt.

•	While investing with an awareness of the global economic backdrop and the outlook for individual countries, the Fund focuses on bottom-up stock selection. Country allocation is driven by stock selection, though the Fund may limit investments in markets that lack economic or political stability.

•	May also invest in other types of securities, including convertibles, warrants, preferred stocks, corporate and government debt, futures, and options.

continued

The Commerce Funds PAGE 23

International Equity Fund (continued)

•	May invest freely in securities of foreign issuers in the form of sponsored and unsponsored American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts.

•	May sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

•	The Fund will provide shareholders with at least 60 days notice before changing its 80% investment policy.

Primary Risks of Investing in the Fund

Investment Risk:  The value of your investment in this Fund may fluctuate which means that you could lose money. International funds, in general, have volatile net asset values. The Fund may not be an appropriate investment if you cannot bear financially the loss of at least a significant portion of your investment.

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease. The Fund’s net asset value may fluctuate with movements in the various international equity markets.

Management Risk:  A strategy used by the Sub-Adviser may fail to produce the intended results. The Sub-Adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance in rising markets.

Currency Risk:  This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on the Fund’s holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are unpredictable and it is not possible to hedge effectively the currency risks of many developing countries.

Foreign Risk:  Foreign securities can be riskier and more volatile than U.S. securities. Adverse political, social and economic developments in foreign countries or changes in the value of foreign currency can make it harder for the Fund to sell its securities and could reduce the value of your shares. Changes in or the lack of tax, accounting and regulatory standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Also, the costs of investing abroad are usually higher than those of investing within the United States. Investments outside the United States could be subject to governmental actions, such as capital or currency controls, nationalization of a company or industry, expropriation of assets or imposition of high taxes.

Emerging Market Risk:  To the extent that the Fund has investments in emerging market countries, it will potentially be subject to abrupt and severe price declines. Investments in these countries are much riskier than those in mature countries. Fund performance will likely be negatively affected by portfolio exposure to nations in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets.

PAGE 24 The Commerce Funds

International Equity Fund (continued)

Futures/Options Risk:  To the extent the Fund uses futures and options, it is exposed to additional volatility and potential losses.

International Equity Fund Past Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Service Shares from year to year; and (b) how the average annual total returns of the Fund’s Service Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Service Shares’ maximum sales charge of 3.50% is not included in the bar chart. However, the sales charge is included in the table. If the Service Shares’ maximum sales charge of 3.50% had been included in the total return reflected in the bar chart, performance would have been reduced. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced.

Year-by-Year Total Returns as of 12/31 Each Year (Service Shares)

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ‘99 +22.67% Worst Quarter* Q3 ‘02 –21.45%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

continued

The Commerce Funds PAGE 25

International Equity Fund (continued)

Information on After-Tax Returns:

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Service Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

•	Average Annual Total Returns Before Taxes: These returns do not reflect taxes on distributions on the Fund’s Service Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

•	Average Annual Total Returns After Taxes on Distributions: These returns assume that taxes are paid on distributions on the Fund’s Service Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Service Shares at the end of the performance period.

•	Average Annual Total Returns After Taxes on Distributions and Sale of Service Shares: These returns reflect taxes paid on distributions on the Fund’s Service Shares and taxes applicable when the investment is redeemed (sold) by you.

Applicable Income Tax Rate:

The returns are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 38.6% for ordinary income dividends and 20% for long-term capital gains distributions) and do not reflect state or local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.

Average Annual Total Return

For the periods ended December 31, 2002	1 Year	5 Years	Since Inception (1/2/97)
Returns Before Taxes	–22.96%	–5.46%	–4.32%
Returns After Taxes on Distributions	–22.89%	–6.01%	–4.88%
Returns After Taxes on Distributions and Sale of Shares	–13.99%	–3.97%	–3.12%

MSCI® EAFE® Index*	–15.66%	–2.61%	–1.85%

*

The unmanaged MSCI ® EAFE ® Index (unhedged) is a market capitalization weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, taxes or expenses.

PAGE 26 The Commerce Funds

Fees and Expenses

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	International Equity Fund Service Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)		3.50%
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions (1)		1.00%
Redemption Fees (2)		2.00%
Annual Fund Operating Expenses (3) (expenses deducted from Fund assets)
Management Fees (4)		1.50%
Distribution and Service (12b-1) Fees		0.25%
Other Expenses
Shareholder Servicing Fees (5)	0.06%
Other Operating Expenses	0.46%
Total Other Expenses		0.52%

Total Annual Fund Operating Expenses (6)		2.27%
Less: Fee Waivers (4)(7)		0.68%

Net Annual Fund Operating Expenses		1.59%

(1)	A deferred sales charge of 1.00% is assessed on certain redemptions of shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
(2)	A redemption fee of 2.00% may be assessed on the proceeds of redemptions or exchanges within 30 days of the date of purchase. For more information on the redemption fee see “What Are My Options For Changing My Investment Within The Commerce Funds?” and “Redeeming Service Shares.”
(3)	The Fund’s annual operating expenses have been restated to reflect amounts expected to be incurred for the current fiscal year.
(4)	The Adviser has contractually agreed to waive a portion of its management fees, at least until October 31, 2003. As a result of these fee waivers, Management Fees will be approximately 0.84% of average daily net assets.
(5)	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Shares held under the Shareholder Administrative Services Plan.
(6)	The Adviser intends to voluntarily reimburse expenses, excluding interest, taxes and extraordinary expenses, during the current fiscal year to the extent necessary for the International Equity Fund to maintain Total Annual Fund Operating Expenses of not more than 1.97% of average daily net assets. The Adviser reserves the right to discontinue the expense reimbursement at any time.
(7)	The Administrator has contractually agreed to waive the administration fee to 0.13% of average daily net assets, at least until October 31, 2003.

Example:  The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Service Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$506	$972	$1,463	$2,813

continued

The Commerce Funds PAGE 27

International Equity Fund (continued)

International Equity Fund Financial Highlights

The following table describes the Fund’s performance for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG LLP, the Funds’ independent auditors. Their report, along with the Fund’s financial statements, is incorporated by reference in the Funds’ Statement of Additional Information (available upon request).

	Year Ended 10/31
Service Shares	2002	2001		2000		1999	1998
Net asset value, beginning of year	$16.87	$26.37		$27.30		$22.92	$22.06

Income from investment operations:
Net investment income (loss)	0.02 (b)	(0.06	)(b)	(0.08	)(b)	0.10	0.05
Net realized and unrealized gain (loss)	(2.42)	(6.81)		0.44		4.34	1.44

Total from investment operations	(2.40)	(6.87)		0.36		4.44	1.49

Distributions to shareholders:
From net investment income	—	—		—		(0.06)	(0.06)
From net realized gains	—	(2.63)		(1.29)		—	(0.57)

Total distributions	—	(2.63)		(1.29)		(0.06)	(0.63)

Net asset value, end of year	$14.47	$16.87		$26.37		$27.30	$22.92

Total return(a)	(14.23)%	(28.63)%		1.03%		19.39%	6.88%
Net assets at end of year (in 000’s)	$382	$516		$768		$499	$379
Ratio of net expenses to average net assets	1.80%	1.72%		1.60%		1.78%	1.87%
Ratio of net investment income (loss) to average net assets	0.12%	(0.30)%		(0.29)%		0.33%	0.19%
Ratios assuming no expenses reductions:
Ratio of expenses to average net assets	2.43%	2.30%		2.17%		2.33%	2.39%
Ratio of net investment loss to average net assets	(0.51)%	(0.88)%		(0.84)%		(0.20)%	(0.33)%
Portfolio turnover rate	98%	33%		47%		32%	22%
(a)	Assumes investment of the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.

PAGE 28 The Commerce Funds

Asset Allocation Fund

Please see the table on page 67 for more detailed information about the investment practices of the Asset Allocation Fund and the risks associated with those practices.

Investment Objective

•	Seeks total return through capital appreciation and current income. The Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

Primary Investment Strategies

•	Asset allocation is the practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage. The Fund seeks to achieve its investment objective by investing in a combination of underlying funds for which the Adviser now or in the future acts as investment adviser. The Fund may, to the extent permitted by the Securities and Exchange Commission (“SEC”), also invest in other unaffiliated underlying funds. Collectively, all such underlying funds are referred to as the “Underlying Funds.”
•	The Commerce Asset Allocation Fund is weighted to stock fund investments (the “Underlying Equity Funds”), while adding a sufficient amount of bond fund investments to add diversification, enhance income and reduce volatility (the “Underlying Fixed-Income Funds”). Under normal market conditions, approximately 60% of the Fund’s total assets will be allocated among Underlying Equity Funds and approximately 40% will be allocated to Underlying Fixed-Income Funds.
•	The Adviser expects that the Fund will invest a relatively significant percentage of its equity allocation in the Commerce Growth Fund and Commerce Value Fund and will invest a smaller percentage in the Commerce MidCap Growth Fund and the Commerce International Equity Fund. It is expected that the fixed-income portion will be invested in the Commerce Bond Fund. Generally, the Fund does not intend to invest over 5% of the Fund’s total assets in a non-affiliated fund.
•	For a description of the Underlying Funds, please refer to the relevant sections herein.

The Commerce Funds has filed an exemptive application with the SEC in order to permit the Fund to invest in unaffiliated Underlying Funds and to make direct investments in equity

continued

The Commerce Funds PAGE 29

Asset Allocation Fund (continued)

securities, fixed-income securities and other instruments. As of the date of this Prospectus, the SEC had not yet granted The Commerce Funds an order that would allow the Fund to invest in unaffiliated Underlying Funds and to make direct investments in equity securities, fixed-income securities and other instruments. Until The Commerce Funds receives such exemptive order, the Fund will not invest in unaffiliated Underlying Funds or make direct investments in equity securities, fixed-income securities and other instruments. There can be no assurances that the SEC will issue an exemptive order in the future.

The Fund seeks to achieve its investment objective by investing within specified equity and fixed-income ranges among the Underlying Funds. The table below illustrates the current Underlying Equity/Fixed-Income Fund allocation targets:

Equity/Fixed-Income Target (Percentage of the Fund’s Total Assets)

Allocation of Fund’s Assets	Target	Range

Equity	60%	42-75%
Fixed-Income	40%	25-58%

The Fund will invest in particular Underlying Funds based on various criteria. Among other things, the Adviser’s Investment Policy Team will analyze the Underlying Funds’ respective investment styles, investment objectives, policies and investment strategies in order to determine which affiliated Underlying Funds, in combination with other non-affiliated Underlying Funds, are appropriate. This analysis is conducted as part of the Team’s formal review of market conditions and incorporates an analysis of expected returns of the different asset classes.

The Fund may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying Funds in response to economic or market conditions; and (c) maintain or modify the allocation of its assets among the Underlying Funds within the percentage targets described above.

THE PARTICULAR UNDERLYING FUNDS IN WHICH THE FUND MAY INVEST, THE EQUITY/FIXED-INCOME TARGETS AND RANGES AND THE INVESTMENTS IN EACH UNDERLYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL.

If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

Primary Risks of Investing in the Fund

Allocation Risk:  While the Fund can invest in any or all of the Underlying Funds, it is expected that the Fund will normally invest in only some of the Underlying Funds at any particular time. The Fund’s investment in any one of the Underlying Funds may, and in some cases is expected to, exceed 25% of the Fund’s total assets.

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money. While the Fund offers a greater level of diversification than

PAGE 30 The Commerce Funds

many other types of mutual funds, a single fund may not provide a complete investment program for an investor. There can be no assurance that the Fund will achieve its investment objective.

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in the Underlying Funds to fluctuate. The Fund’s net asset value may fluctuate with movements in the equity market.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results.

Investing in the Underlying Funds:  The investments of the Fund are concentrated in the Underlying Funds, and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Adviser. The value of the Underlying Funds’ investments, and the net asset values (“NAV”) of the shares of both the Fund and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objectives of the Underlying Funds will be achieved.

Investments of the Underlying Funds:  Because the Fund invests in the Underlying Funds, the Fund’s shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to those Underlying Funds. The Fund may invest in Underlying Funds that in turn invest in foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and political risk. Foreign investments of the Underlying Funds may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. The Fund may also invest in Underlying Funds that invest in mid and small capitalization stocks, which may be riskier than investing in larger, more established companies. The Fund’s investment in Underlying Funds that invest in fixed-income securities will be subject to, among other things, credit risk, interest rate risk and maturity risk. Credit risk is the risk that an issuer may default on its payment obligations. Interest rate risk is the risk that the market value of fixed-income securities can go up when interest rates go down and go down when interest rates go up. Maturity risk is the risk that an Underlying Fund will not necessarily hold its securities to maturity, which could result in a loss of principal. The Underlying Funds will also be subject to call risk (the risk that when interest rates decline an issuer may exercise a right to pay principal on an obligation earlier than expected) and extension risk (the risk that when interest rates rise an issuer may exercise a right to pay principal on an obligation later than expected). The Fund may invest in Underlying Funds that invest in asset-backed securities, which may involve a greater chance of default during periods of economic downturn than other securities and may be less liquid and more difficult to value and liquidate.

Expenses:  You may invest in the Underlying Funds directly. By investing in the Underlying Funds indirectly through the Fund, you will incur not only a proportionate

continued

The Commerce Funds PAGE 31

Asset Allocation Fund (continued)

share of the expenses of the Underlying Funds held by the Fund (including operating costs and investment management fees), but also expenses of the Fund.

Additional Investments of the Underlying Funds:  The Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts (“REITs”) and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices.

Affiliated Persons:  In managing the Fund, the Adviser will have the authority to select and substitute Underlying Funds. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because the Adviser and its affiliates are also responsible for managing certain of the Underlying Funds. The Trustees and officers of The Commerce Funds may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Funds.

Temporary Investments:  There may be times when, in the opinion of the Adviser, abnormal market or economic conditions or short-term cash needs of the Fund warrant that, for temporary defensive or liquidity purposes, the Fund may invest without limitation in short-term obligations. When the Fund’s assets are invested in such investments, the Fund may not be achieving its investment objective.

Asset Allocation Fund Past Performance

The Fund commenced operations on September 27, 2002. Since the Fund has less than one calendar year’s performance, no performance information is provided in this section.

PAGE 32 The Commerce Funds

Fees and Expenses

The following information shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	Asset Allocation Fund Service Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases
(as a percentage of offering price)		3.50%
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions (1)		1.00%
Redemption Fees		None
Annual Fund Operating Expenses (2)
(expenses deducted from Fund assets)
Management Fees (for asset allocation) (3)		0.20%
Distribution and Service (12b-1) Fees		0.25%
Other Expenses
Shareholder Servicing Fees (4)	0.18%
Other Operating Expenses (2)	0.82%
Total Other Expenses		1.00%

Total Annual Fund Operating Expenses (5)		1.45%
Less: Fee Waivers and Reimbursements (3)(5)(6)		0.85%

Net Annual Fund Operating Expenses		0.60%

(1)	A deferred sales charge of 1.00% is assessed on certain redemptions of shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
(2)	The Fund’s annual operating expenses are estimated based on amounts expected to be incurred in the current fiscal year.
(3)	The Adviser has contractually agreed to waive its entire management fee, at least until October 31, 2003.
(4)	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Shares held under the Shareholder Administrative Services Plan.
(5)	The Adviser has contractually agreed to reduce or limit the Total Annual Fund Operating Expenses, excluding interest, taxes, extraordinary expenses and Underlying Fund expenses, at least until October 31, 2003, to 0.60% of the Fund’s average daily net assets.
(6)	The Administrator has contractually agreed to waive the administration fee to 0.08% of average daily net assets, at least until October 31, 2003.

Underlying Fund Fees

(fees paid indirectly from your investment)

Fees of the Underlying Funds are reflected in the Underlying Funds’ performance, and thus indirectly in Fund performance. These fees are approximately 1.01% of the Asset Allocation Fund’s average net assets based on current allocation targets, and may fluctuate.

continued

The Commerce Funds PAGE 33

Asset Allocation Fund (continued)

Example:  The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Service Shares of the Fund for the time periods indicated, your investment has a 5% return each year and the Fund’s expenses remain the same. In addition, the Underlying Fund fees of 1.01% are included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$508	$1,011

Asset Allocation Fund Financial Highlights

The following table describes the Fund’s performance for the period indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during the time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG LLP, the Funds’ independent auditors. Their report, along with the Fund’s financial statements, is incorporated by reference in the Funds’ Statement of Additional Information (available upon request).

Service Shares	9/27/02(e) through 10/31/02
Net asset value, beginning of period	$18.00

Income from investment operations:
Net investment income	0.03(b)
Net realized and unrealized gain	0.45

Total from investment operations	0.48

Net asset value, end of period	$18.48

Total return(a)	2.67%
Net assets at end of period (in 000’s)	$428
Ratio of net expenses to average net assets	0.60%	(c)(d)
Ratio of net investment income (loss) to average net assets	1.93%	(c)
Ratios assuming no expenses reductions:
Ratio of expenses to average net assets	81.59%	(c)(d)
Ratio of net investment loss to average net assets	(79.06)%	(c)
Portfolio turnover rate	0%
(a)	Assumes investment of the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Annualized
(d)	Expense ratios exclude expenses of the Underlying Funds.
(e)	Commencement of operations.

PAGE 34 The Commerce Funds

Bond Fund

Duration is a linear measure of interest rate risk. For example, a portfolio with a duration of 2 years would lose 2% of its value if interest rates rose by 1%, or it would gain 2% if interest rates declined by 2%. A portfolio with a duration of 4 years would be twice as volatile as a portfolio with a duration of 2 years.

Please see the table on page 65 for more detailed information about the investment practices of the Bond Fund and the risks associated with those practices.

Investment Objective

•	Seeks total return through current income and, secondarily, capital appreciation.

Primary Investment Strategies

•	Security Types: Under normal market conditions, invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in bonds. In seeking current income and capital appreciation, the Fund invests in a diversified portfolio of investment-grade corporate debt obligations and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund may invest up to 80% of its total assets in mortgage-backed and asset-backed securities.

•	Credit Quality: Invests at least 65% of its total assets in bonds rated at the time of purchase A– or better by one of the four major ratings services or considered by the Adviser to be of equivalent quality. The market-weighted average credit rating of the Fund’s entire portfolio will be AA–/Aa3 or better.

•	Maturity Distribution: To achieve capital appreciation, the Fund’s average effective duration will be within 30% of the Lehman Brothers Aggregate Bond Index (“Index”), although the Fund has no restriction on the maximum or minimum duration of any individual security it holds. For example, if the duration of the Index were 4.5 years, the Fund’s assets would have a duration of between 3.15 years and 5.85 years. The duration of the Fund was 4.24 years as of December 31, 2002.

•	The Fund will provide shareholders with at least 60 days notice before changing its 80% investment policy.

Primary Risks of Investing in the Fund

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money.

continued

The Commerce Funds PAGE 35

Bond Fund (continued)

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease.

Interest Rate Risk:  Generally, the market value of fixed-income securities can be expected to go up when interest rates go down and to go down when interest rates go up. Longer-term bonds and zero coupon bonds are usually more sensitive to interest rate changes than shorter-term bonds. In general, the longer the average maturity of bonds in the Fund, the more the Fund’s share price will go up or down in response to interest rate changes.

Credit Risk:  An issuer of bonds may default on its obligation to pay interest and repay principal. Also, a bond’s credit rating could be downgraded. The Fund could lose money in either of these instances. The Fund may invest up to 35% of its assets in obligations rated BBB or Baa by certain ratings services. These obligations are considered to have speculative characteristics and are riskier than higher-rated obligations.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results.

Maturity Risk:  The Fund will not necessarily hold its securities to maturity, which could result in loss of principal.

Asset-Backed Risk:  Asset-backed securities may involve certain risks not presented by other securities. These risks include a greater risk of default during periods of economic downturn than other securities. Also, asset-backed securities may be less liquid than other securities and therefore more difficult to value and liquidate, if necessary.

Mortgage-Backed Risk:  Mortgage-backed securities, especially collateralized mortgage-backed securities, may be subject to additional risks, including price volatility, liquidity, and enhanced sensitivity to interest rates.

Call Risk:  An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) earlier than expected. This may happen when interest rates decline. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

Extension Risk:  An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) later than expected. This may happen when interest rates rise. Under these circumstances, the value of the obligation will decrease and the Fund will also suffer from the inability to invest in higher-yielding securities.

Prepayment Risk:  Prepayment of the underlying mortgage collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of the securities.

U.S. Government Securities Risk:  The U.S. Government may not provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so.

Income Risk:  The Fund’s portfolio income may decline because of falling market interest rates.

PAGE 36 The Commerce Funds

Bond Fund Past Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Service Shares from year to year; and (b) how the average annual total returns of the Fund’s Service Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Service Shares’ maximum sales charge of 3.50% is not included in the bar chart. However, the sales charge is included in the table. If the Service Shares’ maximum sales charge of 3.50% had been included in the total return reflected in the bar chart, performance would have been reduced. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced.

Year-by-Year Total Returns as of 12/31 Each Year (Service Shares)

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ‘01 +4.66% Worst Quarter* Q2 ‘99 –1.22%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

continued

The Commerce Funds PAGE 37

Bond Fund (continued)

Information on After-Tax Returns:

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Service Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

•	Average Annual Total Returns Before Taxes: These returns do not reflect taxes on distributions on the Fund’s Service Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

•	Average Annual Total Returns After Taxes on Distributions: These returns assume that taxes are paid on distributions on the Fund’s Service Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Service Shares at the end of the performance period.

•	Average Annual Total Returns After Taxes on Distributions and Sale of Service Shares: These returns reflect taxes paid on distributions on the Fund’s Service Shares and taxes applicable when the investment is redeemed (sold) by you.

Applicable Income Tax Rate:

The returns are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 38.6% for ordinary income dividends and 20% for long-term capital gains distributions) and do not reflect state or local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.

Average Annual Total Return

For the periods ended December 31, 2002	1 Year	5 Years	Since Inception (1/2/97)
Returns Before Taxes	1.83%	5.19%	5.79%
Returns After Taxes on Distributions	–0.35%	2.72%	3.31%
Returns After Taxes on Distributions and Sale of Shares	1.09%	2.91%	3.39%

Lehman Brothers Aggregate Bond Index*	10.25%	7.54%	7.89%

*	The Lehman Brothers Aggregate Bond Index is an unmanaged index of bond prices. The Index figures do not reflect any deduction for fees, taxes or expenses.

PAGE 38 The Commerce Funds

Fees and Expenses

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	Bond Fund Service Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)		3.50%
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions (1)		1.00%
Redemption Fees		None
Annual Fund Operating Expenses (2) (expenses deducted from Fund assets)
Management Fees		0.50%
Distribution and Service (12b-1) Fees		0.25%
Other Expenses
Shareholder Servicing Fees (3)	0.07%
Other Operating Expenses	0.22%
Total Other Expenses		0.29%

Total Annual Fund Operating Expenses (4)		1.04%
Less: Fee Waiver (5)		0.02%

Net Annual Fund Operating Expenses		1.02%

(1)	A deferred sales charge of 1.00% is assessed on certain redemptions of shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
(2)	The Fund’s annual operating expenses have been restated to reflect amounts expected to be incurred for the current fiscal year.
(3)	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Shares held under the Shareholder Administrative Services Plan.
(4)	The Adviser intends to voluntarily reimburse expenses, excluding interest, taxes, distribution fees and extraordinary expenses, during the current fiscal year to the extent necessary for the Bond Fund to maintain Total Annual Fund Operating Expenses of not more than 1.13% of average daily net assets. The Adviser reserves the right to discontinue the expense reimbursement at any time.
(5)	The Administrator has contractually agreed to waive the administration fee to 0.13% of average daily net assets, at least until October 31, 2003.

Example:  The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Service Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$450	$667	$902	$1,575

continued

The Commerce Funds PAGE 39

Bond Fund (continued)

Bond Fund Financial Highlights

The following table describes the Fund’s performance for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG LLP, the Funds’ independent auditors. Their report, along with the Fund’s financial statements, is incorporated by reference in the Funds’ Statement of Additional Information (available upon request).

	Year Ended 10/31
Service Shares	2002		2001	2000	1999	1998
Net asset value, beginning of year	$19.73		$18.35	$18.57	$19.85	$19.43

Income from investment operations:
Net investment income	1.03	(b)(c)	1.11 (b)	1.11 (b)	1.11	1.11
Net realized and unrealized gain (loss)	(0.58	)(c)	1.46	(0.15)	(1.05)	0.42

Total from investment operations	0.45		2.57	0.96	0.06	1.53

Distributions to shareholders:
From net investment income	(1.08)		(1.17)	(1.14)	(1.11)	(1.11)
In excess of net investment income	—		(0.02)	—	—	—
From net realized gains	—		—	(0.04)	(0.23)	—

Total distributions	(1.08)		(1.19)	(1.18)	(1.34)	(1.11)

Net asset value, end of year	$19.10		$19.73	$18.35	$18.57	$19.85

Total return(a)	2.38%		14.41%	5.44%	0.29%	8.05%
Net assets at end of year (in 000s)	$1,371		$1,299	$1,181	$1,180	$1,059
Ratio of net expenses to average net assets	0.97%		0.98%	1.06%	1.06%	1.08%
Ratio of net investment income to average net assets	5.34%	(c)	5.86%	6.10%	5.80%	5.59%
Ratios assuming no expense reductions:
Ratio of expenses to average net assets	0.99%		1.00%	1.06%	1.06%	1.08%
Ratio of net investment income to average net assets	5.32%	(c)	5.84%	6.10%	5.80%	5.59%
Portfolio turnover rate	34%		30%	26%	16%	30%

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales charges. Total return would be reduced if sales charges were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing/accreting premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.05, increase net realized and unrealized gains and losses per share by $0.05, and decrease the ratio of net investment income to average net assets with and without expense reductions by 0.26%. Per share ratios and supplemental data for years prior to November 1, 2001 have not been restated to reflect this change in presentation.

PAGE 40 The Commerce Funds

Short-Term Government Fund

Please see the table on page 65 for more detailed information about the investment practices of the Short-Term Government Fund and the risks associated with those practices.

Investment Objective

•	Seeks current income consistent with preservation of principal.

Primary Investment Strategies

The Fund employs the following strategies in an effort to achieve current income and principal preservation:

•	Security Types: Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including U.S. Treasury bills, notes and bonds) and government mortgage-backed securities (pools of mortgage loans sold to investors by various governmental agencies). The Fund may also purchase other mortgage-backed securities, which are sold to investors by private issuers.

The market-weighted average credit rating of the Fund’s entire portfolio is expected to be Aa3 or better.

•	Maturity Distribution: Emphasizes purchasing short-term bonds. The Fund invests at least 65% of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and government mortgage-backed securities that have average lives or remaining maturities of five years or less.

•	Actively manages maturities to take advantage of changes in interest rates. The dollar-weighted average maturity of the Fund’s investments will not exceed three years.

•	The Fund will provide shareholders with at least 60 days notice before changing its 80% investment policy.

Primary Risks of Investing in the Fund

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money.

continued

The Commerce Funds PAGE 41

Short-Term Government Fund (continued)

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease.

Interest Rate Risk:  Generally, the market value of fixed-income securities in the Fund can be expected to go up when interest rates go down and to go down when interest rates go up. Longer-term bonds and zero coupon bonds are usually more sensitive to interest rate changes than shorter-term bonds. In general, the longer the average maturity of bonds in the Fund, the more the Fund’s share price will go up or down in response to interest rate changes.

Credit Risk:  An issuer of fixed-income securities could default on its obligation to pay interest and repay principal. A bond’s credit rating could be downgraded. The Fund could lose money in either of these instances.

Management Risk:  A strategy used by the Adviser could fail to produce the intended results.

Maturity Risk:  The Fund will not necessarily hold its securities to maturity, which could result in loss of principal.

Mortgage-Backed Risk:  In addition to prepayment, call and extension risks, mortgage-backed securities, especially collateralized mortgage-backed securities, may be subject to special risks, including price volatility, liquidity, and enhanced sensitivity to interest rates.

Call Risk:  An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) earlier than expected. This may happen when interest rates decline. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

Extension Risk:  An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) later than expected. This may happen when interest rates rise. Under these circumstances, the value of the obligation will decrease and the Fund will also suffer from the inability to invest in higher-yielding securities.

Prepayment Risk:  Prepayment of the underlying mortgage collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of the securities.

U.S. Government Securities Risk:  The U.S. Government may not provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so.

Income Risk:  The Fund’s portfolio income may decline because of falling market interest rates.

PAGE 42 The Commerce Funds

Short-Term Government Fund Past Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Service Shares from year to year; and (b) how the average annual total returns of the Fund’s Service Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Service Shares’ maximum sales charge of 2.00% is not included in the bar chart. However, the sales charge is included in the table. If the Service Shares’ maximum sales charge of 2.00% had been included in the total return reflected in the bar chart, performance would have been reduced. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced.

Year-by-Year Total Returns as of 12/31 Each Year (Service Shares)

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ‘01 +3.94% Worst Quarter* Q4 ‘02 –0.14%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

continued

The Commerce Funds PAGE 43

Short-Term Government Fund (continued)

Information on After-Tax Returns:

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Service Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

•	Average Annual Total Returns Before Taxes: These returns do not reflect taxes on distributions on the Fund’s Service Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

•	Average Annual Total Returns After Taxes on Distributions: These returns assume that taxes are paid on distributions on the Fund’s Service Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Service Shares at the end of the performance period.

•	Average Annual Total Returns After Taxes on Distributions and Sale of Service Shares: These returns reflect taxes paid on distributions on the Fund’s Service Shares and taxes applicable when the investment is redeemed (sold) by you.

Applicable Income Tax Rate:

The returns are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 38.6% for ordinary income dividends and 20% for long-term capital gains distributions) and do not reflect state or local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.

Average Annual Total Return

For the periods ended December 31, 2002	1 Year	5 Years	Since Inception (1/2/97)
Returns Before Taxes	3.66%	5.63%	5.81%
Returns After Taxes on Distributions	1.86%	3.47%	3.58%
Returns After Taxes on Distributions and Sale of Shares	2.22%	3.41%	3.52%

Salomon Brothers 1-5 Year Treasury/Government Sponsored Index*	7.86%	7.03%	7.05%

*

The Salomon Brothers 1-5 Year Treasury/Government Sponsored Index, an unmanaged index, is comprised of Treasury securities with a minimum principal amount of $1 billion and U.S. Government securities with a minimum principal amount of $100 million. The securities range in maturity from one to five years. The Index figures do not reflect any deduction for fees, taxes or expenses.

PAGE 44 The Commerce Funds

Fees and Expenses

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	Short-Term Government Fund Service Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)		2.00%
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions (1)		1.00%
Redemption Fees		None
Annual Fund Operating Expenses (2) (expenses deducted from Fund assets)
Management Fees		0.50%
Distribution and Service (12b-1) Fees		0.25%
Other Expenses
Shareholder Servicing Fees (3)	0.07%
Other Operating Expenses	0.30%
Total Other Expenses		0.37%

Total Annual Fund Operating Expenses (4)		1.12%
Less: Fee Waiver and Expense Reimbursement (4)(5)		0.19%

Net Annual Fund Operating Expenses		0.93%

(1)	A deferred sales charge of 1.00% is assessed on certain redemptions of shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
(2)	The Fund’s annual operating expenses have been restated to reflect amounts expected to be incurred for the current fiscal year.
(3)	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Shares held under the Shareholder Administrative Services Plan.
(4)	The Adviser has contractually agreed to reduce or limit the Total Annual Fund Operating expenses, excluding interest, taxes and extraordinary expenses, at least until October 31, 2003, to 0.93% of the Fund’s average daily net assets.
(5)	The Administrator has contractually agreed to waive the administration fee to 0.13% of average daily net assets, at least until October 31, 2003.

Example:  The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Service Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$293	$530	$787	$1,519

continued

The Commerce Funds PAGE 45

Short-Term Government Fund (continued)

Short-Term Government Fund Financial Highlights

The following table describes the Fund’s performance for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG LLP, the Funds’ independent auditors. Their report, along with the Fund’s financial statements, is incorporated by reference in the Funds’ Statement of Additional Information (available upon request).

	Year Ended 10/31
Service Shares	2002		2001	2000	1999	1998
Net asset value, beginning of year	$19.21		$18.11	$18.07	$18.79	$18.48

Income from investment operations:
Net investment income	0.78	(b)(c)	0.98 (b)	0.98 (b)	1.00	1.06
Net realized and unrealized gain (loss)	(0.04	)(c)	1.10	0.05	(0.72)	0.31

Total from investment operations	0.74		2.08	1.03	0.28	1.37

Distributions to shareholders:
From net investment income	(0.89)		(0.98)	(0.99)	(0.99)	(1.06)
From net realized gains	—		—	—	(0.01)	—

Total distributions	(0.89)		(0.98)	(0.99)	(1.00)	(1.06)

Net asset value, end of year	$19.06		$19.21	$18.11	$18.07	$18.79

Total return(a)	4.00%		11.79%	5.89%	1.57%	7.67%
Net assets at end of year (in 000’s)	$2,159		$1,931	$1,043	$1,022	$968
Ratio of net expenses to average net assets	0.93%		0.93%	0.93%	0.93%	0.93%
Ratio of net investment income to average net assets	4.16%	(c)	5.26%	5.47%	5.46%	5.63%
Ratios assuming no expense reductions:
Ratio of expenses to average net assets	1.07%		1.14%	1.17%	1.17%	1.29%
Ratio of net investment income to average net assets	4.02%	(c)	5.05%	5.23%	5.22%	5.28%
Portfolio turnover rate	15%		40%	39%	10%	48%
(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year, and no sales charges. Total return would be reduced if sales charges were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing/accreting premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.09, increase net realized and unrealized gains and losses per share by $0.09, and decrease the ratio of net investment income to average net assets with and without expense reductions by 0.46%. Per share ratios and supplemental data for years prior to November 1, 2001 have not been restated to reflect this change in presentation.

PAGE 46 The Commerce Funds

National Tax-Free Intermediate Bond Fund

Duration is a linear measure of interest rate risk. For example, a portfolio with a duration of 2 years would lose 2% of its value if interest rates rose by 1%, or it would gain 2% if interest rates declined by 2%. A portfolio with a duration of 4 years would be twice as volatile as a portfolio with a duration of 2 years.

Please see the table on page 65 for more detailed information about the investment practices of the National Tax-Free Intermediate Bond Fund and the risks associated with those practices.

Investment Objective

•	Seeks current income exempt from federal income tax as is consistent with the preservation of capital.

Primary Investment Strategies

The Fund employs the following strategies in an effort to achieve current income and capital preservation:

•	Security Types: Under normal market conditions, invests at least 80% of its net assets plus any borrowings for investment purposes, (measured at the time of purchase) in municipal bonds issued by or on behalf of the states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the income from which, in the opinion of bond counsel, is exempt from regular federal income and federal alternative minimum taxes. Alternatively, at least 80% of the Fund’s distributed income must be exempt from such taxes. The Fund’s 80% investment strategy is fundamental—meaning that it can only be changed by the holders of a majority of the outstanding voting securities of the Fund.

•	Up to 20% of the Fund’s net assets may be invested in municipal bonds that are not exempt from regular federal income tax or federal alternative minimum taxes.

•	Credit Quality: The market-weighted average credit rating of the Fund’s entire portfolio will be AA or better. The lowest rated security in which the Fund may invest is Baa3 and BBB–.

•	Maturity Distribution: The Fund actively manages maturities to take advantage of changes in interest rates. The average dollar-weighted effective maturity of the Fund’s portfolio securities will be three to ten years, under normal market conditions.

•

The average effective duration of the Fund will be within 30% of the duration of the Lehman 3-15 Year Blend Index (“Index”), although the Fund has no restriction as to the maximum or minimum duration of any individual security it holds. For example, if the duration of the Index were

continued

The Commerce Funds PAGE 47

National Tax-Free Intermediate Bond Fund (continued)

6.0 years, the Fund’s assets would have a duration of between 4.20 years and 7.80 years. The duration of the Index was 6.18 years as of December 31, 2002.

•	The Fund strives to minimize net realized capital gains.

Primary Risks of Investing in the Fund

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money.

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease.

Maturity Risk:  A Fund will not necessarily hold its securities to maturity, which could result in loss of principal.

Interest Rate Risk:  Generally, the market value of fixed-income securities can be expected to go up when interest rates go down and to go down when interest rates go up.

Credit Risk:  An issuer of bonds may default on its obligation to pay interest and repay principal. Also, a bond’s credit rating could be downgraded. The Fund could lose money in either of these instances.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results.

Municipal Bond Risk:  Payment on municipal bonds held by the Fund relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Moreover, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted municipal bonds.

Tax Risk:  A fund that invests in municipal bonds may be more adversely impacted by changes in tax rates and policies than other funds.

Income Risk:  The Fund’s portfolio income may decline because of falling market interest rates.

PAGE 48 The Commerce Funds

National Tax-Free Intermediate Bond Fund Past Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Service Shares from year to year; and (b) how the average annual total returns of the Fund’s Service Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Service Shares’ maximum sales charge of 2.00% is not included in the bar chart. However, the sales charge is included in the table. If the Service Shares’ maximum sales charge of 2.00% had been included in the total return reflected in the bar chart, performance would have been reduced. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced.

Year-by-Year Total Returns as of 12/31 Each Year (Service Shares)

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ‘02 +4.29% Worst Quarter* Q4 ‘01 –0.95%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

continued

The Commerce Funds PAGE 49

National Tax-Free Intermediate Bond Fund (continued)

Information on After-Tax Returns:

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Service Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

•	Average Annual Total Returns Before Taxes: These returns do not reflect taxes on distributions on the Fund’s Service Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

•	Average Annual Total Returns After Taxes on Distributions: These returns assume that taxes are paid on distributions on the Fund’s Service Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Service Shares at the end of the performance period.

•	Average Annual Total Returns After Taxes on Distributions and Sale of Service Shares: These returns reflect taxes paid on distributions on the Fund’s Service Shares and taxes applicable when the investment is redeemed (sold) by you.

Applicable Income Tax Rate:

The returns are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 38.6% for ordinary income dividends and 20% for long-term capital gains distributions) and do not reflect state or local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.

Average Annual Total Return

For the periods ended December 31, 2002	1 Year	Since Inception (12/26/00)
Returns Before Taxes	6.43%	5.51%
Returns After Taxes on Distributions	6.21%	5.22%
Returns After Taxes on Distributions and Sale of Shares	5.50%	5.11%

Lehman 3-15 Year Blend Index*	9.66%	7.50%

*

The Lehman 3-15 Year Blend Index is an unmanaged index comprised of investment-grade municipal securities ranging from 1 to 17 years in maturity. The Index figures do not reflect any deduction for fees, taxes, or expenses.

PAGE 50 The Commerce Funds

Fees and Expenses

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	National Tax-Free Intermediate Bond Fund Service Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)		2.00%
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions (1)		1.00%
Redemption Fees		None
Annual Fund Operating Expenses (2) (expenses deducted from Fund assets)
Management Fees		0.50%
Distribution and Service (12b-1) Fees		0.25%
Other Expenses
Shareholder Servicing Fees (3)	0.05%
Other Operating Expenses	0.27%
Total Other Expenses		0.32%

Total Annual Fund Operating Expenses (4)		1.07%
Less: Fee Waiver and Expense Reimbursement (4)(5)		0.12%

Net Annual Fund Operating Expenses		0.95%

(1)	A deferred sales charge of 1.00% is assessed on certain redemptions of shares that are purchased with no initial Sales charge as part of an investment of $1,000,000 or more.
(2)	The Fund’s annual operating expenses have been restated to reflect amounts expected to be incurred for the current fiscal year.
(3)	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Shares held under the Shareholder Administrative Services Plan.
(4)	The Adviser has contractually agreed to reduce or limit the Total Annual Fund Operating Expenses, excluding interest, taxes and extraordinary expenses, at least until October 31, 2003, to 0.95% of the Fund’s average daily net assets.
(5)	The Administrator has contractually agreed to waive the administration fee to 0.13% of average daily net assets, at least until October 31, 2003.

Example:  The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Service Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$295	$522	$767	$1,469

continued

The Commerce Funds PAGE 51

National Tax-Free Intermediate Bond Fund (continued)

National Tax-Free Intermediate Bond Fund Financial Highlights

The following table describes the Fund’s performance for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG LLP, the Funds’ independent auditors. Their report, along with the Fund’s financial statements, is incorporated by reference in the Funds’ Statement of Additional Information (available upon request).

Service Shares	Year Ended 10/31/02		12/26/2000(d) through 10/31/2001
Net asset value, beginning of period	$19.69		$19.08

Income from investment operations:
Net investment income(b)	0.71	(e)	0.66
Net realized and unrealized gain	0.24	(e)	0.61

Total from investment operations	0.95		1.27

Distributions to shareholders:
From net investment income	(0.71)		(0.66)
From net realized gains	(0.25)		—

Total distributions	(0.96)		(0.66)

Net asset value, end of period	$19.68		$19.69

Total return(a)	5.05%		6.78%
Net assets at end of period (in 000’s)	$23		$19
Ratio of net expenses to average net assets	0.95%		0.95%	(c)
Ratio of net investment income to average net assets	3.70%	(e)	3.26%	(c)
Ratios assuming no expense reductions:
Ratio of expenses to average net assets	1.02%		1.06%	(c)
Ratio of net investment income to average net assets	3.63%	(e)	3.15%	(c)
Portfolio turnover rate	42%		55%

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Annualized.
(d)	Commencement of operations.
(e)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing/accreting premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was an impact of less than $0.01 to net investment income, net realized and unrealized gains and losses, and an increase to the ratio of net investment income to average net assets with and without expense reductions by 0.02%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

PAGE 52 The Commerce Funds

Missouri Tax-Free Intermediate Bond Fund

Please see the table on page 65 for more detailed information about the investment practices of the Missouri Tax-Free Intermediate Bond Fund and the risks associated with those practices.

Investment Objective

•	Seeks current income exempt from federal and, to the extent possible, from Missouri income taxes, as is consistent with the preservation of capital.

Primary Investment Strategies

The Fund employs the following strategies in an effort to achieve current income and capital preservation:

•	Security Types: Under normal market conditions, invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in Missouri municipal bonds, the income from which is exempt from regular federal income taxes, federal alternative minimum taxes and Missouri income taxes. Alternatively, at least 80% of the Fund’s distributed income must be exempt from such taxes. The Fund’s 80% investment strategy is fundamental—meaning that it can only be changed by the holders of a majority of the outstanding voting securities of the Fund.

•	The Fund seeks to maximize the proportion of its dividends that are exempt from both federal and Missouri income tax.

•	The Fund strives to minimize net realized capital gains.

•	Maturity Distribution: Under normal market conditions, the average weighted maturity of the Fund’s portfolio securities will be three to ten years.

•	Credit Quality: The Fund actively manages maturities to take advantage of changes in interest rates. The market-weighted average credit rating of the Fund’s entire portfolio will be AA or better.

Primary Risks of Investing in the Fund

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money.

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease.

continued

The Commerce Funds PAGE 53

Missouri Tax-Free Intermediate Bond Fund (continued)

Interest Rate Risk:  Generally, the market value of fixed-income securities can be expected to go up when interest rates go down and to go down when interest rates go up. Longer-term bonds and zero coupon bonds are usually more sensitive to interest rate changes than shorter-term bonds. In general, the longer the average maturity of bonds in the Fund, the more the Fund’s share price will go up or down in response to interest rate changes.

Credit Risk:  An issuer of bonds may default on its obligation to pay interest and repay principal. Also, a bond’s credit rating could be downgraded. The Fund could lose money in either of these instances.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results.

Maturity Risk:  A Fund will not necessarily hold its securities to maturity, which could result in loss of principal.

State-Specific Risk:  The Fund invests its assets predominantly in Missouri bonds. The actual payment of principal and interest on these bonds is dependent on the Missouri General Assembly allotting money each fiscal year for these payments. You should also be aware that provisions of the Missouri Constitution and other laws could result in certain adverse consequences affecting Missouri bonds. When a Fund’s assets are concentrated in bonds payable from revenues of similar projects issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated.

Non-Diversified Risk:  The Missouri Tax-Free Intermediate Bond Fund is non-diversified. Non-diversified funds typically hold fewer securities than diversified funds do. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives.

Tax Risk:  A fund that invests in municipal bonds may be more adversely impacted by changes in tax rates and policies than other funds. Dividends derived from interest on bonds of other governmental issuers are exempt from federal income tax but may be subject to Missouri income tax.

Municipal Bond Risk:  Payment on municipal bonds held by the Fund relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Moreover, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted municipal bonds.

Income Risk:  The Fund’s portfolio income may decline because of falling market interest rates.

PAGE 54 The Commerce Funds

Missouri Tax-Free Intermediate Bond Fund Past Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Service Shares from year to year; and (b) how the average annual total returns of the Fund’s Service Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Service Shares’ maximum sales charge of 2.00% is not included in the bar chart. However, the sales charge is included in the table. If the Service Shares’ maximum sales charge of 2.00% had been included in the total return reflected in the bar chart, performance would have been reduced. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced.

Year-by-Year Total Returns as of 12/31 Each Year (Service Shares)

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ‘02 +4.27% Worst Quarter* Q4 ‘01 –0.89%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

continued

The Commerce Funds PAGE 55

Missouri Tax-Free Intermediate Bond Fund (continued)

Information on After-Tax Returns:

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Service Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

•	Average Annual Total Returns Before Taxes: These returns do not reflect taxes on distributions on the Fund’s Service Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

•	Average Annual Total Returns After Taxes on Distributions: These returns assume that taxes are paid on distributions on the Fund’s Service Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Service Shares at the end of the performance period.

•	Average Annual Total Returns After Taxes on Distributions and Sale of Service Shares: These returns reflect taxes paid on distributions on the Fund’s Service Shares and taxes applicable when the investment is redeemed (sold) by you.

Applicable Income Tax Rate:

The returns are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 38.6% for ordinary income dividends and 20% for long-term capital gains distributions) and do not reflect state or local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.

Average Annual Total Return

For the periods ended December 31, 2002	1 Year	Since Inception (12/26/00)
Returns Before Taxes	6.32%	5.42%
Returns After Taxes on Distributions	6.20%	5.33%
Returns After Taxes on Distributions and Sale of Shares	5.38%	5.08%

Lehman 3-15 Year Blend Index*	9.66%	7.50%

*

The Lehman 3-15 Year Blend Index is an unmanaged index comprised of investment-grade municipal securities ranging from 1 to 17 years in maturity. The Index figures do not reflect any deduction for fees, taxes, or expenses.

PAGE 56 The Commerce Funds

Fees and Expenses

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	Missouri Tax-Free Intermediate Bond Fund Service Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)		2.00%
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions (1)		1.00%
Redemption Fees		None
Annual Fund Operating Expenses (2) (expenses deducted from Fund assets)
Management Fees		0.50%
Distribution and Service (12b-1) Fees		0.25%
Other Expenses
Shareholder Servicing Fees (3)	0.05%
Other Operating Expenses	0.28%
Total Other Expenses		0.33%

Total Annual Fund Operating Expenses (4)		1.08%
Less: Fee Waiver and Expense Reimbursement (4)(5)		0.18%

Net Annual Fund Operating Expenses		0.90%

(1)	A deferred sales charge of 1% is assessed on certain redemptions of shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
(2)	The Fund’s annual operating expenses have been restated to reflect amounts expected to be incurred for the current fiscal year.
(3)	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Shares held under the Shareholder Administrative Services Plan.
(4)	The Adviser has contractually agreed to reduce or limit the Total Annual Fund Operating Expenses, excluding interest, taxes and extraordinary expenses, at least until October 31, 2003, to 0.90% of the Fund’s average daily net assets.
(5)	The Administrator has contractually agreed to waive the administration fee to 0.13% of average daily net assets, at least until October 31, 2003.

Example:  The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Service Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$290	$519	$766	$1,475

continued

The Commerce Funds PAGE 57

Missouri Tax-Free Intermediate Bond Fund (continued)

Missouri Tax-Free Intermediate Bond Fund Financial Highlights

The following table describes the Fund’s performance for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG LLP, the Funds’ independent auditors. Their report, along with the Fund’s financial statements, is incorporated by reference in the Funds’ Statement of Additional Information (available upon request).

Service Shares	Year Ended 10/31/02		12/26/2000(d) through 10/31/2001
Net asset value, beginning of period	$19.45		$18.87

Income from investment operations:
Net investment income(b)	0.69	(e)	0.65
Net realized and unrealized gain	0.28	(e)	0.58

Total from investment operations	0.97		1.23

Distributions to shareholders:
From net investment income	(0.70)		(0.65)
From net realized gains	(0.03)		—

Total distributions	(0.73)		(0.65)

Net asset value, end of period	$19.69		$19.45

Total return(a)	5.10%		6.60%
Net assets at end of period (in 000’s)	$893		$184
Ratio of net expenses to average net assets	0.90%		0.90%	(c)
Ratio of net investment income to average net assets	3.58%	(e)	3.27%	(c)
Ratios assuming no expense reductions:
Ratio of expenses to average net assets	1.03%		1.07%	(c)
Ratio of net investment income to average net assets	3.45%	(e)	3.10%	(c)
Portfolio turnover rate	20%		21%

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Annualized.
(d)	Commencement of operations.
(e)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing/accreting premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was an impact of less than $0.01 to net investment income, net realized and unrealized gains and losses, and an increase to the ratio of net investment income to average net assets with and without expense reductions by 0.02%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

PAGE 58 The Commerce Funds

Kansas Tax-Free Intermediate Bond Fund

Please see the table on page 65 for more detailed information about the Kansas Tax-Free Intermediate Bond Fund and the risks associated with those practices.

Investment Objective

•	Seeks current income exempt from federal and, to the extent possible, from Kansas income taxes, as is consistent with the preservation of capital.

Primary Investment Strategies

The Fund employs the following strategies in an effort to achieve current income and capital preservation:

•	Security Types: Under normal market conditions, invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in Kansas municipal bonds, the income from which is exempt from regular federal income taxes, federal alternative minimum taxes and Kansas income taxes. Alternatively, at least 80% of the Fund’s distributed income must be exempt from such taxes. The Fund’s 80% investment strategy is fundamental—meaning that it can only be changed by the holders of a majority of the outstanding voting securities of the Fund.

•	The Fund seeks to maximize the proportion of its dividends that are exempt from both federal and Kansas income tax.

•	The Fund strives to minimize net realized capital gains.

•	Credit Quality: The Fund actively manages maturities to take advantage of changes in interest rates. The market-weighted average credit rating of the Fund’s entire portfolio will be A or better.

•	Maturity Distribution: Under normal market conditions, the average weighted maturity of the Fund’s portfolio securities will be five to ten years.

Primary Risks of Investing in the Fund

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money.

Market Risk:  General economic conditions and/or the activities of individual issuers may cause the value of the securities in the Fund to increase or decrease.

continued

The Commerce Funds PAGE 59

Kansas Tax-Free Intermediate Bond Fund (continued)

Interest Rate Risk:  Generally, the market value of fixed-income securities can be expected to go up when interest rates go down and to go down when interest rates go up. Longer-term bonds and zero coupon bonds are usually more sensitive to interest rate changes than shorter-term bonds. In general, the longer the average maturity of bonds in the Fund, the more the Fund’s share price will go up or down in response to interest rate changes.

Credit Risk:  An issuer of bonds may default on its obligation to pay interest and repay principal. Also, a bond’s credit rating could be downgraded. The Fund could lose money in either of these instances.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results.

Maturity Risk:  A Fund will not necessarily hold its securities to maturity, which could result in loss of principal.

State-Specific Risk:  The Fund invests its assets predominantly in Kansas bonds. The actual payment of principal and interest on these bonds is dependent on the Kansas legislature allotting money each fiscal year for these payments. You should also be aware that provisions of the Kansas Constitution and other laws could result in certain adverse consequences affecting Kansas bonds. When a Fund’s assets are concentrated in bonds payable from revenues of similar projects issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated.

Non-Diversified Risk:  The Kansas Tax-Free Intermediate Bond Fund is non-diversified. Non-diversified funds typically hold fewer securities than diversified funds do. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives.

Tax Risk:  A fund that invests in municipal bonds may be more adversely impacted by changes in tax rates and policies than other funds. Dividends derived from interest on bonds of other governmental issuers are exempt from federal income tax but may be subject to Kansas income tax.

Municipal Bond Risk:  Payment on municipal bonds held by the Fund relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Moreover, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted municipal bonds.

Income Risk:  The Fund’s portfolio income may decline because of falling market interest rates.

PAGE 60 The Commerce Funds

Kansas Tax-Free Intermediate Bond Fund Past Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Service Shares from year to year; and (b) how the average annual total returns of the Fund’s Service Shares compare to those of a broad-based securities market index. Of course, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Service Shares’ maximum sales charge of 2.00% is not included in the bar chart. However, the sales charge is included in the table. If the Service Shares’ maximum sales charge of 2.00% had been included in the total return reflected in the bar chart, performance would have been reduced.

The performance of the Fund prior to December 26, 2000 is represented by the performance of the Kansas Tax-Free Fund (the “Kansas Common Trust Fund”), the predecessor common trust fund that, in all material respects, had the same investment objective, policies, guidelines and investment limitations as the Fund. However, the Kansas Common Trust Fund was not registered under the Act and therefore was not subject to certain investment restrictions imposed by the Act. If the Kansas Common Trust Fund had been registered under the Act, the performance shown for the period prior to December 26, 2000 may have been adversely affected. The total return calculations in the bar chart and table for the period prior to December 26, 2000 have been restated to include the expenses of the Service Class but do not include waived fees or reimbursed expenses.

Year-by-Year Total Returns as of 12/31 Each Year (Service Shares)

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q1 ‘95 +5.09% Worst Quarter* Q1 ‘94 –3.74%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

continued

The Commerce Funds PAGE 61

Kansas Tax-Free Intermediate Bond Fund (continued)

Information on After-Tax Returns:

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Service Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

•	Average Annual Total Returns Before Taxes: These returns do not reflect taxes on distributions on the Fund’s Service Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

•	Average Annual Total Returns After Taxes on Distributions: These returns assume that taxes are paid on distributions on the Fund’s Service Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Service Shares at the end of the performance period.

•	Average Annual Total Returns After Taxes on Distributions and Sale of Service Shares: These returns reflect taxes paid on distributions on a Fund’s Service Shares and taxes applicable when the investment is redeemed (sold) by you.

Applicable Income Tax Rate:

The returns are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 38.6% for ordinary income dividends and 20% for long-term capital gains distributions) and do not reflect state or local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.

Average Annual Total Return

For the periods ended December 31, 2002	1 Year	5 Years		10 Years
Returns Before Taxes	6.16%	4.36%		4.28%
Returns After Taxes on Distributions	6.11%	N/A	**	N/A	**
Returns After Taxes on Distributions and Sale of Shares	5.10%	N/A	**	N/A	**

Lehman 3-15 Year Blend Index*	9.66%	6.08%		6.49%

*

The Lehman 3-15 Year Blend Index is an unmanaged index comprised of investment-grade municipal securities ranging from 1 to 17 years in maturity. The Index figures do not reflect any deduction for fees, taxes, or expenses.

**	After-tax return information not available for the Fund prior to registration.

PAGE 62 The Commerce Funds

Fees and Expenses

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	Kansas Tax-Free Intermediate Bond Fund Service Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)		2.00%
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions (1)		1.00%
Redemption Fees		None
Annual Fund Operating Expenses (2) (expenses deducted from Fund assets)
Management Fees		0.50%
Distribution and Service (12b-1) Fees		0.25%
Other Expenses
Shareholder Servicing Fees (3)	0.05%
Other Operating Expenses	0.40%
Total Other Expenses		0.45%

Total Annual Fund Operating Expenses (4)		1.20%
Less: Fee Waiver and Expense Reimbursement (4)(5)		0.30%

Net Annual Fund Operating Expenses		0.90%

(1)	A deferred sales charge of 1% is assessed on certain redemptions of shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
(2)	The Fund’s annual operating expenses have been restated to reflect amounts expected to be incurred for the current fiscal year.
(3)	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Shares held under the Shareholder Administrative Services Plan.
(4)	The Adviser has contractually agreed to reduce or limit the Total Annual Fund Operating Expenses, excluding interest, taxes and extraordinary expenses, at least until October 31, 2003, to 0.90% of the Fund’s average daily net assets.
(5)	The Administrator has contractually agreed to waive the administration fee to 0.13% of average daily net assets, at least until October 31, 2003.

Example:  The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Service Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$290	$544	$818	$1,599

continued

The Commerce Funds PAGE 63

Kansas Tax-Free Intermediate Bond Fund (continued)

Kansas Tax-Free Intermediate Bond Fund Financial Highlights

The following table describes the Fund’s performance for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG LLP, the Funds’ independent auditors. Their report, along with the Fund’s financial statements, is incorporated by reference in the Funds’ Statement of Additional Information (available upon request).

Service Shares	Year Ended 10/31/02		12/26/2000(d) through 10/31/2001
Net asset value, beginning of period	$18.75		$18.00

Income from investment operations:
Net investment income(b)	0.62	(e)	0.58
Net realized and unrealized gain	0.29	(e)	0.75

Total from investment operations	0.91		1.33

Distributions to shareholders:
From net investment income	(0.63)		(0.58)
From net realized gains	—	(f)	—

Total distributions	(0.63)		(0.58)

Net asset value, end of period	$19.03		$18.75

Total return(a)	4.97%		7.50%
Net assets at end of period (in 000’s)	$2,121		$1,487
Ratio of net expenses to average net assets	0.90%		0.90%	(c)
Ratio of net investment income to average net assets	3.35%	(e)	3.22%	(c)
Ratios assuming no expense reductions:
Ratio of expenses to average net assets	1.15%		1.36%	(c)
Ratio of net investment income to average net assets	3.10%	(e)	2.76%	(c)
Portfolio turnover rate	8%		10%

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Annualized.
(d)	Commencement of operations.
(e)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing/accreting premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was an impact of less than $0.01 to net investment income, net realized and unrealized gains and losses, and an increase to the ratio of net investment income to average net assets with and without expense reductions by 0.02%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(f)	Amount is less than $0.005 per share.

PAGE 64 The Commerce Funds

Investment Securities and Practices

This table shows some of the investment methods and securities that the Funds may use. The Funds’ Statement of Additional Information (available on request) contains a more complete discussion of the securities and practices each Fund may use, and the risks involved. The Funds’ Annual Report shows the securities and practices each Fund is currently using. We encourage you to obtain and read a copy of the Statement of Additional Information and the Annual Report should you have any questions about the Funds’ investment policies. The investment securities and practices that are considered to be “principal” investment securities and practices are discussed on pages 3 through 59.

Key:

10 Percent of total assets	• No specific percentage limitation on usage;
10 Percent of net assets	limitedonly by the objectives and strategies of the Fund
— Not permitted

	Core Equity	Growth	Value	MidCap Growth	Internat’l Equity	Asset Allocation(1)	Bond	Short- Term Gov’t	National Tax- Free	Missouri Tax- Free	Kansas Tax- Free
Investment Securities

American Depositary Receipts	10(2)	10(2)	10(2)	10(2)	•	•	—	—	—	—	—

Asset-Backed Securities	—	—	—	—	—	•	80(3)	—	—	—	—

Convertible Securities	•	•	•	•	•	•	•	—	—	—	—

Corporate Debt Obligations	—	—	—	—	•	•	•	—	—	—	—

Emerging Market Securities	—	—	—	—	•	•	—	—	—	—	—

Equity Securities	80+	65+	65+	80+	•	•	—	—	—	—	—

European Depositary Receipts/Global Depositary Receipts	—	—	—	—	•	•	—	—	—	—	—

Foreign Equity Securities	10(2)	10(2)	10(2)	10(2)	80+	•	—	—	—	—	—

Foreign Debt and Foreign Government Securities	—	—	—	—	•	•	20	—	—	—	—

Hybrids	—	—	—	—	10	•	—	—	—	—	—

Mortgage-Related Securities	—	—	—	—	—	•	80(3)	80+(4)	—	—	—

Municipal Bonds	—	—	—	—	—	•	20	—	20	20	20

Stripped Securities	—	—	—	—	—	•	•	—	—	—	—

U.S. Government Obligations	•	•	•	•	•	•	•	80+(4)	•	•	•

Variable and Floating Rate Instruments	•	•	•	•	•	•	•	•	•	•	•

Zero Coupon Bonds	•	•	•	•	•	•	•	•	•	•	•

The Commerce Funds PAGE 65

	Core Equity	Growth	Value	MidCap Growth	Internat’l Equity	Asset Allocation(1)	Bond	Short- Term Gov’t	National Tax- Free	Missouri Tax- Free	Kansas Tax- Free
Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3

Cross Hedging of Currencies	—	—	—	—	•	•	—	—	—	—	—
Foreign Currency Exchange Contracts	—	—	—	—	•	•	—	—	—	—	—

Futures Contracts & Related Options	•	•	•	•	•	•	•	—	•	•	•
Interest Rate Swaps, Mortgage Swaps, Caps and Floors	—	—	—	—	—	•	•	•	•	•	•

Investment Company Securities (including iShares™ and Standard & Poor’s Depositary Receipts™)	10	10	10	10	10	•	10	10	10	10	10
Mortgage Dollar Rolls	—	—	—	—	—	•	•	•	—	—	—

Options on Foreign Currencies	—	—	—	—	•	•	—	—	—	—	—
Options on Securities and Securities Indices	25	25	25	25	5	•	5	5	5(5)	5(5)	5(5)

Repurchase Agreements	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
Standby Commitments	—	—	—	—	—	•	—	—	•	•	•

Unrated Obligations	—	—	—	—	—	—	—	—	10	10	10
When-Issued and Forward Commitments	•	•	•	•	•	•	•	•	25	25	25
(1)	Direct participation in investment securities and practices by the Asset Allocation Fund is subject to receipt of an exemptive order by the SEC as described under “Primary Investment Strategies” of the Fund on pages 29-30.
(2)	The Core Equity, Growth, Value and MidCap Growth Funds may invest up to 10% of their total assets in foreign securities, including ADRs.
(3)	Up to 80% of the Bond Fund’s total assets may be invested in asset-backed and/or mortgage-related securities.
(4)	At least 80% of the Short-Term Government Fund’s net assets will be invested in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and government mortgage-backed securities.
(5)	The National, Missouri and Kansas Tax-Free Intermediate Bond Funds may not purchase put and call options or write covered call and put options on securities related to foreign currencies.

PAGE 66 The Commerce Funds

Risks:  The following chart summarizes the types of risks from which loss may result. More information about risks associated with the Funds is provided on the following pages and in the Funds’ Statement of Additional Information, which is available on request. The risks that are considered to be “principal” risks are discussed on pages 3 through 60.

	Core Equity	Growth	Value	MidCap Growth	Internat’l Equity	Asset Allocation	Bond	Short- Term Gov’t	National Tax- Free	Missouri Tax- Free	Kansas Tax- Free
Risks

Allocation Risk						✓

Asset-Backed Risk						✓	✓

Call Risk						✓	✓	✓

Credit Risk						✓	✓	✓	✓	✓	✓

Currency Risk	✓	✓	✓	✓	✓	✓

Emerging Market Risk					✓	✓

Extension Risk						✓	✓	✓

Foreign Risk	✓	✓	✓	✓	✓	✓	✓

Futures/Options Risk					✓	✓

Income Risk						✓	✓	✓	✓	✓	✓

Interest Rate Risk						✓	✓	✓	✓	✓	✓

Investment Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Investment Style Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Investing in the Underlying Funds						✓

Investments of the Underlying Funds						✓

Management Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Market Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Maturity Risk						✓	✓	✓	✓	✓	✓

Mid-Cap and Small-Cap Risk				✓	✓	✓

Mortgage-Backed Risk						✓	✓	✓

Municipal Bond Risk						✓			✓	✓	✓

Non-Diversified Risk										✓	✓

Portfolio Turnover Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Prepayment Risk						✓	✓	✓

Short-Term Investing Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

State-Specific Risk										✓	✓

Tax Risk									✓	✓	✓

U.S. Government Securities Risk						✓	✓	✓	✓	✓	✓

The Commerce Funds PAGE 67

Allocation Risk:  While the Asset Allocation Fund can invest in any or all of the Underlying Funds, it is expected that the Fund will normally invest in only some of the Underlying Funds at any particular time. The Fund’s investment in any one of the Underlying Funds may, and in some cases is expected to, exceed 25% of the Fund’s total assets.

Asset-Backed Risk:  Asset-backed securities may involve certain risks not presented by other securities. These risks include a greater chance of default during periods of economic downturn than other securities. Also, asset-backed securities may be less liquid and therefore more difficult to value and liquidate, if necessary. Ultimately, asset-backed securities are dependent upon payment of the underlying consumer loans or receivables by individuals, and the certificate holder frequently has no recourse against the entity that originated the loans or receivables. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, default may require repossession of the personal property of the debtor, which may be difficult or impossible in some cases. Most issuers of automobile receivables permit the servicers to return possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the number of vehicles involved in a typical issuance and technical requirements under state law, the trustee for the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount owed.

Call Risk:  An issuer may exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed or asset-backed security) earlier than expected. This may happen when interest rates decline. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Credit Risk:  An issuer of bonds may default on its obligation to pay interest and repay principal. A bond’s credit rating could be downgraded. A Fund could lose money in either of these instances. The Bond Fund may invest up to 35% of its net assets in obligations rated BBB or Baa by certain ratings services. These obligations are considered to have speculative characteristics and are riskier than higher rated obligations.

Currency Risk:  Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A decline in the value of a foreign currency versus the U.S. dollar reduces the dollar value of securities denominated in that currency. Exchange rate movements can be large and unpredictable and can last for extended periods. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of a foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. An increase in foreign interest rates or a decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

PAGE 68 The Commerce Funds

Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also may be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, the net currency positions of the International Equity Fund may expose it to risks independent of its securities positions. Although the net long and short foreign currency exposure of the International Equity Fund will not exceed its total asset value, to the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions. The Funds investing in foreign securities are all subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

The International Equity Fund may enter into foreign currency transactions in an effort to hedge all or any portion of its portfolio positions. Specifically, foreign currency contracts may be used for this purpose to reduce the level of volatility caused by changes in foreign currency exchange rates or when such transactions are economically appropriate for the reduction of risks in the ongoing management of the Fund. Although the contracts may be used to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. The Fund may also enter into foreign currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by the Fund. In addition, the International Equity Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Adviser believes that there is a pattern of correlation between the currencies.

Emerging Market Risk:  The International Equity Fund may invest its assets in countries with emerging economies or securities markets. To the extent that a Fund has investments in emerging market countries, it will be subject to abrupt and severe price declines. Many of the economic and political structures of these countries do not compare favorably with the United States in terms of wealth and stability, and their financial markets may lack liquidity. Investments in these countries are much riskier than those in mature countries. Most of these countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have failed in the past to recognize private property rights and at times have nationalized or expropriated the assets of private companies. As a result, the risks

The Commerce Funds PAGE 69

of investing in foreign securities, including the risks of nationalization and expropriation may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund’s investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in certain countries and limited volume of trading in securities in those countries may make the Fund’s investments in such countries illiquid and more volatile than investments in most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Extension Risk:  An issuer may exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed or asset-backed security) later than expected. This may happen when interest rates rise. Under these circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher-yielding securities.

Foreign Risk:  Foreign securities can be riskier and more volatile than U.S. securities. Adverse political, social and economic developments in foreign countries (including the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions) or changes in the value of foreign currency can make it harder for the portfolio to sell its securities and could reduce the value of your shares. Changes in or the lack of tax, accounting, and regulatory standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions and the legal remedies for investors may be more limited than the remedies available in the United States. Also, the costs attributable to investing abroad are usually higher than those of investing in the United States. These costs include higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less market liquidity, more market volatility and political and economic instability. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

The International Equity, Asset Allocation and Bond Funds may invest in foreign debt and in the securities of foreign governments. The risks of such investments include the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate and may not honor investments by U.S. entities or citizens.

The Core Equity, Growth, Value, MidCap Growth, Asset Allocation and International Equity Funds may invest in ADRs, some of which may not be sponsored by the issuing institution. A non-sponsored depositary may not be required to disclose material information that a sponsored depositary would be required to provide under its contractual relationship with the issuer. Accordingly, there may not be a correlation between such information and the market value of such securities.

Futures/Options Risk:  To the extent a Fund uses futures and options, it is exposed to additional volatility and potential losses. Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the option), or the obligation (where the investor writes (sells) the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be made or sold for

PAGE 70 The Commerce Funds

any number of reasons, including: to manage fund exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance income; as a cash management tool; to protect the value of portfolio securities; and to adjust portfolio duration. Call and put options may be purchased or sold on securities, financial indices, and foreign currencies.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed the fund’s initial investment in such contracts.

Income Risk: A Fund’s portfolio income may decline because of falling market interest rates.

Interest Rate Risk:  Generally, the market value of fixed-income securities in a Fund can be expected to go up when interest rates go down and to go down when interest rates go up (although many mortgage related securities will have less potential than other debt securities for capital appreciation during period of declining rates). Longer-term bonds and zero coupon bonds are usually more sensitive to interest rate changes than shorter-term bonds. In general, the longer the average maturity of bonds in a Fund, the more a Fund’s share price will go up or down in response to interest rate changes.

Investment Risk:  The value of your investment in a Fund may go up or down, which means that you could lose money.

Investment Style Risk:  Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Investing in the Underlying Funds:  The investments of the Asset Allocation Fund are concentrated in the Underlying Funds, and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Adviser. The value of the Underlying Funds’ investments, and the net asset values (“NAV”) of the shares of both the Fund and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objectives of the Underlying Funds will be achieved.

Investments of the Underlying Funds:  Because the Asset Allocation Fund invests in the Underlying Funds, the Asset Allocation Fund’s shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to those Underlying Funds. The Fund may invest in Underlying Funds

The Commerce Funds PAGE 71

that in turn invest in foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and political risk. Foreign investments of the Underlying Funds may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. The Fund may also invest in Underlying Funds that invest in mid and small capitalization stocks, which may be riskier than investing in larger, more established companies. The Fund’s investment in Underlying Funds that invest in fixed-income securities will be subject to, among other things, credit risk, interest rate risk and maturity risk. Credit risk is the risk that an issuer may default on its payment obligations. Interest rate risk is the risk that the market value of fixed-income securities can go up when interest rates go down and go down when interest rates go up. Maturity risk is the risk that an Underlying Fund will not necessarily hold its securities to maturity, which could result in a loss of principal. The Underlying Funds will also be subject to call risk (the risk that when interest rates decline an issuer may exercise a right to pay principal on an obligation earlier than expected) and extension risk (the risk that when interest rates rise an issuer may exercise a right to pay principal on an obligation later than expected). The Fund may invest in Underlying Funds that invest in asset-backed securities, which may involve a greater chance of default during periods of economic downturn than other securities and may be less liquid and more difficult to value and liquidate.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results. The Adviser’s assessment of companies whose securities are held by a Fund may prove incorrect, resulting in losses or poor performance, even under favorable market and interest rate conditions.

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in a Fund to increase or decrease. A Fund’s NAV may fluctuate with movements in the equity markets.

Maturity Risk:  A Fund will not necessarily hold its securities to maturity, which could result in loss of principal.

Mid-Cap and Small-Cap Risk:  Investing in securities of smaller and mid-sized companies may be riskier than investing in securities of larger, more established companies. Smaller and mid-sized companies are more vulnerable to adverse developments because of more limited product lines, markets or financial resources. They often depend on a smaller, less experienced management group. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Also, these company stocks may trade less often and in limited volume compared to stocks trading on a national securities exchange. Security prices of these company stocks may be more volatile than the prices of larger company stocks. As a result, a Fund’s NAV may be subject to rapid and substantial changes if it invests in these stocks.

Mortgage-Backed Risk:  In addition to prepayment, call and extension risks, mortgage-backed securities may be subject to special risks, including price volatility, liquidity, and

PAGE 72 The Commerce Funds

enhanced sensitivity to interest rates. Collateralized mortgage-backed securities (CMOs) may exhibit even more price volatility and interest rate risk than other mortgage-backed securities. They may lose liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, that are unacceptable to the Fund based on the Adviser’s analysis of the market value of the security. The Asset Allocation and Bond Funds may purchase “stripped” mortgage-backed securities (SMBS) and other types of “stripped” securities. SMBS, in particular, are more volatile and sensitive to interest rate changes than ordinary debt securities, and there is a greater risk that a Fund’s initial investment in these securities may not be fully recouped.

Municipal Bond Risk:  Payment on municipal bonds held by a Fund relating to certain projects may be secured mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining a deficiency judgment. Moreover, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted municipal bonds. The obligations of the issuer to pay the principal of and interest on a municipal bond are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal bond may be materially affected. Municipal lease obligations and certificates of participation are subject to the added risk that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although these obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund’s original investment.

Non-Diversified Risk:  The Missouri Tax-Free Intermediate Bond and the Kansas Tax-Free Intermediate Bond Funds are non-diversified. Non-diversified funds typically hold fewer securities than diversified funds do. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives. When a Funds’ assets are concentrated in obligations payable from revenues of similar projects issued by issuers located in the same state, or in industrial development bonds, the Funds will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated.

Portfolio Turnover Risk:  The Funds may buy and sell investments relatively often. Such a strategy could hinder performance because it often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (and, in particular, short-term gains) realized by a portfolio. Shareholders must pay tax on such capital gains.

Prepayment Risk:  Prepayment of the underlying mortgage collateral of some fixed-income securities may result in a decreased rate of return.

The Commerce Funds PAGE 73

Short-Term Investing Risk:  For temporary defensive purposes, the Adviser may decide to suspend the normal investment activities of a Fund by investing up to 100% of its assets in cash and cash equivalent short-term obligations, including money market instruments, a term that includes bank obligations, commercial paper, U.S. Government obligations, foreign government securities (if permitted) and repurchase agreements. Bank obligations include obligations of foreign banks or foreign branches of U.S. banks. The Adviser may temporarily adopt a defensive position to reduce changes in the value of a Fund’s shares that may result from adverse market, economic, political or other conditions. When the Adviser pursues a temporary defensive strategy, the Funds may not be following their stated objectives and may not profit from favorable developments that they would have otherwise profited from if they were pursuing their normal investment strategies.

State-Specific Risk:  The Missouri Tax-Free Intermediate Bond Fund invests its assets predominantly in Missouri bonds. The actual payment of principal and interest on these obligations is dependent on the Missouri General Assembly allotting money each fiscal year for these payments. You should also be aware that provisions of the Missouri Constitution and other laws could result in certain adverse consequences affecting Missouri bonds.

The Kansas Tax-Free Intermediate Bond Fund invests its assets predominantly in Kansas bonds. The actual payment of principal and interest on these obligations is dependent on the Kansas legislature alloting the money each fiscal year for these payments. You should also be aware that provisions of the Kansas Constitution and other laws could result in certain adverse consequences affecting Kansas bonds.

Tax Risk:  A fund that invests in municipal bonds may be more adversely impacted by changes in tax rates and policies than other funds. Interest income on municipal bonds is normally not subject to regular federal income tax. Any proposed or actual changes in federal income tax rates or exempt statutes that apply to interest income, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal bonds, which could in turn affect a fund’s ability to buy and sell municipal bonds at favorable yield and price levels.

U.S. Government Securities Risk:  The U.S. Government may not provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

PAGE 74 The Commerce Funds

Account Policies And Features

The following information is intended to help you understand how to purchase and redeem shares of The Commerce Funds. It will also explain the features you can use to customize your Commerce Funds account to meet your needs.

Buying Service Shares

How Are Service Shares Priced?

You pay a sales charge (load) to invest in these Funds. Service Shares of the Funds are purchased at their public offering price (POP), which is a Fund’s net asset value (NAV) per share plus a front-end sales charge. The NAV is generally calculated as of the close of trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE). Your order will be priced at the NAV next calculated after your order is received in proper form by The Commerce Funds’ Transfer Agent plus any applicable sales charge. Therefore, to receive the NAV of any given day, The Commerce Funds must receive your order in proper form by the close of regular trading on the NYSE that day. If The Commerce Funds receives your order after the NYSE closes, you will receive the NAV that is calculated on the close of trading on the following day. The Commerce Funds are open for business on the same days as the NYSE. Each Fund’s investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Funds’ Board of Trustees. Certain short-term securities may be valued at amortized cost, which approximates fair value.

Trading in foreign securities is generally completed before the end of regular trading on the NYSE and may occur on weekends and U.S. holidays and at other times when the NYSE is closed. As a result, there may be delays in reflecting changes in the market values of foreign securities in the calculation of the NAV for any Fund invested in foreign securities. You may not be able to redeem or purchase shares of an affected Fund during these times.

The impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the NYSE will not be reflected in a Fund’s next determined NAV unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4 p.m. Eastern time. In the event the NYSE does not open for business because of an emergency, the Funds may, but are not required to, open one or more of the Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-995-6365.

How to Calculate NAV

NAV =	(Value of Assets Attributable to the Class) – (Liabilities Attributable to the Class)
Number of Outstanding Shares of the Class

The Funds reserve the right to reprocess purchase, redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV. In addition, the

The Commerce Funds PAGE 75

Funds reserve the right to advance the time by which purchase and redemption orders must be received for same business day credit as permitted by the SEC.

Sales Charge:  The maximum front-end sales charge is 3.50% for the Core Equity Fund, the Growth Fund, the Value Fund, the MidCap Growth Fund, the International Equity Fund, the Asset Allocation Fund, and the Bond Fund. The maximum front-end sales charge is 2.00% for the Short-Term Government Fund, the National Tax-Free Intermediate Bond Fund, the Missouri Tax-Free Intermediate Bond Fund, and the Kansas Tax-Free Intermediate Bond Fund. These amounts may be less based on the amount you invest, as shown in the following charts:

Core Equity, Growth, Value, MidCap Growth, International Equity, Asset Allocation and Bond Funds:

Amount of Purchase	As a % of offering price per share	As a % of net asset value per share	Maximum Dealer’s Reallowance as a % of offering price per share*
Less than $100,000	3.50	3.63	3.15
$100,000 but less than $250,000	2.50	2.56	2.25
$250,000 but less than $500,000	1.50	1.52	1.35
$500,000 but less than $1,000,000	1.00	1.01	0.90
$1,000,000 or more	0.00**	0.00**	1.00***

*	Dealer’s reallowance may be changed periodically.

**

There is no initial sales charge on purchases of $1,000,000 or more of Service Shares; however, a contingent deferred sales charge (CDSC) of 1.00% will be imposed on the lesser of the POP or the NAV of the shares on the redemption date for shares redeemed within 18 months after purchase.

***	The Distributor may pay placement fees to dealers of up to 1.00% of the POP on purchases of Service Shares of $1,000,000 or more.

Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond, and Kansas Tax-Free Intermediate Bond Funds:

Amount of Purchase	As a % of offering price per share	As a % of net asset value per share	Maximum Dealer’s Reallowance as a % of offering price per share*
Less than $500,000	2.00	2.04	1.80
$500,000 but less than $1,000,000	1.00	1.01	0.90
$1,000,000 or more	0.00**	0.00**	1.00***

*	Dealer’s reallowance may be changed periodically.

**

There is no initial sales charge on purchases of $1,000,000 or more of Service Shares; however, a CDSC of 1.00% will be imposed on the lesser of the POP or the NAV of the shares on the redemption date for shares redeemed within 18 months after purchase.

***	The Distributor may pay placement fees to dealers of up to 1.00% of the POP on Service Shares purchases of $1,000,000 or more.

When There Is No Sales Charge:  There is generally no sales charge on Service Shares purchased by the following types of investors or transactions:

•	automatic reinvestments and cross reinvestments of dividends and capital gain distributions;

•	the Exchange Privilege described below;

•	the Redemption Reinvestment Privilege described below;

•	non-profit organizations, foundations and endowments qualified under Section 501(c)(3) of the Internal Revenue Code (excluding individual tax sheltered annuities);

PAGE 76 The Commerce Funds

•	any state, county or city, or any instrumentality, department, authority or agency thereof, prohibited by applicable laws from paying a sales charge for the purchase of Fund shares;

•	registered representatives of dealers who have entered into dealer agreements with Goldman, Sachs & Co. to the extent permitted by such firms and for their customers;

•	financial planners and their clients;

•	customers of Commerce Bank’s Commerce Trust Company (CTC) who purchase shares for an account that is outside the CTC relationship; or

•	immediate family (other than spouses and legal dependents) of employees, directors, advisory directors, officers and retirees of Commerce Bancshares, Inc., Goldman, Sachs & Co., State Street Bank and Trust Company and National Financial Data Services, Inc. and their subsidiaries and affiliates.

What Is The Minimum Investment For The Funds?

	Initial Investment	Additional Investments
Regular Account	$1,000	$250
Automatic Investment Account	$500	$50/month
Individual Retirement Accounts (except SEP & SIMPLE IRAs), Keogh plans, corporate retirement plans, public employer deferred plans, profit sharing plans and 401(k) plans	$1,000	$250
SEP and SIMPLE IRAs	$50	$50/month

Who Can Buy Service Shares?

This Prospectus describes the Services Shares of each Fund. Services Shares are offered primarily to:

•	individuals, corporations or other entities, purchasing for their own accounts or for the accounts of others, and to qualified banks, savings and loan associations, and broker/dealers on behalf of their customers; and

•	financial planners and their clients.

The Commerce Funds is also authorized to issue an additional class of shares, Institutional Shares. Institutional Shares are offered primarily to:

•	investors maintaining accounts at bank trust departments or trust companies, for funds held within those accounts, including institutions affiliated with Commerce Bancshares, Inc. and its subsidiaries, and individuals who have named a bank affiliated with Commerce Bancshares, Inc., as their primary personal representative or co-personal representative under their wills;

•	participants in employer-sponsored defined contribution plans when such plans offer The Commerce Funds as one of their investment options;

•	any investor who has been a continuous shareholder in The Commerce Funds since January 1, 1997 or before;

•	employees, directors, advisory directors, officers and retirees (as well as their spouses and legal dependents) of Commerce Bancshares, Inc., Goldman, Sachs & Co., State Street Bank and Trust Company and NFDS and their subsidiaries and affiliates; and

•	financial planners, broker/dealers and their clients.

How Do I Buy Service Shares?

The following section describes features and gives specific instructions on how to purchase Service Shares directly from The Commerce Funds. The Commerce Funds has authorized

The Commerce Funds PAGE 77

certain dealers to purchase shares of Funds on behalf of their clients. Some of the account features and instructions described in this section may not be applicable to clients of these dealers.

1.  Consider The Following Features To Customize Your Account:

•	Making Automatic Investments: The Automatic Investment feature lets you transfer money from your financial institution account into your Fund account automatically either on the 1st or the 15th of the month. The Automatic Investment feature is one way to use dollar cost averaging to invest (see below). Only accounts at U.S. financial institutions that permit automatic withdrawals through the Automated Clearing House are eligible. Check with your financial institution to determine eligibility.

•	Using Dollar Cost Averaging: Dollar cost averaging involves investing a dollar amount at regular intervals. Because more shares are purchased during periods with lower share prices and fewer shares are purchased when the price is higher, your average cost per share may be reduced. In order to be effective, dollar cost averaging should be followed on a regular basis. You should be aware, however, that shares bought using dollar cost averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find dollar cost averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price. Dollar cost averaging does not assure a profit or protect against a loss in a declining market. Since dollar cost averaging involves investment in securities regardless of fluctuating price levels, you should consider your financial ability to continue to purchase through periods of low price levels. You can invest through dollar cost averaging on your own or through the Automatic Investment feature described above.

•	Using Rights Of Accumulation: When you buy Service Shares of The Commerce Funds, your current total investment determines the sales charge (load) you pay. Since larger investments receive a discounted sales charge, the sales charge (load) you pay may subsequently be reduced as you build your investment.

To buy Service Shares at a reduced sales charge under Rights of Accumulation, you must indicate at the time of purchase that a quantity discount is applicable. (See section 5 of the application.) A reduction in sales charge is subject to a check of appropriate records, after which you will receive the lowest applicable sales charge.

Example: Suppose you own Service Shares with a current total value of $90,000 that can be traced back to the purchase of the shares with a sales charge. If you subsequently invest $10,000 in any Fund within The Commerce Funds family that has a 3.50% sales charge, you will pay a reduced sales charge of 2.50% of the POP on the additional purchase.

•	Using Letters Of Intent: You may also buy Service Shares at a reduced sales charge under a written Letter of Intent, a non-binding commitment to invest a total of at least $100,000 in one or more Fund of The Commerce Funds within a period of 13 months and under the terms and conditions of the Letter of Intent. Service Shares you buy under a Letter of Intent will be eligible for the same sales charge discount that would have been available had all of your Service Shares been purchased at once. To use this feature, complete the Letter of Intent section on your account application. A Letter of Intent must be filed with The Commerce Funds within 90 days of the first investment under the Letter of Intent provision.

PAGE 78 The Commerce Funds

Things To Consider When Completing A Letter Of Intent:

•	The Letter of Intent does not bind you to buy or sell shares of the full amount at the sales charge indicated. However, you must complete the intended purchase to obtain the reduced sales charge.

•	When you sign a Letter of Intent, The Commerce Funds will hold in escrow a sufficient number of shares which can be sold to make up any difference in the sales charge on the amount actually invested.

•	After you fulfill the terms of the Letter of Intent, the shares in escrow will be released.

•	If your aggregate investment exceeds that indicated in your Letter of Intent, you will receive an adjustment which reflects the further reduced sales charge applicable to your excess investment.

•	You may combine purchases that are made by members of your immediate family, or the total investments of a trustee or custodian of any qualified pension or profit-sharing plan or IRA established for your benefit. Please reference on the account application the accounts that are to be combined for this purpose.

2.  Contact The Commerce Funds To Open Your Account:

By Mail:
Complete an account application. Mail the completed application and a check payable to The Commerce Funds to: The Commerce Funds c/o Shareholder Services P.O. Box 219525 Kansas City, MO 64121-9525

In Person:

You are welcome to stop by a Commerce Bank office location, where a registered investment representative can assist you in opening an account.

•	Federal regulations require you to provide a certified Taxpayer Identification Number upon opening or reopening an account.

•	If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments by check must be in U.S. dollars and must be drawn only on U.S. financial institutions.

The Commerce Funds PAGE 79

How Do I Add To My Commerce Funds Account?

To add to your original investment, you may either mail your additional investment to the address above or you may use Electronic Funds Transfer.

By Electronic Funds Transfer:

To use Electronic Funds Transfer, have your bank send your investment to:

Investors Fiduciary Trust Company, with these instructions:

— ABA #101003621

— Account #756-044-3

— Your name and address

— Your social security or tax ID number

— Name of the Fund

— Class of shares

— Your new account number

What Are My Options For Changing My Investment Within The Commerce Funds?

•	Changing Shares From Fund To Fund: As a shareholder, you have the privilege of exchanging your shares for Service Shares of any other Commerce Fund. Exchanges may also be made into the Service Shares of Goldman Sachs Institutional Liquid Assets Prime Obligations Portfolio (“Money Market Fund”). Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co., serves as investment adviser for the Money Market Fund.

Service Shares being exchanged are subject to the minimum initial and subsequent investment requirements as described above. The Commerce Funds reserves the right to reject any exchange request and the exchange privilege may be modified or terminated at any time. At least 60 days’ notice of any material modification or termination of the exchange privilege will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission (SEC). Before exchanging your shares, you should consider carefully the investment objectives, policies, risks and expenses of the Fund you are acquiring.

•	Redemption Fee: If shares of the International Equity Fund are redeemed or exchanged within 30 days of purchase, a redemption fee of 2.00% may be assessed on the proceeds of the transaction. See “Redeeming Service Shares” for more information.

•	Making Automatic Exchanges: You may request on your account application that a specified dollar amount of Service Shares be automatically exchanged for Service Shares of any other Commerce Fund. These automatic exchanges may be made on any one day of each month and are subject to the following conditions: 1) the minimum dollar amount for automatic exchanges must be at least $250 per month; 2) the value of the account in the originating Fund must be at least $1,000 after the exchange; 3) the value of the account in the acquired Fund must equal or exceed the acquired Fund’s minimum initial investment requirement; and 4) the names, addresses and taxpayer identification number for the shareholder accounts of the exchanged and acquired Funds must be identical.

PAGE 80 The Commerce Funds

•	Cross Reinvesting Of Distributions: You may invest dividend or capital gain distributions from one Fund of the Service Class to another Fund of the Service Class. If you elect to reinvest the distributions paid by one Fund in shares of another Fund of The Commerce Funds, the dividends or distributions will be treated as received by you for tax purposes. Cross reinvestment privileges do not apply to the Money Market Fund described under “Changing Shares From Fund to Fund.”

Redeeming Service Shares

You May Sell Shares At Any Time:  Your shares will be sold at the NAV next calculated after The Commerce Funds’ Transfer Agent receives your properly completed order. Your order will be processed promptly and you will generally receive the proceeds within one week. PLEASE NOTE: If the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds until payment has been collected, which could be up to 15 business days.

Receipt Of Proceeds From A Sale:  Proceeds will normally be wired the business day after your request to redeem shares is received in good order by the Transfer Agent. Payment by check will ordinarily be made within seven calendar days following redemption or you may have your proceeds sent by federal wire to your financial institution account. Your request to wire proceeds is subject to the financial institution’s wire charges.

Written requests to sell Service Shares must be signed by each shareholder, including each joint owner. Certain types of redemption requests will need to include a signature guarantee. You may obtain a signature guarantee from most banks or securities dealers. Guarantees from notaries public will not be accepted.

If shares of the International Equity Fund are redeemed or exchanged within 30 days of purchase, a redemption fee of 2.00% may be assessed on the proceeds of the transaction. The redemption fee will be paid to the International Equity Fund and is intended to limit short-term trading in the Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The following redemptions and exchanges shall be exempt from the redemption fee; (i) pursuant to a bona fide investment policy committee decision of a recognized financial institution with respect to an asset allocation program; (ii) involving shares acquired through reinvestment of dividends or capital gains distributions; (iii) involving shares redeemed as part of an automatic withdrawal or exchange plan that represent 4% or less of the investor’s investment subject to the plan account; or (iv) shares maintained through employee pension benefit plans subject to the Employee Retirement Income Security Act that offer The Commerce Funds as an investment vehicle. The Commerce Funds reserves the right, at its discretion, to waive, modify or terminate the redemption fee at any time as permitted by applicable law.

How Do I Redeem Shares From My Commerce Funds Account?

The following section describes how to redeem shares directly through The Commerce Funds. The Commerce Funds has authorized certain dealers to redeem shares of Funds on behalf of their clients. Some of the account features and instructions described in this section may not be applicable to clients of these dealers.

The Commerce Funds PAGE 81

1.  Consider Using An Automated Redemption:

•	Making Automatic Withdrawals: If you are a shareholder with an account valued at $5,000 or more, you may withdraw amounts in multiples of $100 or more from your account on a monthly, quarterly, semi-annual or annual basis through the Automatic Withdrawal feature. At your option, you may choose to have your automatic withdrawal paid either by check or directly deposited into a financial institution account. Withdrawals paid by check are distributed on or about the 15th of the month. Direct deposits made to a financial institution account can be made on any day of the month. To participate in this feature, supply the necessary information on the account application or in a subsequent written request. This feature may be suspended should the value of your account fall below $500.

2.  Contact The Commerce Funds To Redeem Shares From Your Account

By Mail:

Write a letter to us that gives the following information:

— names of all account owners

— your account number

— the name of the Fund

— the dollar amount you want to redeem

— what we should do with the proceeds

Each owner, including each joint owner should sign the letter. Mail your request to: The Commerce Funds c/o Shareholder Services P. O. Box 219525 Kansas City, MO 64121-9525

By Telephone – Requesting Proceeds Be Wired:

Call The Commerce Funds with your request. Please see “What Are The Important Things To Consider When Contacting The Commerce Funds by Telephone?” below for specific instructions. When requesting a redemption by wire you must be redeeming shares in the amount of $1,000 or more. Also, the Fund must have your financial institution account information already on file. Proceeds will be wired directly to this designated account.

By Telephone – Requesting Proceeds Be Sent By Check:

Call The Commerce Funds at 1-800-995-6365 (8 a.m.-5 p.m. CST) with your request. Please see “What Are The Important Things to Consider When Contacting The Commerce Funds by Telephone?” below for specific instructions. The check will be made payable to the shareholder(s) of record and sent to the address listed on your account.

PAGE 82 The Commerce Funds

In Person:

You are welcome to stop by a Commerce Bank office location, where a registered investment representative can assist you in redeeming shares from your account.

What Are The Important Things To Consider When Contacting The Commerce Funds By Telephone?

You may call us at 1-800-995-6365 (8 a.m.-5 p.m. CST) to explain what you want to do. To make additions by phone or request electronic transfers or request redemptions, we need your prior written authorization. If you did not check the box in Section 8 of your original account application, you must send us a letter that gives us this authorization.

Telephone purchases will be made at the NAV next determined after the Transfer Agent receives an order in good form. If you should experience difficulty in redeeming your shares by telephone (e.g., because of unusual market activity), we urge you to consider redeeming your shares by mail.

You should note that the Transfer Agent may act on a telephone purchase or redemption request from any person representing himself to be you and reasonably believed by the Transfer Agent to be genuine. Neither The Commerce Funds nor any of its service contractors will be liable for any loss or expense in acting on telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, The Commerce Funds will use all procedures considered reasonable; the Funds may be liable for any losses if they fail to do so.

General Policies

Dividend and Distribution Policies: As a Fund shareholder, you are entitled to any dividends and distributions from net investment income and net realized capital gains. You may choose one of the following distribution options for dividends and capital gains:

(1)  reinvest all dividend and capital gain distributions in additional Service Shares,

(2)  receive dividend distributions in cash and reinvest capital gain distributions in additional Service Shares,

(3)  receive all dividend and capital gain distributions in cash, or

(4)  have all dividend and capital gain distributions deposited directly into your designated account at a financial institution.

If you do not select an option when you open an account, all distributions will automatically be reinvested in additional Service Shares of the same Fund. For your protection, if you elect to have distributions mailed to you and these cannot be delivered, they will be reinvested in additional Service Shares of the same Fund. To change your distribution option, contact The Commerce Funds at 1-800-995-6365 (8 a.m.-5 p.m. CST). The change will become effective after it is received in good order and processed by the Transfer Agent.

The Commerce Funds PAGE 83

Fund	Monthly Dividends*	Quarterly Dividends**	Annual Dividends***	Net Realized Capital Gains****
Core Equity		X		X
Growth			X	X
Value		X		X
MidCap Growth			X	X
International Equity			X	X
Asset Allocation		X		X
Bond	X			X
Short-Term Government	X			X
National Tax-Free Intermediate Bond	X			X
Missouri Tax-Free Intermediate Bond	X			X
Kansas Tax-Free Intermediate Bond	X			X

*	Monthly dividends are declared daily but are only distributed on or about the last business day of the month.

**	Quarterly dividends are both declared and paid on the calendar quarter months.

***	Annual dividends are both declared and paid in December.

****	Each Fund declares and distributes net realized capital gains annually (December).

The Commerce Funds Reserves The Right To:

•	Redeem your account involuntarily if, after 60 days’ written notice, your account’s value remains below a $500 minimum balance. We will not redeem your account involuntarily if the value falls below the minimum balance solely as a result of market conditions. Retirement accounts and certain other accounts will not be subject to automatic liquidation.

•	Suspend or delay the payment of redemption proceeds when the NYSE is closed (other than for customary weekend and holiday closings), during periods when trading on the NYSE is restricted as determined by the SEC, during any emergency as determined by the SEC or during other periods of unusual market conditions.

•	Without notice, stop offering shares of a Fund, reject any purchase order (including exchanges), or bar an investor who the Adviser believes is engaging in excessive trading from purchasing or exchanging shares of a Fund. The Adviser does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Adviser reserves the right to reject or restrict purchase or exchange requests from any investor for any reason in its discretion. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm fund performance and negatively impact long-term shareholders. The Adviser will not be liable for any loss resulting from rejected purchase or exchange orders.

Customer Identification Program

Federal regulations may require The Commerce Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number (EIN) or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Account

PAGE 84 The Commerce Funds

applications without such information may not be accepted. If you are a partnership, corporation or other entity other than a natural person and have applied for an EIN, the EIN application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by The Commerce Funds. To the extent permitted by applicable law, The Commerce Funds reserves the right to place limits on transactions in your account until your identity is verified.

Arrangements With Certain Institutions

Financial institutions or their designees that have entered into agreements with The Commerce Funds or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than a Fund’s pricing on the following business day. If payment is not received by the Funds’ Transfer Agent by such time, the financial institution could be held liable for resulting fees or losses. The Commerce Funds may be deemed to have received a purchase or redemption order when a financial institution or its designee accepts the order. Orders received by the Fund in proper form will be priced at the Fund’s POP next computed after they are accepted by the financial institution or its designee. Financial institutions are responsible to their customers and The Commerce Funds for timely transmission of all subscription and redemption requests, investment information, documentation and money.

Shareholder Servicing

The Commerce Funds have adopted a distribution plan under Rule 12b-1 that permits each Fund to pay up to 0.25% annually of their average daily net assets attributable to the Service Class Shares. The Funds also have adopted a Shareholder Administrative Services Plan that permits each Fund to pay up to 0.25% of the average daily net assets of Shares held under the plan to third parties, including The Commerce Trust Company (a division of Commerce Bank, N.A.), for providing shareholder services to the Shareholder Administrative Services Plan participants. Because these fees are paid out of each Fund’s assets, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Certain financial institutions may charge their customers account fees for purchasing or redeeming shares of The Commerce Funds. These institutions may provide shareholder services to their clients that are not available to a shareholder dealing directly with The Commerce Funds. Each institution is responsible for notifying its customers regarding its fees and additional or changed purchase or redemption terms. You should contact your financial institution for this information.

The Distributor and its affiliates may, out of its administration fee or other resources, pay a fee of up to 0.50% of the amount invested or additional incentives to qualifying dealers who initiate and are responsible for purchases of shares of The Commerce Funds. In addition, at its expense, the Distributor will provide additional compensation and promotional incentives to dealers in connection with the sales of shares of the Funds. Subject to NASD regulation, compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

The Commerce Funds PAGE 85

The Commerce Funds will not issue share certificates. The Transfer Agent will maintain a complete record of your account and will issue you a statement at least quarterly. You will also be sent confirmations of purchases and redemptions.

As a shareholder in the Funds, you will receive an Annual Report and a Semi-Annual Report. To eliminate unnecessary duplication, only one copy of such reports will be sent to the same mailing address. If you would like a duplicate copy to be mailed to you, please contact The Commerce Funds at 1-800-995-6365 (8 a.m.-5 p.m. CST).

Tax Information

The following is a brief summary of the federal income tax consequences of investing in The Commerce Funds. You may also have to pay state and local taxes on your investment, and you should always consult with your tax adviser for specific guidance on your investment in The Commerce Funds.

Taxes on Distributions

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term gain over net short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions, including amounts attributable to dividends, interest and short-term capital gains of the Fund, will generally be taxable as ordinary income.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your capital. This is known as “buying into a dividend.”

Taxes on Exchanges and Redemptions

When you redeem or exchange shares in any Fund, you may recognize a gain or loss for income tax purposes. This gain or loss will be based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares. Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax rules is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax qualified plan) will not be currently taxable.

PAGE 86 The Commerce Funds

International Equity Fund

It is expected that the International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The International Equity Fund may elect to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

Tax Consequences Of The National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond And Kansas Tax-Free Intermediate Bond Funds

The National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds’ distributions will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending on the Funds’ investments, that a portion of the Funds’ distributions could be taxable to shareholders as ordinary income or capital gains. Moreover, although distributions are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state. If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

Missouri Taxes:  Resident individuals, trusts and estates resident in Missouri, and corporations within Missouri tax jurisdiction will not be subject to Missouri income tax on dividends from the Missouri Tax-Free Intermediate Bond Fund that are derived from interest on obligations of the State of Missouri and its political subdivisions (to the extent such interest is exempt from federal income tax) or on obligations issued by the U.S. Government, the Government of Puerto Rico, the Virgin Islands or Guam. Resident individuals, trusts and estates and corporations generally will be subject to Missouri income tax on other dividends received from the Fund, including dividends derived from interest on obligations of other issuers and all long-term and short-term capital gains.

Kansas Taxes:  Resident individuals, trusts and estates resident in Kansas, and corporations within Kansas tax jurisdiction will not be subject to Kansas income tax on dividends from the Kansas Tax-Free Intermediate Bond Fund that are derived from interest on obligations of the State of Kansas and its political subdivisions (to the extent such interest is exempt from federal income tax) or on obligations issued by the U.S. Government, the Government of Puerto Rico, the Virgin Islands or Guam. Resident individuals, trusts and estates and corporations generally will be subject to Kansas income tax on other dividends received from the Fund, including dividends derived from interest on obligations of other issuers and all long-term and short-term capital gains.

Service Providers

Investment Adviser: Commerce Investment Advisors, Inc. (the “Adviser”)

Commerce Investment Advisors, Inc., a subsidiary of Commerce Bank, N.A., known collectively as “Commerce,” serves as Adviser for the Funds, selecting investments and making purchases and sale orders for securities in each Fund’s portfolio. Commerce Bank

The Commerce Funds PAGE 87

and Commerce Investment Advisors each have offices at 922 Walnut Street, Kansas City, Missouri 64106, and 8000 Forsyth Boulevard, St. Louis, Missouri 63105. Commerce Bank is a subsidiary of Commerce Bancshares, Inc., a registered multi-bank holding company. Commerce has provided investment management services to The Commerce Funds since 1994, to private and public pension funds, endowments and foundations since 1946 and to individuals since 1906. As of December 31, 2002, the Adviser and its affiliates had approximately $9.4 billion in assets under management.

The Adviser receives a fee for the advisory services provided and expenses assumed under the Advisory Agreement. During the last fiscal year, the Funds paid the Adviser the following fees, calculated as a percentage of the Funds’ average daily net assets:

Actual Rate Paid In Fiscal Year 2002
Core Equity Fund	0.75%
Growth Fund	0.75%
Value Fund	0.75%
MidCap Growth Fund	0.75%
International Equity Fund	0.89%
Asset Allocation Fund	0.00%
Bond Fund	0.50%
Short-Term Government Fund	0.50%
National Tax-Free Intermediate Bond Fund	0.50%
Missouri Tax-Free Intermediate Bond Fund	0.50%
Kansas Tax-Free Intermediate Bond Fund	0.50%

Any difference between the contractual fees and the actual fees paid by the Funds reflects that the Adviser did not charge the full amount of the fees to which it would have been entitled. The Adviser’s voluntary expense reimbursements with respect to the Core Equity Fund, the Value Fund, the International Equity Fund and the Bond Fund may be discontinued at any time. The Adviser has contractually agreed to waive fees and/or reimburse expenses with respect to the Growth Fund, International Equity Fund, Asset Allocation Fund, Short-Term Government Fund, National Tax-Free Intermediate Bond Fund, Missouri Tax-Free Intermediate Bond Fund and Kansas Tax-Free Intermediate Bond Fund at least until October 31, 2003.

PAGE 88 The Commerce Funds

Fund Managers:

Person	Fund(s)	Experience
Scott M. Colbert, CFA, Senior Vice President	Bond, Short-Term Government	Joined Commerce in 1993 Fund manager since inception 16 years of experience

Michael E. Marks, CFA and Vice President	Core Equity	Joined Commerce in 1999 Formerly a Portfolio Manager and Senior Investment Analyst from November 1993 to October 1998 at IAA Trust Company Fund manager since Fund inception 9 years of experience

Brian P. Musielak, CFA and Vice President	National Tax-Free, Missouri Tax-Free and *Kansas Tax-Free Intermediate Bond	Joined Commerce in 1995 Fund manager since 1999 (*since inception) 8 years of experience

David W. Wente, Vice President	Value Mid Cap Growth	Joined Commerce in 1996; Equity Analyst for the Fund since inception; Fund manager since 2000 11 years of experience

Joseph C. Williams III, CFA and Senior Vice President	Growth	Joined Commerce in 1975 Fund manager since inception 26 years of experience

The Asset Allocation Fund is managed by a team of investment professionals (the “Investment Policy Team”) and no individuals are primarily responsible for making recommendations to that Team. The Investment Policy Team consists of several senior investment professionals of the Adviser, Commerce Investment Advisors, Inc. These members meet regularly to analyze market information that might have an effect on the investment performance of the Fund. After completing this review, the Team makes a collective decision regarding the allocation of the underlying investments. Normally, changes occur only after the Team reaches a consensus that a rebalancing is firmly supported by economic, market and/or other relevant information.

Sub-Adviser:  Bank of Ireland Asset Management (U.S.) Limited

Bank of Ireland Asset Management (U.S.) Limited (“BIAM (U.S.)” or the “Sub-Adviser”) has been the sub-adviser to the International Equity Fund since February 6, 2002.

For the services provided and expenses assumed under the Sub-Advisory Agreement, the Adviser will pay the Sub-Adviser a monthly management fee at an annual rate of 0.45% of the first $50 million of the average daily net assets of the Fund, 0.40% of the next $50 million of average daily net assets of the Fund and 0.30% of the average daily net assets of the Fund in excess of $100 million. The Adviser is entitled to receive a management fee for its services to the Fund at the rate of 1.50% of average daily net assets. It is currently waiving at least 0.66% of these fees and the Fund is actually paying the Adviser no more than 0.84% of the Fund’s average daily net assets. The Adviser pays the Sub-Adviser’s fee out of the management fees it receives from the Fund. Prior to May 1, 2002, the sub-adviser for the Fund was T. Rowe Price International, Inc., which received advisory fees at an effective rate of 0.57% in 2002.

The Commerce Funds PAGE 89

BIAM (U.S.) is a wholly-owned indirect subsidiary of the Bank of Ireland Group. The address of BIAM (U.S.)’s office in the United States is 75 Holly Hill Lane, Greenwich, CT 06830; its head office is located at 26 Fitzwilliam Place, Dublin 2, Ireland. BIAM (U.S.) was established in 1987. BIAM (U.S.)’s affiliate, Bank of Ireland Asset Management Limited, with which BIAM (U.S.) shares resources, including investment advisory and account support personnel, has 36 years of experience as a global investment adviser. As of November 30, 2002 BIAM (U.S.) had approximately $23 billion in assets under management on behalf of North American clients, and, together with its affiliates, Bank of Ireland Asset Management (BIAM), had approximately $58.4 billion under management worldwide for individual and institutional accounts.

Administrator: Goldman Sachs Asset Management (“GSAM” or the “Administrator”)

GSAM serves as Administrator of each of the Funds. GSAM is located at 32 Old Slip, New York, New York 10005. GSAM is a unit of the Investment Management Division of Goldman, Sachs & Co., the Distributor of the Funds.

Distributor: Goldman, Sachs & Co. (“Goldman” or the “Distributor”)

Shares of each Fund are sold on a continuous basis by Goldman as Distributor. Goldman is located at 85 Broad Street, New York, New York 10004.

Transfer Agent: State Street Bank and Trust Company (“State Street” or the “Transfer Agent”)

State Street has delegated its responsibilities as Transfer Agent to its indirect subsidiary, National Financial Data Services, Inc. (“NFDS”). State Street is located at 225 Franklin Street, Boston, Massachusetts 02110. NFDS is located at 330 W. 9th Street, Kansas City, Missouri 64105.

Custodian: State Street Bank and Trust Company (the “Custodian”)

State Street also serves as the Custodian of each of the Funds.

PAGE 90 The Commerce Funds

L. George
LAKE MICHIGAN
ILLINOIS
INDIANA
KENTUCKY
Chicago
Peoria
Bloomington
Springfield
VANDALIA
INDIANAPOLIS
FRANKFORT
Lexington
Versailles
Louisville
Cincinnati
Dayton
Urbana
Grand Haven
Saginaw
Marshall
Dubuque
Prairie du Chien
Burlington
Keokuk
Herculaneum
Ironton
Marion
Murfreesboro
Winchester
Nashville
Knoxville

How Can I Contact The Commerce Funds?

If you would like more information about The Commerce Funds, you may request the following documents:

Statement of Additional Information

The Statement of Additional Information (SAI) contains additional information about the Funds and is incorporated by reference into this prospectus.

Securities and Exchange Commission Reports

You can review and copy, after paying a duplicating fee, the reports of the Funds and the SAI by writing to the SEC's Public Reference Section, Washington, D.C. 20459-0102 or by electronic request to: publicinfo@sec.gov or by visiting the Public Reference Room. Call the SEC at 1-202-942-8090 for information on operation of the public reference room. You can get copies of this information for free on the SEC's EDGAR database at http://www.sec.gov.

The Funds' investment company registration number is 811-8598.

Annual and Semi-Annual Reports

The Funds' annual and semi-annual reports contain additional information about the Funds' investments. The annual report also discusses market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. To make shareholder inquiries or to receive free copies of the SAI and the annual and semi-annual reports, contact The Commerce Funds in writing, via the World Wide Web, or by telephone, as listed below.

commerce funds

P.O. Box 219525
Kansas City, Missouri 64121-9525

www.commercefunds.com

CB5075 2/03

526139

THE COMMERCE FUNDS

STATEMENT OF ADDITIONAL INFORMATION

INSTITUTIONAL SHARES

SERVICE SHARES

Core Equity Fund

Growth Fund

Value Fund

MidCap Growth Fund

International Equity Fund

Asset Allocation Fund

Bond Fund

Short-Term Government Fund

National Tax-Free Intermediate Bond Fund

Missouri Tax-Free Intermediate Bond Fund

Kansas Tax-Free Intermediate Bond Fund

March 1, 2003

This Statement of Additional Information is not a prospectus. It is meant to be read in conjunction with The Commerce Funds’ Prospectuses dated March 1, 2003. Because this Statement of Additional Information is not itself a prospectus, no investment in the Funds should be made solely upon the information contained herein. Copies of the Prospectuses may be obtained by calling 1-800-995-6365. The financial statements and report thereon by the Funds’ independent auditors included in the Funds’ Annual Report for the fiscal period ended October 31, 2002 have been incorporated by reference into this Statement of Additional Information.

OVERVIEW OF THE COMMERCE FUNDS	1
Investment Objectives, Policies And Risk Factors	1
Core Equity Fund	1
Growth Fund	1
Value Fund	2
MidCap Growth Fund	2
International Equity Fund	2
Asset Allocation Fund	3
Bond Fund	4
Short-Term Government Fund	5
National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond And Kansas Tax-Free Intermediate Bond Funds	5
Convertible Securities	6
Corporate Debt Obligations	7
Foreign Currency Transactions	7
Foreign Investments	8
Futures Contracts And Related Options	10
Hybrid Instruments	12
Illiquid Securities	14
Interest Rate Swaps, Floors And Caps	14
Lending Securities	15
Mortgage Dollar Rolls	16
Mortgage-Related And Asset-Backed Securities	16
Municipal Obligations	21
Options Trading	23
Passive Foreign Investment Companies	25
Portfolio Turnover	26
Ratings Of Securities	26
Repurchase Agreements	27
Reverse Repurchase Agreements	28
Rights Offerings And Warrants	28
Securities Issued By Other Investment Companies	28
Special Considerations Regarding Investment In Missouri Obligations	29
Special Considerations Regarding Investment In Kansas Obligations	33
Stand-By Commitments	36
Stripped Securities	37
Temporary Investments	38
U.S. Government Obligations	39
Variable And Floating Rate Instruments	40
When-Issued Purchases And Forward Commitments	41
Zero Coupon Bonds	42
INVESTMENT LIMITATIONS	43
PRICING OF SHARES	46
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	47

- i -

Public Offering Price	48
Additional Redemption Information	49
Retirement Plans	50
CODE OF ETHICS	51
DESCRIPTION OF SHARES	51
ADDITIONAL INFORMATION CONCERNING TAXES	54
Federal Taxes	54
Federal Tax-Exempt Information	55
MANAGEMENT OF THE COMMERCE FUNDS	57
Trustees And Officers Of The Trust	57
Standing Board Committees	61
Investment Adviser	64
Investment Sub-Adviser	66
Annual Board Approval Of Investment Advisory Agreement And Initial Approval Of Sub-Advisory Agreement	68
Custodian And Transfer Agent	69
Administrator	70
Distributor	72
THE DISTRIBUTION PLAN AND THE SHAREHOLDER ADMINISTRATIVE SERVICES PLANS	72
PORTFOLIO TRANSACTIONS	74
Brokerage Transactions And Commissions	74
INDEPENDENT AUDITORS	79
COUNSEL	79
ADDITIONAL INFORMATION ON PERFORMANCE	79
MISCELLANEOUS	93
FINANCIAL STATEMENTS	97
APPENDIX A	A-1
APPENDIX B	B-1

- ii -

OVERVIEW OF THE COMMERCE FUNDS

The Commerce Funds (sometimes hereinafter referred to as the “Trust”) is an open-end, management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Commerce Funds is a Delaware business trust, which was organized on February 7, 1994.

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

The following policies supplement the discussion of the Funds’ respective investment objectives and policies as set forth in the Prospectuses. Investment methods described in this Statement of Additional Information are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

The Missouri Tax-Free Intermediate Bond Fund and Kansas Tax-Free Intermediate Bond Fund are non-diversified series of the Trust. This means that with respect to 50% of their assets, they are permitted to invest more than 5% of their assets in the obligations of a single issuer. The other Funds of the Trust are diversified.

Core Equity Fund

Under normal market conditions, the Core Equity Fund invests at least 80% of its net assets plus borrowings for investment purposes (measured at the time of purchase) in common and preferred stock and warrants and stocks that are convertible into common and preferred stocks. Shareholders will be provided with at least 60 days’ notice before any change is made to the foregoing policy. Although the Core Equity Fund uses the S&P 500 Index as a benchmark for comparison, the Fund may invest its assets in securities that are not included in this Index. The Fund is not, therefore, an “index” fund, which typically holds only securities that are included in the index it attempts to replicate.

The Fund may also invest, either directly or through investments in sponsored and unsponsored American Depositary Receipts (“ADRs”), up to 10% of its total assets in securities of foreign issuers. ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADR prices are denominated in U.S. dollars while the securities underlying an ADR are normally denominated in a foreign currency.

Growth Fund

Under normal market conditions, the Growth Fund invests at least 65% of its total assets in common and preferred stock and warrants and stocks that are convertible into common stock. Although the Growth Fund uses the Russell 1000 Growth Index as a benchmark for comparison, the Fund may invest its assets in securities that are not included in this Index. The Fund is not, therefore, an “index” fund, which typically holds only securities that are included in the index it attempts to replicate.

The Fund may also invest, either directly or through investments in sponsored and unsponsored ADRs, up to 10% of its total assets in securities of foreign issuers.

Value Fund

Under normal market conditions, the Value Fund invests at least 65% of its total assets in common and preferred stock and warrants and stocks that are convertible into common stock. Although the Value Fund uses the Russell 1000 Value Index for comparison purposes, the Fund may invest its assets in securities that are not included in this Index. The Fund is not, therefore, an “index” fund, which typically holds only securities that are included in the index it attempts to replicate.

The Fund may also invest, either directly or through investments in sponsored and unsponsored ADRs, up to 10% of its total assets in the securities of foreign issuers.

MidCap Growth Fund

Under normal market conditions, the MidCap Growth Fund invests at least 80% of net assets plus any borrowings for investment purposes (measured at the time of purchase) in mid-cap issuers. Shareholders will be provided with at least 60 days’ notice before any change is made to the foregoing policy. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the Russell Midcap Growth Index at the time of investment. Although the MidCap Growth Fund uses the Russell Midcap Growth Index as a benchmark for comparison, the Fund may invest its assets in securities that are not included in this Index. The Fund is not, therefore, an “index” fund, which typically holds only securities that are included in the index it attempts to replicate.

The Fund may also invest up to 10% of its total assets in the securities of foreign issuers either directly or through investments in sponsored and unsponsored ADRs.

International Equity Fund

Under normal market conditions, the International Equity Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a diversified portfolio of common and preferred stocks, including warrants and stocks that are convertible into common stock, of established companies that conduct their principal activities or are located outside the United States or whose securities are traded in foreign markets. Shareholders will be provided with at least 60 days’ notice before any change is made to the foregoing policy. The domicile or the location of the principal activities of a company will be the country under whose laws the company is organized, in which the principal trading market for the equity securities issued by the company is located, or in which the company has over half of its assets or derives over half of its revenues or profits.

The International Equity Fund may invest without limitation in securities of foreign issuers in the form of sponsored and unsponsored ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). EDRs and GDRs are receipts issued by foreign financial institutions evidencing the ownership of underlying securities issued by a foreign issuer. EDR and GDR prices are generally denominated in foreign currencies as are the securities underlying them.

The Fund may invest up to 10% of its total assets in hybrid investments, which are discussed below.

Asset Allocation Fund

Normally, the Asset Allocation Fund will be predominantly invested in a combination of underlying funds for which the Adviser now or in the future acts as investment adviser. Collectively, all such underlying funds are referred to as “Affiliated Underlying Funds.” The Trust has filed an exemptive application with the Securities and Exchange Commission (“SEC”) in order to permit the Asset Allocation Fund to invest in funds for which the Adviser does not act as investment adviser (“Unaffiliated Underlying Funds” and, together with the Affiliated Underlying Funds, the “Underlying Funds”) and to make direct investments in equity securities, fixed income securities and other instruments. As of the date of this Statement of Additional Information, the SEC had not yet granted the Trust an order that would allow the Asset Allocation Fund to invest in Unaffiliated Underlying Funds and to make direct investments in equity securities, fixed income securities and other instruments. Until the Trust receives such exemptive order, the Asset Allocation Fund will not invest in Unaffiliated Underlying Funds or make direct investments in equity securities, fixed income securities and other instruments. There can be no assurances that the SEC will issue an exemptive order in the future.

Under normal market conditions, approximately 60% of the Asset Allocation Fund’s total assets will be allocated among Underlying Funds that are equity funds and approximately 40% will be allocated to Underlying Fixed Income Funds. Allocation to Underlying Funds that are fixed income funds is intended to add diversification and enhance income, but should also reduce some volatility. The Adviser expects that the Asset Allocation Fund will invest a relatively significant percentage of its equity allocation in the Commerce Growth and Value Funds and will invest a smaller percentage in the Commerce MidCap Growth and International Equity Funds. It is expected that the fixed income portion will be invested in the Commerce Bond Fund.

To the extent permitted by the SEC, the Asset Allocation Fund may invest directly in any of the following securities and engage directly in any of the following transactions, which are further described below:

Convertible Securities	Passive Foreign Investment Companies
Corporate Debt Obligations	Repurchase Agreements
Foreign Currency Transactions	Reverse Purchase Agreements
Foreign Investments	Rights Offerings and Warrants
Futures Contracts and Related Options	Securities Issued by Other Investment Companies
Hybrid Instruments	Standby Commitments
Illiquid Securities	Stripped Securities
Interest Rate Swaps, Floors and Caps	Temporary Investments
Lending Securities	U.S. Government Obligations
Mortgage Dollar Rolls	Variable and Floating Rate Instruments
Mortgage-Related and Asset-Backed Securities	When-Issued Purchases and Forward Commitments
Municipal Obligations	Zero Coupon Bonds
Options Trading

The value of the Underlying Funds’ investments, and the net asset value of the shares of both the Underlying Funds and the Fund will fluctuate with market economic and, to the extent applicable, foreign exchange conditions, so that an investment in the Fund may be worth more or less when redeemed than when purchased.

Bond Fund

Under normal market conditions, the Bond Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in fixed-income securities. Shareholders will be provided with at least 60 days’ notice before any change is made to the foregoing policy. Up to 20% of the total assets of the Bond Fund may be invested directly in debt obligations of foreign issuers. These obligations may include obligations of foreign corporations as well as investments in obligations of foreign governments and their political sub-divisions (which will be limited to direct government obligations and government-guaranteed securities). The Fund is also permitted to invest up to 20% of its total assets in Municipal Obligations. Municipal Obligations are discussed below. The purchase of Municipal Obligations may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities, on a pre-tax basis, is comparable to that of corporate obligations or U.S. Government Obligations.

Although the Bond Fund uses the Lehman Brothers Aggregate Bond Index as a benchmark for comparison, the Fund may invest a substantial portion of its assets in securities that are not included in this Index. The Fund is not, therefore, an “index” fund, which typically holds only securities that are included in the index it attempts to replicate.

Although the Fund has no restriction as to the maximum or minimum duration of any individual security held by it, the Fund’s average effective duration will be within -/+ 30% of the duration of the Lehman Brothers Aggregate Bond Index. “Duration” is a term used by investment managers to express the average time to receipt of expected cash flows (discounted to their present value) on a particular fixed income instrument or a portfolio of instruments. Duration takes into account the pattern of a security’s cash flow over time, including how cash flow is affected by prepayments and changes in interest rates. For example, the duration of a five-year zero coupon bond, which pays no interest or principal until the maturity of the bond, is five years. This is because a zero coupon bond produces no cash flow until the maturity date. On the other hand, a coupon bond that pays interest semi-annually and matures in five years will have a duration of less than five years, which reflects the semi-annual cash flows resulting from coupon payments. Duration also generally defines the effect of interest rate changes on bond prices. Generally, if interest rates increase by one percent, the value of a security having an effective duration of five years would decrease in value by five percent.

Short-Term Government Fund

Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including U.S. Treasury bills, notes and bonds) and government mortgage-backed securities (pools of mortgage loans sold to investors by various governmental agencies). Shareholders will be provided with at least 60 days’ notice before any change is made to the foregoing policy.

National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds

Under normal market conditions, the National Tax-Free Intermediate Bond Fund invests at least 80% of net assets plus any borrowings for investment purposes (measured at the time of purchase) in municipal securities issued by or on behalf of the states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the income from which, in the opinion of bond counsel, is exempt from regular federal income and federal alternative minimum taxes. Alternatively, at least 80% of the Fund’s distributed income must be exempt from such taxes. The Fund’s 80% investment strategy is fundamental – meaning that it can only be changed by the holders of a majority of the outstanding voting securities of the Fund.

Under normal market conditions, the Missouri Tax-Free Intermediate Bond Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in Missouri municipal securities, the income from which is exempt from regular federal income tax, federal alternative minimum taxes and Missouri tax. Alternatively, at least 80% of the Fund’s distributed income must be exempt from such taxes. The Fund’s 80% investment strategy is fundamental – meaning that it can only be changed by the holders of a majority of the outstanding voting securities of the Fund.

Under normal market conditions, the Kansas Tax-Free Intermediate Bond Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in Kansas municipal securities, the income from which is exempt from regular federal income tax, federal alternative minimum taxes and Kansas tax. Alternatively, at least 80% of the Fund’s distributed income must be exempt from such taxes. The Fund’s 80% investment strategy is fundamental – meaning that it can only be changed by the holders of a majority of the outstanding voting securities of the Fund.

Each of the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may invest up to 10% of total assets in unrated obligations provided that such obligations are determined by the Adviser to be comparable in quality to instruments that are eligible for purchase by the Fund.

Each of the Funds may invest up to 20% of its net assets in Municipal Obligations the interest on which is exempt from regular federal income tax but is an item of tax preference for purposes of the federal alternative minimum tax. Each Fund may also invest up to 100%, in the aggregate, of its net assets for temporary defensive purposes in taxable money instruments, all as discussed below.

In addition, the Funds may hold uninvested cash reserves pending investment during temporary defensive periods, or when, in the opinion of the Adviser, suitable tax-exempt obligations are unavailable. There is no percentage limitation on the amount of assets that may be held uninvested by the Funds. Uninvested cash normally will not represent a significant portion of a Fund’s assets.

Convertible Securities

The Core Equity, Growth, Value, MidCap Growth, Asset Allocation, International Equity and Bond Funds may invest in convertible securities, including bonds, notes and preferred stock that may be converted into common stock either at a stated price or within a specified period of time. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in the corporate capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

In selecting convertible securities, the Adviser will consider, among other factors, its evaluation of the creditworthiness of the issuers of the securities, the interest or dividend income generated by the securities, the potential for capital appreciation of the securities and the underlying stocks, the prices of the securities relative to other comparable securities and to the underlying stocks, whether the securities are entitled to the benefits of sinking funds or other protective conditions, the issuer diversification of a Fund and whether the securities are rated by Moody’s, S&P or another nationally recognized statistical rating organization (“NRSRO”) and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying stock while holding fixed income securities.

Corporate Debt Obligations

The International Equity, Asset Allocation and Bond Funds may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations.

Foreign Currency Transactions

In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the International Equity Fund and Asset Allocation Fund are authorized to enter into foreign currency exchange transactions either on a spot (i.e., cash basis) at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather may allow a Fund to establish a rate of exchange for a future point in time. The Funds may also enter into foreign currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by a Fund. In addition, the Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Adviser believes that there is a pattern of correlation between the two currencies.

The Funds may enter into forward foreign currency exchange contracts in several circumstances. When entering into a contract for the purchase or sale of a security, a Fund may enter into a contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

In order to reduce risk, when the Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, the Funds may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of a Fund’s securities denominated in such foreign currency. Similarly, when the securities held by a Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will generally not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. While forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains that might result from changes in the value of such currency. The Funds will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars. In addition, the Adviser may enter into foreign currency exchange transactions for the Funds for non-hedging purposes when the Adviser anticipates that the foreign currency will appreciate or depreciate in value.

A separate account consisting of cash or liquid assets, equal to the amount of a Fund’s assets that could be required to consummate forward contracts will be established with the Fund’s Custodian, except to the extent the contracts are otherwise “covered.” For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is “covered” if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund’s price to sell the currency. A forward contract to buy a foreign currency is “covered” if a Fund holds a forward contract (or put option) permitting the Funds to sell the same currency at a price as high as or higher than the Fund’s price to buy the currency.

Foreign Investments

As discussed above, the Value, Growth, MidCap Growth, Core Equity, International Equity and Bond Funds may invest up to 10%, 10%, 10%, 10%, 100% and 20%,

respectively, of their total assets in securities issued by foreign issuers, including ADRs and, in the case of the International Equity Fund, EDRs and GDRs, wherever organized (together, “Foreign Securities”). The Asset Allocation Fund may also invest in Foreign Securities. In considering whether to invest in Foreign Securities, the Adviser and Sub-Adviser will consider such factors as the characteristics of the particular issuer, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the issuer is located.

Investment in Foreign Securities involves special risks including market risk, foreign currency risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States. Market risk involves the possibility that stock prices will decline over short or extended periods. Stock markets tend to be cyclical, with alternate periods of generally rising and generally declining prices. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a Foreign Security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. An increase in foreign interest rates or a decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in Foreign Securities, which are in addition to the usual risks inherent in domestic investments. Investment in Foreign Securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political and economic instability. Future political and economic developments, the possible imposition of withholding taxes, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

The International Equity and Bond Funds may invest up to 100% and 20%, respectively, of their total assets in foreign debt and in the securities of foreign governments. The Asset Allocation Fund may also invest in such foreign debt and securities. The risks of such investments include the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate and may not honor investments by U.S. entities or citizens.

The Core Equity, Growth, Value, MidCap Growth, Asset Allocation and International Equity Funds may invest in ADRs. ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADR prices are denominated in U.S. dollars while the securities underlying an ADR are normally denominated in a foreign currency. Some ADRs may not be sponsored by the issuing institution. A non-sponsored depositary may not be required to disclose material information that a sponsored depositary would be required to provide under its contractual relationship with the issuer. Accordingly, there may not be a correlation between such information and the market value of such securities.

Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also may be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

To the extent that a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, the respective net currency positions of the International Equity Fund may expose it to risks independent of its securities positions. To the extent that a Fund is fully invested in Foreign Securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions. The Funds investing in Foreign Securities are also subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

Futures Contracts and Related Options

The Core Equity, Growth, Value, MidCap Growth, Asset Allocation, International Equity, Bond, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable) for hedging purposes or to seek to increase total return. The International Equity Fund may also invest in currency futures contracts and options on foreign currencies. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge effectively.

Successful use of futures by a Fund is also subject to the Adviser’s ability to predict correctly movements in the direction of the underlying security or index. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities that it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices, which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

A Fund may not purchase or sell futures contracts or options on futures contracts to increase total return unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of the total assets of the Fund.

Hybrid Instruments

The International Equity Fund may invest up to 10% of its total assets, and the Asset Allocation Fund may also invest in hybrid instruments. Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or depositary instruments (hereinafter “Hybrid Instruments”). Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and a Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid

Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand of the Underlying Assets and interest rate movements. At various times Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities, including securities having legal or contractual restrictions on resale or no readily available market (including repurchase agreements, variable and floating rate instruments and time deposits with notice/termination dates in excess of seven days, stripped mortgage-backed securities (“SMBS”) issued by private issuers, interest rate and currency swaps and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the “1933 Act”)).

If otherwise consistent with its investment objective and policies, each Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Adviser determines, under guidelines approved by the Board of Trustees, that an adequate trading market exists. A Fund’s investment in Rule 144A securities could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Interest Rate Swaps, Floors and Caps

In order to hedge against fluctuations in interest rates, the Asset Allocation, Short-Term Government, Bond, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may opt to enter into interest rate and mortgage swaps and interest rate caps and floors. A Fund typically uses interest rate and mortgage swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio securities. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent that a specified index falls below (floor) or exceeds (cap) a predetermined interest rate. In a typical cap or floor arrangement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. Since interest rate swaps, mortgage swaps and interest rate caps and floors are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its interest rate swaps, mortgage swaps and interest rate caps and floors positions.

If a Fund enters into interest rate and mortgage swaps, it will do so only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and the Adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, do not treat them as being subject to the Funds’ borrowing restrictions. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate or mortgage swap is accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to such accrued excess, is maintained in a segregated account by the Fund’s Custodian.

The use of interest rate swaps, mortgage swaps, caps and floors is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values and interest rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

A Fund may not enter into any interest rate or mortgage swap or interest cap or floor transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either AA or A-1 or Aa or P-1 or better by S&P or Moody’s or the equivalent rating of another NRSRO or if unrated by such rating organizations, determined by the Adviser to be of comparable credit quality. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the relevant market. However, the staff of the SEC takes the position that swaps, caps and floors are illiquid for purposes of the Funds’ limitations on investments in illiquid securities.

Lending Securities

Each Fund may lend its portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal in value at all times to at least the market value of the securities loaned. Collateral for securities loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank that meets the investment standards defined as “money market instruments” below in “Temporary Investments.” When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash loan collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. Such loans will not be made if, as a result, the aggregate of all outstanding loans exceeds 33 1/3% of the value of a Fund’s total assets (including the value of the collateral received for the loan). There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

Mortgage Dollar Rolls

The Asset Allocation, Bond and Short-Term Government Funds may enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. A Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the case proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. A Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Adviser’s ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, each Fund proposes to treat mortgage dollar rolls as two separate transactions; one transaction involving the purchase of a security and a separate transaction involving a sale. No Fund currently intends to enter into mortgage dollar rolls that are accounted for as a financing.

Mortgage-Related and Asset-Backed Securities

The Bond and Short-Term Government Funds may invest 80% and 100%, respectively, of their total assets in mortgage-related securities and the Bond Fund may invest 80% of its total assets in asset-backed securities that are secured by entities such as the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. The Asset Allocation Fund may also invest in mortgage-related and asset-backed securities. Purchasable mortgage-related securities are represented by pools of mortgage loans assembled for sale to investors by various governmental agencies, which are described below, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because mortgages underlying securities are prone to prepayment in periods of declining interest rates. For this and other reasons, a mortgage-related security’s maturity may be shortened by unscheduled prepayments on underlying mortgages and, therefore, it is not possible to accurately predict the security’s return to a Fund. Mortgage-related securities provide regular payments consisting of interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

Mortgage-Related Securities.     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities in which the Bond and Short-Term Government Funds may invest include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities also include FNMA guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities also include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

A Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduit (“REMIC”) pass-through or participation certificates (“REMIC Certificates”). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential mortgage loans or mortgage pass-through securities (the “Mortgage

Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. The Funds do not intend to purchase residual interests.

Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs or REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates. PCs represent undivided interests in specified level payments, residential mortgages or participation therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on PCs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain PCs, referred to as “Gold PCs.”

The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and accordingly the life of the certificates, will be a function of current market rates and current conditions in the relevant housing markets. Estimated average life will be determined by the Adviser, and such securities may be purchased by the Bond Fund if the estimated average life is determined to be five years or less.

Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Bond Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because mortgages underlying securities are prone to prepayment in periods of declining interest rates. For this and other reasons, a mortgage-related security’s maturity may be shortened by unscheduled prepayments on underlying mortgages and, therefore, it is not possible to accurately predict the security’s return to the Funds. Mortgage-related securities provide regular payments consisting of interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.

Asset-Backed Securities.     The Asset Allocation and Bond Funds may purchase asset-backed securities issued by either governmental or non-governmental entities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Payment on asset-backed securities of a private issuer is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Each of these Funds may also invest in other types of asset-backed securities that may be available in the future.

The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected payments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of a Fund, the maturity of asset-backed securities will be based on estimates of average life.

Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates. Furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of a shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (e.g., credit card and automobile loan receivables as opposed to real estate mortgages). Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse against the entity that originated the loans or receivables. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, default may require repossession of the personal property of the debtor which may be difficult or impossible in some cases. Most issuers of automobile receivables permit the servicers to return possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the number of vehicles involved in a typical issuance and technical requirements under state law, the trustee for the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries of repossessed collateral may not, in some cases, be able to support payments on these securities.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities for the Fund. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described above under “Illiquid Securities.”

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity. In calculating the average weighted maturity of the Funds, the maturity of asset-backed securities will be based on estimates of average life.

Municipal Obligations

The Asset Allocation, Bond, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may invest in Municipal Obligations. The Bond Fund may invest up to 20% of its total assets in such securities. The other Funds may invest in Municipal Obligations without limit. Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

The two principal classifications of Municipal Obligations are “general obligation” and “revenue” issues, and the respective portfolios may also purchase “moral obligation” issues, which are normally issued by special purpose authorities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term “Municipal Obligations” if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer. There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

The Bond Fund may, when deemed appropriate by the Adviser in light of the Fund’s investment objective, invest in obligations issued by state and local governmental issuers. Dividends that are derived from the interest on Municipal Obligations generally would not be taxable to the Fund’s shareowners for federal income tax purposes.

Although the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds will invest most of their assets, under normal circumstances, in intermediate-term Municipal Obligations, the Funds may also purchase short-term project notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

Further, the Funds may purchase Municipal Obligations known as “certificates of participation,” which represent undivided proportional interests in lease payments by a governmental or non-profit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result, certificates of participation are not as liquid or marketable as other types of Municipal Obligations.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, under the federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor’s alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. The Trust cannot predict what legislation, if any, may be proposed or enacted in the future regarding the federal tax status of interest on such obligations or, with respect to the Missouri Tax-Free Intermediate Bond Fund, what legislation may be proposed in the Missouri Legislature relating to the status of the Missouri income tax on interest on Missouri Obligations or, with respect to the Kansas Tax-Free Intermediate Bond Fund, what legislation may be proposed in the Kansas Legislature relating to the status of the Kansas income tax on interest on Kansas Obligations. Such proposals, whether pending or enacted, might materially and adversely affect the availability of Municipal, Missouri or Kansas Obligations for investment by a particular Fund and the liquidity and value of its respective portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Certain of the Municipal Obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. The National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may, from time to time, invest more than 25% of their assets in Municipal Obligations covered by insurance policies.

Options Trading

Each of the Funds may purchase put and call options and may write covered call and secured put options, which will be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of securities subject to options written by the International Equity, Short-Term Government, Bond, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds will not exceed 5% of the respective Fund’s total assets. The Tax-Free Funds may not purchase or write options with respect to foreign currencies. The aggregate value of securities subject to options written by the Core Equity, Growth, Value and MidCap Growth Funds will not exceed 25% of the respective Fund’s total assets. Notwithstanding the foregoing, a Fund may not purchase or sell futures contracts or options on futures contracts to increase total return unless immediately after any such transaction, the aggregate amount of premiums paid for put options and the amount of margin deposits on existing futures positions do not exceed 5% of the total assets of a Fund.

Options may relate to particular securities and various stock indexes or currencies. This is a highly specialized activity that entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security increases or decreases, the option buyer’s risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by a Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

The Funds may write only “covered” call options on securities. The option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its Custodian) upon conversion or exchange of other securities held by it. A call option is also covered if a Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its Custodian.

A Fund’s obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., the same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series that will permit the Fund to make a closing purchase transaction in order to close out its position.

When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

As noted previously, there are risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”), may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms. A Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Successful use of options by a Fund is subject to the Adviser’s ability to correctly predict movements in the direction of stock prices, interest rates and other economic factors.

Passive Foreign Investment Companies

The International Equity and Asset Allocation Funds may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such entities have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Fund’s expenses (management fees and operating expenses), shareowners will also indirectly bear similar expenses of such entities. Capital gains on the sale of such holdings are considered ordinary income regardless of how long a Fund held its investment. In addition, a Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareowners.

To avoid such tax and interest, the Funds intend to treat these securities as sold on the last day of their fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The Funds will be required to distribute any resulting income even though it has not sold the security and received cash to pay for such distributions.

Portfolio Turnover

The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average market value of the portfolio securities. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Fund turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Fund turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective. Higher portfolio turnover rates could hinder performance due to higher expenses and increased taxes realized by a Fund.

Ratings of Securities

Investment-grade obligations are those rated at the time of purchase AAA, AA, A or BBB by S&P, Aaa, Aa, A or Baa by Moody’s or which are similarly rated by another NRSRO (including Fitch) or are unrated but deemed by the Adviser to be comparable in quality to instruments that are so rated. Obligations rated BBB by S&P, Baa by Moody’s or the equivalent rating of another NRSRO are considered to have speculative characteristics and are subject to greater credit and market risk than securities rated in the top three investment-grade categories.

Subsequent to their purchase by the Bond, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds, a Fund’s portfolio securities may be downgraded below investment grade or may be deemed by the Adviser to be no longer comparable to investment-grade securities. Up to 5% of the Bond Fund’s portfolio securities may represent securities downgraded below investment grade. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. See Appendix A for a description of applicable debt ratings.

The International Equity Fund may also hold foreign or domestic money market instruments and domestic securities rated at the time of purchase in one of the three highest investment-grade categories by Moody’s, S&P or another NRSRO. The Fund does not intend to purchase unrated debt obligations. In an event that the rating of any security held by the Fund falls below the required rating, the Sub-Adviser will dispose of the security unless it appears this would be disadvantageous to the Fund.

The ratings of Moody’s, S&P and Fitch, as NRSROs, represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in conjunction with the particular Fund’s investment policy when determining whether the Fund should continue to hold the obligation.

The payment of principal and interest on most securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its debt securities may be materially adversely affected by litigation or other conditions.

Attached to this Statement of Additional Information is Appendix A, which contains descriptions of the rating symbols used by NRSROs for securities in which the Funds may invest.

Repurchase Agreements

Each Fund may enter into repurchase agreements under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with a Fund’s Custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by the Adviser. If the seller under the repurchase agreement defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by a Fund may be delayed or limited.

The repurchase price under the repurchase agreements described in the Funds’ Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds’ Custodian (or sub-Custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements

Each Fund may borrow money for temporary purposes by entering into transactions called reverse repurchase agreements. Under these agreements, a Fund sells portfolio securities to a financial institution (such as a bank or broker-dealer) and agrees to buy them back later at an agreed upon time and price. When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account cash or liquid assets that have a value equal to or greater than the repurchase price. The account is then continuously monitored by the Adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements involve the risk that the value of portfolio securities a Fund relinquishes may decline below the price the Fund must pay on the repurchase date. A Fund will only enter into reverse repurchase agreements to avoid the need to sell its securities to meet redemption requests during unfavorable market conditions. As reverse repurchase agreements are deemed to be borrowings by the SEC, each Fund is required to maintain continuous asset coverage of 300%. Should the value of a Fund’s assets decline below 300% of borrowings, a Fund may be required to sell portfolio securities within three days to reduce the Fund’s debt and restore 300% asset coverage.

Rights Offerings and Warrants

The Value, Growth, MidCap Growth, Asset Allocation, Core Equity and International Equity Funds may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the expiration of the rights and warrants. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. A Fund will not invest more than 10% of its net assets, taken at market value, in warrants. Warrants acquired by a Fund in units or attached to other securities are not subject to this restriction.

Securities Issued by Other Investment Companies

Each Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. The Asset Allocation Fund may invest in securities of other investment companies pursuant to an exemptive order issued by the SEC. Each Fund other than the Asset Allocation Fund currently intends to limit its investments so that, as determined immediately after a purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Fund and other investment companies advised by the Adviser, or any affiliate of Commerce Bancshares, Inc. As a shareowner of another investment company, a Fund would bear, along with other shareowners, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations and may represent a duplication of fees to shareowners of the Fund.

Each of the Core Equity, Growth, Value, MidCap Growth and Asset Allocation Funds may invest in Standard & Poor’s Depositary Receipts (“SPDRs”). SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). There is a 5% limit based on total assets on investments by any one Fund in SPDRs. The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

Special Considerations Regarding Investment in Missouri Obligations

The following discussion highlights some of the more important economic and financial trends and considerations affecting Missouri Obligations and is based on information from official statements, prospectuses and other publicly available documents relating to, among other things, securities offerings of the State of Missouri, its agencies and instrumentalities, as available on the date of this Statement of Additional Information. The Commerce Funds has not independently verified any of the information contained in such statements or other documents.

Missouri’s population was 5,672,579 on July 1, 2002 according to the Population Estimates Program, Population Division, U.S. Bureau of the Census, which represented an increase of 0.6% from the 2001 estimate and 1.4% from the 2000 decennial census of 5,595,211 inhabitants compared to the national average of 2.5% growth over the same eighteen month period. According to the 2000 census, St. Louis and the surrounding metropolitan area constituted the 18th largest Metropolitan Statistical Area (MSA) in the nation with approximately 2.6 million inhabitants, more than half of which were Missouri residents. St. Louis is located on the eastern boundary of the State on the Mississippi River and is a distribution center and an important site for banking and manufacturing activity. Anchoring the western boundary is Kansas City, which is Missouri’s second largest metropolitan area. According to the 2000 census, Kansas City was the 26th largest MSA nationally with approximately 1.77 million inhabitants, more than half of which were Missouri residents. Kansas City is a major agri-business center for the United States and is an important center for finance and industry. Springfield, St. Joseph, Joplin and Columbia are also important population and industrial centers in the State. Missouri’s personal income rose by 3.3% during calendar year 2001, which approximated national personal income growth. This number was sharply reduced from the previously estimated 6.9% Missouri and 8.0% national growth rates, reflecting a weakened Missouri and national economy. Missouri ranked eighteenth in personal income and forty-fourth in per capita spending in 2001. Personal income in Missouri (as in the United States) is expected to grow at a reduced rate in 2003. Missouri’s employment stood at 2,797,765 at the end of December 2002, down 3,296 from December 2001. At the end of December 2002 and December 2001, the State unemployment rate was a seasonally-adjusted 4.9%. The national unemployment rate was 6.0% at the end of December 2002.

The major sectors of the State’s economy include agriculture, manufacturing, trade, government and services. Farming has traditionally played a dominant role in the economy and yielded a large portion of the State’s revenues. Although the concentration in farming remains above the national average, with increasing urbanization, significant income-generating activity has shifted from agriculture to manufacturing and services. Earnings and employment are distributed among the manufacturing, trade and service sectors in a close approximation of the average national distribution, thus lessening the State’s cyclical sensitivity to impact by any single sector. In 2002, services, including health care services, represented the single most significant non-agriculture economic activity (excluding government), with wholesale and retail trade ranking second and manufacturing ranking third. As of October 2002, these three economic sectors accounted for approximately 66.2% of the State’s nonagricultural employment. Manufacturing, which accounts for approximately 13.5% of nonagricultural employment, is concentrated in industrial machinery, transportation equipment and other durable goods. From March 2001 to December 2002, Missouri lost approximately 13,500, or 10.6%, of its manufacturing jobs compared to an 8.3% reduction in this sector nationally, and this trend is expected to continue, with some regionally significant manufacturing facilities identified for closure before 2010. To the extent that the economy suffers a recession (including the current recession), the manufacturing sector, in particular, could be adversely affected.

Defense-related businesses play an important role in Missouri’s economy. In addition to the large number of civilians employed at the various military installations and training bases in the State, aircraft production and defense-related businesses receive sizeable annual defense contract awards. In 2002, Missouri ranked seventh among the states in Department of Defense contract awards compared to a ranking of sixth in 1998. There may be further changes in the levels of military appropriations, and, to the extent that further changes in military appropriations are enacted by the United States Congress, Missouri could be affected disproportionately. It is impossible to determine what effect, if any, continued consolidation in the defense-related industries will have on the economy of the State.

Two areas of strength in the national economy, home building and vehicle sales, have recently shown signs of weakening. If vehicle sales continue to fall and inventories accumulate, production could be cut back, putting the jobs of about 33,000 Missouri workers in motor vehicle-related businesses, including vehicle manufacturing, at risk. Similarly, if sales weaken in the home building industry, production could be cut back, causing additional job losses in Missouri. Any shift or loss of production operations now conducted in Missouri in either industry could have a negative impact on the economy of the State.

Limitations on State debt and bond issues are contained in Article III, Section 37 of the Constitution of Missouri. Pursuant to this section, (1) the General Assembly may issue general obligation bonds solely to refund outstanding bonds (provided that the refunding bonds must mature within 25 years of issuance); (2) the General Assembly upon the recommendation of the Governor to incur a temporary liability by reason of unforeseen emergency or of deficiency in revenue, may issue bonds in an amount not to exceed $1 million for any one year (must be paid within 5 years of issuance); and (3) the General Assembly, or the people by initiative, may submit a proposition to incur temporary indebtedness greater than $1 million by reason of unforeseen emergency or of deficiency in revenue, and the bonds may be issued if approved by a majority of those voting (such bonds must be retired serially and by installment within 25 years of issuance). Before any bonds are issued pursuant to Section 37, the General Assembly must make provisions for the payment of principal and interest and may provide for an annual tax on all taxable property in an amount sufficient for that purpose.

Certain water pollution bonds and State building bonds are also authorized pursuant to Section 37(b)-(h), inclusive. In 1971, Missouri voters approved a constitutional amendment providing for the issuance of $150 million of general obligation bonds for the protection of the environment through the control of water pollution. In 1979, voters approved a constitutional amendment authorizing an additional $200 million of State Water Pollution Control Bonds. In 1982, State voters approved a constitutional amendment authorizing the issuance of $600 million of Third State Building Bonds. Proceeds from the Third State Building Bonds are used to provide funds for improvement of State buildings and property, including education, mental health, parks, corrections and other State facilities, and for water, sewer, transportation, soil conservation and other economic development projects. In 1988, and as amended in 1998, Missouri voters approved a constitutional amendment authorizing the issuance of bonds in the aggregate sum of $275 million for controlling water pollution and making improvements to drinking water systems. In 1994, state voters approved a constitutional amendment authorizing the issuance of $250 million Fourth State Building Bonds. Proceeds from the Fourth State Building Bonds fund the rebuilding of institutions of higher education, land acquisition, construction or purchase of buildings, and planning, furnishing, equipping and landscaping such improvements and buildings. In 1998, voters approved a constitutional amendment authorizing the issuance of bonds in the aggregate sum of $100 million for the purpose of providing rural water and sewer grants and loans, including grants for the establishment of water supply hook-ups in unincorporated areas of any county to water supplies.

In 1998, voters approved a constitutional amendment authorizing the issuance of bonds in the aggregate amount of $200 million for the purpose of providing funds for providing stormwater control plans, studies and projects in certain counties and cities.

Article III, Section 36 of the Constitution of Missouri requires that the General Assembly appropriate the annual principal and interest requirements for outstanding general obligation bonds before any other appropriations are made. Such amounts must be transferred from the General Revenue Fund to bond interest and sinking funds. Authorization for these transfers, as well as the actual payments of principal and interest, are provided in the first appropriation bill of each fiscal year.

In addition to general obligation bonds, the Missouri legislature has established numerous entities as bodies corporate and politic, which are authorized to issue bonds to carry out their corporate purposes.

General revenue collections, net of refunds, in fiscal year 2002 were $6,211 million, 3.5% below fiscal year 2001 net general revenue collections, the first such decline since 1955. This trend is expected to continue in fiscal year 2003, where it is estimated that the State will collect less than $6,015 million, including $436 million of non-recurring revenue, a 3.2% decrease in net general revenue collections, representing an estimated budget shortfall of approximately $290.5 million. The current estimate for fiscal year 2004 net general revenue collections, based upon a projected 2.5% growth in 2004 net general revenue collections over the projected final fiscal year 2003 estimate, results in a $140.8 million shortfall from the amount of collections needed to support the approved fiscal year 2003 budget. Federal tax cuts implemented in 2001 and 2002, and those currently proposed for implementation by the President are expected to substantially reduce Missouri revenues.

Article X, Section 16-24 of the Constitution of Missouri (the “Tax Limitation Amendment”) imposes a limit on the amount of taxes and other revenue enhancement charges such as user fees which may be imposed by the State or a political subdivision in any fiscal year. This limit is tied to total State revenues for the fiscal year ended June 30, 1981, as defined in the Tax Limitation Amendment, and adjusted annually, in accordance with the formula set forth in the amendment. Under that formula, the revenue limit (the “Revenue Limit”) for any fixed year equals the product obtained by multiplying (i) the ratio of total state revenues in fiscal year 1980-1981 divided by the aggregate personal income received by persons in Missouri from all sources (“Personal Income of Missouri”) in calendar year 1979, times (ii) the Personal Income of Missouri in either the calendar year prior to the calendar year in which appropriations for the fiscal year for which the calculation is being made, or the average of Personal Income of Missouri in the previous three calendar years, whichever is greater. If the Revenue Limit is exceeded by 1% or more in any fiscal year, a refund of the excess revenues collected by the State is required. If the excess revenues collected are less than 1%, then the excess is not refunded but is transferred to the General Revenue Fund. The details of the Tax Limitation Amendment are complex and clarification from subsequent legislation and judicial decisions may be necessary for the Tax Limitation Amendment to be fully implemented. The Revenue Limit can be exceeded only if the General Assembly approves by a two-thirds vote of each house an emergency declaration as requested by the Governor. The Revenue Limit does not apply to taxes imposed for payment of principal and interest on bonds that have been approved by the voters, as authorized by the Missouri Constitution. In 1999, total state revenues exceeded the total state revenue limit by $98.9 million, the entire amount of which was refunded to Missouri taxpayers in calendar year 2000. In fiscal years 2001 and 2002, total state revenues did not exceed the total state revenue limit. The Missouri Office of Administration projects that in fiscal year 2003 and 2004, total state revenues will not exceed the total state revenue limit.

In addition to the Revenue Limit, the General Assembly is prohibited without voter approval from increasing taxes or fees in any fiscal year that in total produces new annual revenues greater than $50 million, adjusted annually by the percentage change in the personal income of Missouri for the second previous fiscal year, or 1% of total state revenue for the previous fiscal year prior to the General Assembly action, whichever is less. The Tax Limitation Amendment could adversely affect the repayment capabilities of certain non-general obligation issues if payment is dependent upon increases in taxes or appropriations by the State’s General Assembly.

Special Considerations Regarding Investment in Kansas Obligations

Because the Kansas Tax-Free Intermediate Bond Fund will concentrate its investments in Kansas Municipal Obligations, it may be affected by political, economic or regulatory factors that may impair the ability of Kansas issuers to pay interest on or to repay the principal of their debt obligations. Kansas Municipal Obligations may be subject to greater price volatility than municipal obligations in general as a result of the effect of supply and demand for these securities which, in turn, could cause greater volatility in the value of the shares of the Fund.

The following information as to certain Kansas risk factors is only a brief summary of the factors affecting the financial condition of the State of Kansas, it does not purport to be a complete description and is based on information from official statements relating to municipal obligations issued by the State of Kansas.

Kansas ranks as the 14th largest state in terms of size with an area in excess of 82,000 square miles. As of July, 2002, the population is estimated to be 2,715,884, which is a 0.5% increase from July 2001. In comparison, the growth in population in the U.S. was 1.1% over this one-year period.

Growth in the State’s trade, services and manufacturing sectors has decreased the historical dominance of agriculture on the State economy. Employment growth in Kansas has been bolstered by strong growth in construction services and government. The State’s robust economic expansion tapered off late in 2001 and continued to lag in 2002, but is projected to recover at a moderate rate in 2003. Personal income grew from $25,049 in 1999 to $29,356 in 2001. Per capita income stands at about 95% of the national median.

The State’s average monthly unemployment rate was 4.2% in December 2002; a decrease from its peak of 5.5% in 1993.

The Kansas State Treasury does not issue general obligation debt. The State instead relies on revenue and lease financing through the Department of Transportation (KDOT) and the Development Finance Authority (KDFA). KDFA provides financing for various public purpose projects including prison construction, state offices, energy conservation and university facilities. The ratings for recent KDOT bonds are Aa2, AA+ and AA. KDFA ratings vary across underlying purpose and when not insured are generally rated A or better by the major rating agencies.

Obligations of issuers of Kansas Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bank Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress or the Kansas legislature or by referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation, litigation involving the taxation of municipal obligations or the rights of municipal obligation holders, or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Kansas Municipal Obligations may be materially affected.

The following information is a brief summary of particular Kansas State factors affecting the Kansas Tax-Free Intermediate Bond Fund and does not purport to be a complete description of such factors. The financial condition of the State, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of the Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. Further, the State faces numerous forms of litigation seeking significant damages which, if awarded, may adversely affect the financial situation of the State or issuers located in such state. It should be noted that the creditworthiness of obligations issued by local issues may be unrelated to the creditworthiness of a state, and there is no obligation on the part of the state to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by a state. The information contained below is based primarily upon information derived from state official statements, Certified Annual Financial Reports, state and industry trade publications, newspaper articles, other public documents relating to securities offerings of issuers of such states, and other historically reliable sources. It has not been independently verified by the Fund. The Fund makes no representation or warranty regarding the completeness or accuracy of such information. The market value of shares of the Fund may fluctuate due to factors such as change in interest rates, matters affecting a particular state, or for other reasons.

The major economic trends indicate that nominal personal income in Kansas grew 5.0 percent in 2001. Over the course of 2002, the number of employed workers increased by 69,267 while the number of unemployed also increased 6,382. Kansas has been feeling the effects of the national slowdown; however, modest growth is expected in 2003.

The Governor is statutorily mandated to present spending recommendations to Legislature. “The Governor’s Budget Report” reflects expenditures for both the current and upcoming fiscal years and identifies the sources of financing for those expenditures. The Legislature uses “The Governor’s Budget Report” as a guide as it appropriates the money necessary for state agencies to operate. Only the Legislature can authorize expenditures by the State of Kansas. The Governor recommends spending levels, while the Legislature chooses whether to accept or modify those recommendations. The Governor may veto legislative appropriations, although the Legislature may override any veto by two-thirds majority vote.

The State “fiscal year” runs from July 1 to the following June 30 and is numbered for the calendar year in which it ends. The “current fiscal year” is the one which ends the coming June. The “actual fiscal year” is the year that concluded the previous June. The “budget year” refers to the next fiscal year, which begins the July following the Legislature’s adjournment.

By law, “The Governor’s Budget Report” must reflect actual year spending, the Governor’s revised spending recommendations for the current fiscal year, state agency spending requests for budget year, and the Governor’s spending recommendations for the budget year. The budget recommendations cannot include the expenditure of anticipated income attributable to proposed legislation.

The State of Kansas finances a portion of its capital expenditures with various debt instruments. Of capital expenditures that are debt-financed, revenue bonds and loans from the Pooled Money Investment Board finance most capital improvements for buildings, and certificates of participation and “third-party” financing pay for most capital equipment. The Kansas Constitution makes provision for the issuance of general obligation bonds subject to certain restrictions; however, no bonds have been issued under this provision for many years. No other provision of the Constitution or State statute limits the amount of debt that can be issued.

Most State debt is issued through the Kansas Development Finance Authority, an independent instrumentality of the State created in 1987 for the primary purpose of enhancing the ability of the State to finance capital improvements and improving long term capital markets for State agencies, political subdivisions, public and private nonprofit organizations and businesses.

Although the State of Kansas has no general obligation debt rating, some recent bond issues have been rated. Recent revenue bonds issued by the Kansas Development Finance Authority for State agencies received ratings of Aa3 and AA+ from Moody’s and Standard & Poor’s respectively. Recent fixed rate bonds issued by the Kansas Department of Transportation were rated Aa2 from Moody’s, AA from Fitch and AA+ from Standard & Poor’s.

Standard & Poor’s recently affirmed an issue credit rating of AA+ to the State of Kansas. Standard & Poor’s credit rating reflects the state’s credit quality in the absence of general obligation debt. Other credit factors include a very low debt burden with no significant future capital needs, a broadening and diversified economy that has demonstrated strong performance and declining unemployment, and conservative fiscal management and sound financial operations, with ample statutorily mandated cash reserves.

The Kansas Department of Transportation issues debt to finance highway projects. The 2001 legislature increased the bonding authority effective July 1, 2001, and the Department has the authority to issue $597,000,000 of additional bonds. At June 30, 2002, outstanding principal indebtedness on highway revenue bonds and highway revenue refunding bonds was $1,378,050,000. This debt is to be retired by fiscal year 2020. Subsequent to June 30, 2002, the Department issued three refunding transactions (Refunding Bonds Series 2002A-C) to reduce debt service costs and entered into an interest rate swap through Series 2002D to refund 1993 bonds.

Of the total State budget, debt service constituted 0.9% in 2000, 1.0% in 2001 and 0.95% in 2002.

Stand-By Commitments

The Asset Allocation, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may acquire stand-by commitments with respect to Municipal Obligations held within their respective portfolios. Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund’s option, specified Municipal Obligations at their amortized cost value to a Fund plus accrued interest, if any. Stand-by commitments may be sold, transferred or assigned by a Fund only with the underlying instrument.

The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities that are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

The Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Adviser’s opinion, present minimal credit risks. The Funds’ reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer’s assets, liabilities, contingent claims and other relevant financial information.

The Funds would acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments acquired by a Fund would be valued at zero in determining net asset value.

Stripped Securities

The Federal Reserve has established an investment program known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” The Asset Allocation and Bond Funds may purchase securities registered under this program. This allows a Fund to be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. The Treasury Department has, within the past several years, facilitated transfers of such securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system.

In addition, the Bond and Asset Allocation and Bond Funds may acquire U.S. Government Obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Investments by the Bond Fund in these securities will not exceed 5% of the value of the Fund’s total assets. Having separated the interest coupons from the underlying principal of the U.S. Government Obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government Obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

Although stripped securities do not pay interest to their holders before they mature, federal income tax rules require a Fund each year to recognize a part of the discount attributable to a security as interest income. This income must be distributed along with the other income a Fund earns. To the extent shareowners request that they receive their dividends in cash rather than reinvesting them, the money necessary to pay those dividends must come from the assets of a Fund or from other sources such as proceeds from sales of Fund shares and/or sales of portfolio securities. The cash so used would not be available to purchase additional income-producing securities, and a Fund’s current income could ultimately be reduced as a result.

In addition, the Asset Allocation and Bond Funds may purchase SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. SMBS, in particular, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund’s per share net asset value.

Temporary Investments

Each of the Funds may assume a temporary defensive position at times when the Adviser believes such a position is warranted by uncertain or unusual market conditions. Such a position would allow a Fund to deviate from its fundamental and non-fundamental policies. Each Fund may invest for temporary defensive purposes up to 100% of its total assets in cash or cash equivalent short-term obligations including “money market instruments,” a term which includes, among other things, bank obligations, commercial paper and notes, U.S. Government Obligations, foreign government securities (if permitted) and repurchase agreements. “Money market investments” also include, for purposes of the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds, corporate bonds with remaining maturities of 397 days or less. Only the International Equity, Asset Allocation and Bond Funds may invest in foreign debt securities.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Bank obligations also include obligations of foreign banks or foreign branches of U.S. banks. Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Adviser deems the investment to present minimal credit risks, such investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

Certificates of deposit issued by domestic branches of domestic banks do not benefit materially, and certificates of deposit issued by foreign branches of domestic banks do not benefit at all, from insurance from the Federal Deposit Insurance Corporation.

Both domestic banks and foreign branches of domestic banks are subject to extensive governmental regulations that may limit both the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and costs of funds for the purpose of financing and lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

The International Equity Fund may also hold foreign or domestic money market instruments and debt securities rated at the time of purchase in one of the three highest investment-grade categories by Moody’s, S&P or another NRSRO. The Fund does not intend to purchase unrated debt obligations. In the event that the rating of any security held by the Fund falls below the required rating, the Sub-Adviser will dispose of the security unless it appears this would be disadvantageous to the Fund.

Investments by the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds in taxable commercial paper will consist of issues that are rated A-1 or better by S&P, Prime-1 by Moody’s or the equivalent rating of another rating agency. Commercial paper may include variable and floating rate instruments.

When the Adviser pursues a temporary defensive strategy, the Funds may not profit from favorable developments that would have been available if the Funds were pursuing their normal investment strategies. In addition, when the Adviser uses a defensive strategy, the Funds will not be pursuing their investment objectives.

U.S. Government Obligations

As stated in the Prospectuses, pursuant to their respective investment objectives, the Funds may invest in obligations of the United States Government (“U.S. Government Obligations”). Examples of the types of U.S. Government Obligations which may be held by the Funds, in addition to those listed in the Prospectuses, include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S.

Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

U.S. Government Obligations purchased by the Short-Term Government Fund with nominal remaining maturities in excess of five years that have variable or floating interest rates or demand or put features may nonetheless be deemed to have remaining maturities of five years or less so as to be permissible investments as follows: (a) a government security with a variable or floating rate of interest will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) a government security with a demand or put feature that entitles the holder to receive the principal amount of the underlying security at the time of or sometime after the holder gives notice of demand or exercise of the put will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand or exercise of the put; and (c) a government security with both a variable or floating rate of interest as described in clause (a) and a demand or put feature as described in clause (b) will be deemed to have a maturity equal to the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand or exercise of the put.

U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. The Short-Term Government Fund, however, will not necessarily hold its securities to maturity. Generally, the market value of securities not held to maturity can be expected to vary inversely to changes in prevailing interest rates. In addition, neither the U.S. Government, nor any agency or instrumentality thereof has guaranteed, sponsored or approved the Short-Term Government Fund or its shares. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Variable and Floating Rate Instruments

The Funds may purchase variable rate and floating rate obligations issued by corporations, industrial development authorities and governmental entities. Such instruments are frequently not rated by credit rating agencies. However, in determining the creditworthiness of unrated variable and floating rate instruments and their eligibility for purchase by the Funds, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument.

While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, a Fund may, from time to time as specified in the instrument, demand payment in full of the principal of the instrument or may resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligations during periods that a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss. Variable and floating rate instruments with no active secondary market and with notice/termination dates in excess of seven days will be included in the calculation of a Fund’s illiquid assets.

Variable and floating rate demand instruments acquired by the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may include participations in Municipal Obligations purchased from and owned by financial institutions (primarily banks). Participation interests provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days’ notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

When-Issued Purchases and Forward Commitments

Each Fund may purchase securities on a when-issued basis or enter into forward commitment transactions. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in market prices or in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield or price obtained in a transaction (and therefore the value of the security) may be less favorable than the yield or price (and therefore the value of the security) available in the market when the securities delivery takes place. When a Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, the Funds’ Custodian will set aside cash or liquid assets, as permitted by applicable law, equal to the amount of the purchase or the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to meet this requirement. The market value of the separate account will be monitored and if such market value declines, the Fund will be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments. Because a Fund will set aside cash or liquid assets, as permitted by applicable law, in the manner described, the Fund’s liquidity and ability to manage its portfolio might be affected in the event its when-issued purchases or forward commitments ever exceeded 25% of the value of its assets. The National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds will not invest more than 25% of their respective total assets in when-issued securities and forward commitments. In the case of a forward commitment to sell portfolio securities, the Custodian will hold the portfolio securities in a segregated account while the commitment is outstanding.

A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. No Fund intends to engage in when-issued purchases and forward commitments for speculative purposes. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases a Fund may realize a capital gain or loss.

When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund’s net asset value starting on the day that the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets, and fluctuations in the value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment remains in effect.

Zero Coupon Bonds

Each Fund may acquire zero coupon bonds. Such obligations will not result in the payment of interest until maturity and typically have greater price volatility than coupon obligations. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareowners and which, because no cash is received at the time of accrual, may require the liquidations of other portfolio securities to satisfy the Fund’s distribution obligations. These actions may occur under disadvantageous circumstances and may reduce a Fund’s assets, thereby increasing its expense ratio and decreasing its rate of return. Zero coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

INVESTMENT LIMITATIONS

Each Fund is subject to the investment limitations enumerated below. Those limitations that are designated as “fundamental” may not be changed with respect to a Fund without the approval of the lesser of (1) 67% of the Fund’s shares present at a meeting of shareowners if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares. Other restrictions in the form of non-fundamental policies are subject to change by The Commerce Funds’ Board of Trustees without shareholder approval. In addition, the Funds’ investment objectives are fundamental and may not be changed without shareowner approval. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of the fluctuation in the value of the Fund’s assets.

As a matter of fundamental policy, no Fund may:

1.     With respect to 75% of a Fund’s total assets: (i) invest more than 5% of a Fund’s total assets in the securities of any one issuer; (ii) invest more than 25% of a Fund’s total assets in the securities of issuers in any one industry; and (iii) hold more than 10% of the outstanding voting securities of any one issuer; provided that the foregoing does not apply to the Asset Allocation, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements fully collateralized by such securities are excepted from these limitations.

2.     Purchase or sell real estate, except that a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

3.     Make loans to other persons, except that the purchase of all or a portion of an issue of securities or obligations of the type in which a Fund may invest shall not be deemed to be the making of a loan, and except further that a Fund may enter into repurchase agreements in accordance with its investment objective and policies and may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets (including the value of the collateral for the loan).

4.     Borrow money, issue senior securities or pledge its assets, except that a Fund may borrow from banks and enter into reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets (including the amount borrowed) and pledge its assets to secure such borrowings, provided the Fund maintains asset coverage of at least 300% for all such borrowings. No Fund will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund’s investment practices are not deemed to be pledged for purposes of this limitation.

5.     Purchase securities on margin, except that (i) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (ii) a Fund may pay initial or variation margin in connection with futures and related option transactions, and (iii) this investment limitation shall not apply to a Fund’s transactions in futures contracts and related options or to a Fund’s transactions in securities on a when-issued or forward commitment basis.

6.     Underwrite securities of other issuers, except insofar as a Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (“Securities Act”) in purchasing and selling portfolio securities and except insofar as such underwriting would comply with the limits set forth in the 1940 Act.

7.     Purchase or sell commodities or contracts on commodities, except to the extent a Fund may do so in accordance with applicable law and a Fund’s current prospectus and statement of additional information, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodities Exchange Act.

As a matter of fundamental policy:

1.     Each of the Asset Allocation Fund, the National Tax-Free Intermediate Bond Fund, the Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund will limit its investments so that less than 25% of the Fund’s total assets will be invested in the securities of the issuers in any one industry. For purposes of this restriction, state and municipal governments and their agencies and instrumentalities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements fully collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not deemed to be industries in connection with the issuance of tax-exempt securities. Thus, these Funds may invest 25% or more of the value of their total assets in Municipal Obligations that are related in such a way that an economic, business or political development or change affecting one Municipal Obligation would also affect other Municipal Obligations. For example, these Funds may so invest in (a) Municipal Obligations the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) Municipal Obligations whose issuers are in the same state, or (c) industrial development obligations. A Fund will not purchase securities (except U.S. Government Obligations) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the total assets of the National Tax-Free Intermediate Bond Fund, and up to 50% of the total assets of the Missouri Tax-Free Intermediate Bond Fund and up to 50% of the total assets of the Kansas Tax-Free Intermediate Bond Fund, may be invested without regard to this 5% limitation (although not more than 25% of the Missouri Tax-Free Intermediate Bond Fund or Kansas Tax-Free Intermediate Bond Fund total assets will be invested in the securities of any one issuer). In addition, the Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund, with respect to 50% of their assets, will not hold more than 10% of the outstanding voting securities of any one issuer.

As a matter of non-fundamental policy, no Fund may:

1.     Purchase securities of other investment companies except (a) purchases which are part of a plan of merger, consolidation, reorganization, or acquisition, and (b) other purchases of the securities of investment companies only if the purchases are of open-ended, no-load funds, are conditioned on the waiver of management fees and further, if immediately thereafter (i) not more than 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) not more than 5% of the Fund’s total assets, taken at market value, would be invested in the securities of any one investment company, (iii) not more than 10% of the Fund’s total assets, taken at market value, would be invested in the aggregate in securities of investment companies as a group, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one investment company; provided that the foregoing does not apply to the Asset Allocation Fund.

2.     Make short sales of securities or maintain a short position, except that a Fund may make short sales against-the-box (defined as the extent to which a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short).

3.     Invest in illiquid securities if as a result more than 15% of its net assets would be invested in such securities.

4.     Invest in real estate limited partnership interests or participations or other direct interests in or enter into leases with respect to oil, gas or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of a Fund would be invested in such programs, except that a Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration of development activities.

5.     Write, purchase or sell puts, calls, straddles, spreads or combinations thereof with respect to more than 25% (5% with respect to the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds) of the value of its net assets.

As a matter of non-fundamental policy, the International Equity Fund and Asset Allocation Fund will engage in futures contracts and options thereon only for bona fide hedging, total return enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC. Initial margin deposits and premiums on options for non-hedging purposes will not equal more than 5% of the Fund’s net assets.

Any unaffiliated Underlying Fund in which the Asset Allocation Fund may invest will have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby allowing the Asset Allocation Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment restrictions and policies listed above. The investment restrictions of such unaffiliated Underlying Funds will be set forth in their respective prospectuses and Statements of Additional Information.

PRICING OF SHARES

The net asset value per share for each Fund of The Commerce Funds is calculated separately for Institutional and Service Shares by adding the value of all portfolio securities and other assets belonging to the Fund that are allocable to a particular class, subtracting the liabilities charged to such class of the Fund, and dividing the result by the number of shares outstanding of such class of the Fund. Assets that belong to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of The Commerce Funds not belonging to a particular investment portfolio. Assets belonging to a particular class of a Fund are charged with the direct liabilities of that class and with a share of the general liabilities of The Commerce Funds, which are normally allocated in proportion to the relative net asset values of all of The Commerce Funds’ investment portfolios at the time of allocation. Payments under The Commerce Funds’ Shareholder Administrative Services Plans for Institutional Shares and Service Shares are allocated to the Shares in proportion to the relative net asset values of the Funds. Payments under the Distribution Plan pursuant to Rule 12b-1 are applicable only to the Service Shares of the Funds.

In determining the net asset value of the Asset Allocation Fund, the net asset value of the Underlying Funds’ shares held by the Asset Allocation Fund will be their net asset value at time of computation. As stated in their Prospectuses, a Fund’s investments will be valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of The Commerce Funds’ Board of Trustees. A security that is primarily traded on a domestic securities exchange (including securities traded through the National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the current bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

The value of a Fund’s portfolio securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation, except when an occurrence subsequent to the time a value was so established is likely to have changed such value; then the fair value of those securities will be determined through consideration of other factors by or under the direction of The Commerce Funds’ Board of Trustees. Securities trading in over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m. Eastern time. In addition, European and Pacific Basin securities trading may not take place on all Business Days (as defined in the Prospectus). Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days that are not considered to be Business Days. The calculation of the net asset value of the Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 4:00 p.m. Eastern time, and at other times, may not be reflected in the calculation of net asset value of the Fund unless the Fund, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds are offered and sold on a continuous basis by The Commerce Funds’ Distributor, Goldman, Sachs & Co., acting as agent for The Commerce Funds. Service Shares of the Funds are sold to investors at the public offering price based on a Fund’s net asset value next determined after a purchase order is received plus a front-end sales charge as described in the Prospectus. Institutional Shares of the Funds are sold to investors at the net asset value next determined after a purchase order is received.

Institutional Shares are offered primarily to:

•	investors maintaining accounts at bank trust departments or trust companies, for funds held within those accounts, including institutions affiliated with Commerce Bancshares, Inc. and its subsidiaries (for example, Commerce Investment Advisers, Inc. clients, and individuals who have named a bank affiliated with Commerce Bancshares, Inc., as their primary personal representative or co-personal representative under their wills);
•	participants in employer-sponsored defined contribution plans when such plans offer The Commerce Funds as one of their investment options;
•	any investor who has been a continuous shareholder in The Commerce Funds since January 1, 1997 or before;
•	employees, directors, advisory directors, officers and retirees (as well as their spouses and legal dependents) of Commerce Bancshares, Inc., Goldman, Sachs & Co., State Street Bank and Trust Company and National Financial Data Services, Inc. or their subsidiaries or affiliates; and
•	financial planners, broker dealers and their clients.

Service Shares are offered primarily to:

•	individuals, corporations or other entities, purchasing for their own accounts or for the accounts of others, and to qualified banks, savings and loan associations, and broker/dealers on behalf of their customers; and
•	financial planners and their clients.

An illustration of the computation of the public offering price per share of the Service Shares of the Funds, based on the value of the total net assets and total number of shares outstanding on October 31, 2002, is as follows:

Public Offering Price

	Bond Fund Service	Asset Allocation Fund Service	Value Fund Service	Growth Fund Service	Core Equity Fund Service
Net Assets (in 000’s)	$1,371	$428	$567	$5,015	$40
Number of Shares Outstanding	71,765	23,139	31,393	290,361	3,204
Net Asset Value Per Share	$19.10	$18.48	$18.08	$17.27	$12.57
Sales Charge, 3.50 percent of offering price (3.63 percent of net asset value per share)	$0.69	$0.67	$0.66	$0.63	$0.46
Offering Price to Public	$19.79	$19.15	$18.74	$17.90	$13.03

	MidCap Growth Fund Service	International Equity Fund Service
Net Assets (in 000’s)	$1,203	$382
Number of Shares Outstanding	66,466	26,412
Net Asset Value Per Share	$18.10	$14.47
Sales Charge, 3.50 percent of offering price (3.63 percent of net asset value per share)	$0.66	$0.53
Offering Price to Public	$18.76	$15.00

	Short-Term Government Fund Service	National Tax-Free Intermediate Bond Fund Service	Missouri Tax-Free Intermediate Bond Fund Service	Kansas Tax-Free Intermediate Bond Fund Service
Net Assets (in 000’s)	$2,159	$23	$893	$2,121
Number of Shares Outstanding	113,279	1,137	45,354	111,433
Net Asset Value Per Share	$19.06	$19.68	$19.69	$19.03
Sales Charge, 2.00 percent of offering price (2.04 percent of net asset value per share)	$0.39	0.40	$0.40	$0.39
Offering Price to Public	$19.45	20.08	$20.09	$19.42

Additional Redemption Information

Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closing; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Commerce Funds may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

In addition to the situations described in the Prospectuses under “Redeeming Service Shares” and “Redeeming Institutional Shares,” as applicable, The Commerce Funds may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Funds as provided in the Prospectuses.

In an exchange, the redemption of shares being exchanged will be made at the per share net asset value of the shares to be redeemed next determined after the exchange request is received. The shares of the Fund to be acquired will be purchased at the per share net asset value of those shares (plus any applicable sales charge) next determined after acceptance of the purchase order by The Commerce Funds in accordance with its customary policies for accepting investments.

A Fund may make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act. In the event shares are redeemed for securities or other property, shareowners may incur additional costs in connection with the conversion thereof to cash. Redemption in kind is not as liquid as a cash redemption. Shareowners who receive a redemption in kind may receive less than the redemption value of their shares upon sale of the securities or property received, particularly where such securities are sold prior to maturity.

Retirement Plans

Profit-Sharing Plan.     The Commerce Funds, in conjunction with Commerce Bank, N.A., offer a profit-sharing plan (including a 401(k) option) (the “Profit-Sharing/401(k) Plan”) for use by both self-employed individuals (sole proprietorships and partnerships) and corporations who wish to use shares of the Funds as a funding medium for a retirement plan qualified under the Internal Revenue Code (the “Code”).

The Code provides certain tax benefits for contributions by a self-employed individual or corporation to the Profit-Sharing/401(k) Plan. For example, contributions to the Plan are deductible (subject to certain limits) and earnings on the contributions are not taxed until distributed. However, distribution of amounts from the Profit-Sharing/401(k) Plan to a participant before the participant attains age 59½ will (with certain exceptions) result in an additional 10% tax on the amount included in the participant’s gross income.

Individual Retirement Accounts.     The Commerce Funds, in conjunction with Commerce Bank, N.A., offer individual retirement accounts (the “Traditional IRA”) for use by individuals with compensation for services rendered (including earned income from self-employment) who wish to use shares of the Funds as a funding medium for individual retirement saving. The Code limits the amount an individual may contribute to a Traditional IRA and deductible contributions and earnings thereon are not subject to federal income tax until distributed. Except for rollover distributions, an individual who has attained, or will attain, age 70½ before the end of the taxable year may no longer contribute to a Traditional IRA held on his or her behalf. Distribution of an individual’s Traditional IRA assets (and earnings thereon) before the individual attains age 59½ will (with certain exceptions) result in an additional 10% tax on the amount included in the individual’s gross income.

The Commerce Funds, in conjunction with Commerce Bank, N.A., permit certain employers (including self-employed individuals) to make contributions to an employee’s Traditional IRA if the employer establishes a Simplified Employee Pension (“SEP”) plan. A SEP permits an employer to make discretionary contributions to all of its eligible employees’ Traditional IRAs equal to a uniform percentage of each employee’s compensation (subject to certain limits). The Code provides certain tax benefits to employers who contribute to an employee’s Traditional IRA pursuant to a SEP. For example, employer contributions to an employee’s Traditional IRA pursuant to a SEP are deductible (subject to certain limits) and the contributions and earnings thereon are not taxed until distributed.

The Commerce Funds, in conjunction with Commerce Bank, N.A., also have available a Roth Individual Retirement Account (the “Roth IRA”) for use by individuals with compensation for services rendered. Individuals whose adjusted gross income (“AGI”) is within the applicable income limitations (an AGI of up to $110,000 for a single individual and an AGI of up to $160,000 for married couples filing jointly) may contribute at any age to a Roth IRA for the individual and for his or her nonworking spouse. Roth IRA contributions are not deductible. Earnings on amounts contributed to a Roth IRA, however, may be withdrawn tax and penalty-free if the Roth IRA has been held for at least five years (beginning with the first tax year for which a contribution was made to any Roth IRA of the account owner) and the distribution is due to the account owner’s attainment of age 59½ or another qualifying event. Distributions which do not meet these criteria are generally subject to a 10% tax on the amount includible in gross income.

Savings Incentive Match Plan for Employees of Small Employers.     Finally, The Commerce Funds, in conjunction with Commerce Bank, N.A., offer a simplified tax-favored retirement plan for employees of small employers (a “SIMPLE IRA Plan”). Each eligible employee of an employer that maintains a SIMPLE IRA Plan may choose to defer a percentage of his or her pre-tax compensation to the employee’s SIMPLE individual retirement account (a “SIMPLE IRA”). The employer must generally make an annual, non-discretionary contribution to the SIMPLE IRA of each eligible employee. The Code provides certain tax benefits for contributions by an employer, pursuant to a SIMPLE IRA Plan, to an employee’s SIMPLE IRA. For example, these contributions are deductible (subject to certain limits) and not subject to federal income tax until distributed.

In the Profit-Sharing/401(k) Plan and in the IRAs available through the Funds, distributions of net investment income and capital gains will be automatically reinvested.

The foregoing brief descriptions are not complete or definitive explanations of the Profit-Sharing/401(k) Plan or IRAs available for investment in the Funds. In addition, the foregoing plans are not available for purposes of the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds. Any person who wishes to establish a retirement plan account may do so by contacting The Commerce Funds directly. The complete Plan and IRA documents and applications will be provided to existing or prospective shareowners upon request, without obligation. The Commerce Funds recommends that investors consult their attorneys or tax advisers to determine if the retirement programs described herein are appropriate for their needs.

CODE OF ETHICS

The Trust, Adviser, Sub-Adviser and Distributor have each adopted a code of ethics under Rule 17j-1 of the Act that permits their personnel who are subject to the code to invest in securities, including securities that may be purchased or held by the Funds.

DESCRIPTION OF SHARES

Under the Funds’ Trust Instrument, the shares of beneficial interest in The Commerce Funds shall be divided into such transferable shares of one or more separate and distinct series or classes of a series, as the Trustees shall from time to time create and establish. The Trustees may, from time to time and without vote of the shareowners, issue shares to a party or parties and for such amount and type of consideration and on such terms, subject to applicable law, as the Trustees may deem appropriate. The Trustees may issue fractional shares and shares held in treasury. Also, the Trustees may from time to time divide or combine the shares into a greater or lesser number without thereby changing the proportionate beneficial interests in The Commerce Funds. The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account.

Each of the Funds offers two classes of shares: Institutional Shares and Service Shares.

Fund shares have no preemptive rights and only such conversion and exchange rights as the Board of Trustees may grant in its discretion. All shares issued as described in the Prospectuses will be fully paid and non-assessable.

Each share of a series shall represent an equal beneficial interest in the net assets of such series. Each holder of shares of a series shall be entitled to receive distributions of income and capital gains, if any, which are made with respect to such series and which are attributable to such shares. Upon redemption of shares, such shareowner shall be paid solely out of the funds and property of such series of The Commerce Funds.

The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of shareowners of any series of The Commerce Funds, to establish and designate and to change in any manner any such series of shares or any classes of initial or additional series and to fix such relative preferences, voting powers, rights and privileges of such series or classes thereof as the Trustees may from time to time determine, to divide or combine the shares or any series or classes thereof into a greater or lesser number, to classify or reclassify any issued shares or any series or classes thereof into one or more series or classes of shares, and to take such other action with respect to the shares as the trustees may deem desirable.

In the event of a liquidation or dissolution of The Commerce Funds or an individual Fund, the Trustees may sell and convey all or substantially all of the assets of The Commerce Funds or any series to another entity or to a separate series of shares thereof, for adequate consideration. The sale or conveyance may include the assumption of all outstanding obligations, taxes and other liabilities and may include shares of beneficial interest, stock or other ownership interests. In the alternative, the Trustees may sell and convert into money all of the assets of The Commerce Funds or any series. After such actions, the Trustees will distribute the remaining proceeds or assets (as the case may be) of each series (or class) ratably among the holders of shares of those series then outstanding.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareowners of The Commerce Funds voting together in the aggregate without regard to a particular investment portfolio.

The shareowners have the power to vote only for the election of Trustees, for the removal of Trustees and with respect to such additional matters relating to The Commerce Funds as may be required by law, by the Trust Instrument, or as the Trustees may consider desirable. The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case any such matter shall be voted on by such class or classes. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the By-laws. A proxy may be given in writing, by telefax, or in any other manner provided for in the By-laws.

Special meetings of the shareowners of any series may be called by the Trustees and shall be called by the Trustees upon the written request of shareowners owning at least 10% of the outstanding shares entitled to vote. Whenever ten or more shareowners meeting the qualifications set forth in Section 16(c) of the 1940 Act seek the opportunity of furnishing materials to the other shareowners with a view to obtaining signatures on such a request for a meeting, the Trustees shall provide shareowners access to The Commerce Funds’ list of record shareowners or the mailing of such materials to such record shareowners, subject to the applicable provisions of the 1940 Act. Notice shall be sent by mail or such other means as determined by the Trustees at least 15 days prior to any such meeting. One-third of the shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a shareowners’ meeting, except that where any provision of law or of the Trust Instrument permits or requires that holders of any series shall vote as a series (or that holders of a class shall vote as a class), then one-third of the aggregate number of shares of that series (or that class) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series (or that class). Any action which may be taken by the shareowners of The Commerce Funds or of a series may be taken without a meeting if shareowners holding more than a majority of the shares entitled to vote, except when a larger vote is required by law or by any provision of the Trust Instrument, shall consent to the action in writing, provided that such action by written consent is approved by the Board of Trustees.

When used in the Prospectuses or in this Statement of Additional Information, a “majority” of shareowners of The Commerce Funds or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or a fundamental investment policy, the vote of the lesser of (1) 67% of the shares of The Commerce

Funds or the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of The Commerce Funds or the Fund.

The Trust Instrument provides that the Trustees, when acting in their capacity, will not be personally liable to any person other than The Commerce Funds or a beneficial owner for any act, omission or obligation of The Commerce Funds or any Trustee. A Trustee shall not be liable for any act or omission in his capacity as Trustee, or for any act or omission of any officer or employee of The Commerce Funds or of any other person or party, provided that nothing contained in the Trust Instrument or in the Delaware Business Trust law shall protect any Trustee against any liability to The Commerce Funds or to shareowners to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

ADDITIONAL INFORMATION CONCERNING TAXES

Federal Taxes

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year, so that each Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. A failure of an Underlying Fund to qualify as a regulated investment company could, in turn, cause the Asset Allocation Fund to fail to so qualify.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold a percentage of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. The withholding rate is 30% in 2003 and 29% in 2004.

The International Equity Fund.     It is expected that the International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareowner, which would allow each shareowner either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

Federal Tax-Exempt Information

Distributions of the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds (“Tax-Exempt Funds”) will generally constitute tax-exempt income for shareowners for federal income tax purposes. It is possible, depending upon the Funds’ investments, that a portion of the Funds’ distributions could be taxable to shareowners as ordinary income or capital gains, but the Funds do not expect that this will be the case.

For a Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund’s assets at the close of each quarter of the Fund’s taxable year must consist of exempt-interest obligations.

An investment in a Tax-Exempt Fund is not intended to constitute a balanced investment program. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Funds’ dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Funds may not be an appropriate investment for entities that are “substantial users” of facilities financed by “private activity bonds” or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

State and local income taxes generally apply to interest on bonds of states and political subdivisions outside of the state in which the tax is imposed. Missouri exempts interest on (i) its own obligations, (ii) the obligations of its political subdivisions, (iii) U.S. Government Obligations, and (iv) obligations of certain U.S. territories and possessions, from its personal income tax and general corporate income tax. Kansas exempts interest on (i) its own obligations,

(ii) the obligations of its political subdivisions, (iii) U.S. Government Obligations, and (iv) obligations of certain U.S. territories and possessions, from its personal income tax and general corporate income tax. The Funds’ distributions from these sources will retain their exempt character in the hands of shareowners.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Funds generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or Railroad Retirement payments you receive are subject to federal income taxes.

MANAGEMENT OF THE COMMERCE FUNDS

Trustees and Officers of the Trust

The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

Each Trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns or is removed by at least two-thirds of the Board of Trustees in accordance with the Trust’s Declaration of Trust; (c) in accordance with the by-laws of the Board of Trustees (which may be changed by the Trustees without shareholder approval) at the end of the fiscal year during which the Trustee attains the age of 72 years (75 years with respect to Messrs. Weaver and Barron); or (d) the Trust terminates. The Trust does not have procedures in place to accept nominations by shareowners of Trustees. Each officer holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date an officer dies, resigns or is removed by the Board of Trustees in accordance with the Trust’s by-laws; or (c) the Trust terminates.

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee[2]

INDEPENDENT TRUSTEES

John Eric Helsing c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 11/6/33	Trustee and Chairman	8 years	Retired. Former Professor and Chairman, Department of Business Administration and Economics of William Jewell College. Former lecturer at William Jewell College.	11

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee[2]

David L. Bodde c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 1/27/43	Trustee	8 years	Charles N. Kimball Professor of Technology and Innovation, University of Missouri, Kansas City since July 1996. Vice President, Midwest Research Institute since January 1991. Director, Missouri Technological Corporation.	11	Director, Great Plains Energy Inc., since 1994.

John Joseph Holland c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 3/5/50	Trustee	8 years	Chairman and CEO, Butler Manufacturing Company, November 2001 to present; President and CEO, January 1999 to November 2001; Executive Vice President from June 1998 to January 1999, and Chief Financial Officer from January 1990-June 1998.	11	Director, SCS Transportation, Inc., since 2002; Director, Cooper Tire & Rubber Company since 2003; Director, Butler Manufacturing Company since 1999.

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee[2]

INTERESTED TRUSTEES

*Warren W. Weaver c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 10/10/30	Trustee and President	6 years	Retired. Consultant to Commerce Bancshares, Inc. and its affiliates; advisory director of Commerce Bank, N.A.; Former Vice Chairman, Commerce Bancshares, Inc. and Commerce Bank, N.A.	11

*Randall D. Barron c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 10/25/29	Trustee	8 years	Retired. Former President, Missouri Division, Southwestern Bell Telephone Company.	11

*These Trustees are interested persons of the Trust for the following reasons. Mr. Barron owns stock of Commerce Bancshares, Inc. and Goldman, Sachs & Co.; Mr. Weaver is an officer of the Trust, an advisory director of Commerce Bank, N.A. and a consultant to Commerce Bancshares, Inc. and its affiliates.

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

OFFICERS

Larry Franklin Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 DOB: 2/21/47	Chief Executive Officer	1 year

President and Director, Commerce Investment Advisors, Inc., 2001 – present. Senior Vice President, Commerce Bank, N.A., 1993 – present; Administrative Director 1996 – 1998; and Managing Director, 1998 – present.

James A. McNamara Goldman Sachs Asset Management 4900 Sears Tower Chicago, IL 60606 DOB: 10/2/62	Vice President	3 years	Vice President, Goldman, Sachs & Co., since April 1998. Senior Vice President and Eastern Regional Manager for Dreyfus Institutional Service Corp. from 1996 to 1998.

John Perlowski Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 11/7/64	Vice President	6 years	Vice President, Director—Global Fund Services, Goldman, Sachs & Co., since July 1995.

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

OFFICERS
William Schuetter Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 DOB: 4/17/60	Vice President	2 years

Vice President and Chief Operations Officer, Commerce Investment Advisors, Inc., since May 2001. Vice President and Business Manager for The Commerce Funds since December 1998. Vice President of Fund Accounting, UMB Bank, from 1996 – 1998.

Dee Moran Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 1/18/66	Vice President	1 year	Consultant for Goldman Sachs Asset Management since May 2000. Vice President, Goldman Sachs Asset Management 1992 – 2000.

Joseph Reece Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 DOB: 3/23/69	Vice President	1 year	Vice President and Chief Compliance Officer, Commerce Investment Advisors, Inc., 2001 – present. Assistant Vice President, Commerce Bank, N.A., 1999 – present. Field Supervisor, NASDR, 1993 – 1999.

Peter Fortner Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 1/25/58	Treasurer	½ year

Vice President, Goldman Sachs Asset Management, July 2000 to present. Vice President/ Accounting Manager and employee for Prudential Investment Fund Management LLC in their mutual fund administration group from 1985 to 2000.

Philip V. Giuca, Jr. Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 3/3/62	Assistant Treasurer	3 years	Assistant Treasurer and Vice President, Goldman, Sachs & Co. (May 1992 – present).

W. Bruce McConnel Drinker Biddle & Reath LLP One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 DOB: 2/7/43	Secretary	8 years	Partner in the law firm Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania.

Amy Curran, Esq. Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 9/3/69	Assistant Secretary	2 years	Vice President and Assistant General Counsel, Goldman, Sachs & Co. 1998 to present. Formerly an Associate of the law firm of Dechert Price & Rhoads, 1996 – 1998.

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

OFFICERS
Howard B. Surloff Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 6/21/65	Assistant Secretary	8 years

Assistant General Counsel, Goldman, Sachs & Co. since November 1993 and General Counsel of the U.S. Funds Group since January 1999. Assistant General Counsel since November 1995 and Vice President of Goldman Sachs since May 1994.

Diana E. McCarthy Drinker Biddle & Reath LLP One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 DOB: 7/5/51	Assistant Secretary	2 years	Partner in the law firm Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania.

1. The “Fund Complex” consists of the Trust.

2. Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Standing Board Committees

The Board of Trustees has established two standing committees, the Nominating Committee and the Audit Committee. The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as disinterested Trustees. The Nominating Committee consists of the three Independent Trustees (Messrs. Bodde, Helsing and Holland). There were no formal meetings of the Nominating Committee during the fiscal year ended October 31, 2002. The Audit Committee consists of the three independent Trustees (Messrs. Bodde, Helsing and Holland). Mr. Holland is the Chairman of the Audit Committee. The purpose of the Audit Committee is to assist the Board in its oversight of (i) the integrity of the Funds’ financial statements; (ii) the independent accountants’ qualifications and independence; and (iii) the performance of the Funds’ internal audit function. The Audit Committee was established after October 31, 2002, and accordingly, there were no meetings during the last fiscal year.

*     *     *

Certain of the officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Goldman Sachs and its respective affiliates. The Commerce Funds has been advised by such officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. Messrs. McNamara, Fortner, Perlowski, Giuca and Surloff and Ms. Curran hold similar positions with one or more investment companies advised by Goldman Sachs. Messrs. Franklin (Chief Executive Officer), Reece (Vice President) and Schuetter (Vice-President) also serve as President, Vice President and Chief Compliance Officer, and Vice President and Chief Operations Officer, respectively, of the Adviser.

Each Trustee of The Commerce Funds receives a fee of $2,000 for each regular and special meeting of the Board of Trustees attended, plus $750 for each telephone meeting of the Board attended. In addition, the Chairman of the Board receives an annual fee of $2,000 for his services in this capacity. All Trustees are reimbursed for out-of-pocket expenses incurred in connection with their attendance at meetings.

Each Trustee is entitled to participate in The Commerce Funds Deferred Compensation Plan (the “Plan”). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by The Commerce Funds in the shares of one or more portfolios of the Trust, and the amount paid to the Trustees under the Plan will be determined based on the performance of such investments. Deferral of Trustees’ fees will have no effect on a portfolio’s assets, liabilities and net income per share, and will not obligate The Commerce Funds to retain the services of any Trustee or obligate a portfolio to any level of compensation to the Trustee.

The following table provides certain information about the fees paid by The Commerce Funds to the Trustees for services rendered during the fiscal year ended October 31, 2002:

NAME OF PERSON/POSITION	AGGREGATE COMPENSATION FROM THE TRUST*	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	TOTAL COMPENSATION FROM TRUST AND THE FUND COMPLEX
Interested Trustees
WARREN W. WEAVER, Trustee, President	$ 8,750	$0	$ 8,750
RANDALL D. BARRON, Trustee	$ 8,750	$0	$ 8,750

Independent Trustees
JOHN ERIC HELSING, Trustee, Chairman	$10,750	$0	$10,750
DAVID L. BODDE, Trustee	$ 8,750	$0	$ 8,750
JOHN JOSEPH HOLLAND, Trustee	$ 8,750	$0	$ 8,750

•	During this period, the following Trustees deferred the amounts shown pursuant to the Plan: John Eric Helsing ($10,750), John Joseph Holland ($4,375) and David L. Bodde ($8,750).

The Trustees own beneficially shares of the Funds as of December 31, 2002 with values within the ranges indicated in the following chart:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustees
Warren W. Weaver	Value Fund: $10,001 – $50,000	$10,001 – $50,000
Randall D. Barron	MidCap Growth Fund: $10,001 – $50,000	$10,001 – $50,000
Independent Trustees
John Eric Helsing	Asset Allocation Fund: $10,001 – $50,000; MidCap Growth Fund: $1 – $10,000	$10,001 – $50,000
David L. Bodde	Growth Fund: $50,001 – $100,000; MidCap Growth Fund: $1 – $10,000; Asset Allocation Fund: $1 – $10,000; International Equity Fund: $10,001 – $50,000	Greater than $100,000
John Joseph Holland	Growth Fund: $1 – $10,000	$1 – $10,000

Based on information provided by the Trustees, as of December 31, 2002, no Independent Trustee or his/her immediate family members owned beneficially or of record any securities of the Adviser, Sub-Adviser or Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with such entities.

The Trustees and officers of The Commerce Funds as a group held less than 1% of each of the Institutional and Service Classes of the Funds.

Investment Adviser

The Funds are advised by Commerce Investment Advisors, Inc. (“Commerce”), a direct subsidiary of Commerce Bank, N.A. and an indirect subsidiary of Commerce Bancshares, Inc., a registered multi-bank holding company. Commerce (or its predecessor organizations) have provided investment management services to The Commerce Funds since 1994, to private and public pension funds, endowments and foundations since 1946 and to individuals since 1906.

In the Advisory Agreement with The Commerce Funds, the Adviser has agreed to manage each Fund’s investments and to be responsible for, place orders for, and make decisions with respect to, all purchases and sales of each Fund’s securities. For the advisory services provided and expenses assumed under the Advisory Agreement, the Adviser is entitled to receive a fee calculated as a percentage of the Funds’ average daily net assets as stated below:

Annual Rate
Short-Term Government Fund	0.50%
Bond Fund	0.50%
Asset Allocation Fund	0.20%
Growth Fund	0.75%
Value Fund	0.75%
MidCap Growth Fund	0.75%
Core Equity Fund	0.75%
International Equity Fund	1.50%
National Tax-Free Intermediate Bond Fund	0.50%
Missouri Tax-Free Intermediate Bond Fund	0.50%
Kansas Tax-Free Intermediate Bond Fund	0.50%

For the fiscal years ended October 31, 2002, 2001 and 2000, The Commerce Funds paid the Adviser fees for advisory services as follows:

	Fiscal year ended October 31, 2002	Fiscal year ended October 31, 2001	Fiscal year ended October 31, 2000
Short-Term Government Fund	$713,547	$493,255	$492,232
Bond Fund	$3,693,380	$2,977,228	$1,718,422
Asset Allocation Fund	$119	N/A	N/A
Value Fund	$836,455	$807,653	$555,868
Growth Fund	$1,589,831	$2,213,670	$3,549,548
MidCap Growth Fund	$628,483	$1,028,726	$1,415,072
International Equity Fund	$1,593,410	$2,064,643	$2,618,226
National Tax-Free Intermediate Bond Fund	$867,202	$700,009	$198,630
Missouri Tax-Free Intermediate Bond Fund	$771,816	$532,970	$192,673
Kansas Tax-Free Intermediate Bond Fund	$277,913	$145,061	N/A
Core Equity Fund	$2,159,731	$1,788,145	N/A

For the fiscal years ended October 31, 2002, 2001 and 2000, the Adviser voluntarily or contractually agreed to waive a portion of its advisory fee for certain portfolios. During the periods stated, these waivers reduced advisory fees by the following:

	Fiscal year ended October 31, 2002	Fiscal year ended October 31, 2001	Fiscal year ended October 31, 2000
Short-Term Government Fund	N/A	$74,893	$196,891
Asset Allocation Fund	$119	N/A	N/A
International Equity Fund	$650,970	$759,621	$989,751
National Tax-Free Intermediate Bond Fund	N/A	$49,870	$59,589
Missouri Tax-Free Intermediate Bond Fund	N/A	$53,705	$77,069
Kansas Tax-Free Intermediate Bond Fund	N/A	$16,042	N/A

In addition, for the fiscal years ended October 31, 2002, 2001 and 2000, the Adviser voluntarily agreed to reimburse the expenses of certain of the Funds. The effect of these reimbursements during the period was to reduce expenses as follows:

	Fiscal year ended October 31, 2002	Fiscal year ended October 31, 2001	Fiscal year ended October 31, 2000
Short-Term Government Fund	$169,178	$109,457	$28,032
Asset Allocation Fund	$48,017	N/A	N/A
National Tax-Free Intermediate Bond Fund	$82,324	$65,091	$33,526
Missouri Tax-Free Intermediate Bond Fund	$176,507	$108,197	$34,256
Kansas Tax-Free Intermediate Bond Fund	$128,072	$150,062	N/A

Under the terms of the Advisory Agreement, the Adviser is obligated to manage the investment of the Funds’ assets in accordance with applicable laws and regulations, including, to the extent applicable, the regulations and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary may not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees, and further provide that fiduciary assets may not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above.

The Adviser will not accept The Commerce Funds’ shares as collateral for a loan which is for the purpose of purchasing The Commerce Funds’ shares, and will not make loans to The Commerce Funds. Inadvertent overdrafts of The Commerce Funds’ account with the Custodian occasioned by clerical error or by failure of a shareholder to provide available funds in connection with the purchase of shares will not be deemed to be the making of a loan to The Commerce Funds by the Adviser.

The Adviser’s own investment portfolio may include bank certificates of deposit, bankers’ acceptances, and corporate debt obligations, any of which may also be purchased by The Commerce Funds. Joint purchase of investments for The Commerce Funds and for the Adviser’s own investment portfolio will not be made. The commercial banking department of Commerce Trust Company, an affiliate of the Adviser, may have deposit, loan and other commercial banking relationships with issuers of securities purchased by The Commerce Funds, including outstanding loans to such issuers that may be repaid in whole or in part with the proceeds of securities purchased by The Commerce Funds.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by The Commerce Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

Investment Sub-Adviser

On February 6, 2002, the Board of Trustees appointed Bank of Ireland Asset Management (U.S.) Limited (“BIAM (U.S.)” or “Sub-Adviser”) as sub-adviser to the International Equity Fund. On May 1, 2002, the shareholders of the International Equity Fund voted to approve the proposed new sub-advisory agreement with BIAM (U.S.), which went into effect on the same date (the “Sub-Advisory Agreement”). Prior to this date, T. Rowe Price International and its predecessor entities (“Price International”) had served as sub-adviser to the International Equity Fund since 1994.

For the services provided and expenses assumed under the Sub-Advisory Agreement, the Adviser pays BIAM (U.S.) a monthly management fee at an annual rate of

0.45% of the first $50 million of the average daily net assets of the International Equity Fund; 0.40% of the next $50 million of average daily net assets of the Fund; and 0.30% of the average daily net assets of the Fund in excess of $100 million.

BIAM (U.S.) is a wholly-owned subsidiary of the Bank of Ireland Group. The Bank of Ireland Group is a publicly traded, diversified financial services group with business operations worldwide. It provides investment management services through a network of related companies, including BIAM (U.S.), which serves primarily institutional clients in the United States and Canada. Bank of Ireland Group or its affiliates may have deposit, loan or other commercial or investment banking relationships with the issuers of securities which may be purchased by the International Equity Fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities purchased by the International Equity Fund. Federal law prohibits BIAM (U.S.) from using material non-public information in its possession or in the possession of any of its affiliates when making investment decisions. In addition, in making investment decisions for the International Equity Fund, BIAM (U.S.) will not take into consideration whether an issuer of securities proposed for purchase or sale by the International Equity Fund is a customer of Bank of Ireland Group or its affiliates.

The address of BIAM (U.S.)’s office in the United States is 75 Holly Hill Lane, Greenwich, CT 06830; its head office is located at 26 Fitzwilliam Place, Dublin 2, Ireland. As of November 30, 2002, BIAM (U.S.) had more than $23 billion in assets under management in North America and, together with its affiliates, had more than $58 billion in assets under management worldwide for individual and institutional accounts.

The Adviser has overall responsibility for developing and executing the Fund’s investment program, and for supervising BIAM (U.S.)’s activities under the Sub-Advisory Agreement.

Under the Sub-Advisory Agreement, BIAM (U.S.) will provide the International Equity Fund with investment advisory services. Specifically, BIAM (U.S.) will be responsible for supervising and directing the investments of the Fund on a day-to-day basis in accordance with the Fund’s investment objective, policies and restrictions as provided in the Prospectus and this Statement of Additional Information. BIAM (U.S.) will also be responsible for effecting all security transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage.

The Sub-Advisory Agreement also provides that BIAM (U.S.) and its directors, officers or employees will be liable to the Fund for losses resulting from bad faith, willful misconduct or gross negligence in the performance of its duties or for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

For the fiscal year ended October 31, 2002, the Adviser paid BIAM U.S. sub-advisory fees $220,676 (an effective annual rate of 0.41%) and Price International sub-advisory fees of $308,022. For the fiscal years ended October 21, 2001 and 2000, the Adviser paid Price International sub-advisory fees of $789,811 and $946,975, respectively.

Annual Board Approval of Investment Advisory Agreement and Initial Approval of Sub-Advisory Agreement

At a meeting held on November 6, 2002, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of investment advisory agreement with the Adviser with respect to each Fund for an additional one-year period. In connection with their approval, the Trustees considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser’s services provided to each Fund and the Adviser’s experience and qualifications. Among other items, the Trustees also reviewed and considered: (1) a Lipper report comparing the advisory fees and total expense ratio of each class of shares of each Fund to Lipper data on bank peer group averages; (2) a report on the assets, advisory fees, advisory fee waivers and expense reimbursements for each Fund; (3) the performance of each class of shares of each Fund to the applicable benchmarks and performance universe (e.g., all large cap core equity funds) average; (4) a Lipper report comparing (i) the contractual management fee for each Fund with that of funds with the same investment classification, (ii) the expenses for each class of shares of each Fund to bank group and non-bank group averages and (iii) the expense ratio components (such as contractual management fees and actual administrative fees) for each class of shares of each Fund to bank groups and non-bank groups; and (5) a report on the Adviser’s profitability related to providing advisory services to the Trust after taking into account (i) advisory fees and any other benefits realized by the Adviser or any of its affiliates as a result of the Trust’s role as adviser to the Trust, (ii) the direct and indirect expenses incurred by the Adviser in providing investment advice to the Funds, and (iii) other considerations. The Board also considered a report on soft dollar commissions that included information on brokers and total commissions paid for each Fund for the fiscal year ended October 31, 2002, as well as information on the types of research and services obtained by the Adviser in connection with soft dollar commissions. Additional information on soft dollar arrangements and commissions are described under “Portfolio Transactions.”

After discussion, the Board of Trustees concluded that the Adviser had the capabilities, resources and personnel necessary to manage the Funds. The Board of Trustees also concluded that based on the services that the Adviser would provide to the Funds under the investment advisory by the Adviser in the performance of such services, the Adviser was fair and equitable with respect to each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Trustees concluded unanimously that it was in the best interests of the Funds to continue the investment advisory agreement with the Adviser for an additional one-year period.

At meetings held on June 11, 2002 and August 14, 2002, the Board of Trustees of the Trust, including the Independent Trustees, approved the Asset Allocation Fund’s investment advisory agreement with the Adviser for a two-year period. In connection with their approval, the Trustees considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser’s services and the Adviser’s experience and qualifications. Among other items, the Trustees also reviewed and considered: (1) a Lipper report comparing the advisory fees and total expense ratio of each class of shares of the Asset Allocation Fund to Lipper data on peer group averages; (2) a report on the assets, advisory fees, advisory fee waivers and expense reimbursements for the Asset Allocation Fund; and (3) a Lipper report comparing (i) the contractual management fee for the Asset Allocation Fund with that of funds with the same investment classification and fund-of-funds structure, (ii) the expenses for each class of shares of the Asset Allocation Fund to group averages and (iii) the expense ratio components (such as contractual management fees and actual administrative fees) for each class of shares of the Asset Allocation Fund to the peer group. The Trustees also considered the Adviser’s contractual obligation to waive all investment advisory fees of the Asset Allocation Fund indefinitely.

After discussion, the Board of Trustees concluded that the Adviser had the capabilities, resources and personnel necessary to manage the Asset Allocation Fund. The Board of Trustees also concluded that based on the services that the Adviser would provide to the Asset Allocation Fund under the investment advisory agreement and the Adviser’s contractual waiver of all advisory fees, the fees were fair and equitable with respect to the Asset Allocation Fund and that the services provided to the Asset Allocation Fund by the Adviser were not duplicative of any other services provided to the Underlying Funds in which the Asset Allocation Fund will invest. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Trustees concluded unanimously that it was in the best interests of the Asset Allocation Fund to approve the investment advisory agreement.

On February 6, 2002, the Board of Trustees, including a majority of the Independent Trustees, approved the Sub-Advisory Agreement between the Adviser and BIAM (U.S.) with respect to the International Equity Fund for a two-year period.

In approving the Sub-Advisory Agreement with BIAM (U.S.), the Board weighed heavily BIAM (U.S.)’s international investment performance record and the reduction in the sub-advisory fees under the new arrangement. The Board of Trustees also considered the quality of the sub-advisory services offered by BIAM (U.S.), its investment management style, the performance of its other clients and the experience and qualifications of its personnel. The Board of Trustees reviewed written reports provided by BIAM (U.S.) and the Adviser, which contained, among other items, investment outlook and strategy with respect to international equity investments. Finally, the Board took into account all of the information presented to it at its February 6, 2002 Board meeting, including the Adviser’s recommendation, in connection with its review of the Fund’s sub-investment advisory agreement. After reviewing all of the information it considered necessary to the exercise of its reasonable business judgment, the Board unanimously recommended that shareholders of the Fund approve the new agreement.

Custodian and Transfer Agent

State Street Bank serves as Custodian of each Fund’s assets pursuant to a Custody Agreement under which it has agreed, among other things, to (i) maintain a separate account in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii)

collect and receive all income and other payments and distributions on account of each Fund’s portfolio investments; (iv) make periodic reports to The Commerce Funds concerning each Fund’s operations; (v) provide various accounting services to The Commerce Funds and to the Administrator for the benefit of The Commerce Funds; and (vi) act as foreign custody manager pursuant to Rule 17f-5 of the 1940 Act with respect to the monitoring of the Funds’ assets held by eligible foreign sub-Custodians. The Custodian is authorized to select one or more banks or trust companies to serve as sub-Custodian on behalf of the Funds, provided that the Custodian shall remain liable for the performance of all of its duties under its Custody Agreement and will hold The Commerce Funds and Funds harmless from losses caused by the negligence or willful misconduct of any bank or trust company serving as sub-Custodian. State Street is located at 225 Franklin Street, Boston, Massachusetts 02110.

As compensation for custodial services provided, The Commerce Funds pay the Custodian fees of 1/100th of 1% of a Fund’s average monthly net assets up to $1 billion, 1/133rd of 1% of the next one billion of such assets and 1/200th of 1% of such assets in excess of two billion based on the aggregate average daily net assets of the Funds, plus a transaction charge for certain transactions and out-of-pocket expenses.

State Street Bank also serves as the Funds’ Transfer Agent and dividend disbursing agent. State Street has appointed NFDS, an indirect subsidiary, to act as the Funds’ Transfer Agent, as permitted in the Transfer Agency Agreement, provided that State Street Bank shall remain liable for the performance of all of its duties and will hold The Commerce Funds and Fund or Funds harmless from losses caused by the negligence or willful misconduct of any appointee. Under the Transfer Agency Agreement, NFDS will, among other things, (i) receive purchase orders and redemption requests for shares of the Funds; (ii) issue and redeem shares of the Funds; (iii) effect transfers of shares of the Funds; (iv) prepare and transmit payments for dividends and distributions declared by the Funds; (v) maintain records of accounts for the Funds, shareowners and advise each shareholder to the foregoing; (vi) record the issuance of shares of each Fund and maintain a record of and provide the Fund on a regular basis with the total number of shares of each Fund which are authorized, issued and outstanding; (vii) perform the customary services of a Transfer Agent, a dividend disbursing agent and Custodian of certain retirement plans and, as relevant, agent in connection with accumulation, open account or similar plans; and (viii) provide a system enabling the Funds to monitor the total number of shares sold in each State.

Administrator

Goldman Sachs Asset Management (“GSAM”) is the Administrator for the Funds. GSAM is located at 32 Old Slip, New York, New York 10005. GSAM is a unit of the Investment Management Division of Goldman, Sachs & Co., the Distributor of the Funds. Under the Administration Agreement with The Commerce Funds, GSAM administers the business affairs of The Commerce Funds, subject to the supervision of the Board of Trustees, and in connection therewith, furnishes The Commerce Funds with office facilities and is responsible for ordinary clerical, recordkeeping and bookkeeping services required to be maintained by The Commerce Funds (excluding those maintained by The Commerce Funds’

Custodian, Transfer Agent, Adviser and any Sub-Adviser), preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Custodian and Transfer Agent, providing assistance in connection with meetings of the Board of Trustees and shareowners and other administrative services necessary to conduct the business of The Commerce Funds. For these services and facilities, GSAM is entitled to receive a monthly fee from each Fund at an annual rate of 0.15% of its average daily net assets. For the fiscal year ended October 31, 2002, GSAM received administration fees at the annual rate of 0.15% of the average daily net assets of each Fund and waived fees in the amount of 0.02% for each Fund other than the Asset Allocation Fund, for which it waived fees in the amount of 0.07%. For the fiscal years ended October 31, 2002, 2001 and 2000, the fees paid by the Funds for administration services were as follows:

	Fiscal year ended October 31, 2002	Fiscal year ended October 31, 2001	Fiscal year ended October 31, 2000
Short-Term Government Fund	$214,064	$147,977	$147,670
Bond Fund	$1,108,015	$893,170	$515,527
Asset Allocation Fund	$90	N/A	N/A
Value Fund	$167,291	$161,531	$111,174
Growth Fund	$317,967	$442,734	$709,910
MidCap Growth Fund	$125,696	$205,745	$283,014
International Equity Fund	$159,341	$206,464	$261,823
National Tax-Free Intermediate Bond Fund	$260,160	$210,004	$59,589
Missouri Tax-Free Intermediate Bond Fund	$231,541	$159,878	$57,802
Kansas Tax-Free Intermediate Bond Fund	$83,373	$43,518	N/A
Core Equity Fund	$431,946	$357,629	N/A

During the years ended October 31, 2002, 2001 and 2000, GSAM waived administration fees as follows:

	Fiscal year ended October 31, 2002	Fiscal year ended October 31, 2001	Fiscal year ended October 31, 2000
Short-Term Government Fund	$28,542	$19,731	$8,479
Bond Fund	$147,736	$119,090	$33,745
Asset Allocation Fund	$42	N/A	N/A
Value Fund	$22,305	$21,538	$8,274
Growth Fund	$42,396	$59,031	$45,345
MidCap Growth Fund	$16,759	$27,433	$19,480
International Equity Fund	$21,245	$27,528	$17,599
National Tax-Free Intermediate Bond Fund	$34,688	$28,002	$4,057
Missouri Tax-Free Intermediate Bond Fund	$30,872	$21,319	$3,800
Kansas Tax-Free Intermediate Bond Fund	$11,116	$5,802	N/A
Core Equity Fund	$57,593	$47,684	N/A

Distributor

The Commerce Funds’ shares are offered on a continuous basis through Goldman, Sachs & Co. (“Goldman”), which acts as Distributor under the Distribution Agreement for The Commerce Funds. Goldman is located at 85 Broad Street, New York, New York 10004. Goldman, Sachs & Co. may receive a portion of the sales load imposed on the sale of shares of the Funds and has advised The Commerce Funds that it has retained approximately $6,000 of such sales loads for the fiscal year ended October 31, 2002.

THE DISTRIBUTION PLAN AND THE SHAREHOLDER ADMINISTRATIVE SERVICES PLANS

The Distributor is entitled to payment on a monthly basis at an annual rate not exceeding 0.25% of the average daily net assets of Service Shares from the Trust for distribution expenses incurred pursuant to the Distribution Plan (the “12b-1 Plan”) adopted on behalf of the Service Shares. Under the 12b-1 Plan, the Trust may pay the Distributor (or any other person) for: (i) direct out-of-pocket promotional expenses incurred by the Distributor in advertising and marketing Service Shares; (ii) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature for Service Shares; (iii) expenses incurred in connection with printing and mailing prospectuses and statements of additional information to other than current Service Class shareowners; (iv) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisers, accountants, and estate planning firms with respect to a Fund’s Service Shares beneficially owned by customers for whom the distribution organization is the recordholder of record of such Service Shares; or (v) for such other services as may be construed, by any court or governmental agency or commission, including the SEC, to constitute distribution services under the 1940 Act or rules and regulations thereunder.

During the fiscal year ended October 31, 2002, The Commerce Funds paid the Distributor $37,476 in the aggregate under the Funds’ 12b-1 Plan. All payments under the 12b-1 Plan were made to broker dealers.

The Commerce Funds may enter into Servicing Agreements with Service Organizations, which may include the Adviser and its affiliates, pursuant to the Shareholder Administrative Services Plans for Institutional Shares and Service Shares (the “Services Plans”). The Servicing Agreements provide that the Service Organizations will render shareholder administrative support services to their customers who are the beneficial owners of Institutional and Service Shares of the Funds in consideration for a Fund’s payment of up to 0.25% (on an annualized basis) of the average daily net asset value of the shares of the Fund beneficially owned by such customers and held by the Service Organizations. At The Commerce Funds’ option, it may reimburse the Service Organizations’ out-of-pocket expenses as well. Such services may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions in Institutional and Service Shares; (iii) arranging for bank wires; (iv) responding to customer inquiries concerning their investments in shares; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for such subaccounting; (vi) if required by law, forwarding shareholder communications; (vii) processing share exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; (ix) establishing and maintaining accounts and records relating to customers that invest in shares; (x) responding to customer inquiries relating to the services performed by the Service Organization; and (xi) other similar services requested by the Commerce Funds. Service Organizations may be requested to provide marketing assistance (e.g., forwarding sales literature and advertising to their customers) in connection with the distribution of Fund shares. For the fiscal year ended October 31, 2002, an aggregate of $528,792 in fees were accrued under the Services Plans.

The Services Plans are subject to annual reapproval by a majority of the Trust’s Board of Trustees, including a majority of the Independent Trustees and is terminable without penalty at any time with respect to any Fund by a vote of a majority of the Independent Trustees or by vote of the holders of a majority of the outstanding shares of each Class of the Fund involved. Any agreement entered into pursuant to the Services Plans with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Independent Trustees, by vote of the holders of a majority of the outstanding shares of each Class of such Fund, or by the Service Organizations. Each agreement will also terminate automatically in the event of its assignment.

The Trust’s Board of Trustees has concluded that there is a reasonable likelihood that the 12b-1 Plan and Services Plans will benefit the Funds and their shareowners.

PORTFOLIO TRANSACTIONS

Brokerage Transactions and Commissions

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of Commerce transactions may vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below. Unlike transactions on U.S. stock exchanges, which involve the payment of negotiated brokerage commissions, transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

Debt securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

The Advisory Agreements for the Funds provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will use reasonable efforts to seek the best overall terms available on behalf of each Fund. In assessing the best overall terms available for any transaction, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Agreements authorize the Adviser, subject to the prior approval of the Board of Trustees, to cause the Funds to pay a broker/dealer furnishing brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that it determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser to the particular Fund and to The Commerce Funds. Such brokerage and research services might consist of reports and statistics of specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, broad overviews of the stock, bond and government securities markets and the economy, and advice as to the value of securities, as well as the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable by the Funds. The Board of Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

During the fiscal year ended October 31, 2002, the following brokers effected brokerage transactions on behalf of the Funds and provided research services in connection with such brokerage transactions:

Fund	Amount of Transaction	Amount of Commission Paid	Broker/ Dealer
Value Fund	$20,630,200 $1,204,764 $263,954 $21,244,358 $870,116 $70,588,084 $34,762,944 $118,732	$25,218 $1,812 $520 $25,755 $2,897 $102,950 $42,633 $1,530	Bear Stearns & Co. Inc. Donaldson Lufkin & Jenrette Securities ISI Group Lehman Brothers Inc. Merrill Lynch, Pierce, Fenner, SM Prudential Securities Salomon Smith Barney UBS Paine Webber
Growth Fund	$23,628,223 $1,699,324 $31,338,807 $25,666,732 $12,334,237 $14,338,242 $22,994,721 $8,818,817	$35,429 $1,896 $41,763 $23,287 $7,737 $15,418 $28,168 $13,359	Bear Stearns & Co. Inc. ISI Group Lehman Brothers Inc. Merrill Lynch, Pierce, Fenner, SM Morgan Stanley Prudential Securities Salomon Smith Barney UBS Paine Webber
MidCap Growth Fund	$36,290,028 $1,228,247 $18,540,645 $4,229,416 $59,217,622 $25,526,534	$52,210 $2,770 $24,237 $7,861 $66,059 $31,957	Bear Stearns & Co. Inc. ISI Group Lehman Brothers Inc. Merrill Lynch, Pierce, Fenner, SM Prudential Securities Salomon Smith Barney
Core Equity Fund	$22,535,161 $10,173,204 $22,772,077 $11,535,619 $7,724,002 $8,354,709	$42,031 $18,326 $23,846 $5,207 $10,724 $19,073	Bear Stearns & Co. Inc. Lehman Brothers Inc. Merrill Lynch, Pierce, Fenner, SM Morgan Stanley Prudential Securities UBS Paine Webber

A Fund’s portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, Sub-Adviser, Goldman or any affiliated person (as such term is defined in the 1940 Act) thereof acting as principal or broker, except to the extent permitted by the SEC. However, The Commerce Funds’ Board of Trustees has authorized the Adviser to allocate purchase and sale orders for portfolio securities to broker/dealers and other financial institutions including, in the case of agency transactions, institutions which are affiliated with the Adviser, to take into account the sale of Fund shares if the Adviser believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms, provided such transactions comply with the requirements of Rule 17e-1 under the 1940 Act. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Adviser, Goldman, or any affiliated person thereof is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage when compared to other investment companies that have similar investment objectives but that are not subject to such limitations.

Investment decisions for each Fund are made independently from those made for the other Funds and from those made for other investment companies and accounts advised or managed by the Adviser. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of any Fund and another investment company or account, that transaction will be aggregated (where not inconsistent with the policies set forth in the Prospectuses) and allocated as to amount in a manner which the Adviser believes to be equitable and consistent with its fiduciary obligations to the Fund involved and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund.

The Commerce Funds are required to identify any securities of their “regular brokers or dealers” acquired by the Funds during the most recent fiscal year. During the fiscal year ended October 31, 2002, the Funds held securities of their regular broker/dealers as follows:

Fund	Broker/Dealer	Aggregate Amount Of Securities Held (000’s omitted)
Core Equity Fund	Morgan Stanley Dean Witter & Co.	$3,051
MidCap Growth Fund	SEI Brokerage	$222
International Equity Fund	Barclays PLC HSBC Holdings PLC Deutsche Bank AG ABN Amro Prudential PLC ING Groep UBS AG	$3,170 $1,579 $602 $1,921 $1,298 $2,769 $2,889
Growth Fund	Morgan Stanley, Dean Witter & Co.	$2,156
Value Fund	Merrill Lynch & Co., Inc. Morgan Stanley, Dean Witter &Co.	$1,211 $253

During the fiscal year ended October 31, 2002, the Funds entered into repurchase agreement transactions with State Street Bank and Trust Company, which was one of the broker/dealers that engaged as principal in the largest dollar amount of portfolio transactions with the Funds. At October 31, 2002, the value of each Fund’s outstanding repurchase agreement transactions with State Street Bank and Trust Company was as follows:

Short-Term Government Fund	$7,713,000
Bond Fund	$36,855,000
Value Fund	$4,232,000
Growth Fund	$3,366,000
MidCap Growth Fund	$1,166,000
Core Equity Fund	$5,334,000
International Equity Fund	$7,071,000
Asset Allocation Fund	$12,505,000
National Tax-Free Intermediate Bond Fund	$122,000
Missouri Tax-Free Intermediate Bond Fund	$1,550,000
Kansas Tax-Free Intermediate Bond Fund	$580,000

For the fiscal years ended October 31, 2002, 2001 and 2000, the Value, Growth, MidCap Growth, International Equity and Core Equity Funds paid brokerage commissions as follows:

	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Affiliated Persons	Total Amount of Transactions on Which Commissions Were Paid	Total Brokerage Commissions Paid to Brokers Who Provided Research
Fiscal year ended October 31, 2002:
Growth Fund	$304,844	N/A	$248,359,929	$167,057
MidCap Growth Fund	$219,458	N/A	$166,734,879	$185,094
Value Fund	$212,202	N/A	$155,901,010	$203,315
Core Equity Fund	$213,322	N/A	$143,731,418	$119,207
International Equity Fund	$213,231	$48,094	$34,773,351	N/A
Fiscal year ended October 31, 2001:
Growth Fund	$282,170	$14,729	$2,359,346,604	$146,322
MidCap Growth Fund	$239,107	6,891	$1,048,724,315	$116,884
Value Fund	$179,049	N/A	$693,361,740	$102,056

	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Affiliated Persons	Total Amount of Transactions on Which Commissions Were Paid	Total Brokerage Commissions Paid to Brokers Who Provided Research
Core Equity Fund	$167,092	N/A	$1,387,479,902	$120,114
International Equity Fund	$173,530	$12,273	$959,950,740	N/A
Fiscal year ended October 31, 2000:
Growth Fund	$373,055	$38,220	$506,994,422	$157,995
MidCap Growth Fund	$221,595	$1,998	$275,228,800	$98,903
Value Fund	$163,779	$4,234	$138,085,804	$58,474
International Equity Fund	$169,775	$19,241	$221,289,020	N/A

For the fiscal years ended October 31, 2002, 2001 and 2000, the following affiliated persons received brokerage commissions on behalf of the International Equity Fund:

Broker Name	Commissions Paid to Affiliated Persons	% of Total Commissions Paid to Affiliated Persons in Most Recent Fiscal Year	Total Amount of Transactions on Which Commissions Were Paid to Affiliated Persons	% of Total Amount of Transactions on Which Commissions Were Paid to Affiliated Persons
Year Ended October 31, 2002
Goldman, Sachs & Co.	$8,929	4.18%	$4,658,044	13.40%
Goldman Sachs International, Ltd.	$39,165	18.37%	$7,263,428	20.89%
Year Ended October 31, 2001
Goldman, Sachs & Co.	$2,246	1.29%	$1,124,433	0.12%
Goldman Sachs International, Ltd.	$10,527	6.07%	$6,088,137	0.63%
Year Ended October 31, 2000
Goldman, Sachs & Co.	$13,580	4.07%	$9,339,830	4.46%

Broker Name	Commissions Paid to Affiliated Persons	% of Total Commissions Paid to Affiliated Persons in Most Recent Fiscal Year	Total Amount of Transactions on Which Commissions Were Paid to Affiliated Persons	% of Total Amount of Transactions on Which Commissions Were Paid to Affiliated Persons
Goldman Sachs International, Ltd.	$15,877	4.75%	$9,405,651	4.49%
Jardine Fleming Securities	$1,729	1.00%	$1,268,676	0.13%
Jardine Fleming Hong Kong	$287	0.17%	$115,324	0.01%
Jardine Fleming	$2,184	0.65%	$2,162,020	1.03%
Jardine Fleming Hong Kong	$802	0.24%	$622,739	0.30%
Robert Fleming Securities, Inc.	$4,419	1.32%	$2,758,104	1.32%

Flemings Securities, Ltd., Flemings, Jardine Fleming, Jardine Fleming Hong Kong, Robert Fleming & Co., London, Robert Fleming Securities, Ltd. and Robert Fleming Securities, Inc. were affiliates of the former Sub-Adviser to the International Equity Fund. Goldman, Sachs & Co. is the Distributor for The Commerce Funds. Goldman Sachs International, Ltd. is an affiliate of the Distributor.

INDEPENDENT AUDITORS

KPMG LLP serves as independent auditors for The Commerce Funds.

COUNSEL

Drinker Biddle & Reath LLP, (of which Mr. McConnel, Secretary of The Commerce Funds, and Ms. McCarthy, Assistant Secretary of The Commerce Funds, are partners), One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, are counsel to The Commerce Funds.

ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, yield and total return of the Funds for various periods may be quoted in advertisements, shareholder reports or other communications to shareowners. The performance of each Fund may also be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds.

Yield Calculations.     A Fund’s yield is calculated by dividing its net investment income per share (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund’s net investment income per share earned during the period may be different than that determined for accounting purposes and is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

		2	[	(	a	-	b			)	6			]
Yield	=							+	1			-	1
					cd

Where:	a	=	dividends and interest earned during the period.
	b	=	expenses accrued for the period (net of reimbursements).
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends.
	d	=	maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable “a” in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is held in its portfolio. A Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

With respect to mortgage-related obligations which are expected to be subject to monthly payments of principal and interest (“pay downs”), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

Undeclared earned income may be subtracted from the maximum offering price per share (variable “d” in the formula). Undeclared earned income is the net investment income that, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

The Commerce Funds do not calculate a 30-day yield for the Value, Growth, MidCap Growth, Core Equity, Asset Allocation and International Equity Funds. Based on the foregoing calculations, for the 30-day period ended October 31, 2002, the yields for the Short-Term Government, Bond, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds, were as follows:

	Yield Assuming Maximum Sales Load and With Fee Waivers and Reimbursements	Yield Assuming Maximum Sales Load and Without Fee Waivers or Reimbursements
Short-Term Government Fund
Institutional Shares	3.08%	2.88%
Service Shares	2.78%	2.58%
Bond Fund
Institutional Shares	5.72%	5.70%
Service Shares	5.27%	5.25%
National Tax-Free Intermediate Bond Fund
Institutional Shares	3.36%	3.06%
Service Shares	3.04%	2.74%
Missouri Tax-Free Intermediate Bond Fund
Institutional Shares	3.26%	2.74%
Service Shares	2.96%	2.44%
Kansas Tax-Free Intermediate Bond Fund
Institutional Shares	2.92%	2.74%
Service Shares	2.61%	2.43%

The Distribution Rate for a specified period is calculated by dividing the total distribution per unit by the maximum offering price or net asset value on the last day of the period and then annualizing such amount. For the 30 day period ended October 31, 2002, the Distribution Rates for the Short-Term Government, Bond, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds, were as follows:

	Rate Assuming Maximum Sales Load and With Fee Waivers and Reimbursements	Rate Assuming Maximum Sales Load and Without Fee Waivers and Reimbursements	Rate Assuming No Sales Load and With Fee Waivers and Reimbursements	Rate Assuming No Sales Load and Without Fee Waivers and Reimbursements
Short-Term Government Fund
Institutional Shares	4.61%	4.41%	4.61%	4.41%
Service Shares	4.27%	4.07%	4.36%	4.07%
Bond Fund
Institutional Shares	5.78%	5.76%	5.78%	5.76%
Service Shares	5.34%	5.32%	5.53%	5.32%
National Tax-Free Intermediate Bond Fund
Institutional Shares	3.87%	3.57%	3.87%	3.57%
Service Shares	3.55%	3.25%	3.63%	3.25%
Missouri Tax-Free Intermediate Bond Fund
Institutional Shares	3.77%	3.25%	3.77%	3.25%
Service Shares	3.44%	2.92%	3.51%	2.92%
Kansas Tax-Free Intermediate Bond Fund
Institutional Shares	3.39%	3.21%	3.39%	3.21%
Service Shares	3.08%	2.90%	3.14%	2.90%

A tax-exempt Fund’s “tax-equivalent” yield is computed as follows: (a) by dividing the portion of the Fund’s yield (calculated as above) that is exempt from both federal and state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund’s yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (c) adding the quotient to that portion, if any, of the Fund’s yield that is not exempt from federal income tax.

The tax-equivalent yields for the 30-day period ended October 31, 2002 for the National Tax-Free Intermediate Bond Fund, Missouri Tax-Free Intermediate Bond Fund and Kansas Tax-Free Intermediate Bond Fund, with and without fee waivers (assuming a 38.6% federal tax rate for each Fund, a 6.0% Missouri tax rate for the Missouri Tax-Free Intermediate Bond Fund and a 6.45% Kansas tax rate for the Kansas Tax-Free Intermediate Bond Fund) were as follows:

	Yield Assuming Maximum Sales Load and With Fee Waivers and Reimbursements	Yield Assuming Maximum Sales Load and Without Fee Waivers or Reimbursements
National Tax-Free Intermediate Bond Fund
Institutional Shares	5.47%	4.98%
Service Shares	4.95%	4.46%
Missouri Tax-Free Intermediate Bond Fund
Institutional Shares	5.88%	4.95%
Service Shares	5.34%	4.40%
Kansas Tax-Free Intermediate Bond Fund
Institutional Shares	5.31%	4.99%
Service Shares	4.75%	4.42%

The foregoing calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, and (2) all recurring fees charged to all shareowner accounts are included. The ending redeemable value (variable “ERV” in the formula) is determined by assuming completed redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Funds’ yields and distribution rates will reflect the deduction of the maximum sales load charged in connection with purchases of shares. The yield and distribution rate calculations do not include fees that may be imposed by institutions on their customers. If the foregoing fees had been included in the yields and distribution rates reported above, performance of these Funds would have been lower. For current yield information, please contact The Commerce Funds at the telephone number on the cover page of this Statement of Additional Information.

Total Return Calculations.     Each Fund computes its “average annual total return” by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

P (1 + T) n = ERV

Where:	P	=	hypothetical initial payment of $1,000.
	T	=	average annual total return.
	n	=	number of years.
	ERV	=

ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fraction thereof).

The Funds compute their “aggregate total return” by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

(ERV
T	=		-	1
P)

The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to the Fund’s mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable “P” in the formula). The ending redeemable value (variable “ERV” in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

Based on the foregoing calculations, the average annual total returns for the Funds were as follows:

	Return Assuming Maximum Sales Load and/or With Fee Waivers and Reimbursements	Return Assuming Maximum Sales Load and/or Without Fee Waivers and Reimbursements	Return Assuming No Sales Load and With Fee Waivers and Reimbursements	Return Assuming No Sales Load and Without Fee Waivers and Reimbursements
Average Annual Return (before taxes) for the period from commencement of operations through October 31, 2002.
Short-Term Government Fund
Institutional Shares(1)	N/A	N/A	6.85%	6.52%
Service Shares(2)	5.89%	5.57%	6.25%	5.93%
Value Fund(3)
Institutional Shares	N/A	N/A	1.87%	(0.34)%
Service Shares	0.98%	(1.24)%	1.61%	(0.60)%
Bond Fund
Institutional Shares(1)	N/A	N/A	7.57%	7.56%
Service Shares(2)	5.78%	5.77%	6.43%	6.42%
Growth Fund
Institutional Shares(1)	N/A	N/A	8.56%	8.55%
Service Shares(2)	0.38%	0.37%	0.99%	0.98%
MidCap Growth Fund
Institutional Shares(1)	N/A	N/A	5.72%	5.71%
Service Shares(2)	(1.91)%	(1.91)%	(1.31)%	(1.31)%
International Equity Fund
Institutional Shares(1)	N/A	N/A	0.07%	(1.84)%
Service Shares(2)	(4.30)%	(4.83)%	(3.71)%	(4.24)%
National Tax-Free Intermediate Bond Fund
Institutional Shares(4)	N/A	N/A	5.60%	5.24%
Service Shares(5)	5.25%	5.12%	6.41%	6.28%
Missouri Tax-Free Intermediate Bond Fund
Institutional Shares(4)	N/A	N/A	5.51%	5.00%
Service Shares(5)	5.17%	5.01%	6.34%	6.17%
Kansas Tax-Free Intermediate Bond Fund(5)
Institutional Shares	N/A	N/A	7.01%	6.64%
Service Shares	5.58%	5.22%	6.75%	6.39%
Core Equity Fund(5)
Institutional Shares	N/A	N/A	(17.23)%	(17.23)%
Service Shares	(18.97)%	(18.99)%	(17.41)%	(17.42)%
Asset Allocation Fund(6)
Institutional Shares	N/A	N/A	2.67%	(4.30)%
Service Shares	(0.91)%	(7.63)%	2.67%	(4.29)%

(1) Commenced operations on December 12, 1994.

(2) Commenced operations on January 2, 1997.

(3) Commenced operations on March 3, 1997.

(4) Commenced operations on February 21, 1995.

(5) Commenced operations on December 26, 2000.

(6) Commenced operations on September 27, 2002.

	Return Assuming Maximum Sales Load and/or With Fee Waivers and Reimbursements	Return Assuming Maximum Sales Load and/or Without Fee Waivers and Reimbursements	Return Assuming No Sales Load and With Fee Waivers and Reimbursements	Return Assuming No Sales Load and Without Fee Waivers and Reimbursements
Average Annual Return (before taxes) for the five-year period from October 31, 1997 through October 31, 2002.
Short-Term Government Fund
Institutional Shares	N/A	N/A	6.38%	6.13%
Service Shares	5.69%	5.44%	6.12%	5.87%
Value Fund
Institutional Shares	N/A	N/A	(1.86)%	(4.33)%
Service Shares	(2.80)%	(5.28)%	(2.11)%	(4.58)%
Bond Fund
Institutional Shares	N/A	N/A	6.25%	6.24%
Service Shares	5.25%	5.24%	6.00%	5.99%
Growth Fund
Institutional Shares	N/A	N/A	(2.63)%	(2.64)%
Service Shares	(3.55)%	(3.56)%	(2.86)%	(2.87)%
MidCap Growth Fund
Institutional Shares	N/A	N/A	(3.99)%	(4.01)%
Service Shares	(4.91)%	(4.93)%	(4.24)%	(4.25)%
International Equity Fund
Institutional Shares	N/A	N/A	(4.39)%	(4.93)%
Service Shares	(5.30)%	(5.83)%	(4.62)%	(5.16)%
National Tax-Free Intermediate Bond Fund
Institutional Shares	N/A	N/A	5.45%	5.25%
Service Shares(1)	N/A	N/A	N/A	N/A
Missouri Tax-Free Intermediate Bond Fund
Institutional Shares	N/A	N/A	5.43%	5.17%
Service Shares(1)	N/A	N/A	N/A	N/A

(1) Commenced operations on December 26, 2000.

	Return Assuming Maximum Sales Load and With Fee Waivers and Reimbursements	Return Assuming Maximum Sales Load and Without Fee Waivers and Reimbursements	Return Assuming No Sales Load and With Fee Waivers and Reimbursements	Return Assuming No Sales Load and Without Fee Waivers and Reimbursements
Average Annual Total Returns (before taxes) for the one-year period ended October 31, 2002.
Short-Term Government Fund
Institutional Shares	N/A	N/A	4.21%	4.06%
Service Shares	1.93%	1.79%	4.00%	3.86%
Bond Fund
Institutional Shares	N/A	N/A	2.69%	2.67%
Service Shares	(1.22)%	(1.24)%	2.38%	2.36%
Growth Fund
Institutional Shares	N/A	N/A	(12.53)%	(12.55)%
Service Shares	(15.80)%	(15.81)%	(12.73)%	(12.75)%
MidCap Growth Fund
Institutional Shares	N/A	N/A	(13.71)%	(13.73)%
Services Shares	(16.97)%	(16.99)%	(13.97)%	(13.99)%
International Equity Fund
Institutional Shares	N/A	N/A	(14.01)%	(14.56)%
Service Shares	(17.22)%	(17.75)%	(14.23)%	(14.77)%
Value Fund
Institutional Shares	N/A	N/A	(13.18)%	(13.20)%
Service Shares	(16.39)%	(16.40)%	(13.37)%	(13.39)%
National Tax-Free Intermediate Bond Fund
Institutional Shares	N/A	N/A	5.30%	5.23%
Service Shares	2.96%	2.89%	5.05%	4.98%
Missouri Tax-Free Intermediate Bond Fund
Institutional Shares	N/A	N/A	5.31%	5.17%
Service Shares	2.98%	2.84%	5.10%	4.96%
Kansas Tax-Free Intermediate Bond Fund
Institutional Shares	N/A	N/A	5.23%	4.96%
Service Shares	2.88%	2.62%	4.97%	4.70%
Core Equity Fund
Institutional Shares	N/A	N/A	(13.90)%	(13.91)%
Service Shares	(17.10)%	(17.12)%	(14.11)%	(14.13)%

Based on the foregoing calculations, the aggregate total returns for the Funds were as follows:

	Return Assuming Maximum Sales Load and With Fee Waivers and Reimbursements	Return Assuming Maximum Sales Load and Without Fee Waivers and Reimbursements	Return Assuming No Sales Load and With Fee Waivers and Reimbursements	Return Assuming No Sales Load and Without Fee Waivers and Reimbursements
Aggregate Total Return (before taxes) for the period from commencement through October 31, 2002.
Short-Term Government Fund
Institutional Shares(1)	N/A	N/A	68.70%	64.63%
Service Shares(2)	39.63%	37.19%	42.42%	39.94%
Bond Fund
Institutional Shares(1)	N/A	N/A	77.89%	77.76%
Service Shares(2)	38.79%	38.71%	43.83%	43.76%
Value Fund(3)
Institutional Shares	N/A	N/A	11.06%	(1.91)%
Service Shares	5.68%	(6.83)%	9.48%	(3.35)%
Growth Fund
Institutional Shares(1)	N/A	N/A	91.23%	91.09%
Service Shares(2)	2.24%	2.18%	5.91%	5.85%
MidCap Growth Fund
Institutional Shares(1)	N/A	N/A	55.15%	55.01%
Service Shares(2)	(10.64)%	(10.64)%	(7.40)%	(7.40)%
International Equity Fund
Institutional Shares(1)	N/A	N/A	0.55%	(13.63)%
Service Shares(2)	(22.61)%	(25.08)%	(19.79)%	(22.33)%
National Tax-Free Intermediate Bond Fund
Institutional Shares(4)	N/A	N/A	52.12%	48.17%
Service Shares(5)	9.92%	9.67%	12.18%	11.92%
Missouri Tax-Free Intermediate Bond Fund
Institutional Shares(4)	N/A	N/A	51.12%	45.59%
Service Shares(5)	9.77%	9.46%	12.04%	11.71%

	Return Assuming Maximum Sales Load and With Fee Waivers and Reimbursements	Return Assuming Maximum Sales Load and Without Fee Waivers and Reimbursements	Return Assuming No Sales Load and With Fee Waivers and Reimbursements	Return Assuming No Sales Load and Without Fee Waivers and Reimbursements
Kansas Tax-Free Intermediate Bond Fund(5)
Institutional Shares	N/A	N/A	13.35%	12.62%
Service Shares	10.56%	9.87%	12.84%	12.14%
Core Equity Fund(5)
Institutional Shares	N/A	N/A	(29.51)%	(29.51)%
Service Shares	(32.23)%	(32.26)%	(29.79)%	(29.81)%
Asset Allocation Fund(6)
Institutional Shares	N/A	N/A	0.25%	(0.42)%
Service Shares	(0.09)%	(0.76)%	0.25%	(0.42)%

(1) Commenced operations on December 12, 1994.

(2) Commenced operations on January 2, 1997.

(3) Commenced operations on March 3, 1997.

(4) Commenced operations on February 21, 1995.

(5) Commenced operations on December 26, 2000.

(6) Commenced operations on September 27, 2002.

The average annual total return and aggregate total return information presented in the foregoing Tables has been adjusted to reflect the effect of the maximum sales charge of 2.00% on purchases of Institutional Shares of the Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds and 3.50% on purchases of Institutional Shares of the Bond, Asset Allocation, Core Equity, Growth, Value, MidCap Growth and International Equity Funds and the maximum payments under the Shareholder Administrative Services Plans applicable to Institutional and Service Shares and the distribution expenses pursuant to the 12b-1 Plan applicable to Service Shares. The sales charge was removed from the Institutional Shares of the Short-Term Government, Bond, Growth, Value, MidCap Growth and International Equity Funds as of May 29, 1998 and was removed from the Institutional Shares of the National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds as of October 31, 1998. The average annual total returns and aggregate total returns do not include fees that may be imposed by institutions upon their customers. If such fees had been included in the returns reported above, performance of these Funds would have been lower.

The Service Shares of the National Tax-Free Intermediate Bond Fund and the Missouri Tax-Free Intermediate Bond Fund commenced operations on December 26, 2000. The Service Shares of these Funds had no operating or performance history prior thereto. However, in accordance with interpretive positions expressed by the staff of the SEC, each of these Funds has adopted the performance records of its respective Institutional Class Shares from that Class’s inception date (March 3, 1997) to the inception dates of the Service Shares stated above.

Quotations of performance data of these Funds relating to this period include the performance record of the applicable Institutional Class Shares (excluding the impact of any applicable front-end sales charge). The performance records of the applicable Institutional Class Shares reflect the expenses actually incurred by the Fund. Total return quotations are calculated pursuant to SEC-approved methodology.

All of the performance information for the Core Equity and Kansas Tax-Free Intermediate Bond Funds for the period prior to December 26, 2000 is that of the Personal Stock Fund and the Kansas Tax-Free Fund (together, the “Predecessor Funds”), respectively. The Predecessor Funds were common trust funds that, in all material respects, had the same investment objective, policies, guidelines and investment limitations as the corresponding Fund. The Predecessor Funds, however, were not registered under the 1940 Act. If they had been, the performance shares for the period prior to December 26, 2000 may have been adversely affected.

The “average annual total return (after taxes on distributions)” and “average annual total return (after taxes on distributions and redemptions)” for each Fund are included in the Prospectuses.

“Average annual total return (after taxes on distributions)” for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

“Average annual total return (after taxes on distributions and redemptions)” for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

The Funds may from time to time include discussions or illustrations of the effects of compounding in advertisements, sales literature, communications to shareowners and other materials (“Literature”). “Compounding” refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

The Funds may also from time to time include in Literature total return figures in order to compare more accurately its performance with other measures of investment return. For example, in comparing a Fund’s total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, the Fund may calculate its total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sale charges would reduce the performance quoted.

In addition, the Funds may also include in Literature discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Literature may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in Literature charts, graphs or drawings that compare the investment objective, return potential, relative stability and/or growth possibilities of the Fund and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of the Fund and/or other mutual funds. Literature may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Literature may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein.

MISCELLANEOUS

As of January 31, 2003, the Adviser held of record 91.20% of the outstanding shares of the Institutional Class of the Short-Term Government Fund; 93.00% of the outstanding shares of the Institutional Class of the Bond Fund; 79.24% of the outstanding shares of the Institutional Class of the Growth Fund; 84.58% of the outstanding shares of the Institutional Class of the MidCap Growth Fund; 86.37% of the outstanding shares of the Institutional Class of the International Equity Fund; 94.81% of the outstanding shares of the Institutional Class of the Value Fund; 98.70% of the outstanding shares of the Institutional Class of the National Tax-Free Intermediate Bond Fund; 96.30% of the outstanding shares of the Institutional Class of the Missouri Tax-Free Intermediate Bond Fund; 95.00% of the outstanding shares of the Institutional Class of the Kansas Tax-Free Intermediate Bond Fund; 99.10% of the outstanding shares of the Institutional Class of the Core Equity Fund; 70.94% of the outstanding shares of the Institutional Class of the Asset Allocation Fund; 30.00% of the outstanding shares of the Service Class of the Bond Fund; 35.00% of the outstanding shares of the Service Class of the Short-Term Government Fund; 18.00% of the outstanding shares of the Service Class of the Growth Fund; 18.00% of the outstanding shares of the Service Shares of the MidCap Growth Fund; 83.60% of the outstanding shares of the Service Class of the National Tax-Free Intermediate Bond Fund; 0.10% of the outstanding shares of the Service Class of the Missouri Tax-Free Intermediate Bond Fund; 0.05% of the outstanding shares of the Service Class of the Kansas Tax-Free Intermediate Bond Fund; 1.46% of the outstanding shares of the Service Class of the Core Equity Fund; and 25.00% of the outstanding shares of the Service Class of the International Equity Fund, as fiduciary or agent on behalf of its customers.

Any persons or organizations listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to “Control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Class of a Fund on any matter requiring the approval of shareowners of the Fund.

As of January 31, 2003, the following shareowners owned of record 5% or more of the Bond Fund’s outstanding Institutional Shares: Hoco and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 18%, and Mori and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 69%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned of record 5% or more of the Asset Allocation Fund’s outstanding Institutional Shares: Hoco and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 29%; State Street Bank and Trust Co. as Custodian/Trustee for Various Retirement Plans, 801 Pennsylvania Avenue, Kansas City, MO, 35%; and Columbus Circle Trust Company, Custodian, Cereal-Foods Processors Inc. Savings Plan, Metro Center, 1 Station Place, Stamford, CT, 5%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned of record 5% or more of the Short-Term Government Fund’s outstanding Institutional Shares: Hoco and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 28%; and Mori and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 61%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned of record 5% or more of the Value Fund’s outstanding Institutional Shares: Hoco and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 42%; and Mori and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 41%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned of record 5% or more of the Growth Fund’s outstanding Institutional Shares: Hoco and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 30%; Mori and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 20%; and State Street Bank and Trust Co. as Custodian/Trustee for Various Retirement Plans, 801 Pennsylvania Avenue, Kansas City, MO, 19%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned of record 5% or more of the MidCap Growth Fund’s outstanding Institutional Shares: Hoco and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 34%; and Mori and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 34%; and State Street Bank and Trust Co. as Custodian/Trustee for Various Retirement Plans, 801 Pennsylvania Avenue, Kansas City, MO, 10%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned of record 5% or more of the International Equity Fund’s outstanding Institutional Shares: Hoco and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 45%; Mori and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 40%; Enterprise Rent-A-Car International, c/o Commerce Bank, N.A., 8000 Forsyth, St. Louis, MO, 22%; and William T. Kemper Foundation, c/o Commerce Bank, 1000 Walnut Street, Kansas City, MO, 11%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned of record 5% or more of the National Tax-Free Intermediate Bond Fund’s outstanding Institutional Shares: Mori and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 90%; and Hoco and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 5%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned of record 5% or more of the Missouri Tax-Free Intermediate Bond Fund’s outstanding Institutional Shares: Mori and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 89%; and Hoco and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 5%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned 5% or more of the Core Equity Fund’s outstanding Institutional Shares: Mori and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 95%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned 5% or more of the Kansas Tax-Free Intermediate Bond Fund’s Institutional Shares: Mori and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 95%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned 5% or more of the Short-Term Government Fund’s outstanding Service Shares: Fringe Benefits – Rockhurst High, Mutual Fund Processing, P.O. Box 13366, Kansas City, MO 64199-3366, 17%; Zane Phillips, Juanita Phillips, 3035 E. Glenwood, Springfield, MO, 10%; Juanita Phillips, 3035 E. Glenwood, Springfield, MO 65804-4199, 5%; Circle Trust Company, Custodian for UKHA Physicians Ret. Plan 401(k), Metro Station, 1 Station Place, Stamford, CT, 10%; and Columbus Circle Trust Company Custodian, FBO DCCCA Inc., 403b, Metro Center, 1 Station Pl., Stamford, CT, 8%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned 5% or more of the Bond Fund’s outstanding Service Shares: Fringe Benefits – Rockhurst High, Mutual Fund Processing, P.O. Box 13366, Kansas City, MO 64199-3366, 30%; I.R. Martinez, 1709 N. Main Street, Garden City, MO, 5%; and Mark D. Ramsay, Caroline M. Ramsay, P.O. Box 253, Macksville, KS, 6%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowner owned 5% or more of the Asset Allocation Fund’s outstanding Service Shares: State Street Bank and Trust, Rollover IRA FBO David A. Connor, RR 3 Box 294, Purdy, MO, 9%; NFSC/FMTC IRA, FBO James R. Moats, 15612 Summer Ridge Dr., Chesterfield, MO, 8%; State Street Bank and Trust, Rollover IRA FBO Paul N. Guinnip, 205 E. Sishart St., Monett, MO, 6%; and NFSC/FMTC IRA, FBO Richard Mills, 20718 Cheney’s Grove Rd., Bloomington, IL, 6%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned 5% or more of the Value Fund’s outstanding Service Shares: NFSC FEBO Jane M. Bodine, TTE, Jane M. Bodine Rev. Living Trust, U/A DTD 3/6/97, 301 Cape Girardeau, MO, 5%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowner owned 5% or more of the Growth Fund’s outstanding Service Shares: Fringe Benefits – Rockhurst High, Mutual Fund Processing, P.O. Box 13366, Kansas City, MO 64199-3366, 15%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned 5% or more of the MidCap Growth Fund’s outstanding Service Shares: Fringe Benefit – Rockhurst High, P.O. Box 13366, Kansas City, MO, 14%; Boulevard Enterprises, A Partnership, Gus Jianas, 2530 Southwest Blvd., Kansas City, MO, 5%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned 5% of the International Equity Fund’s outstanding Service Shares: Boulevard Enterprises, a partnership, Gus Jainas 2530 Southwest Blvd., Kansas City, MO, 17%; Columbus Circle Trust Company Custodian FBO DCCCA Inc., 403b, Metro Center, 1 Station Pl., Stamford, CT, 17%; and Fringe Benefit – Rockhurst High, P.O. Box 13366, Kansas City, MO, 8%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned 5% of the National Tax-Free Intermediate Bond Fund’s outstanding Service Shares: Mori and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 83%, Rufus Hays Trust, c/o Commerce Bank, P.O. Box 13366, Kansas City, MO, 79%; Davie W. Leonard, Patricia A. Leonard JT WROS, 11 Riverwoods Rd., Fredericktown, MO, 16%; and Commerce Bank, 1000 Walnut, Kansas City, MO, 5%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned 5% or more of the Missouri Tax-Free Intermediate Bond Fund’s outstanding Service Shares: Stephen G. Jansen, Susan B. Janses Co. TTEE U/A 02/23/95, 9824 Conway Rd., St. Louis, MO, 21%; NFSC FEBO Edgar M. & Joyce L. Ratliff, Edgar M. Ratliff U/A 07/20/1995, 5482 S. Ferguson Ave., Springfield, MO, 14%; Lewis Keith Shumaker & Judy M. Shumaker JT Ten, RR1 Box 1440, Golden, MO, 13%; NFSC FEBO Charles W. Hampton, Bette Hampton, 2403 NW Ashurst Dr., Lees Summit, MO, 6%; and NFSC FEBO Barton L. Bigge & Mary Bigge, 3918 NW Cimarron

St., Lees Summit, MO, 5%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned 5% or more of the Core Equity Fund’s outstanding Service Shares: Carl N. Stout Jr. Cust FBO Shannon Stout UTMA, 616 NE Lake Point Dr., Lee Summit, MO, 17%; Carl N. Stout Jr. Cust. FBO Chad Stout UTMA, 616 NE Lake Point Dr., Lee Summit, MO, 17%; NFSC/FMTC IRA FBO Suzanne B. Herbrank, 18 Maryhill Dr., St. Louis, MO, 9%; NFSC/FMTC Rollover IRA FBO Craig J. Jacobson, HCR 81 Box 8331, Cassville, MO, 7%; State Street Bank & Trust C/F FBO Karon Litzenberger IRA, 1628 E. Johnson St., Garden City, KS, 5%; State Street Bank & Trust C/F FBO Verle Elitzenberger IRA, 1628 E. Johnson St., Garden City, KS, 5%; Donald L. Bowen & Sara L. Bowen JT Ten, 2612 Laclede St., Hannibal, MO, 5%; State Street Bank & Trust Co., IRA R/O Luann P. Flota, 16 Couresy Ln, Alton, IL 62002, 15%; and State Street Bank & Trust Co. SEP, A/C Carol Lynn Moore, 1910 Joe Tayloe Cir., Norman, OK, 5%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned 5% or more of the Kansas Tax-Free Intermediate Bond Fund’s Service Shares: Trucan & Co., P.O. Box 3699, Wichita, KS, 59%, for which beneficial ownership is disclaimed or presumed disclaimed.

As used in the Statement of Additional Information and in the Prospectuses of the same date, “assets belonging to a particular series of a Fund” means the consideration received by The Commerce Funds upon the issuance or sale of shares in that particular series of the Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange or liquidation of such investments, any funds or payments derived from any reinvestments of such proceeds, and a portion of any general assets of the Fund not belonging to a particular series of the Fund. Assets belonging to a particular series of the Fund are charged with the direct liabilities in respect of that particular series of the Fund and with a share of the general liabilities of the particular series of the Fund that are normally allocated in proportion to the relative net asset levels of the respective series and Funds. Determinations by the Board of Trustees as to the direct and allocable liabilities, and allocable portion of any general assets, with respect to a particular series or Fund are conclusive.

FINANCIAL STATEMENTS

The Commerce Funds’ Annual Report with respect to the Funds for the fiscal year ended October 31, 2002 has been filed with the SEC. The financial statements in such Annual Report (the “Financial Statements”) are incorporated by reference into this Statement of Additional Information. The Financial Statements included in the Annual Report for the Funds for the fiscal year ended October 31, 2002 have been audited by KPMG LLP, The Commerce Funds’ independent auditors, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” — Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” — Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” — Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” — Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C” — Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” — Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks—Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.

These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for short-term obligations:

“Prime-1” — Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” — Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

“Prime-3” — Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” — Issuers do not fall within any of the Prime rating categories.

Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” — Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B” — Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C” — Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” — Securities are in actual or imminent payment default.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” — An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” — A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

“D” — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

— PLUS (+) OR MINUS (-) — The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” — Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” — Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

“A” — Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” — Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba” — Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B” — Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa” — Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca” — Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C” — Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” — Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” — Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” — Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” — Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” — Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” — Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

“DDD,” “DD” and “D” — Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC”.

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor’s

CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

Rating Outlook: A Standard & Poor’s Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	Positive means that a rating may be raised.

•	Negative means that a rating may be lowered.

•	Stable means that a rating is not likely to change.

•	Developing means a rating may be raised or lowered.

•	N.M. means not meaningful.

Moody’s

Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody’s opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody’s Investors Service, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s for municipal notes:

“SP-1” — The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” — The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” — The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody’s Investment Grade (“MIG”) and are divided into three levels – MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue’s specific structural or credit features. The following summarizes the ratings by Moody’s for these short-term obligations:

“MIG-1”/”VMIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/”VMIG-2” — This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

“MIG-3”/”VMIG-3” — This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“SG” — This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

APPENDIX B

The Value, Growth, MidCap Growth, Core Equity, Asset Allocation, International Equity, Bond, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may enter into futures contracts and options. Such transactions are described in this Appendix.

I.    Interest Rate Futures Contracts.

Use of Interest Rate Futures Contracts.    Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

Description of Interest Rate Futures Contracts.    An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges — principally, the Chicago Board of Trade and the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month Treasury Bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II.    Stock Index Futures Contracts.

General.    A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor’s 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, a Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III.    Futures Contracts on Foreign Currencies.

A futures contract on a foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.    Margin Payments.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a Fund’s custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value a Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and a Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, The Commerce Funds may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or gain.

V.    Risks of Transactions in Futures Contracts.

There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the securities that are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, a Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by The Commerce Funds. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the future contract being used, or if otherwise deemed to be appropriate by The Commerce Funds. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in a Fund may decline. If this occurred, a Fund would lose money on the future and also experience a decline in value in its portfolio securities.

Where futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if a Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by The Commerce Funds may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges, which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by the Funds is also subject to The Commerce Funds’ ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its Portfolio and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices, which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.    Options on Futures Contracts

The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

VII.    Accounting and Tax Treatment.

Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

Generally, futures contracts held by the Funds at the close of the Funds’ taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as “mark-to-market.” Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time a Fund holds the futures contract (“the 40-60 rule”). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by a Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a “mixed straddle” because their values fluctuate inversely to the values of specific securities held by a Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell that are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of a Fund’s taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, a Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Opinions on futures contracts generally receive federal tax treatment similar to that described above.

Certain foreign currency contracts entered into by the Funds may be subject to the “mark-to-market” process. If the Fund makes a Capital Asset Election with respect to such contracts, the contracts will be subject to the 40-60 rule, described above. Otherwise, such gain or loss will be treated as 100% ordinary gain or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm’s length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department as has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

Some investments may be subject to special rules that govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the “mark-to-market” rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a “section 988 hedging transaction” (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. “Section 988 hedging transactions” are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that a Fund may make or may ender into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Funds that are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

THE COMMERCE FUNDS

FORM N-1A

PART C.    OTHER INFORMATION

Item 23.    EXHIBITS

(a)	Trust Instrument dated February 7, 1994.(1)
(b)	Amended and Restated Bylaws of Registrant.(11)
(c)	Not applicable.
(d)(1)	Advisory Agreement among Registrant, Commerce Bank, N.A. (St. Louis) and Commerce Bank, N.A. (Kansas City).(1)
(2)	Addendum No. 1 to Advisory Agreement among Registrant, Commerce Bank, N.A. (St. Louis) and Commerce Bank, N.A. (Kansas City) with respect to the Value Fund.(3)
(3)	Addendum No. 2 to Advisory Agreement between Registrant and Commerce Bank, N.A. with respect to the Core Equity Fund and the Kansas Tax-Free Intermediate Bond Fund.(7)
(4)	Assignment and Assumption Agreement dated May 1, 2001 among Registrant, Commerce Bank, N.A. and Commerce Investment Advisors, Inc.(9)
(5)	Addendum No. 3 to Advisory Agreement between Registrant and Commerce Investment Advisors, Inc. with respect to the Asset Allocation Fund.(11)
(6)	Amended and Restated Waiver and Reimbursement Agreement between Commerce Investment Advisors, Inc. and The Commerce-Funds.(12)
(7)	Sub-Advisory Agreement dated May 1, 2002 between Commerce Bank, N.A. and Bank of Ireland.(11)
(e)	Distribution Agreement between Registrant and Goldman, Sachs & Co.(1)
(1)	Addendum No. 1 to Distribution Agreement between Registrant and Goldman, Sachs & Co. with respect to the Value Fund.(3)

	(2)	Addendum No. 2 to Distribution Agreement between Registrant and Goldman, Sachs & Co. with respect to the Core Equity Fund and the Kansas Tax-Free Intermediate Bond Fund.(7)

	(3)	Addendum No. 3 to Distribution Agreement between Registrant and Goldman, Sachs & Co. with respect to the Asset Allocation Fund.(11)

(f)	Deferred Compensation Plan and Forms of Agreement.(11)

(g)	(1)	Custodian Agreement between Registrant and State Street Bank and Trust Company.(1)

	(2)	Letter Agreement to Custodian Agreement between Registrant and State Street and Trust Company with respect to the Core Equity Fund and the Kansas Tax-Free Intermediate Bond Fund.(7)

(3)

Letter Agreement to Custodian Agreement between Registrant and State Street Bank and Trust Company with respect to the Missouri Tax-Free Intermediate Bond Fund and National Tax-Free Intermediate Bond Fund.(7)

	(4)	Amendment dated June 28, 2001 to Custodian Contract dated December 1, 1994 between Registrant and State Street Bank and Trust Company.(9)

	(5)	Letter Agreement to Custodian Agreement between Registrant and State Street Bank and Trust Company with respect to the Asset Allocation Fund.(11)

(h)	(1)	Administration Agreement between Registrant and Goldman Sachs Asset Management.(1)

	(2)	Addendum No. 1 to Administration Agreement between Registrant and Goldman Sachs Asset Management with respect to the Value Fund.(3)

	(3)	Addendum No. 2 to Administration Agreement between Registrant and Goldman Sachs Asset Management with respect to the Core Equity Fund and the Kansas Tax-Free Intermediate Bond Fund.(7)

	(4)	Addendum No. 3 to Administrative Agreement between Registrant and Goldman Sachs Asset Management with respect to the Asset Allocation Fund.(11)

	(5)	Amended and Restated Waiver and Reimbursement Agreement between Registrant and Goldman, Sachs & Co.(11)

	(6)	Transfer Agency Agreement between Registrant and State Street Bank and Trust Company.(1)

	(7)	Letter Agreement to Transfer Agency Agreement between Registrant and State Street Bank and Trust Company with respect to the Core Equity Fund and the Kansas Tax-Free Intermediate Bond Fund.(7)

	(8)	Letter Agreement to Transfer Agency Agreement between Registrant and State Street Bank and Trust Company with respect to the Asset Allocation Fund.(11)

	(9)	Amended and Restated Shareholder Administrative Services Plan for Institutional Shares and related Servicing Agreement.(10)

	(10)	Amended and Restated Shareholder Administrative Services Plan for Service Shares and related Servicing Agreement.(10)

(i)	Opinion of Counsel.(12)

(j)	(1)	Consent of Drinker Biddle & Reath LLP (included in Exhibit (i) above).

	(2)	Consent of KPMG LLP.(12)

(k)	Not Applicable.

(l)	(1)	Purchase Agreement between Registrant and Initial Trustee.(1)

	(2)	Purchase Agreement between Registrant and Goldman, Sachs & Co.(1)

	(3)	Purchase Agreement between Registrant and Commerce Bank, N.A.(1)

	(4)	Purchase Agreement between Registrant and Goldman, Sachs & Co.(3)

(5) Purchase Agreement between Registrant and Goldman, Sachs & Co.(7)

(6) Purchase Agreement between Registrant and Goldman, Sachs & Co.(6)

(7) Purchase Agreement between Registrant and Goldman, Sachs & Co.(11)

(m)	Amended and Restated Distribution Plan for Service Shares.(10)

(n)	Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System.(10)

(p)	(1) Code of Ethics for The Commerce Funds.(11)

(2) Code of Ethics for Commerce Investment-Adviser.(12)

(3) Code of Ethics for Bank of Ireland Asset Management (U.S.) Limited.(11)

(4) Code of Ethics for Goldman Sachs Asset Management, Goldman Sachs Funds Management, L.P. and Goldman Sachs Asset Management International.(11)

(1.)	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on June 30, 1995.
(2.)	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A filed on December 13, 1996.
(3.)	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A filed on September 16, 1997.
(4.)	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A filed on March 2, 1998.
(5.)	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A filed on December 18, 1998.

(6.)	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed on October 18, 2000.
(7.)	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A filed on December 15, 2000.
(8.)	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A filed on February 21, 2001.
(9.)	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A filed on February 28, 2002.
(10.)	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A filed on July 8, 2002.
(11.)	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant’s Registration Statement on Form N-1A filed on December 20, 2002.
(12.)	Filed herewith.

Item 24.    Persons Controlled by or Under Common Control with the Fund

Registrant is controlled by its Board of Trustees. As of the date of this Registration Statement, no person is controlled by or under common control with the Registrant.

Item 25.    Indemnification

Section IV of the Administration Agreement and Section XIII of the Distribution Agreement between the Registrant and Goldman, Sachs & Co. (“Goldman”) provides for indemnification of Goldman in connection with certain claims and liabilities to which Goldman, in its capacity as Registrant’s Administrator and Distributor, may be subject. Copies of the Administration Agreement and Distribution Agreement are incorporated herein by reference as Exhibits 23(e) and (h), respectively.

Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.

In addition, Section 10.2 of Registrant’s Trust Instrument, a copy of which is incorporated herein by reference as Exhibit 23(a), provides for indemnification of the Trustees and officers as follows:

Section 10.2  Indemnification.    The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter or willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 10.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trust shall indemnify officers, and shall have the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to this Section 10.2.

Section 10.3 of Registrant’s Trust Instrument provides for indemnification of shareholders as follows:

Section 10.3  Shareholders.    In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Provisions for indemnification of Registrant’s Adviser are contained in Section 3 of the Investment Advisory Agreements with Registrant.

Provisions for indemnification of Registrant’s principal underwriter, Goldman Sachs & Co., is contained in Section XIII of its Distribution Agreement with Registrant.

Provisions for indemnification of Registrant’s Transfer Agent are contained in Article 6 of its Transfer Agency Agreement with Registrant.

Provisions for indemnification of Registrant’s Administrator are contained in Section IV of its Administration Agreement with Registrant.

Item 26.    Business and Other Connections of the Investment Adviser

(a) Commerce Investment Advisors, Inc., the Registrant’s investment adviser, provides a comprehensive range of financial services.

Set forth below is a list of all of the directors and senior executive officers of Commerce Investment Advisors, Inc. and, with respect to each such person, the name and business address of the company or companies (if any) with which such person has been connected at any time since November 1, 1999, as well as the capacity in which such person was connected.

Name and Position with Commerce Investment Advisors, Inc.	Name and Principal Business Address of Other Company	Connection with Other Company

Mr. Vernon R. Stranghoener Director	Commerce Bank, N.A. 8000 Forsyth Clayton, MO 63105 (October 1999 to present)	President of The Commerce Trust Company, a division of Commerce Bank, N.A.

Mr. Landers J. Carnal Executive Vice President, Chief Investment Officer & Director	Commerce Bank, N.A. 8000 Forsyth Clayton, MO 63105 (June 2000 to present)	Executive Vice President

	Bank of America Capital Management, Inc. St. Louis, MO (February 2000 to May 2000)	Senior Vice President

	Boatman’s Capital Management, Inc. St. Louis, MO (April 1997 to January 2000)	Director, President and Chief Investment Officer

Mr. Larry Franklin, Sr. President & Director	Commerce Bank, N.A. 922 Walnut Street Kansas City, MO (1993 to present)	Senior Vice President

Mr. William R. Schuetter Vice President and Chief Operating Officer	Commerce Bank, N.A. 922 Walnut Street Kansas City, MO 64106 (1998 to present)	Vice President

Mr. Joseph Reece Vice President, Chief Compliance Officer and Assistant Secretary	Commerce Bank, N.A. 922 Walnut Street Kansas City, MO 64106 (September 1999 to present)	Assistant Vice President

(b)  The information required by this Item 26 with respect to each director and officer of Bank of Ireland Asset Management (U.S.) is incorporated by reference to Form ADV and Schedules A and D filed by Bank of Ireland Asset Management (U.S.) with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (File No. 801-29606).

Item 27.    Principal Underwriters

(a)  Goldman, Sachs & Co., or an affiliate or a division thereof currently serves as investment adviser and distributor of the units of Trust for Credit Unions, for shares of Goldman Sachs Trust and for shares of Goldman Sachs Variable Insurance Trust. Goldman, Sachs & Co., or a division thereof currently serves as administrator and distributor of the units or shares of The Commerce Funds.

(b)  Set forth below is certain information pertaining to the Managing Directors of Goldman, Sachs & Co., the Registrant’s principal underwriter, who are members of the Goldman Sachs Group, Inc.’s Management Committee. None of the members of the executive committee hold positions or offices with the Registrant.

GOLDMAN SACHS MANAGEMENT COMMITTEE

Name and Principal Business Address	Position with Goldman, Sachs & Co.
Lloyd C. Blankfein (1)	Managing Director
Gary D. Cohn (1)	Managing Director
Christopher A. Cole (1)	Managing Director
J. Michael Evans (5)	Managing Director
Richard A. Friedman (1)	Managing Director
Suzanne M. Nora Johnson (5)	Managing Director
Robert S. Kaplan (1)	Managing Director
Scott B. Kapnick (3)	Managing Director
Kevin W. Kennedy (1)	Managing Director
Peter S. Kraus (5)	Managing Director
Andrew J. Melnick (5)	Managing Director
Eric M. Mindich (5)	Managing Director
Masanori Mochida (6)	Managing Director
Thomas K. Montag (5)	Managing Director
Philip D. Murphy (2)	Managing Director
Daniel M. Neidich (1)	Managing Director
Gregory K. Palm (1)	Counsel and Managing Director
Henry M. Paulson, Jr. (1)	Chairman and Chief Executive Officer
Eric S. Schwartz (5)	Managing Director
Michael S. Sherwood (7)	Managing Director
Esta Stecher (5)	Senior Counsel and Managing Director
Robert K. Steel (2)	Managing Director
John A. Thain (1)(3)	President and Co-Chief Operating Officer
John L. Thornton (3)	President and Co-Chief Operating Officer
David A. Viniar (4)	Managing Director
John S. Weinberg (1)	Managing Director
Peter A. Weinberg (3)	Managing Director
Jon Winkelried (3)	Managing Director

(1)	85 Broad Street, New York, NY 10004
(2)	32 Old Slip, New York, NY 10005
(3)	Peterborough Court, 133 Fleet Street, London EC4A 2BB, England
(4)	10 Hanover Square, New York, NY 10005
(5)	One New York Plaza, New York, NY 10004
(6)	12-32, Akasaka I-chome, Minato-Ku, Tokyo 107-6006, Japan
(7)	River Court, 120 Fleet Street, London EC4A 2QQ, England

(c)  Not Applicable.

Item 28.    Location of Accounts and Records

(1)	Commerce Investment Advisers, Inc., 8000 Forsyth Boulevard, St. Louis, Missouri, and 922 Walnut Street, Kansas City, Missouri (records relating to their functions as investment adviser to each of Registrant’s investment portfolios).

(2)	Bank of Ireland Asset Management (U.S.), 75 Holly Hill Lane, Greenwich, CT 06830 (records relating to its function as sub-investment adviser to Registrant’s International Equity Fund).

(3)	Goldman, Sachs & Co., 32 Old Slip, New York, New York (records relating to its function as administrator and distributor to each of Registrant’s investment portfolios).

(4)	State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts (records relating to its function as custodian and transfer agent to each of Registrant’s investment portfolios).

(5)	Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996 (Registrant’s Trust Instrument, By-Laws and minute books).

Item 29.    Management Services

Not Applicable.

Item 30.    Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Kansas City, State of Missouri, on the 26th day of February, 2003.

THE COMMERCE FUNDS Registrant

By:	/s/ LARRY FRANKLIN
Larry Franklin Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ PETER W. FORTNER Peter W. Fortner	Treasurer (Principal Accounting Officer and Principal Financial Officer)	February 26, 2003

* RANDALL D. BARRON Randall D. Barron	Trustee	February 26, 2003

* DAVID L. BODDE David L. Bodde	Trustee	February 26, 2003

* John Eric Helsing John Eric Helsing	Trustee, Chairman	February 26, 2003

* JOHN JOSEPH HOLLAND John Joseph Holland	Trustee	February 26, 2003

/s/ WARREN W. WEAVER Warren W. Weaver	Trustee, President	February 26, 2003

*By:	/s/ WARREN W. WEAVER
Warren W. Weaver Attorney-in-Fact

THE COMMERCE FUNDS

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Warren W. Weaver, hereby constitutes and appoints W. Bruce McConnel his true and lawful attorney, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorney being hereby ratified and approved.

DATED: October 25, 2000	/s/ WARREN W. WEAVER Warren W. Weaver

THE COMMERCE FUNDS

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, John Joseph Holland, hereby constitutes and appoints Warren W. Weaver and W. Bruce McConnel his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: October 25, 2000	/S/ JOHN JOSEPH HOLLAND John Joseph Holland

THE COMMERCE FUNDS

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, John Eric Helsing, hereby constitutes and appoints Warren W. Weaver and W. Bruce McConnel his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: October 25, 2000	/S/ JOHN ERIC HELSING John Eric Helsing

THE COMMERCE FUNDS

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Randall D. Barron, hereby constitutes and appoints Warren W. Weaver and W. Bruce McConnel his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: October 25, 2000	/S/ RANDALL D. BARRON Randall D. Barron

THE COMMERCE FUNDS

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, David L. Bodde, hereby constitutes and appoints Warren W. Weaver and W. Bruce McConnel his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: October 25, 2000	/S/ DAVID L. BODDE David L. Bodde

THE COMMERCE FUNDS

EXHIBIT INDEX

Exhibits

23(d)(6)	Amended and Restated Waiver and Reimbursement Agreement between Commerce Investment Advisers, Inc. and The Commerce Funds.

23(i)	Opinion of Drinker Biddle & Reath LLP.

23(j)(2)	Consent of KPMG LLP.

23(p)(2)	Code of Ethics for Commerce Investment Adviser.